UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Item 1.	Reports to Stockholders.

MainStay Candriam Emerging Markets Debt Fund

(Formerly known as MainStay MacKay Emerging Markets Debt Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1,2 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[4]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	–18.75 –14.92%	–16.08 –12.13%	0.76 1.69%	2.78 3.25%	1.27 1.27%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–18.91 –15.09	–16.40 –12.46	0.54 1.47	2.59 3.06	1.57 1.57
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	–19.53 –15.38	–17.19 –13.00	0.39 0.73	2.30 2.30	2.32 2.32
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–16.19 –15.37	–13.91 –13.08	0.70 0.70	2.30 2.30	2.32 2.32
Class I Shares	No Sales Charge		8/31/2007	–14.85	–11.92	1.96	3.52	1.02

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.

The Fund replaced MacKay and modified its investment objective and principal investment strategies as of June 21, 2019. The performance in the bar chart and table prior to those dates reflects MacKay’s, investment objective and principal investment strategies.

3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
4.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

JPMorgan EMBI Global Diversified Index[5]	–10.08%	–4.97%	2.94%	5.08%
Morningstar Emerging Markets Bond Category Average[6]	–10.35	–6.43	1.58	3.63

5.

The JPMorgan EMBI Global Diversified Index is the Fund’s primary broad-based securities market index for comparison purposes. The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Emerging Markets Bond Category Average is representative of funds that invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Candriam Emerging Markets Debt Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Debt Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$850.80	$5.38	$1,019.05	$5.87	1.17%

Investor Class Shares	$1,000.00	$849.10	$6.85	$1,017.45	$7.47	1.49%

Class B Shares	$1,000.00	$846.20	$10.28	$1,013.72	$11.22	2.24%

Class C Shares	$1,000.00	$846.30	$10.28	$1,013.72	$11.22	2.24%

Class I Shares	$1,000.00	$851.50	$3.91	$1,020.64	$4.27	0.85%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2020 (Unaudited)

United States	7.6%

Mexico	6.4

Brazil	5.8

Indonesia	5.3

Kazakhstan	4.9

Peru	3.7

Chile	3.5

Colombia	3.5

Egypt	3.3

Qatar	3.1

Croatia	2.7

Dominican Republic	2.7

South Africa	2.5

Turkey	2.5

United Arab Emirates	2.5

Azerbaijan	2.0

Argentina	1.9

Nigeria	1.8

Ecuador	1.7

Bahamas	1.6

El Salvador	1.5

Jamaica	1.5

Iraq	1.4

China	1.3

Panama	1.3

Paraguay	1.3

Uruguay	1.3

Belarus	1.2%

Sri Lanka	1.2

Costa Rica	1.1

India	1.1

Ukraine	1.1

Angola	1.0

Bermuda	1.0

Romania	1.0

Bahrain	0.9

Ghana	0.9

Guatemala	0.9

Kenya	0.9

Namibia	0.9

Pakistan	0.9

Saudi Arabia	0.9

Tajikistan	0.9

Senegal	0.7

Cameroon	0.6

Cayman Islands	0.6

Venezuela	0.6

Armenia	0.4

Ivory Coast	0.4

Philippines	0.4

Gabon	0.2

Lebanon	0.1

Other Assets, Less Liabilities	1.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	KazMunayGas National Co. JSC, 5.375%–6.375%, due 4/24/30–10/24/48

2.	Petroleos Mexicanos, 5.95%–7.69%, due 3/13/27–1/28/60

3.	Pertamina Persero PT, 3.10%–5.625%, due 1/21/30–2/25/60

4.	Colombia Government International Bond, 3.00%–6.125%, due 3/15/29–5/15/49

5.	Egypt Government International Bond, 6.875%–8.70%, due 4/30/40–3/1/49
6.	Qatar Government International Bond, 3.40%–5.103%, due 4/16/25–3/14/49

7.	Corp. Nacional del Cobre de Chile, 3.70%–4.25%, due 1/15/31–1/30/50

8.	Dominican Republic International Bond, 4.50%–5.95%, due 1/25/27–1/30/60

9.	Croatia Government International Bond, 6.00%, due 1/26/24

10.	Abu Dhabi Government International Bond, 2.50%–3.125%, due 4/16/25–9/30/49

8	MainStay Candriam Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Diliana Deltcheva, CFA, Magda Branet, CFA, and Christopher Mey, CFA, of Candriam Luxembourg S.C.A., the Fund’s Subadvisor.

How did MainStay Candriam Emerging Markets Debt Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Candriam Emerging Markets Debt Fund returned –14.85%, underperforming the –10.08% return of the Fund’s primary benchmark, the JPMorgan EMBI Global Diversified Index. Over the same period, Class I shares underperformed the –10.35% return of the Morningstar Emerging Markets Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

After performing relatively well during the first three months of the reporting period, the Fund significantly underperformed the JPMorgan EMBI Global Diversified Index in February and March 2020. During those two months, hard-currency-denominated emerging market sovereign debt (measured by the benchmark) delivered its worst quarter since the financial crisis of 2008. Most of the downturn occurred in March as the COVID-19 pandemic spread, and Saudi Arabia and Russia launched an oil price war. The holdings that detracted most significantly from the Fund’s relative performance during this time included overweight positions in credits from oil-producing countries Angola and Ecuador, which faced concerns over debt sustainability and liquidity as oil prices collapsed. While the Fund’s relative performance improved again in April as the hard-currency-denominated emerging market sovereign debt asset class rebounded on announcements of unprecedented financial support for emerging economies, relative returns for the reporting period as a whole continued to lag the benchmark.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

As mentioned above, the Fund was impacted by the material market correction triggered by the COVID-19 pandemic and the oil price shock in March 2020. During that month, the JP Morgan EMBI Global Diversified Index experienced its worst drawdown since October 2008. Asset class liquidity deteriorated sharply, with bid/offer spreads2 widening to an average 140 basis points from their long-term average of 80 basis points. (A basis point is one one-hundredth of a percentage point.) However, in April the market for emerging market hard-currency-denominated bonds rebounded somewhat, bid/offer spreads narrowed and liquidity improved as the U.S. Federal

Reserve and the European Central Bank took action to stabilize markets for U.S. and European government and credit securities.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund added to a defensive ten-year U.S. Treasury futures position in March 2020, which added approximately 60 basis points to the relative performance of the Fund when compared to the JP Morgan EMBI Global Diversified Index by the end of the reporting period.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s absolute duration position stood between 7.9 years and 8.7 years during the reporting period. The Fund’s relative duration compared with the JPMorgan EMBI Global Diversified Index was between 0.7 years and 1.22 during the same period.

In November 2019, February 2020 and April 2020, the Fund’s relative duration position declined after taking profits on outperforming emerging market bonds. In December 2019 and January 2020, the relative duration position increased as the Fund added exposure via attractively priced new emerging market issues. In March 2020, the Fund’s relative duration position increased as we added to the Fund’s futures positions in traditional ‘safe haven’ ten-year U.S. Treasury bonds on expectation that they would protect performance during market corrections. The Fund’s overweight duration position enhanced relative performance in the months of December, January, February and April, and detracted in the months of November and March.

How was the Fund affected by shifting currency values during the reporting period?

The Fund was not materially affected by the emerging market currency devaluation trend that prevailed during the reporting period.

During the reporting period, which countries and/or sectors were the strongest positive contributors to the Fund’s relative performance and which countries and/or sectors were particularly weak?

During the reporting period, underweight exposures to credits from Oman (which was not held in Fund during the reporting

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time, or the difference between the bid and offer price of a security.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

period) and Lebanon provided the strongest positive contributions to the Fund’s performance relative to the JPMorgan EMBI Global Diversified Index. (Contributions take weightings and total returns into account.) In Lebanon, bond prices collapsed by more than 70% as social unrest and rising funding stress led the government to default on sovereign debt in early March 2020. Credits from Oman were among the worst performing Middle Eastern credits as the country had only a limited foreign exchange reserve cushion against its expected combined fiscal and current account deficits in the face of low oil prices.

The most significant detractors from the Fund’s performance relative to the benchmark during the same period included overweight exposures to credits from Ecuador and from the state oil company of Mexico, Pemex. Both credits declined materially in March as oil prices fell sharply on lower energy demand due to the COVID-19 pandemic and an oil price war between Saudi Arabia and Russia. In light of decreasing oil revenues, Ecuador’s ability to service its U.S. dollar-denominated debt came under question, as did the commitment of the Mexican government to continue extending financial support to Pemex.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchases during the reporting period were related to scaling up the Fund’s exposure to Middle Eastern oil exporters from Qatar and the United Arab Emirates through primary market bond placements of credits. During the same period, the Fund’s largest sales involved trimming overweight exposure to credits from Bahrain and Ukraine after they materially outperformed the JPMorgan EMBI Global Diversified Index in late 2019 and early 2020.

How did the Fund’s country and/or sector weightings change during the reporting period?

As mentioned above, the Fund added exposure to credits from Qatar and the United Arab Emirates in April 2020 due to our view that new deals were attractively priced. We believed these purchases positioned the Fund to benefit from elevated risk premiums, and reflected our expectation of oil price stabilization later in 2020. Conversely, the Fund took profits in credits from Bahrain in November 2019 and Ukraine in February and March 2020. In our opinion, both credits had rallied beyond levels justified by macroeconomic policies and fundamentals.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held its largest overweight exposures relative to the JPMorgan EMBI Global Diversified Index in credits from Indonesia, Egypt and Kazakhstan. In our opinion, the Indonesian credits were attractively valued, investment-grade securities. We also believed the Egyptian credits stood to benefit from attractive valuations and International Monetary Fund support for the country, providing viable funding plans for 2020. The Fund’s investments in Kazakhstan reflected our view that, as an energy exporter, the country offered attractive valuations in comparison to those from Russia and adequate foreign exchange reserves to withstand the 2020 oil price shock.

As of the same date, the Fund held its most significantly underweight positions relative to the benchmark in credits from Russia and Saudi Arabia, which we believed faced the threat of rising political risks and macroeconomic models that call for unsustainable oil production. The Fund also held underweight exposure to credits from the Philippines, where we found less attractive valuations compared to other investment-grade Asian options.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Candriam Emerging Markets Debt Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 90.9%† Corporate Bonds 33.7%
Armenia 0.4%
Republic of Armenia International Bond Series Reg S 3.95%, due 9/26/29	$500,000	$463,214

Azerbaijan 2.0%
State Oil Co. of The Azerbaijan Republic Series Reg S 6.95%, due 3/18/30	2,000,000	2,094,560

Brazil 5.8%
Braskem Netherlands Finance B.V.
Series Reg S 4.50%, due 1/10/28	500,000	425,000
Series Reg S 4.50%, due 1/31/30	900,000	729,000
Series Reg S 5.875%, due 1/31/50	900,000	690,750
Fibria Overseas Finance, Ltd. 5.25%, due 5/12/24	750,000	754,627
Petrobras Global Finance B.V.
7.25%, due 3/17/44	500,000	500,250
7.375%, due 1/17/27	1,000,000	1,054,500
Rede D’or Finance S.A.R.L. Series Reg S 4.50%, due 1/22/30	1,000,000	846,300
Rumo Luxembourg S.A.R.L. Series Reg S 5.875%, due 1/18/25	1,000,000	989,900

		5,990,327

Cayman Islands 0.6%
Bioceanico Sovereign Certificate, Ltd. Series Reg S (zero coupon), due 6/5/34	1,000,000	638,000

Chile 3.5%
Corp. Nacional del Cobre de Chile
Series Reg S 3.70%, due 1/30/50	1,500,000	1,356,233
Series Reg S 3.75%, due 1/15/31	200,000	202,646
Series Reg S 4.25%, due 7/17/42	1,500,000	1,452,275
Latam Finance, Ltd. Series Reg S 7.00%, due 3/1/26	1,000,000	415,000

	Principal Amount	Value
Chile (continued)
Sociedad Quimica y Minera de Chile S.A. Series Reg S 4.25%, due 1/22/50	$250,000	$223,750

		3,649,904

China 0.8%
Baidu, Inc. 4.375%, due 3/29/28	750,000	822,115

Guatemala 0.9%
Central American Bottling Corp. Series Reg S 5.75%, due 1/31/27	1,000,000	980,000

India 0.2%
Vedanta Resources, Ltd. 6.125%, due 8/9/24 (a)	500,000	182,504

Indonesia 4.2%
Indonesia Government International Bond 3.85%, due 10/15/30	550,000	569,971
Pertamina Persero PT
Series Reg S 3.10%, due 1/21/30	500,000	456,364
Series Reg S 3.10%, due 8/25/30	500,000	461,242
Series Reg S 4.15%, due 2/25/60	400,000	328,107
Series Reg S 4.175%, due 1/21/50	600,000	499,709
5.625%, due 5/20/43 (a)	2,000,000	2,039,269

		4,354,662

Kazakhstan 4.9%
KazMunayGas National Co. JSC
5.375%, due 4/24/30 (a)	2,000,000	1,980,468
Series Reg S 5.75%, due 4/19/47	1,500,000	1,497,750
6.375%, due 10/24/48 (a)	1,000,000	1,035,156
Series Reg S 6.375%, due 10/24/48	600,000	621,094

		5,134,468

Mexico 6.4%
Grupo Televisa S.A.B. 4.625%, due 1/30/26	1,250,000	1,299,850
Minera Mexico, S.A. de C.V. Series Reg S 4.50%, due 1/26/50	400,000	344,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Mexico (continued)
Petroleos Mexicanos
Series Reg S 5.95%, due 1/28/31	$500,000	$362,150
6.50%, due 3/13/27	2,000,000	1,630,000
6.75%, due 9/21/47	1,385,000	952,187
Series Reg S 6.84%, due 1/23/30 (b)	800,000	630,000
Series Reg S 6.95%, due 1/28/60	1,000,000	700,010
Series Reg S 7.69%, due 1/23/50	1,000,000	735,000

		6,653,397

Peru 3.7%
Corp. Financiera de Desarrollo S.A. Series Reg S 4.75%, due 7/15/25	2,000,000	2,077,520
Peruvian Government International Bond
2.392%, due 1/23/26	200,000	204,000
2.783%, due 1/23/31	1,000,000	1,031,000
Southern Copper Corp. 5.875%, due 4/23/45	500,000	561,213

		3,873,733

Venezuela 0.3%
Petroleos de Venezuela S.A. (c)(d)(e)
Series Reg S (zero coupon), due 5/16/24	2,500,000	93,750
Series Reg S (zero coupon), due 11/15/26	2,500,000	93,750
Series Reg S (zero coupon), due 4/12/27	3,000,000	112,500

		300,000

Total Corporate Bonds (Cost $41,449,172)		35,136,884

Foreign Government Bonds 57.2%
Angola 1.0%
Angolan Government International Bond
Series Reg S 8.00%, due 11/26/29	950,000	413,250
Series Reg S 9.375%, due 5/8/48	1,000,000	426,234
Series Reg S 9.50%, due 11/12/25	500,000	232,795

		1,072,279

	Principal Amount	Value
Argentina 1.9%
Argentine Republic Government International Bond
7.125%, due 7/6/36	$1,500,000	$360,015
7.625%, due 4/22/46	2,500,000	612,525
Provincia de Buenos Aires 7.875%, due 6/15/27 (a)	4,000,000	1,060,000

		2,032,540

Bahamas 1.6%
Bahamas Government International Bond Series Reg S 6.00%, due 11/21/28	2,000,000	1,620,000

Bahrain 0.9%
Bahrain Government International Bond 7.50%, due 9/20/47 (a)	1,000,000	943,900

Belarus 1.2%
Republic of Belarus International Bond 7.625%, due 6/29/27 (a)	1,250,000	1,231,875

Bermuda 1.0%
Bermuda Government International Bond Series Reg S 3.717%, due 1/25/27	1,000,000	1,000,000

Cameroon, United Republic Of 0.6%
Republic of Cameroon International Bond 9.50%, due 11/19/25 (a)	750,000	641,250

China 0.5%
China Government International Bond Series Reg S 3.50%, due 10/19/28	500,000	571,715

Colombia 3.5%
Colombia Government International Bond
3.00%, due 1/30/30	1,000,000	908,010
4.50%, due 3/15/29	500,000	505,005
5.20%, due 5/15/49	550,000	565,449
6.125%, due 1/18/41	1,500,000	1,672,500

		3,650,964

Costa Rica 1.1%
Costa Rica Government International Bond Series Reg S 7.00%, due 4/4/44	1,500,000	1,140,000

12	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds (continued)
Croatia 2.7%
Croatia Government International Bond Series Reg S 6.00%, due 1/26/24	$2,500,000	$2,782,790

Dominican Republic 2.7%
Dominican Republic International Bond
Series Reg S 4.50%, due 1/30/30 (b)	600,000	496,500
Series Reg S 5.875%, due 1/30/60	400,000	319,000
Series Reg S 5.95%, due 1/25/27	2,250,000	2,030,625

		2,846,125

Ecuador 1.7%
Ecuador Government International Bond (e)
Series Reg S 7.875%, due 3/27/25	1,600,000	456,000
Series Reg S 7.875%, due 1/23/28	700,000	198,632
Series Reg S 9.50%, due 3/27/30	2,500,000	712,500
Series Reg S 10.75%, due 1/31/29	1,500,000	427,515

		1,794,647

Egypt 3.3%
Egypt Government International Bond
Series Reg S 6.875%, due 4/30/40	2,000,000	1,655,032
Series Reg S 8.70%, due 3/1/49	2,000,000	1,792,388

		3,447,420

El Salvador 1.5%
El Salvador Government International Bond
Series Reg S 7.125%, due 1/20/50 (b)	1,000,000	755,000
Series Reg S 7.625%, due 2/1/41	1,000,000	770,000

		1,525,000

Gabon 0.2%
Gabon Government International Bond Series Reg S 6.375%, due 12/12/24	303,902	217,253

Ghana 0.9%
Ghana Government International Bond
Series Reg S 7.875%, due 2/11/35	550,000	413,325

	Principal Amount	Value
Ghana (continued)
Ghana Government International Bond (continued)
Series Reg S 8.627%, due 6/16/49	$750,000	$562,688

		976,013

India 0.9%
Export-Import Bank of India Series Reg S 3.375%, due 8/5/26	1,000,000	981,682

Indonesia 1.1%
Indonesia Government International Bond 5.125%, due 1/15/45 (a)	1,000,000	1,122,148

Iraq 1.4%
Iraq International Bond
Series Reg S 5.80%, due 1/15/28	500,000	362,600
Series Reg S 6.752%, due 3/9/23	1,400,000	1,057,280

		1,419,880

Ivory Coast 0.4%
Ivory Coast Government International Bond 6.125%, due 6/15/33 (a)	500,000	429,560

Jamaica 1.5%
Jamaica Government International Bond 7.875%, due 7/28/45	1,500,000	1,578,750

Kenya 0.9%
Kenya Government International Bond 7.25%, due 2/28/28 (a)	1,000,000	897,280

Lebanon 0.1%
Lebanon Government International Bond Series Reg S 6.85%, due 3/23/27 (d)(e)	500,000	78,750

Namibia 0.9%
Namibia International Bonds Series Reg S 5.25%, due 10/29/25	1,000,000	904,080

Nigeria 1.8%
Nigeria Government International Bond
6.50%, due 11/28/27 (a)	1,000,000	755,000
Series Reg S 7.875%, due 2/16/32	1,500,000	1,132,500

		1,887,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Foreign Government Bonds (continued)
Pakistan 0.9%
Pakistan Government International Bond 8.25%, due 9/30/25 (a)	$1,000,000	$920,200

Panama 1.3%
Panama Government International Bond
3.87%, due 7/23/60	1,000,000	1,037,500
4.50%, due 4/1/56	300,000	336,750

		1,374,250

Paraguay 1.3%
Paraguay Government International Bond
Series Reg S 4.95%, due 4/28/31	300,000	309,000
6.10%, due 8/11/44 (a)	1,000,000	1,060,010

		1,369,010

Philippines 0.4%
Philippine Government International Bond
2.457%, due 5/5/30	200,000	203,950
2.95%, due 5/5/45	200,000	204,890

		408,840

Qatar 3.1%
Qatar Government International Bond
Series Reg S 3.40%, due 4/16/25 (b)	350,000	372,341
Series Reg S 3.75%, due 4/16/30	400,000	436,704
Series Reg S 4.817%, due 3/14/49	1,000,000	1,202,784
Series Reg S 5.103%, due 4/23/48	1,000,000	1,245,000

		3,256,829

Romania 1.0%
Romanian Government International Bond Series Reg S 5.125%, due 6/15/48	1,000,000	1,061,880

Saudi Arabia 0.9%
Saudi Government International Bond
Series Reg S 2.90%, due 10/22/25	400,000	405,000
Series Reg S 3.25%, due 10/22/30	500,000	504,800

		909,800

Senegal 0.7%
Senegal Government International Bond
Series Reg S 6.25%, due 7/30/24	500,000	463,250

	Principal Amount	Value
Senegal (continued)
Senegal Government International Bond (continued)
Series Reg S 6.25%, due 5/23/33	$250,000	$218,925

		682,175

South Africa 2.5%
Republic of South Africa Government International Bond
4.875%, due 4/14/26	1,000,000	929,770
5.75%, due 9/30/49	1,000,000	780,080
6.25%, due 3/8/41	1,000,000	875,912

		2,585,762

Sri Lanka 1.2%
Sri Lanka Government International Bond
Series Reg S 6.75%, due 4/18/28	800,000	451,998
Series Reg S 7.55%, due 3/28/30	890,000	507,221
Series Reg S 7.85%, due 3/14/29	500,000	282,505

		1,241,724

Tajikistan 0.9%
Republic of Tajikistan International Bond Series Reg S 7.125%, due 9/14/27	1,500,000	952,500

Turkey 2.5%
Turkey Government International Bond
5.25%, due 3/13/30	1,000,000	830,000
5.75%, due 5/11/47	500,000	379,868
6.875%, due 3/17/36	1,500,000	1,353,750

		2,563,618

Ukraine 1.1%
Ukraine Government International Bond
Series Reg S (zero coupon), due 5/31/40 (f)	1,000,000	738,034
Series Reg S 7.375%, due 9/25/32	500,000	442,500

		1,180,534

United Arab Emirates 2.5%
Abu Dhabi Government International Bond
Series Reg S 2.50%, due 4/16/25 (b)	300,000	308,360
Series Reg S 2.50%, due 9/30/29	1,000,000	1,016,360
Series Reg S 3.125%, due 4/16/30	350,000	371,945
Series Reg S 3.125%, due 9/30/49	1,000,000	958,000

		2,654,665

14	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds (continued)
Uruguay 1.3%
Uruguay Government International Bond 7.625%, due 3/21/36	$1,000,000	$1,386,260

Venezuela 0.3%
Bollivarian Republic of Venezuela Series Reg S 9.25%, due 5/7/28 (c)(d)(e)	4,095,000	327,600

Total Foreign Government Bonds (Cost $80,390,750)		59,669,048

Total Long-Term Bonds (Cost $121,839,922)		94,805,932

Short-Term Investments 7.6%
Affiliated Investment Company 6.0%
MainStay U.S. Government Liquidity Fund, 0.01% (g)	6,197,501	6,197,501

Unaffiliated Investment Company 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.19% (g)(h)	1,698,245	1,698,245

Total Short-Term Investments (Cost $7,895,746)		7,895,746

Total Investments (Cost $129,735,668)	98.5%	102,701,678
Other Assets, Less Liabilities	1.5	1,544,079
Net Assets	100.0%	$104,245,757
†	Percentages indicated are based on Fund net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $1,663,998. The Fund received cash collateral with a value of $1,698,245 (See Note 2(K)).

(c)

Illiquid security—As of April 30, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $627,600, which represented 0.6% of the Fund’s net assets.

(d)	Issue in default.

(e)	Issue in non-accrual status.

(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2020.

(g)	Current yield as of April 30, 2020.

(h)	Represents a security purchased with cash collateral received for securities on loan.

Futures Contracts

As of April 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
10-Year United States Treasury Note	25	June 2020	$3,435,064	$3,476,563	$41,499

1.	As of April 30, 2020, cash in the amount of $55,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2020.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$35,136,884	$—	$35,136,884
Foreign Government Bonds	—	59,669,048	—	59,669,048

Total Long-Term Bonds	—	94,805,932	—	94,805,932

Short-Term Investments
Affiliated Investment Company	6,197,501	—	—	6,197,501
Unaffiliated Investment Company	1,698,245	—	—	1,698,245

Total Short-Term Investments	7,895,746	—	—	7,895,746

Total Investments in Securities	7,895,746	94,805,932	—	102,701,678

Other Financial Instruments
Futures Contracts (b)	41,499	—	—	41,499

Total Investments in Securities and Other Financial Instruments	$7,937,245	$94,805,932	$—	$102,743,177

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

16	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $123,538,167) including securities on loan of $1,663,998	$96,504,177
Investment in affiliated investment company, at value (identified cost $6,197,501)	6,197,501
Cash denominated in foreign currencies (identified cost $1,158,275)	1,137,318
Cash collateral on deposit at broker for futures contracts	55,000
Receivables:
Dividends and interest	1,636,105
Variation margin on futures contracts	1,405,627
Investment securities sold	477,844
Fund shares sold	36,408
Securities lending	648
Other assets	62,082

Total assets	107,512,710

Liabilities
Due to custodian	199,809
Cash collateral received for securities on loan	1,698,245
Payables:
Investment securities purchased	877,667
Fund shares redeemed	294,984
Transfer agent (See Note 3)	44,206
Manager (See Note 3)	38,670
Professional fees	31,839
Shareholder communication	27,753
NYLIFE Distributors (See Note 3)	25,782
Trustees	235
Accrued expenses	1,529
Dividend payable	26,234

Total liabilities	3,266,953

Net assets	$104,245,757

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$120,148
Additional paid-in capital	140,327,933

140,448,081
Total distributable earnings (loss)	(36,202,324)

Net assets	$104,245,757

Class A
Net assets applicable to outstanding shares	$74,614,908

Shares of beneficial interest outstanding	8,596,036

Net asset value per share outstanding	$8.68
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.09

Investor Class
Net assets applicable to outstanding shares	$12,762,808

Shares of beneficial interest outstanding	1,455,232

Net asset value per share outstanding	$8.77
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.18

Class B
Net assets applicable to outstanding shares	$1,855,202

Shares of beneficial interest outstanding	218,070

Net asset value and offering price per share outstanding	$8.51

Class C
Net assets applicable to outstanding shares	$7,849,323

Shares of beneficial interest outstanding	921,273

Net asset value and offering price per share outstanding	$8.52

Class I
Net assets applicable to outstanding shares	$7,163,516

Shares of beneficial interest outstanding	824,217

Net asset value and offering price per share outstanding	$8.69

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest (a)	$3,980,302
Dividends-affiliated	18,160
Securities lending	3,344

Total income	4,001,806

Expenses
Manager (See Note 3)	455,786
Distribution/Service—Class A (See Note 3)	109,881
Distribution/Service—Investor Class (See Note 3)	18,670
Distribution/Service—Class B (See Note 3)	11,805
Distribution/Service—Class C (See Note 3)	49,578
Transfer agent (See Note 3)	136,827
Registration	46,967
Professional fees	38,988
Custodian	24,180
Shareholder communication	19,692
Trustees	1,674
Miscellaneous	6,692

Total expenses before waiver/reimbursement	920,740
Expense waiver/reimbursement from Manager (See Note 3)	(94,690)

Net expenses	826,050

Net investment income (loss)	3,175,756

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	28,070
Futures transactions	(80,872)
Foreign currency transactions	(47,580)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(100,382)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(23,880,219)
Futures contracts	41,499
Translation of other assets and liabilities in foreign currencies	(62,068)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	(23,900,788)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(24,001,170)

Net increase (decrease) in net assets resulting from operations	$(20,825,414)

(a)	Interest recorded net of foreign withholding taxes in the amount of $1,648.

18	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,175,756	$6,768,376
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(100,382)	3,689,881
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	(23,900,788)	6,599,282

Net increase (decrease) in net assets resulting from operations	(20,825,414)	17,057,539

Distributions to shareholders:
Class A	(2,130,208)	(4,410,178)
Investor Class	(334,190)	(730,210)
Class B	(44,958)	(121,596)
Class C	(188,410)	(581,845)
Class I	(359,956)	(1,065,235)

Total distributions to shareholders	(3,057,722)	(6,909,064)

Capital share transactions:
Net proceeds from sale of shares	6,680,035	101,839,510
Net asset value of shares issued to shareholders in reinvestment of distributions	2,910,480	6,590,775
Cost of shares redeemed	(21,870,013)	(113,866,471)

Increase (decrease) in net assets derived from capital share transactions	(12,279,498)	(5,436,186)

Net increase (decrease) in net assets	(36,162,634)	4,712,289

Net Assets
Beginning of period	140,408,391	135,696,102

End of period	$104,245,757	$140,408,391

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$10.46		$9.71	$10.88	$10.52	$9.60		$11.38

Net investment income (loss) (a)	0.25		0.49	0.45	0.53	0.57		0.62

Net realized and unrealized gain (loss) on investments	(1.78)		0.76	(1.19)	0.31	0.87		(1.51)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.00)‡	(0.01)	0.01		0.02

Total from investment operations	(1.54)		1.25	(0.74)	0.83	1.45		(0.87)

Less distributions:

From net investment income	(0.24)		(0.50)	(0.43)	(0.36)	(0.29)		(0.63)

From net realized gain on investments	—		—	—	—	—		(0.22)

Return of capital	—		—	—	(0.11)	(0.24)		(0.06)

Total distributions	(0.24)		(0.50)	(0.43)	(0.47)	(0.53)		(0.91)

Net asset value at end of period	$8.68		$10.46	$9.71	$10.88	$10.52		$9.60

Total investment return (b)	(14.92%)		13.05%	(6.95%)	8.18%	15.63%		(7.54%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.98	% ††	4.78%	4.36%	5.04%	5.70	%(c)	6.18%

Net expenses (d)	1.17	% ††	1.23%	1.26%	1.22%	1.22	%(e)	1.23%

Expenses (before waiver/reimbursement) (d)	1.31	% ††	1.26%	1.26%	1.22%	1.22%		1.23%

Portfolio turnover rate	44%		102%	44%	37%	38%		19%

Net assets at end of period (in 000’s)	$74,615		$93,472	$86,452	$110,238	$109,657		$98,573

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.69%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.23%.

20	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$10.57		$9.80	$10.98	$10.61	$9.68		$11.46

Net investment income (loss) (a)	0.24		0.47	0.43	0.52	0.55		0.61

Net realized and unrealized gain (loss) on investments	(1.80)		0.77	(1.20)	0.31	0.88		(1.52)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.00)‡	(0.01)	0.01		0.02

Total from investment operations	(1.57)		1.24	(0.77)	0.82	1.44		(0.89)

Less distributions:

From net investment income	(0.23)		(0.47)	(0.41)	(0.35)	(0.27)		(0.61)

From net realized gain on investments	—		—	—	—	—		(0.22)

Return of capital	—		—	—	(0.10)	(0.24)		(0.06)

Total distributions	(0.23)		(0.47)	(0.41)	(0.45)	(0.51)		(0.89)

Net asset value at end of period	$8.77		$10.57	$9.80	$10.98	$10.61		$9.68

Total investment return (b)	(15.09%)		12.82%	(7.18%)	7.99%	15.38%		(7.66%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.67	% ††	4.50%	4.15%	4.86%	5.50	%(c)	6.01%

Net expenses (d)	1.49	% ††	1.52%	1.47%	1.42%	1.42	%(e)	1.41%

Expenses (before waiver/reimbursement) (d)	1.63	% ††	1.56%	1.49%	1.42%	1.42%		1.41%

Portfolio turnover rate	44%		102%	44%	37%	38%		19%

Net assets at end of period (in 000’s)	$12,763		$16,024	$15,911	$18,613	$32,318		$25,130

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.49%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.43%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$10.26		$9.52	$10.69	$10.34	$9.44		$11.20

Net investment income (loss) (a)	0.19		0.38	0.34	0.43	0.47		0.52

Net realized and unrealized gain (loss) on investments	(1.74)		0.75	(1.18)	0.30	0.86		(1.48)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	0.00 ‡	(0.01)	0.01		0.02

Total from investment operations	(1.56)		1.13	(0.84)	0.72	1.34		(0.94)

Less distributions:

From net investment income	(0.19)		(0.39)	(0.33)	(0.29)	(0.20)		(0.54)

From net realized gain on investments	—		—	—	—	—		(0.22)

Return of capital	—		—	—	(0.08)	(0.24)		(0.06)

Total distributions	(0.19)		(0.39)	(0.33)	(0.37)	(0.44)		(0.82)

Net asset value at end of period	$8.51		$10.26	$9.52	$10.69	$10.34		$9.44

Total investment return (b)	(15.38%)		12.04%	(7.98%)	7.20%	14.60%		(8.36%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.93	% ††	3.76%	3.37%	4.11%	4.78	%(c)	5.24%

Net expenses (d)	2.24	% ††	2.27%	2.22%	2.17%	2.17	%(e)	2.16%

Expenses (before waiver/reimbursement) (d)	2.38	% ††	2.31%	2.24%	2.17%	2.17%		2.16%

Portfolio turnover rate	44%		102%	44%	37%	38%		19%

Net assets at end of period (in 000’s)	$1,855		$2,663	$3,660	$6,012	$7,506		$8,111

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.77%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.18%.

22	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$10.27		$9.54	$10.70	$10.35	$9.45		$11.22

Net investment income (loss) (a)	0.19		0.38	0.35	0.43	0.47		0.52

Net realized and unrealized gain (loss) on investments	(1.74)		0.74	(1.18)	0.29	0.86		(1.49)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.00)‡	(0.00)‡	0.01		0.02

Total from investment operations	(1.56)		1.12	(0.83)	0.72	1.34		(0.95)

Less distributions:

From net investment income	(0.19)		(0.39)	(0.33)	(0.29)	(0.20)		(0.54)

From net realized gain on investments	—		—	—	—	—		(0.22)

Return of capital	—		—	—	(0.08)	(0.24)		(0.06)

Total distributions	(0.19)		(0.39)	(0.33)	(0.37)	(0.44)		(0.82)

Net asset value at end of period	$8.52		$10.27	$9.54	$10.70	$10.35		$9.45

Total investment return (b)	(15.37%)		11.91%	(7.88%)	7.19%	14.58%		(8.43%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.92	% ††	3.78%	3.39%	4.11%	4.77	%(c)	5.24%

Net expenses (d)	2.24	% ††	2.27%	2.22%	2.17%	2.17	%(e)	2.16%

Expenses (before waiver/reimbursement) (d)	2.38	% ††	2.31%	2.24%	2.17%	2.17%		2.16%

Portfolio turnover rate	44%		102%	44%	37%	38%		19%

Net assets at end of period (in 000’s)	$7,849		$11,150	$19,246	$28,270	$35,789		$37,808

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.76%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.18%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$10.48		$9.72	$10.90	$10.53	$9.61		$11.39

Net investment income (loss) (a)	0.27		0.52	0.48	0.56	0.59		0.65

Net realized and unrealized gain (loss) on investments	(1.79)		0.76	(1.20)	0.32	0.88		(1.52)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.00)‡	(0.01)	0.01		0.02

Total from investment operations	(1.53)		1.28	(0.72)	0.87	1.48		(0.85)

Less distributions:

From net investment income	(0.26)		(0.52)	(0.46)	(0.39)	(0.32)		(0.65)

From net realized gain on investments	—		—	—	—	—		(0.22)

Return of capital	—		—	—	(0.11)	(0.24)		(0.06)

Total distributions	(0.26)		(0.52)	(0.46)	(0.50)	(0.56)		(0.93)

Net asset value at end of period	$8.69		$10.48	$9.72	$10.90	$10.53		$9.61

Total investment return (b)	(14.85%)		13.46%	(6.80%)	8.54%	15.90%		(7.30%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.25	% ††	4.99%	4.60%	5.22%	5.96	%(c)	6.38%

Net expenses (d)	0.85	% ††	0.94%	1.01%	0.97%	0.97	%(e)	0.98%

Expenses (before waiver/reimbursement) (d)	1.06%		1.01%	1.01%	0.97%	0.97%		0.98%

Portfolio turnover rate	44%		102%	44%	37%	38%		19%

Net assets at end of period (in 000’s)	$7,164		$17,100	$10,428	$22,717	$13,759		$16,825

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.95%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.98%.

24	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Candriam Emerging Markets Debt Fund (the “Fund”), a “diversified fund” as that term is defined in the 1940 Act as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2020, Class R6 shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering

25

Notes to Financial Statements (Unaudited) (continued)

information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are

26	MainStay Candriam Emerging Markets Debt Fund

deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2020, and can change at any time. Illiquid investments as of April 30, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective

27

Notes to Financial Statements (Unaudited) (continued)

interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2020, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of April 30, 2020, are shown in the Portfolio of Investments.

28	MainStay Candriam Emerging Markets Debt Fund

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $1,663,998 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,698,245.

(L)  High Yield and General Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund’s principal investments include high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market economic or political conditions, these securities may experience higher than normal default rates.

(M)  Foreign Securities and Emerging Markets Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

(N)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

29

Notes to Financial Statements (Unaudited) (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve positioning of the portfolio.

Fair value of derivative instruments as of April 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$41,499	$41,499

Total Fair Value		$41,499	$41,499

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(80,872)	$(80,872)

Total Realized Gain (Loss)		$(80,872)	$(80,872)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$41,499	$41,499

Total Change in Unrealized Appreciation (Depreciation)		$41,499	$41,499

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long (a)	$5,205,469	$5,205,469

(a)	Positions were open two months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam Luxembourg S.C.A. (“Candriam Luxembourg” or the “Subadvisor”) as the Fund’s subadvisor. Candriam Luxembourg, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Luxembourg, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million.

During the six-month period ended April 30, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage

30	MainStay Candriam Emerging Markets Debt Fund

and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.17% and Class I, 0.85%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to the Investor Class, Class B and Class C shares. Additionally, New York Life Investments contractually has agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $455,786 and waived fees/reimbursed expenses in the amount of $94,690 and paid MacKay Shields LLC $180,425.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $6,533 and $1,168, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2020, of $371, $539 and $713, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$63,826	$—
Investor Class	34,154	—
Class B	5,398	—
Class C	22,622	—
Class I	10,827	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

31

Notes to Financial Statements (Unaudited) (continued)

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$4,738	$52,874	$(51,414)	$—	$—	$6,198	$18	$—	6,198

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$129,839,603	$1,542,861	$(28,680,786)	$(27,137,925)

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $8,322,902 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired or have expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$—	$8,323

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Distributions paid from:
Ordinary Income	$6,909,064

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $53,521 and $68,072, respectively.

32	MainStay Candriam Emerging Markets Debt Fund

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	325,235	$3,264,261
Shares issued to shareholders in reinvestment of distributions	206,452	2,014,257
Shares redeemed	(919,097)	(8,981,333)

Net increase (decrease) in shares outstanding before conversion	(387,410)	(3,702,815)
Shares converted into Class A (See Note 1)	52,995	524,365
Shares converted from Class A (See Note 1)	(3,814)	(32,724)

Net increase (decrease)	(338,229)	$(3,211,174)

Year ended October 31, 2019:
Shares sold	2,555,502	$26,374,018
Shares issued to shareholders in reinvestment of distributions	407,217	4,170,024
Shares redeemed	(3,094,426)	(31,724,904)

Net increase (decrease) in shares outstanding before conversion	(131,707)	(1,180,862)
Shares converted into Class A (See Note 1)	183,520	1,899,175
Shares converted from Class A (See Note 1)	(24,697)	(257,842)

Net increase (decrease)	27,116	$460,471

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	52,731	$493,092
Shares issued to shareholders in reinvestment of distributions	33,282	327,756
Shares redeemed	(128,222)	(1,257,769)

Net increase (decrease) in shares outstanding before conversion	(42,209)	(436,921)
Shares converted into Investor Class (See Note 1)	20,381	202,861
Shares converted from Investor Class (See Note 1)	(39,242)	(396,817)

Net increase (decrease)	(61,070)	$(630,877)

Year ended October 31, 2019:
Shares sold	266,774	$2,815,350
Shares issued to shareholders in reinvestment of distributions	69,446	716,993
Shares redeemed	(416,144)	(4,359,048)

Net increase (decrease) in shares outstanding before conversion	(79,924)	(826,705)
Shares converted into Investor Class (See Note 1)	106,852	1,106,499
Shares converted from Investor Class (See Note 1)	(134,281)	(1,408,214)

Net increase (decrease)	(107,353)	$(1,128,420)

Class B	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	2,774	$24,340
Shares issued to shareholders in reinvestment of distributions	4,060	38,867
Shares redeemed	(28,800)	(267,613)

Net increase (decrease) in shares outstanding before conversion	(21,966)	(204,406)
Shares converted from Class B (See Note 1)	(19,554)	(192,629)

Net increase (decrease)	(41,520)	$(397,035)

Year ended October 31, 2019:
Shares sold	75,759	$774,548
Shares issued to shareholders in reinvestment of distributions	10,855	108,400
Shares redeemed	(161,907)	(1,630,432)

Net increase (decrease) in shares outstanding before conversion	(75,293)	(747,484)
Shares converted from Class B (See Note 1)	(49,399)	(494,342)

Net increase (decrease)	(124,692)	$(1,241,826)

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	54,680	$537,688
Shares issued to shareholders in reinvestment of distributions	18,069	173,086
Shares redeemed	(225,669)	(2,153,830)

Net increase (decrease) in shares outstanding before conversion	(152,920)	(1,443,056)
Shares converted from Class C (See Note 1)	(11,198)	(105,056)

Net increase (decrease)	(164,118)	$(1,548,112)

Year ended October 31, 2019:
Shares sold	52,255	$529,219
Shares issued to shareholders in reinvestment of distributions	53,732	535,313
Shares redeemed	(954,406)	(9,640,685)

Net increase (decrease) in shares outstanding before conversion	(848,419)	(8,576,153)
Shares converted from Class C (See Note 1)	(84,254)	(845,276)

Net increase (decrease)	(932,673)	$(9,421,429)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	223,238	$2,360,654
Shares issued to shareholders in reinvestment of distributions	35,578	356,514
Shares redeemed	(1,066,756)	(9,209,468)

Net increase (decrease)	(807,940)	$(6,492,300)

Year ended October 31, 2019:
Shares sold	6,746,992	$71,346,375
Shares issued to shareholders in reinvestment of distributions	101,826	1,060,045
Shares redeemed	(6,289,438)	(66,511,402)

Net increase (decrease)	559,380	$5,895,018

33

Notes to Financial Statements (Unaudited) (continued)

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

34	MainStay Candriam Emerging Markets Debt Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Candriam Emerging Markets Debt Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Candriam Luxembourg S.C.A. (“Candriam Luxembourg”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Candriam Luxembourg in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Candriam Luxembourg that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Candriam Luxembourg in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Candriam Luxembourg personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Candriam Luxembourg; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Candriam Luxembourg; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Candriam Luxembourg from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Candriam Luxembourg. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Candriam Luxembourg. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Candriam Luxembourg resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and Candriam Luxembourg

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Candriam Luxembourg, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Candriam Luxembourg and ongoing analysis of, and interactions with, Candriam Luxembourg with respect to, among other things, the Fund’s investment performance and risks as well as Candriam Luxembourg’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York

Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that Candriam Luxembourg provides to the Fund. The Board evaluated Candriam Luxembourg’s experience in serving as subadvisor to the Fund and advising other portfolios and Candriam Luxembourg’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Candriam Luxembourg, and New York Life Investments’ and Candriam Luxembourg’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and Candriam Luxembourg believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Candriam Luxembourg. The Board reviewed Candriam Luxembourg’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information

36	MainStay Candriam Emerging Markets Debt Fund

provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Candriam Luxembourg as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Candriam Luxembourg had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Candriam Luxembourg

The Board considered information provided by New York Life Investments and Candriam Luxembourg with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including Candriam Luxembourg, due to their relationships with the Fund. Because Candriam Luxembourg is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and Candriam Luxembourg in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Candriam Luxembourg and profits realized by New York Life Investments and its affiliates, including Candriam Luxembourg, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Candriam Luxembourg and acknowledged that New York Life Investments and Candriam Luxembourg must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Candriam Luxembourg to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by

New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and Candriam Luxembourg and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including Candriam Luxembourg, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Candriam Luxembourg is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Candriam Luxembourg on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

38	MainStay Candriam Emerging Markets Debt Fund

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of The MainStay Funds (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

40	MainStay Candriam Emerging Markets Debt Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1738550 MS086-20	MSCEMD10-06/20 (NYLIM) NL218

MainStay Income Builder Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]

Class A Shares[4]	Maximum 3.00% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–11.78 –6.65%	–7.01 –1.60%	1.95 3.11%	6.34 6.95%	1.02 1.02%
Investor Class Shares[4]	Maximum 3.00% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–11.89 –6.77	–7.19 –1.79	1.80 2.96	6.12 6.72	1.17 1.17
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	12/29/1987	–11.51 –7.07	–7.08 –2.46	1.87 2.20	5.93 5.93	1.92 1.92
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–7.97 –7.09	–3.39 –2.47	2.20 2.20	5.93 5.93	1.92 1.92
Class I Shares	No Sales Charge		1/2/2004	–6.57	–1.39	3.36	7.22	0.77
Class R2 Shares	No Sales Charge		2/27/2015	–6.65	–1.64	3.02	6.71	1.12
Class R3 Shares	No Sales Charge		2/29/2016	–6.81	–1.98	5.51	N/A	1.37
Class R6 Shares	No Sales Charge		2/28/2018	–6.52	–1.29	2.48	N/A	0.67

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Prior to November 4, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

MSCI World Index[5]	–7.29%	–4.00%	4.92%	7.68%
Bloomberg Barclays U.S. Aggregate Bond Index[6]	4.86	10.84	3.80	3.96
Blended Benchmark Index[7]	–0.92	3.82	4.64	6.10
Morningstar World Allocation Category Average[8]	–9.09	–6.74	1.18	4.17

5.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Fund has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$933.50	$4.90	$1,019.79	$5.12	1.02%

Investor Class Shares	$1,000.00	$932.30	$5.62	$1,019.05	$5.87	1.17%

Class B Shares	$1,000.00	$929.30	$9.21	$1,015.32	$9.62	1.92%

Class C Shares	$1,000.00	$929.10	$9.21	$1,015.32	$9.62	1.92%

Class I Shares	$1,000.00	$934.30	$3.70	$1,021.03	$3.87	0.77%

Class R2 Shares	$1,000.00	$933.50	$5.38	$1,019.29	$5.62	1.12%

Class R3 Shares	$1,000.00	$931.90	$6.58	$1,018.05	$6.87	1.37%

Class R6 Shares	$1,000.00	$934.80	$3.22	$1,021.53	$3.37	0.67%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–5.00%, due 9/1/33–3/1/50

2.	Government National Mortgage Association, 2.50%–3.25%, due 1/16/40–4/20/49

3.	United States Treasury Bonds, 2.00%–4.50%, due 5/15/38–2/15/50

4.	Federal Home Loan Mortgage Corporation, 2.50%–4.00%, due 6/15/40–1/25/50

5.	Bank of America Corp., 2.496%–8.57%, due 1/23/22–2/13/31
6.	United States Treasury Notes, 0.125%–1.50%, due 4/30/22–2/15/30

7.	Federal National Mortgage Association, 3.00%–3.50%, due 7/25/43–3/25/60

8.	Verizon Communications, Inc.

9.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–5.00%, due 1/1/40–2/1/49

10.	AT&T, Inc.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Dan Roberts, PhD,1 Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Fund; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Income Builder Fund returned –6.57%, outperforming the –7.29% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares underperformed the 4.86% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Fund’s secondary benchmark, and the –0.92% return of the Blended Benchmark Index, which is an additional benchmark of the Fund. For six months ended April 30, 2020, Class I shares of the Fund outperformed the –9.09% return of the Morningstar World Allocation Category Average.2

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the use of U.S. Treasury futures by the fixed-income portion of the Fund were slightly accretive to returns.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

The performance of the equity portion of the Fund relative to the MSCI World Index was negatively affected by relatively underweight exposure to information technology, which was the best performing sector in the benchmark. Stock selection in the information technology sector further hindered relative performance, as did stock selection in the real estate, communication services and consumer discretionary sectors. The strategy was not immune to the indiscriminate market sell-off resulting from the coronavirus pandemic. While we understand cash distributions from shareholders have recently been called into question because of extreme policy measures to stimulate the global economy, we believe the market’s negative treatment of dividend paying stocks has been undiscerning. Not all businesses face the same degree of stress. Many are experiencing strains but are still generating material cash flow and entered this reporting period with ample liquidity and strong balance sheets. We assess risks in the portfolio on a company-by-company basis, and we believe that we can continue to deliver attractive dividend income from a diversified portfolio of high-quality equities.

During the reporting period, were there any market events that materially impacted the equity portion of the Fund’s performance or liquidity?

Absolute returns were primarily impacted by the broad decline in global equities markets brought on by the COVID-19 outbreak becoming a global pandemic. Stocks tumbled swiftly into a bear market, with some markets reporting their worst quarter in decades as governments voluntarily shut down their economies to slow the spread of the coronavirus. The Fund’s liquidity was not impacted. Exposure to certain economically sensitive stocks did influence relative performance.

During the reporting period, which sectors and countries were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors and countries were particularly weak?

During the reporting period, the strongest positive sector contribution to the performance of the equity portion of the Fund relative to the MSCI World Index came from underweight exposure to and favorable stock selections in industrials. (Contributions take weightings and total returns into account.) During the same period, the information technology sector was the most significant detractor from relative performance, followed by real estate and consumer discretionary. Specifically, underweight exposure to information technology, as well as stock selection in the sector, hindered relative performance, as did stock selection in real estate and communication services. Energy was the worst performing sector in the benchmark during a volatile period with supply and demand shocks, and an overweight to the sector further detracted from relative returns.

During the reporting period, the strongest positive country contribution to the performance of the equity portion of the Fund relative to the MSCI World Index came from exposure to Japanese equities, while U.S. holdings detracted from performance.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

Two of the largest contributors to the absolute performance of the equity portion of the Fund were holdings in Microsoft and Johnson & Johnson. Shares in global enterprise and consumer software company Microsoft performed well, bolstered by the company’s role in supporting the growing trend of people working from home. Their cloud-based Azure business, as well as productivity products such as Office and Teams, became

1.	Dan Roberts served as a portfolio manager of the Fund until January 1, 2020.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

increasingly important as remote work expanded. Microsoft’s shift toward subscription-based services also helped alleviate uncertainty in end demand, allowing revenues to hold up better during the recent market decline. In our view, management remains dedicated to shareholder returns through continued improvements to its dividend and share repurchase plans.

Along with the stocks of many of its peers, shares in Johnson & Johnson, the world’s largest health care company, outperformed the broader market as the COVID-19 pandemic shifted market attention from potential health care reforms to the essential role of such companies in combating the virus. More specifically, Johnson & Johnson shares benefited from strong quarterly results and a favorable 2020 outlook that highlighted the resilience of the company’s business model. We believe the announcement of a dividend increase also demonstrated management’s confidence in the durability of the company’s cash flows. In addition, the stock reacted favorably to the announcement of the company’s selection of a lead vaccine candidate for the COVID-19 disease.

Holdings in Unibail-Rodamco-Westfield and CenterPoint Energy were the largest detractors from the absolute performance of the equity portion of the Fund. Unibail-Rodamco-Westfield is a global real estate company that operates flagship shopping centers in Europe, the U.K. and the United States. In early February 2020, the company delivered a favorable quarterly report with earnings slightly higher than guidance, a statement that its strategic asset disposal program was nearing completion, an outlook for flat to modestly higher earnings in 2020 and a restated commitment to the dividend. However, shares faced significant selling pressure in the market’s February-to-March sell-off, as concerns built around the impact of strict social distancing guidelines on retail traffic. We believed that the possibility that retail tenants might petition landlords for rent relief made the near-term outlook for the dividend uncertain and we chose to exit. Shortly thereafter, the company did announce its intention to forgo the final dividend payment for the 2019 fiscal year.

CenterPoint Energy is a mostly regulated utility that holds a stake in a midstream business that was negatively impacted by virus-related declines in energy demand and a price war in the oil markets. Given these conditions, we were not surprised that the midstream company reduced their cash distribution to CenterPoint; however, we were surprised by CenterPoint’s quick decision to reduce their dividend. In our view, the midstream company’s distribution reduction was relatively small compared to CenterPoint’s capital program and the expected proceeds from two recent asset sales. Our outlook for the company was further clouded by abrupt management departures late in the reporting period. As a result, we sold the Fund’s position.

What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?

During the reporting period, the equity portion of the Fund initiated new positions in American Tower Corporation and Atlas Copco. American Tower is a REIT (real estate investment trust) that owns and manages over 180,000 telecommunication infrastructure sites globally, making it one of the world’s largest independent cell tower operators. The company’s growth is driven by capital expenditures made by major wireless carriers to increase wireless network capacity, expansion and redevelopment of existing tower sites, annual rent escalators built into lease terms and inorganic mergers & acquisitions primarily to enter into new international markets. We believe that the company will succeed in an uncertain environment because of its strong and well-established tenant base; the increasing growth of mobile device usage and corresponding demand for wireless network capacity; and a global footprint that offers diversification with a laddered tower portfolio offering varying degrees of wireless network penetration. American Tower pays an attractive, growing dividend and opportunistically repurchases shares.

Atlas Copco is a global industrial machinery company based in Sweden that makes products and provides services to improve productivity, energy efficiency and safety in manufacturing processes. Products include compressors, vacuum pumps and air treatment systems. Services include equipment monitoring, spare parts, maintenance, repairs, consumables and specialty rentals. Cash flows are sustained by the company’s high share of earnings from its large and relatively stable services business, outsourced production model and flexible work force, as well as the ability to release significant working capital when sales decline. Cash flow growth drivers include global industrial production, market share gains driven by the company’s high level of product innovation, and incremental contributions from acquisitions. Atlas Copco returns cash to shareholders through a growing dividend.

Positions closed during the reporting period included VINCI and Wells Fargo. VINCI is a construction and concession operator. In response to the pandemic, French motorway, construction and airport operators are reducing or cancelling their dividends at the request of the French government. Despite having the strongest balance sheet in the industry, we do not expect VINCI to be immune from this pressure. Concerned that the dividend would be reduced due to French societal ’moral suasion,’ we exited our position.

Wells Fargo is one of the largest banks in the United States, serving consumers and corporate customers with a full suite of

10	MainStay Income Builder Fund

lending, deposit-taking, wealth management, capital markets access and investment banking services. The company recently reported relatively weak quarterly results, including a large provision for possible future loan losses. Its exposure to multiple vulnerable sectors, such as oil & gas, retail, commercial real estate and transportation, among others, raised our concerns about further credit deterioration and subsequent loan reserving. A broad and material deterioration in loan quality could impact capital adequacy relative to regulatory requirements, in turn affecting dividend growth and sustainability. As a result, we decided to close the Fund’s position.

How did sector and country weightings change in the equity portion of the Fund during the reporting period?

During the reporting period, the largest sector weighting increases in the equity portion of the Fund were in health care and information technology, while the most substantial reductions were in energy and financials. Over the same period, the largest country weighting increases in the equity portion of the Fund were the United States and, to a smaller degree, Switzerland, while the most notable reductions were in the U.K. and France. The sector and country allocations of the equity portion of the Fund are a result of our bottom-up fundamental investment process and reflect the companies and securities that we believe can collect and distribute sustainable, growing shareholder yield. Large differences in sector returns over the course of a reporting period and the relative performance of holdings within those sectors and countries may also affect changes in sector and country weights.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of April 30, 2020, the largest sector allocations within the equity portion of the Fund on an absolute basis were to health care and utilities, while the smallest total sector allocations were to real estate and materials. As of the same date, relative to the MSCI World Index, the equity portion of the Fund held its most overweight exposure to utilities, a defensive sector that is typically more heavily represented in the Fund. The most significantly underweight exposures relative to the benchmark were in the information technology and consumer discretionary sectors. Positioning in terms of sector allocations is an outcome of our bottom-up fundamental investment process and reflects where we believe we found the most attractive opportunities to collect sustainable, growing shareholder yield.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

Financial markets dropped sharply in the first quarter of 2020, impacting the entire reporting period, as it became increasingly evident that the COVID-19 virus was not merely a medical concern, but an economic one with perhaps larger fiscal implications than those related to personal health. Other than U.S. Treasury securities, nearly all asset classes saw steep losses during the quarter, including gold, which is usually a haven during times of uncertainty. The shutdown of most sectors of the economy for a prolonged period of time poses risks to both the consumer and industry.

During the reporting period, the fixed-income portion of the Fund underperformed the Bloomberg Barclay’s Aggregate Bond Index primarily due to the Fund’s relatively overweight exposure to corporate bonds. Both investment-grade and high-yield corporates detracted from relative performance, particularly at the front end where the dealer community stepped away. Underweight exposure to U.S. Treasury bonds also detracted from relative performance as Treasury securities were the best performing fixed-income asset class during the reporting period. In addition, forced selling caused securitized3 assets to widen out where the Fund held overweight exposure, although these asset classes rebounded in April 2020 as the U.S. Federal Reserve (“Fed”) cut rates to near zero and reinstituted a bond buying program to create liquidity.

What was the duration4 strategy of the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period, the fixed-income portion of the Fund remained duration neutral relative to the Bloomberg Barclays U.S. Aggregate Bond Index. As of April 30, 2020, the Fund’s duration was 5.8 years compared to 5.7 years for the benchmark.

During the reporting period, which sectors were the strongest positive contributors to relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?

Overweight exposure to investment-grade and high-yield corporate bonds detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index, particularly at the front end where the dealer community stepped away.

3.	A securitization is a financial instrument created by an issuer by combining a pool of financial assets (such as mortgages). The financial instrument is then marketed to investors, sometimes in tiers.
4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

11

Underweight exposure to U.S. Treasury bonds detracted from relative performance as well. Forced selling caused securitized assets to widen out where exposures were overweight.

Though the fixed-income portion of the Fund held underweight exposure to Treasury securities, its position in longer-maturity Treasury bonds contributed positively to relative performance. Security selection in both the collateralized mortgage obligation (“CMO”) and emerging market sovereign debt areas enhanced returns as well.

What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?

Late in the reporting period, the fixed-income portion of the Fund purchased a seasoned credit risk transfer deal from the Federal Home Loan Mortgage Corporation (“Freddie Mac”) backed by four-year-old prime mortgage loans. At the time of purchase, the liquidity premium was high as there were forced sellers of this type of paper. Given the underlying fundamentals of the borrower’s credit and bond structure, we believed the market would eventually price those in. We also purchased corporate bonds issued by computer graphics processor and software maker Nvidia, a high-quality, low-levered company in a rapidly growing industry. The Nvidia issue came to market during the height of pandemic-related volatility and, as such, priced with a very attractive new-issue premium.

One of the largest sales by the fixed-income portion of the Fund involved an asset-backed security (“ABS”) collateralized by equipment loans from DLL Finance when ABS spreads5 were particularly narrow in early February and liquidity was readily available. The fixed-income portion of the Fund also sold its position in bonds from integrated oil & gas company Petrobras in early 2020 as valuations were tight though fundamentals remained sound.

How did the sector weightings in the fixed-income portion of the Fund change during the reporting period?

The fixed-income portion of the Fund made no material changes to sector weights, aside from trimming its agency mortgage position while slightly increasing its high-yield position at the end of the reporting period.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2020, the fixed-income portion of the Fund held overweight exposure relative to the Bloomberg Barclays U.S. Aggregate Bond Index to high-yield bonds, investment-grade corporate bonds and securitized assets. As of the same date, the fixed-income portion of the Fund held relatively underweight exposure to Treasury securities and agency mortgages.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 53.6%† Asset-Backed Securities 2.2%
Auto Floor Plan Asset-Backed Securities 0.5%
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A 2.44%, due 9/15/26	$2,015,000	$1,940,087
Series 2017-3, Class A 2.48%, due 9/15/24	2,110,000	2,076,080
Series 2018-4, Class A 4.06%, due 11/15/30	3,055,000	3,009,050

		7,025,217

Automobile Asset-Backed Securities 0.8%
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A, Class A 2.33%, due 8/20/26 (a)	1,270,000	1,125,448
CarMax Auto Owner Trust Series 2019-3, Class A3 2.18%, due 8/15/24	2,160,000	2,189,870
Ford Credit Auto Owner Trust Series 2020-1, Class A 2.04%, due 8/15/31 (a)	1,610,000	1,569,078
Santander Retail Auto Lease Trust Series 2019-B, Class A3 2.30%, due 1/20/23 (a)	1,645,000	1,655,964
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.51%, due 1/26/32 (a)	975,000	941,762
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.56%, due 11/25/31 (a)	1,145,000	1,182,908
Volkswagen Auto Lease Trust Series 2019-A, Class A3 1.99%, due 11/21/22	2,480,000	2,473,869

		11,138,899

Credit Cards 0.1%
Capital One Multi-Asset Execution Trust Series 2019-A3, Class A3 2.06%, due 8/15/28	1,740,000	1,764,506

Home Equity 0.1%
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (b)	45,830	46,020
Equity One Mortgage Pass-Through Trust Series 2003-3, Class AF4 5.495%, due 12/25/33 (b)	110,243	110,056
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.587% (1 Month LIBOR + 0.10%), due 3/25/47 (c)	379,284	231,997

	Principal Amount	Value
Home Equity (continued)
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 0.537% (1 Month LIBOR + 0.05%), due 11/25/36 (c)	$574,737	$232,955

		621,028

Other Asset-Backed Securities 0.7%
American Tower Trust I Series 2013, Class 2A 3.07%, due 3/15/48 (a)	2,160,000	2,189,085
Carrington Mortgage Loan Trust Series 2007-HE1, Class A3 0.677% (1 Month LIBOR + 0.19%), due 6/25/37 (c)	4,000,000	3,595,830
DLL Securitization Trust Series 2019-MT3, Class A3 2.08%, due 2/21/23 (a)	2,190,000	2,182,250
MVW Owner Trust Series 2019-2A, Class A 2.22%, due 10/20/38 (a)	2,014,722	1,824,475

		9,791,640

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 1.999% (3 Month LIBOR + 0.32%), due 5/25/29 (c)	62,667	62,416

Total Asset-Backed Securities (Cost $31,058,134)		30,403,706

Convertible Bonds 0.5%
Machinery—Diversified 0.2%
Chart Industries, Inc. 1.00%, due 11/15/24 (a)	3,651,000	3,284,779

Semiconductors 0.3%
ON Semiconductor Corp. 1.625%, due 10/15/23	3,080,000	3,364,147

Total Convertible Bonds (Cost $6,024,559)		6,648,926

Corporate Bonds 33.2%
Aerospace & Defense 0.2%
L3Harris Technologies, Inc. 4.40%, due 6/15/28	2,215,000	2,501,439

Agriculture 0.3%
Altria Group, Inc. 3.80%, due 2/14/24	3,260,000	3,490,693

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Agriculture (continued)
JBS Investments II GmbH 7.00%, due 1/15/26 (Austria) (a)	$1,170,000	$1,213,758

		4,704,451

Airlines 0.6%
American Airlines, Inc.
Series 2016-2, Class AA, Pass Through Trust 3.20%, due 12/15/29	581,060	533,246
Series 2015-2, Class AA, Pass Through Trust 3.60%, due 3/22/29	810,547	778,013
Series 2016-2, Class AA, Pass Through Trust 3.65%, due 12/15/29	205,080	156,454
Delta Air Lines, Inc.
Series 2019-1, Class AA 3.204%, due 10/25/25	2,355,000	2,154,352
7.00%, due 5/1/25 (a)	2,010,000	2,062,969
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26	1,353,506	1,231,384
Series 2010-1, Class A 6.25%, due 10/22/24	628,451	584,012
United Airlines, Inc. Series 2007-1, Pass Through Trust 6.636%, due 1/2/24	1,166,884	1,011,274

		8,511,704

Auto Manufacturers 1.2%
Daimler Finance North America LLC 2.301% (3 Month LIBOR + 0.55%), due 5/4/21 (Germany) (a)(c)	2,400,000	2,335,656
Ford Motor Co.
8.50%, due 4/21/23	2,100,000	2,071,125
9.00%, due 4/22/25	2,200,000	2,142,250
Ford Motor Credit Co. LLC
3.35%, due 11/1/22	820,000	738,000
4.063%, due 11/1/24	1,935,000	1,683,450
4.25%, due 9/20/22	655,000	604,434
5.875%, due 8/2/21	350,000	346,500
General Motors Financial Co., Inc.
3.15%, due 6/30/22	900,000	857,529
3.20%, due 7/13/20	1,800,000	1,796,655
3.45%, due 4/10/22	3,800,000	3,659,476

		16,235,075

Banks 7.3%
Bank of America Corp.
2.496%, due 2/13/31 (d)	1,600,000	1,619,941

	Principal Amount	Value
Banks (continued)
Bank of America Corp. (continued)
2.738%, due 1/23/22 (d)	$3,260,000	$3,280,187
3.004%, due 12/20/23 (d)	1,794,000	1,854,013
3.194%, due 7/23/30 (d)	1,425,000	1,519,962
3.458%, due 3/15/25 (d)	1,700,000	1,797,876
3.499%, due 5/17/22 (d)	4,490,000	4,581,237
4.20%, due 8/26/24	2,615,000	2,829,418
4.30%, due 1/28/25 (d)(e)	3,519,000	3,162,701
6.30%, due 3/10/26 (d)(e)	2,085,000	2,251,800
8.57%, due 11/15/24	485,000	615,125
Barclays Bank PLC 5.14%, due 10/14/20 (United Kingdom)	785,000	794,530
BNP Paribas S.A. 3.052%, due 1/13/31 (France) (a)(d)	2,400,000	2,411,904
Citibank N.A. 3.40%, due 7/23/21	3,585,000	3,671,016
Citigroup, Inc.
3.352%, due 4/24/25 (d)	2,565,000	2,695,637
3.668%, due 7/24/28 (d)	1,180,000	1,258,465
3.98%, due 3/20/30 (d)	2,370,000	2,610,503
4.05%, due 7/30/22	105,000	110,187
5.30%, due 5/6/44	1,200,000	1,514,571
6.625%, due 6/15/32	770,000	1,003,770
6.875%, due 6/1/25	1,715,000	2,082,345
Citizens Financial Group, Inc. 4.30%, due 12/3/25	3,405,000	3,656,865
Credit Suisse Group A.G. 2.593%, due 9/11/25 (Switzerland) (a)(d)	900,000	898,169
Goldman Sachs Group, Inc.
2.60%, due 2/7/30	2,865,000	2,845,628
2.862% (3 Month LIBOR + 1.17%), due 5/15/26 (c)	2,245,000	2,162,538
2.905%, due 7/24/23 (d)	880,000	900,983
2.908%, due 6/5/23 (d)	800,000	817,704
3.50%, due 11/16/26	1,085,000	1,152,900
5.25%, due 7/27/21	805,000	839,991
6.75%, due 10/1/37	829,000	1,132,198
HSBC Holdings PLC 3.973%, due 5/22/30 (United Kingdom) (d)	1,190,000	1,303,525
Huntington Bancshares, Inc. 3.15%, due 3/14/21	3,535,000	3,587,924
JPMorgan Chase & Co. (d)
3.207%, due 4/1/23	3,915,000	4,038,706
3.54%, due 5/1/28	2,970,000	3,201,262
4.60%, due 2/1/25 (e)	3,427,000	3,074,019
Lloyds Banking Group PLC (United Kingdom)
4.582%, due 12/10/25	1,633,000	1,765,328
4.65%, due 3/24/26	3,090,000	3,354,380

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Morgan Stanley
3.125%, due 1/23/23	$4,435,000	$4,612,998
3.875%, due 1/27/26	465,000	511,321
4.829% (3 Month LIBOR + 3.61%), due 7/15/20 (c)(e)	1,890,000	1,701,000
4.875%, due 11/1/22	1,125,000	1,199,057
5.00%, due 11/24/25	2,855,000	3,225,250
7.25%, due 4/1/32	490,000	710,954
PNC Bank N.A. 2.55%, due 12/9/21	2,185,000	2,236,003
PNC Financial Services Group, Inc. 2.55%, due 1/22/30	1,980,000	2,026,195
Royal Bank of Scotland Group PLC 6.00%, due 12/19/23 (United Kingdom)	190,000	206,930
Truist Bank 2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (c)	1,900,000	1,846,015
Wachovia Corp. 5.50%, due 8/1/35	315,000	393,913
Wells Fargo & Co.
2.406%, due 10/30/25 (d)	1,795,000	1,822,403
4.90%, due 11/17/45	55,000	65,980
Wells Fargo Bank N.A.
2.60%, due 1/15/21	2,595,000	2,623,184
3.55%, due 8/14/23	1,815,000	1,934,541
5.85%, due 2/1/37	140,000	190,941

		101,703,993

Beverages 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.15%, due 1/23/25	635,000	707,008
4.75%, due 1/23/29	1,275,000	1,475,019
Coca-Cola Co. 4.20%, due 3/25/50	740,000	957,946

		3,139,973

Biotechnology 0.3%
Biogen, Inc. 3.625%, due 9/15/22	3,480,000	3,676,636

Building Materials 0.9%
Builders FirstSource, Inc. (a)
5.00%, due 3/1/30	2,455,000	2,106,636
6.75%, due 6/1/27	1,170,000	1,205,100
Carrier Global Corp. 2.493%, due 2/15/27 (a)	2,650,000	2,538,798
Cemex S.A.B. de C.V. 3.125%, due 3/19/26 (Mexico) (a)	EUR 4,255,000	3,806,416

	Principal Amount	Value
Building Materials (continued)
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	$2,580,000	$2,586,450

		12,243,400

Chemicals 0.7%
Air Liquide Finance S.A. 1.75%, due 9/27/21 (France) (a)	1,725,000	1,735,750
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (Netherlands) (a)	2,135,000	1,814,750
Huntsman International LLC 4.50%, due 5/1/29	1,862,000	1,793,963
Orbia Advance Corp. S.A.B. de C.V. 4.00%, due 10/4/27 (Mexico) (a)	1,800,000	1,696,518
PolyOne Corp. 5.75%, due 5/15/25 (a)	2,877,000	2,912,962

		9,953,943

Commercial Services 0.8%
Ashtead Capital, Inc. 4.00%, due 5/1/28 (United Kingdom) (a)	935,000	892,925
California Institute of Technology 3.65%, due 9/1/19	1,913,000	1,962,907
Cintas Corp. No 2 3.70%, due 4/1/27	2,740,000	2,961,549
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	1,805,000	1,692,007
PayPal Holdings, Inc. 2.40%, due 10/1/24	2,780,000	2,885,678

		10,395,066

Computers 0.6%
Apple, Inc. 2.75%, due 1/13/25	1,990,000	2,149,297
Dell International LLC / EMC Corp. (a)
4.90%, due 10/1/26	1,749,000	1,808,254
5.30%, due 10/1/29	810,000	843,231
8.10%, due 7/15/36	1,120,000	1,367,392
International Business Machines Corp. 7.00%, due 10/30/25	2,050,000	2,638,845

		8,807,019

Cosmetics & Personal Care 0.1%
Estee Lauder Cos., Inc. 2.60%, due 4/15/30	740,000	771,364

Distribution & Wholesale 0.3%
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	4,566,000	4,337,791

Diversified Financial Services 2.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
4.45%, due 12/16/21	1,465,000	1,366,025
4.625%, due 10/30/20	4,265,000	4,210,731

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Air Lease Corp.
2.30%, due 2/1/25	$2,990,000	$2,589,729
2.75%, due 1/15/23	1,850,000	1,696,710
3.50%, due 1/15/22	890,000	839,569
4.25%, due 9/15/24	1,185,000	1,104,357
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, due 7/15/26 (a)	1,650,000	1,696,365
Ally Financial, Inc.
3.875%, due 5/21/24	810,000	795,825
8.00%, due 11/1/31	2,245,000	2,744,513
Avolon Holdings Funding, Ltd. 2.875%, due 2/15/25 (Ireland) (a)	2,720,000	2,187,906
Capital One Financial Corp. 4.20%, due 10/29/25	435,000	446,057
Caterpillar Financial Services Corp. 2.90%, due 3/15/21	4,990,000	5,073,518
Charles Schwab Corp. 5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25 (c)(e)	2,350,000	2,405,813
Discover Financial Services 3.85%, due 11/21/22	1,491,000	1,526,965
Springleaf Finance Corp. 6.125%, due 3/15/24	540,000	504,733

		29,188,816

Electric 1.3%
CMS Energy Corp. 5.05%, due 3/15/22	1,220,000	1,288,891
Connecticut Light & Power Co. 4.00%, due 4/1/48	1,145,000	1,434,801
Duquesne Light Holdings, Inc. (a)
3.616%, due 8/1/27	2,265,000	2,268,137
6.40%, due 9/15/20	2,590,000	2,626,943
Entergy Louisiana LLC 4.00%, due 3/15/33	2,200,000	2,634,040
Evergy, Inc. 5.292%, due 6/15/22 (b)	1,130,000	1,199,040
Public Service Electric & Gas Co. 3.00%, due 5/15/27	2,235,000	2,417,977
Puget Energy, Inc. 5.625%, due 7/15/22	815,000	870,486
Southern California Edison Co.
3.70%, due 8/1/25	870,000	947,460
4.00%, due 4/1/47	1,320,000	1,475,208
WEC Energy Group, Inc.
3.804% (3 Month LIBOR + 2.113%), due 5/15/67 (c)	1,095,000	892,839

		18,055,822

	Principal Amount	Value
Environmental Controls 0.3%
Republic Services, Inc. 4.75%, due 5/15/23	$1,615,000	$1,776,405
Waste Management, Inc. 2.40%, due 5/15/23	2,275,000	2,357,208

		4,133,613

Food 1.1%
JBS USA LUX S.A. / JBS Food Co. / JBS USA Finance, Inc. 5.50%, due 1/15/30 (a)	1,230,000	1,245,375
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (Ireland) (a)	2,899,000	3,003,569
Kraft Heinz Foods Co. 5.00%, due 7/15/35	1,199,000	1,287,178
Nestle Holdings, Inc. 3.10%, due 9/24/21 (a)	2,975,000	3,063,789
Smithfield Foods, Inc. 3.35%, due 2/1/22 (a)	1,575,000	1,537,307
Sysco Corp. 3.30%, due 2/15/50	1,130,000	936,492
Tyson Foods, Inc. 3.95%, due 8/15/24	2,255,000	2,472,540
U.S. Foods, Inc. 6.25%, due 4/15/25 (a)	1,940,000	1,976,375

		15,522,625

Food Services 0.1%
Aramark Services, Inc. 6.375%, due 5/1/25 (a)	1,776,000	1,847,040

Gas 0.1%
Southern California Gas Co. 4.30%, due 1/15/49	845,000	1,052,179

Health Care—Products 0.3%
Stryker Corp. 2.625%, due 3/15/21	3,395,000	3,436,084

Health Care—Services 0.3%
Cigna Holding Co. 4.375%, due 12/15/20	270,000	272,331
Laboratory Corp. of America Holdings 2.30%, due 12/1/24	3,040,000	3,129,330
NYU Langone Hospitals 3.38%, due 7/1/55	1,550,000	1,406,342

		4,808,003

Holding Company—Diversified 0.2%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (Hong Kong) (a)	2,620,000	2,793,246

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders 0.1%
Lennar Corp. 5.875%, due 11/15/24	$1,345,000	$1,412,250

Insurance 2.0%
Equitable Holdings, Inc. 5.00%, due 4/20/48	2,305,000	2,401,272
Jackson National Life Global Funding 1.248% (3 Month LIBOR + 0.48%), due 6/11/21 (a)(c)	3,660,000	3,619,027
Liberty Mutual Group, Inc. 4.25%, due 6/15/23 (a)	850,000	904,111
Lincoln National Corp. 3.625%, due 12/12/26	3,400,000	3,730,159
MassMutual Global Funding II(a)
2.50%, due 10/17/22	3,347,000	3,435,372
2.95%, due 1/11/25	1,105,000	1,128,768
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	940,000	986,839
Principal Life Global Funding II 2.375%, due 11/21/21 (a)	4,070,000	4,126,621
Protective Life Corp. 8.45%, due 10/15/39	1,640,000	2,164,737
Reliance Standard Life Global Funding II 2.50%, due 10/30/24 (United Kingdom) (a)	2,420,000	2,400,476
Voya Financial, Inc. 3.65%, due 6/15/26	690,000	724,709
Willis North America, Inc.
2.95%, due 9/15/29	1,735,000	1,763,134
3.875%, due 9/15/49	440,000	479,388

		27,864,613

Internet 0.6%
Expedia Group, Inc.
3.25%, due 2/15/30	3,165,000	2,641,725
3.80%, due 2/15/28	440,000	381,684
5.00%, due 2/15/26	60,000	57,402
6.25%, due 5/1/25 (a)	470,000	479,307
Tencent Holdings, Ltd. (China) (a)
3.595%, due 1/19/28	1,475,000	1,588,707
3.925%, due 1/19/38	1,910,000	2,097,318
Weibo Corp. 3.50%, due 7/5/24	1,190,000	1,206,172

		8,452,315

Iron & Steel 0.3%
ArcelorMittal S.A. 4.55%, due 3/11/26 (Luxembourg)	2,040,000	1,964,770
Vale Overseas, Ltd. (Brazil)
6.25%, due 8/10/26	1,115,000	1,222,040

	Principal Amount	Value
Iron & Steel (continued)
Vale Overseas, Ltd. (Brazil) (continued)
6.875%, due 11/21/36	$864,000	$1,004,409

		4,191,219

Leisure Time 0.0%‡
NCL Corp., Ltd. 3.625%, due 12/15/24 (a)	645,000	414,413

Lodging 0.6%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	1,715,000	1,637,825
5.75%, due 5/1/28 (a)	740,000	745,624
Las Vegas Sands Corp. 3.20%, due 8/8/24	1,415,000	1,375,236
Marriott International, Inc. 2.30%, due 1/15/22	2,450,000	2,373,066
Sands China, Ltd. (Macao)
4.60%, due 8/8/23	810,000	832,396
5.125%, due 8/8/25	1,310,000	1,367,601

		8,331,748

Machinery—Diversified 0.4%
CNH Industrial Capital LLC
4.20%, due 1/15/24	1,435,000	1,497,529
4.875%, due 4/1/21	3,945,000	3,975,765

		5,473,294

Media 0.7%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.875%, due 4/1/24 (a)	1,483,000	1,523,782
Comcast Corp.
3.25%, due 11/1/39	1,665,000	1,814,016
4.70%, due 10/15/48	1,410,000	1,849,102
Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, due 8/15/27 (a)(f)	3,355,000	1,836,862
Grupo Televisa S.A.B. 5.25%, due 5/24/49 (Mexico)	1,230,000	1,262,573
Sky, Ltd. 3.75%, due 9/16/24 (United Kingdom) (a)	950,000	1,042,125
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	800,000	924,503

		10,252,963

Metal Fabricate & Hardware 0.3%
Precision Castparts Corp. 3.25%, due 6/15/25	4,040,000	4,392,134

Mining 0.2%
Anglo American Capital PLC 4.875%, due 5/14/25 (United Kingdom) (a)	1,295,000	1,364,307

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Mining (continued)
Corp. Nacional del Cobre de Chile 3.00%, due 9/30/29 (Chile) (a)	$1,580,000	$1,521,143

		2,885,450

Miscellaneous—Manufacturing 0.5%
General Electric Co.
3.625%, due 5/1/30	1,525,000	1,530,652
4.25%, due 5/1/40	1,660,000	1,665,648
4.35%, due 5/1/50	1,300,000	1,309,896
Textron Financial Corp. 3.427% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(c)	3,540,000	2,194,800

		6,700,996

Oil & Gas 0.9%
BP Capital Markets America, Inc. 3.00%, due 2/24/50	820,000	773,301
Cenovus Energy, Inc. 4.25%, due 4/15/27 (Canada) (f)	955,000	751,200
Gazprom PJSC Via Gaz Capital S.A. 7.288%, due 8/16/37 (Luxembourg) (a)	2,065,000	2,831,768
Marathon Petroleum Corp.
4.50%, due 5/1/23	1,455,000	1,457,561
4.70%, due 5/1/25	1,585,000	1,595,842
5.125%, due 12/15/26	1,260,000	1,276,958
Valero Energy Corp.
4.00%, due 4/1/29	1,435,000	1,469,588
6.625%, due 6/15/37	1,050,000	1,253,053
WPX Energy, Inc. 4.50%, due 1/15/30	1,135,000	925,025

		12,334,296

Packaging & Containers 0.2%
Berry Global, Inc. 4.875%, due 7/15/26 (a)	200,000	204,288
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, due 7/15/23 (a) (New Zealand)	2,700,000	2,713,500

		2,917,788

Pharmaceuticals 1.3%
AbbVie, Inc. 4.05%, due 11/21/39 (a)	2,780,000	3,083,415
Allergan Funding SCS 3.45%, due 3/15/22	2,715,000	2,782,622
Bausch Health Cos., Inc. 5.75%, due 8/15/27 (a)	1,075,000	1,133,695
Becton Dickinson & Co. 4.669%, due 6/6/47	1,635,000	2,046,663

	Principal Amount	Value
Pharmaceuticals (continued)
Bristol-Myers Squibb Co. 3.625%, due 5/15/24 (a)	$3,600,000	$3,960,124
CVS Health Corp.
4.00%, due 12/5/23	3,725,000	4,015,822
4.78%, due 3/25/38	1,110,000	1,310,188
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)	129,757	137,963

		18,470,492

Pipelines 0.9%
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20	2,995,000	2,994,505
Enterprise Products Operating LLC
3.125%, due 7/31/29	1,595,000	1,591,341
3.95%, due 1/31/60	1,460,000	1,343,596
4.20%, due 1/31/50	405,000	401,698
MPLX, L.P. 4.875%, due 6/1/25	100,000	97,571
Southern Natural Gas Co. LLC 4.80%, due 3/15/47 (a)	880,000	959,662
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,740,000	1,857,287
Transcontinental Gas Pipe Line Co. LLC 4.60%, due 3/15/48	2,340,000	2,553,419
Western Midstream Operating L.P. 5.25%, due 2/1/50	860,000	676,175

		12,475,254

Real Estate Investment Trusts 1.4%
Alexandria Real Estate Equities, Inc. 3.375%, due 8/15/31	1,290,000	1,392,816
American Tower Corp. 3.375%, due 10/15/26	2,945,000	3,171,874
Crown Castle International Corp.
3.40%, due 2/15/21	2,080,000	2,099,199
5.25%, due 1/15/23	3,510,000	3,830,983
Digital Realty Trust, L.P.
2.75%, due 2/1/23	140,000	142,742
3.60%, due 7/1/29	2,985,000	3,202,996
3.70%, due 8/15/27	500,000	534,357
Equinix, Inc. 2.625%, due 11/18/24	1,820,000	1,870,869
GLP Capital, L.P. / GLP Financing II, Inc. 3.35%, due 9/1/24	1,280,000	1,182,042
Kilroy Realty, L.P. 3.45%, due 12/15/24	2,060,000	2,099,771

		19,527,649

Retail 0.6%
Alimentation Couche-Tard, Inc. 3.55%, due 7/26/27 (Canada) (a)	2,700,000	2,737,449
McDonald’s Corp. 3.35%, due 4/1/23	2,875,000	3,057,098

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Starbucks Corp.
3.35%, due 3/12/50	$925,000	$897,466
4.45%, due 8/15/49	1,305,000	1,561,144

		8,253,157

Semiconductors 0.5%
Broadcom, Inc. 3.125%, due 10/15/22 (a)	2,405,000	2,492,297
Intel Corp. 4.75%, due 3/25/50	1,225,000	1,725,702
NXP B.V. / NXP Funding LLC (Netherlands) (a)
3.40%, due 5/1/30	1,255,000	1,254,592
4.625%, due 6/15/22	1,610,000	1,679,196

		7,151,787

Software 0.4%
Fiserv, Inc.
2.75%, due 7/1/24	825,000	863,159
3.20%, due 7/1/26	525,000	562,166
salesforce.com, Inc.
3.25%, due 4/11/23	1,300,000	1,385,404
3.70%, due 4/11/28	1,915,000	2,184,098

		4,994,827

Telecommunications 1.7%
AT&T, Inc.
2.875%, due 3/2/25 (c)(e)	EUR 2,000,000	2,015,776
4.35%, due 3/1/29	$795,000	893,361
4.90%, due 8/15/37	1,840,000	2,130,489
CommScope Technologies LLC 6.00%, due 6/15/25 (a)	850,000	756,415
CommScope, Inc. 5.00%, due 6/15/21 (a)	238,000	234,430
Crown Castle Towers LLC 4.241%, due 7/15/48 (a)	2,680,000	2,998,346
Level 3 Financing, Inc. 3.40%, due 3/1/27 (a)	2,545,000	2,546,145
Sprint Communications, Inc. 6.00%, due 11/15/22	1,280,000	1,353,741
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (a)	4,170,000	4,388,925
T-Mobile USA, Inc. 4.50%, due 4/15/50 (a)	1,015,000	1,187,956
Telefonica Emisiones SAU 5.462%, due 2/16/21 (Spain)	395,000	406,833
Verizon Communications, Inc. 2.792% (3 Month LIBOR + 1.10%), due 5/15/25 (c)	2,705,000	2,682,007

	Principal Amount	Value
Telecommunications (continued)
Vodafone Group PLC 4.25%, due 9/17/50 (United Kingdom)	$1,680,000	$1,827,610

		23,422,034

Textiles, Apparel & Luxury Goods 0.1%
Hanesbrands, Inc. 5.375%, due 5/15/25 (Canada)	1,340,000	1,343,350

Toys, Games & Hobbies 0.1%
Hasbro, Inc. 2.60%, due 11/19/22	1,230,000	1,242,284

Transportation 0.1%
XPO Logistics, Inc. 6.50%, due 6/15/22 (a)	761,000	764,044

Total Corporate Bonds (Cost $454,846,949)		461,087,639

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC (United Kingdom) Series Reg S 10.00%, due 5/21/21	GBP 1,186,000	1,595,427

Total Foreign Bonds (Cost $1,891,060)		1,595,427

Foreign Government Bonds 0.6%
Brazil 0.2%
Brazilian Government International Bond 4.625%, due 1/13/28 (Brazil)	$2,913,000	3,010,615

Mexico 0.4%
Mexico Government International Bond 3.25%, due 4/16/30 (Mexico)	5,435,000	4,924,164

Total Foreign Government Bonds (Cost $8,476,000)		7,934,779

Loan Assignments 1.1% (c)
Buildings & Real Estate 0.2%
Realogy Group LLC 2018 Term Loan B 3.243% (1 Month LIBOR + 2.25%), due 2/8/25	3,051,661	2,537,328

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass 0.2%
BWAY Holding Co. 2017 Term Loan B 4.561% (3 Month LIBOR + 3.25%), due 4/3/24	$3,148,811	$2,694,856

Environmental Controls 0.3%
Advanced Disposal Services, Inc. Term Loan B3 3.00% (1 Week LIBOR + 2.25%), due 11/10/23	4,177,809	4,122,975

Finance 0.2%
Alliant Holdings Intermediate, LLC 2018 Term Loan B 3.154% (1 Month LIBOR + 2.75%), due 5/9/25	3,139,025	2,927,141

Household Products & Wares 0.1%
Prestige Brands, Inc. Term Loan B4 2.404% (1 Month LIBOR + 2.00%), due 1/26/24	1,164,766	1,130,551

Telecommunications 0.1%
Level 3 Financing, Inc. 2019 Term Loan B 2.154% (1 Month LIBOR + 1.75%), due 3/1/27	2,142,032	2,047,425

Total Loan Assignments (Cost $16,555,935)		15,460,276

Mortgage-Backed Securities 8.5%
Agency (Collateralized Mortgage Obligations) 5.1%
Federal Home Loan Mortgage Corporation
REMIC Series 4691, Class HA 2.50%, due 6/15/40	2,040,211	2,131,015
REMIC, Series 4911, Class MB 3.00%, due 9/25/49	1,692,925	1,746,808
REMIC, Series 4926, Class BP 3.00%, due 10/25/49	4,760,000	5,079,773
REMIC Series 4818, Class BD 3.50%, due 3/15/45	2,166,515	2,264,868
REMIC Series 4888, Class BA 3.50%, due 9/15/48	1,594,330	1,653,651
REMIC Series 4877, Class AT 3.50%, due 11/15/48	2,264,764	2,456,427
REMIC Series 4877, Class BE 3.50%, due 11/15/48	3,306,791	3,536,682

	Principal Amount	Value
Agency (Collateralized Mortgage Obligations) (continued)
Federal Home Loan Mortgage Corporation (continued)
REMIC, Series 4958, Class DL 4.00%, due 1/25/50	$4,355,000	$4,813,248
Federal National Mortgage Association
REMIC, Series 2013-77, Class CY 3.00%, due 7/25/43	1,902,000	2,069,054
REMIC, Series 2019-25, Class PA 3.00%, due 5/25/48	1,855,321	1,967,412
REMIC, Series 2019-13, Class PE 3.00%, due 3/25/49	2,335,350	2,477,277
REMIC Series 2019-13, Class CA 3.50%, due 4/25/49	3,195,628	3,455,936
REMIC, Series 2019-74, Class BA 3.50%, due 12/25/59	3,243,732	3,502,718
REMIC, Series 2020-10, Class DA 3.50%, due 3/25/60	2,937,056	3,174,380
Government National Mortgage Association
Series 2017-123, Class AB 2.50%, due 1/20/47	1,766,248	1,839,552
Series 2014-91, Class MA 3.00%, due 1/16/40	1,928,019	2,091,691
Series 2018-127, Class PB 3.00%, due 9/20/47	4,815,570	5,027,660
REMIC Series 2019-29, Class AP 3.00%, due 10/20/48	3,220,640	3,383,009
Series 2019-29, Class CB 3.00%, due 10/20/48	2,003,994	2,094,244
Series 2019-52, Class JL 3.00%, due 11/20/48	1,915,946	2,017,181
Series 2019-59, Class KA 3.00%, due 12/20/48	3,312,126	3,472,808
Series 2019-43, Class PL 3.00%, due 4/20/49	4,216,685	4,432,850
Series 2013-149, Class BA 3.25%, due 8/16/41	5,959,059	6,389,824

		71,078,068

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.1%
Bank
Series 2019-BN21, Class A5 2.851%, due 10/17/52	2,970,000	3,109,615
Series 2019-BN19, Class A2 2.926%, due 8/15/61	3,050,000	3,217,551
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.717% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(c)	75,389	65,866
Benchmark Mortgage Trust Series 2019-B12, Class A5 3.116%, due 8/15/52	2,852,000	3,066,453

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust
Series 2018-GW, Class A 1.614% (1 Month LIBOR + 0.80%), due 5/15/35 (c)	$1,700,000	$1,533,731
Series 2019-0C11, Class B 3.605%, due 12/9/41 (a)	860,000	833,200
Series 2019-0C11, Class C 3.856%, due 12/9/41 (a)	2,410,000	2,203,612
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, due 8/15/48	1,300,000	1,384,475
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	790,381	801,634
FREMF Mortgage Trust (a)(g)
Series 2013-K33, Class B 3.614%, due 8/25/46	2,701,000	2,773,742
Series 2014-K41, Class B 3.963%, due 11/25/47	870,000	911,256
Series 2013-K35, Class B 4.073%, due 12/25/46	1,735,000	1,820,909
GS Mortgage Securities Trust
Series 2019-GC42, Class A4 3.001%, due 9/1/52	1,175,000	1,243,222
Series 2019-GC40, Class A4 3.16%, due 7/10/52	2,002,000	2,142,991
Hawaii Hotel Trust Series 2019-MAUI, Class A 1.964% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(c)	1,630,000	1,509,451
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)	1,935,000	2,034,283
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class A4 4.166%, due 12/15/46	2,205,000	2,339,665
Morgan Stanley Bank of America Merrill Lynch Trust Series-2015-C23, Class A3 3.451%, due 7/15/50	1,195,000	1,264,198
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (a)	3,930,000	3,899,913
Wells Fargo Commercial Mortgage Trust (a)(g)
Series 2018-1745, Class A 3.874%, due 6/15/36	2,640,000	2,780,737

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Commercial Mortgage Trust (continued)
Series 2018-AUS, Class A 4.194%, due 8/17/36	$3,120,000	$3,243,277

		42,179,781

Whole Loan (Collateralized Mortgage Obligations) 0.3%
Chase Home Lending Mortgage Trust (a)(h)
Series 2019-ATR2, Class A3 3.50%, due 7/25/49	487,122	491,332
Series 2019-ATR1, Class A4 4.00%, due 4/25/49	1,059,378	1,069,003
JP Morgan Mortgage Trust (a)(h)
Series 2019-3, Class A3 4.00%, due 9/25/49	766,764	787,307
Series 2019-5, Class A4 4.00%, due 11/25/49	542,447	548,543
Seasoned Loans Structured Transaction Trust Series 2019-1, Class A1 3.50%, due 5/25/29	1,621,493	1,717,476

		4,613,661

Total Mortgage-Backed Securities (Cost $114,655,715)		117,871,510

Municipal Bonds 0.2%
California 0.2%
Regents of the University of California Medical Center Pooled, Revenue Bonds Series N 3.006%, due 5/15/50	2,700,000	2,628,720

New York 0.0%‡
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	450,000	442,467

Total Municipal Bonds (Cost $3,150,000)		3,071,187

U.S. Government & Federal Agencies 7.2%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.1%
2.50%, due 1/1/40	852,632	888,633
3.50%, due 1/1/48	3,883,292	4,148,785
4.00%, due 2/1/49	1,477,389	1,586,290
5.00%, due 12/1/44	3,512,917	4,005,010

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.00%, due 12/1/48	$4,037,706	$4,385,162

		15,013,880

Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.3%
2.50%, due 2/1/40	847,109	880,697
3.00%, due 3/1/50	3,447,354	3,641,403
3.50%, due 3/1/37	4,732,681	5,135,851
3.50%, due 2/1/42	3,003,186	3,247,212
4.00%, due 5/1/48	4,036,114	4,309,850
4.00%, due 9/1/48	5,989,500	6,495,171
4.00%, due 1/1/49	1,425,581	1,557,634
4.00%, due 2/1/49	1,187,762	1,274,642
5.00%, due 9/1/33	4,324,101	4,926,633

		31,469,093

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
6.50%, due 4/15/29	11	12
6.50%, due 8/15/29	8	8

		20

United States Treasury Bonds 1.8%
2.00%, due 2/15/50	4,425,000	5,219,599
4.375%, due 11/15/39	9,096,000	14,499,237
4.375%, due 5/15/40	2,140,000	3,421,241
4.50%, due 5/15/38	1,390,000	2,216,996

		25,357,073

United States Treasury Notes 1.2%
0.125%, due 4/30/22	12,185,000	12,169,293
0.25%, due 4/30/25	2,525,000	2,528,649
0.50%, due 4/30/27	385,000	384,609
1.50%, due 2/15/30	2,275,000	2,463,932

		17,546,483

United States Treasury Inflation—Indexed Note 0.8% (i)
0.875%, due 1/15/29	9,644,349	10,736,050

Total U.S. Government & Federal Agencies (Cost $92,638,011)		100,122,599

Total Long-Term Bonds (Cost $729,296,363)		744,196,049

	Shares
Common Stocks 39.2%
Aerospace & Defense 0.9%
BAE Systems PLC (United Kingdom)	1,245,420	7,974,794
Lockheed Martin Corp.	13,144	5,113,805

		13,088,599

	Shares	Value
Air Freight & Logistics 0.6%
Deutsche Post A.G., Registered (Germany)	157,359	$4,681,795
United Parcel Service, Inc., Class B	32,557	3,081,845

		7,763,640

Auto Components 0.3%
Cie Generale des Etablissements Michelin SCA (France)	48,209	4,707,136

Banks 1.2%
Commonwealth Bank of Australia (Australia)	66,366	2,711,180
People’s United Financial, Inc.	296,353	3,760,719
PNC Financial Services Group, Inc.	23,374	2,493,305
Royal Bank of Canada (Canada)	66,157	4,069,847
Truist Financial Corp.	103,515	3,863,180

		16,898,231

Beverages 1.0%
Coca-Cola Co.	85,572	3,926,899
Coca-Cola European Partners PLC (United Kingdom)	86,410	3,425,292
PepsiCo., Inc.	44,903	5,940,218

		13,292,409

Biotechnology 0.9%
AbbVie, Inc.	94,123	7,736,911
Amgen, Inc.	22,956	5,491,534

		13,228,445

Capital Markets 1.2%
BlackRock, Inc.	7,839	3,935,492
CME Group, Inc.	16,361	2,915,694
Lazard, Ltd., Class A	110,819	3,047,522
Macquarie Group, Ltd. (Australia)	36,939	2,471,160
Singapore Exchange, Ltd. (Singapore)	561,700	3,843,850

		16,213,718

Chemicals 1.3%
BASF S.E. (Germany)	99,549	5,092,901
Dow, Inc. (j)	117,080	4,295,665
LyondellBasell Industries N.V., Class A	68,662	3,978,963
Nutrien, Ltd. (Canada)	134,611	4,806,959

		18,174,488

Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	10	37

Communications Equipment 0.5%
Cisco Systems, Inc.	154,646	6,553,897

Diversified Telecommunication Services 2.6%
AT&T, Inc.	261,686	7,973,572
BCE, Inc. (Canada)	173,220	7,004,960

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services (continued)
Deutsche Telekom A.G., Registered (Germany)	216,059	$3,154,936
TELUS Corp. (Canada)	344,967	5,638,133
Verizon Communications, Inc.	221,977	12,752,579

		36,524,180

Electric Utilities 3.2%
American Electric Power Co., Inc.	67,335	5,596,212
Duke Energy Corp.	114,993	9,735,307
Entergy Corp.	65,319	6,238,618
FirstEnergy Corp.	174,131	7,186,386
Fortis, Inc. (Canada)	117,359	4,547,825
PPL Corp.	214,960	5,464,283
Terna Rete Elettrica Nazionale S.p.A. (Italy)	926,001	5,804,415

		44,573,046

Electrical Equipment 0.7%
Eaton Corp. PLC	65,323	5,454,471
Emerson Electric Co.	77,845	4,439,500

		9,893,971

Equity Real Estate Investment Trusts 0.9%
American Tower Corp.	12,249	2,915,262
Iron Mountain, Inc.	217,673	5,263,333
Welltower, Inc.	97,045	4,971,615

		13,150,210

Food Products 1.1%
Danone S.A. (France)	67,060	4,648,830
Nestle S.A., Registered (Switzerland)	58,034	6,126,563
Orkla ASA (Norway)	451,441	4,086,523

		14,861,916

Gas Utilities 0.6%
Snam S.p.A. (Italy)	1,858,263	8,324,708

Health Care Providers & Services 0.3%
UnitedHealth Group, Inc.	13,982	4,089,315

Hotels, Restaurants & Leisure 0.5%
Las Vegas Sands Corp.	85,574	4,109,263
McDonald’s Corp.	15,026	2,818,277

		6,927,540

Household Durables 0.2%
Leggett & Platt, Inc.	82,853	2,910,626

Household Products 0.8%
Kimberly-Clark Corp.	44,579	6,173,300
Procter & Gamble Co.	37,774	4,452,421

		10,625,721

	Shares	Value
Industrial Conglomerates 0.3%
Siemens A.G., Registered (Germany)	37,983	$3,524,691

Insurance 2.7%
Allianz S.E., Registered (Germany)	44,244	8,188,108
Assicurazioni Generali S.p.A. (Italy)	274,440	3,914,195
AXA S.A. (France)	346,913	6,157,144
MetLife, Inc.	136,698	4,932,064
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Germany)	28,383	6,245,582
SCOR S.E. (France)	121,045	3,409,031
Tokio Marine Holdings, Inc. (Japan)	94,500	4,478,656

		37,324,780

IT Services 0.6%
International Business Machines Corp.	63,118	7,925,096

Machinery 0.2%
Atlas Copco A.B., Class A (Sweden)	83,851	2,916,310

Media 0.2%
Comcast Corp., Class A	86,193	3,243,443
ION Media Networks, Inc. (j)(k)(l)(m)(n)	12	4,526

		3,247,969

Multi-Utilities 1.9%
Ameren Corp.	47,166	3,431,327
Dominion Energy, Inc.	132,524	10,221,576
National Grid PLC (United Kingdom)	746,727	8,782,412
WEC Energy Group, Inc.	39,444	3,571,654

		26,006,969

Multiline Retail 0.3%
Target Corp.	40,696	4,465,979

Oil, Gas & Consumable Fuels 1.8%
Chevron Corp.	36,731	3,379,252
Enterprise Products Partners, L.P.	269,091	4,725,238
Exxon Mobil Corp.	67,827	3,151,921
Magellan Midstream Partners, L.P.	101,010	4,154,541
Phillips 66	56,348	4,122,983
TOTAL S.A. (France)	150,055	5,401,779

		24,935,714

Personal Products 0.6%
Unilever PLC (United Kingdom)	151,878	7,846,728

Pharmaceuticals 5.6%
AstraZeneca PLC, Sponsored ADR (United Kingdom)	114,576	5,990,033
GlaxoSmithKline PLC (United Kingdom)	345,392	7,225,701
Johnson & Johnson	50,167	7,527,057
Merck & Co., Inc.	99,967	7,931,382

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Novartis A.G., Registered (Switzerland)	89,114	$7,594,424
Novo Nordisk A/S, Class B (Denmark)	74,619	4,759,266
Pfizer, Inc.	269,014	10,319,377
Roche Holding A.G. (Switzerland)	21,866	7,599,016
Sanofi (France)	83,046	8,116,818
Takeda Pharmaceutical Co., Ltd. (Japan)	278,500	10,077,021

		77,140,095

Semiconductors & Semiconductor Equipment 2.4%
Broadcom, Inc.	12,939	3,514,491
Intel Corp.	86,819	5,207,404
KLA Corp.	50,302	8,254,055
Maxim Integrated Products, Inc.	64,525	3,547,585
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	127,145	6,755,214
Texas Instruments, Inc.	56,348	6,540,312

		33,819,061

Software 0.8%
Microsoft Corp.	64,662	11,588,077

Specialty Retail 0.2%
Home Depot, Inc.	15,443	3,394,835

Technology Hardware, Storage & Peripherals 0.4%
Samsung Electronics Co., Ltd., GDR (Republic of Korea) (a)	5,327	5,556,061

Textiles, Apparel & Luxury Goods 0.2%
Hanesbrands, Inc.	242,091	2,406,385

Tobacco 1.7%
Altria Group, Inc.	184,490	7,241,233
British American Tobacco PLC (United Kingdom)	171,551	6,655,988
British American Tobacco PLC, Sponsored ADR (United Kingdom)	61,566	2,348,743
Philip Morris International, Inc.	106,228	7,924,610

		24,170,574

Trading Companies & Distributors 0.3%
Watsco, Inc.	24,000	3,863,760

Wireless Telecommunication Services 0.2%
Rogers Communications, Inc., Class B (Canada)	81,810	3,426,505

Total Common Stocks (Cost $552,425,973)		545,361,422

	Shares	Value
Short-Term Investments 7.4%
Affiliated Investment Company 6.9%
MainStay U.S. Government Liquidity Fund, 0.01% (o)	96,215,270	$96,215,270

Total Affiliated Investment Company (Cost $96,215,270)		96,215,270

	Principal Amount
Repurchase Agreement 0.3%
Fixed Income Clearing Corp. 0.00%, dated 4/30/20 due 5/1/20 Proceeds at Maturity $3,936,366 (Collateralized by a United States Treasury Note with rate of 2.625% and a maturity date of 6/15/21, with a Principal Amount of $3,875,000 and a Market Value of $4,019,689)	$3,936,366	3,936,366

Total Repurchase Agreement (Cost $3,936,366)		3,936,366

	Shares
Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.19% (o)(p)	2,656,125	2,656,125

Total Unaffiliated Investment Company (Cost $2,656,125)		2,656,125

Total Short-Term Investments (Cost $102,807,761)		102,807,761

Total Investments (Cost $1,384,530,097)	100.2%	1,392,365,232
Other Assets, Less Liabilities	(0.2)	(3,089,441)
Net Assets	100.0%	$1,389,275,791

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of April 30, 2020.

(c)	Floating rate—Rate shown was the rate in effect as of April 30, 2020.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2020.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(f)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $2,609,094. The Fund received cash collateral with a value of $2,656,125 (See Note 2(M)).

(g)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2020.

(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2020.

(i)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(j)	Non-income producing security.
(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)

Illiquid security—As of April 30, 2020, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $4,526, which represented less than one-tenth of a percent of the Fund’s net assets.

(m)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2020, the total market value of fair valued security was $4,526, which represented less than one-tenth of a percent of the Fund’s net assets.

(n)	Restricted security. (See Note 5)

(o)	Current yield as of April 30, 2020.

(p)	Represents a security purchased with cash collateral received for securities on loan.

Foreign Currency Forward Contracts

As of April 30, 2020, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	24,302,000	USD	17,305,271	JPMorgan Chase Bank N.A.	5/4/20	$153,636
GBP	35,331,000	USD	43,858,808	JPMorgan Chase Bank N.A.	5/4/20	640,578
JPY	5,988,000,000	USD	55,174,193	JPMorgan Chase Bank N.A.	5/7/20	624,158
USD	18,440,222	CAD	24,302,000	JPMorgan Chase Bank N.A.	5/4/20	981,315
USD	68,945,640	EUR	62,275,000	JPMorgan Chase Bank N.A.	5/4/20	701,607
USD	46,064,204	GBP	35,331,000	JPMorgan Chase Bank N.A.	5/4/20	1,564,818
USD	55,850,811	JPY	5,988,000,000	JPMorgan Chase Bank N.A.	5/7/20	52,460

Total unrealized appreciation						4,718,572

EUR	62,275,000	USD	69,166,209	JPMorgan Chase Bank N.A.	5/4/20	(922,176)
JPY	5,988,000,000	USD	55,953,675	JPMorgan Chase Bank N.A.	8/3/20	(75,900)
USD	17,314,629	CAD	24,302,000	JPMorgan Chase Bank N.A.	8/4/20	(148,346)
USD	23,962,235	EUR	22,081,000	JPMorgan Chase Bank N.A.	8/3/20	(280,750)
USD	43,881,809	GBP	35,331,000	JPMorgan Chase Bank N.A.	8/3/20	(633,684)

Total unrealized depreciation						(2,060,856)

Net unrealized appreciation						$2,657,716

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

Futures Contracts

As of April 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
10-Year United States Treasury Note	58	June 2020	$8,073,007	$8,065,625	$(7,382)
2-Year United States Treasury Note	413	June 2020	90,049,755	91,037,461	987,706
Nikkei 225	575	June 2020	50,046,180	53,553,790	3,507,610
S&P 500 Index Mini	841	June 2020	112,185,594	122,045,920	9,860,326
United States Treasury Bond	13	June 2020	2,358,311	2,353,406	(4,905)
United States Treasury Ultra Bond	289	June 2020	58,790,093	64,961,781	6,171,688

Total Long Contracts					20,515,043

Short Contracts
10-Year United States Treasury Ultra Note	(171)	June 2020	(25,436,171)	(26,852,344)	(1,416,173)
5-Year United States Treasury Note	(313)	June 2020	(39,120,936)	(39,276,609)	(155,673)

Total Short Contracts					(1,571,846)

Net Unrealized Appreciation					$18,943,197

1.	As of April 30, 2020, cash in the amount of $18,211,984 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2020.

The following abbreviations are used in the preceding pages:

ADR — American Depositary Receipt

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound Sterling

GDR — Global Depositary Receipt

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

REMIC — Real Estate Mortgage Investment Conduit

USD — United States Dollar

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$30,403,706	$—	$30,403,706
Convertible Bonds	—	6,648,926	—	6,648,926
Corporate Bonds	—	461,087,639	—	461,087,639
Foreign Bonds	—	1,595,427	—	1,595,427
Foreign Government Bonds	—	7,934,779	—	7,934,779
Loan Assignments	—	15,460,276	—	15,460,276
Mortgage-Backed Securities	—	117,871,510	—	117,871,510
Municipal Bonds	—	3,071,187	—	3,071,187
U.S. Government & Federal Agencies	—	100,122,599	—	100,122,599

Total Long-Term Bonds	—	744,196,049	—	744,196,049

Common Stocks (b)	545,356,896	—	4,526	545,361,422
Short-Term Investments
Affiliated Investment Company	96,215,270	—	—	96,215,270
Repurchase Agreement	—	3,936,366	—	3,936,366
Unaffiliated Investment Company	2,656,125	—	—	2,656,125

Total Short-Term Investments	98,871,395	3,936,366	—	102,807,761

Total Investments in Securities	644,228,291	748,132,415	4,526	1,392,365,232

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	4,718,572	—	4,718,572
Futures Contracts (c)	20,527,330	—	—	20,527,330

Total Other Financial Instruments	20,527,330	4,718,572	—	25,245,902

Total Investments in Securities and Other Financial Instruments	$664,755,621	$752,850,987	$4,526	$1,417,611,134

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(2,060,856)	$—	$(2,060,856)
Futures Contracts (c)	(1,584,133)	—	—	(1,584,133)

Total Other Financial Instruments	$(1,584,133)	$(2,060,856)	$—	$(3,644,989)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $4,526 is held in Media within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $1,288,314,827) including securities on loan of $2,609,094	$1,296,149,962
Investment in affiliated investment company, at value (identified cost $96,215,270)	96,215,270
Cash collateral on deposit at broker for futures contracts	18,211,984
Cash denominated in foreign currencies (identified cost $429,908)	428,731
Due from custodian	87,218
Receivables:
Dividends and interest	7,657,695
Fund shares sold	5,669,271
Investment securities sold	456,681
Securities lending	13,042
Unrealized appreciation on foreign currency forward contracts	4,718,572
Other assets	106,146

Total assets	1,429,714,572

Liabilities
Cash collateral received for securities on loan	2,656,125
Payables:
Fund shares redeemed	23,488,732
Investment securities purchased	7,616,372
Variation margin on futures contracts	3,000,325
Manager (See Note 3)	691,710
Transfer agent (See Note 3)	300,933
NYLIFE Distributors (See Note 3)	284,601
Shareholder communication	110,097
Professional fees	53,874
Custodian	33,898
Trustees	2,343
Accrued expenses	20,047
Unrealized depreciation on foreign currency forward contracts	2,060,856
Dividend payable	118,868

Total liabilities	40,438,781

Net assets	$1,389,275,791

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$780,009
Additional paid-in capital	1,433,054,319

1,433,834,328
Total distributable earnings (loss)	(44,558,537)

Net assets	$1,389,275,791

Class A
Net assets applicable to outstanding shares	$604,058,437

Shares of beneficial interest outstanding	34,071,998

Net asset value per share outstanding	$17.73
Maximum sales charge (3.00% of offering price)	0.55

Maximum offering price per share outstanding	$18.28

Investor Class
Net assets applicable to outstanding shares	$78,821,365

Shares of beneficial interest outstanding	4,442,029

Net asset value per share outstanding	$17.74
Maximum sales charge (3.00% of offering price)	0.55

Maximum offering price per share outstanding	$18.29

Class B
Net assets applicable to outstanding shares	$21,133,668

Shares of beneficial interest outstanding	1,182,990

Net asset value and offering price per share outstanding	$17.86

Class C
Net assets applicable to outstanding shares	$165,673,934

Shares of beneficial interest outstanding	9,292,863

Net asset value and offering price per share outstanding	$17.83

Class I
Net assets applicable to outstanding shares	$424,677,078

Shares of beneficial interest outstanding	23,710,871

Net asset value and offering price per share outstanding	$17.91

Class R2
Net assets applicable to outstanding shares	$2,324,016

Shares of beneficial interest outstanding	131,100

Net asset value and offering price per share outstanding	$17.73

Class R3
Net assets applicable to outstanding shares	$1,012,494

Shares of beneficial interest outstanding	57,104

Net asset value and offering price per share outstanding	$17.73

Class R6
Net assets applicable to outstanding shares	$91,574,799

Shares of beneficial interest outstanding	5,111,955

Net asset value and offering price per share outstanding	$17.91

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$12,894,770
Dividends-unaffiliated (a)	11,389,264
Dividends-affiliated	295,244
Securities lending	38,633
Other	40

Total income	24,617,951

Expenses
Manager (See Note 3)	4,589,542
Distribution/Service—Class A (See Note 3)	777,342
Distribution/Service—Investor Class (See Note 3)	104,007
Distribution/Service—Class B (See Note 3)	119,805
Distribution/Service—Class C (See Note 3)	911,378
Distribution/Service—Class R2 (See Note 3)	3,054
Distribution/Service—Class R3 (See Note 3)	2,169
Transfer agent (See Note 3)	907,739
Registration	89,397
Shareholder communication	87,072
Professional fees	85,140
Custodian	54,653
Trustees	18,205
Shareholder service (See Note 3)	1,656
Miscellaneous	41,480

Total expenses	7,792,639

Net investment income (loss)	16,825,312

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(49,064,437)
Futures transactions	(22,045,450)
Foreign currency forward transactions	(579,149)
Foreign currency transactions	43,539

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(71,645,497)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(68,199,368)
Futures contracts	14,615,066
Foreign currency forward contracts	3,588,065
Translation of other assets and liabilities in foreign currencies	133,206

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	(49,863,031)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(121,508,528)

Net increase (decrease) in net assets resulting from operations	$(104,683,216)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $536,144.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,825,312	$41,347,682
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(71,645,497)	42,442,017
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	(49,863,031)	97,209,538

Net increase (decrease) in net assets resulting from operations	(104,683,216)	180,999,237

Distributions to shareholders:
Class A	(31,450,952)	(27,133,176)
Investor Class	(4,084,596)	(3,905,630)
Class B	(1,106,987)	(1,069,632)
Class C	(8,466,750)	(7,608,473)
Class I	(24,586,195)	(23,286,147)
Class R2	(122,929)	(156,842)
Class R3	(38,603)	(10,576)
Class R6	(5,059,065)	(4,774,290)

Total distributions to shareholders	(74,916,077)	(67,944,766)

Capital share transactions:
Net proceeds from sale of shares	193,458,765	256,736,076
Net asset value of shares issued to shareholders in reinvestment of distributions	68,665,588	62,014,408
Cost of shares redeemed	(213,894,131)	(408,508,034)

Increase (decrease) in net assets derived from capital share transactions	48,230,222	(89,757,550)

Net increase (decrease) in net assets	(131,369,071)	23,296,921

Net Assets
Beginning of period	1,520,644,862	1,497,347,941

End of period	$1,389,275,791	$1,520,644,862

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019		2018		2017	2016	2015

Net asset value at beginning of period	$19.96		$18.51		$19.97		$18.30	$18.79	$20.51

Net investment income (loss) (a)	0.22		0.54		0.52		0.48	0.58	0.68

Net realized and unrealized gain (loss) on investments	(1.51)		1.73		(1.04)		1.83	(0.17)	(0.98)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.06		0.07		(0.09)	0.30	0.15

Total from investment operations	(1.25)		2.33		(0.45)		2.22	0.71	(0.15)

Less distributions:

From net investment income	(0.22)		(0.56)		(0.52)		(0.55)	(0.61)	(0.70)

From net realized gain on investments	(0.76)		(0.32)		(0.49)		—	(0.59)	(0.87)

Total distributions	(0.98)		(0.88)		(1.01)		(0.55)	(1.20)	(1.57)

Net asset value at end of period	$17.73		$19.96		$18.51		$19.97	$18.30	$18.79

Total investment return (b)	(6.65%)		13.09%		(2.38%)		12.30%	4.08%	(0.81%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.29	% ††	2.83%		2.72%		2.52%	3.21%	3.49%

Net expenses (c)	1.02	% ††	1.02%		1.01%		1.01%	1.02%	1.02%

Portfolio turnover rate	38	% (d)	62	%(d)	44	% (d)	29%	27%	30%

Net assets at end of period (in 000’s)	$604,058		$625,049		$571,206		$652,333	$574,390	$581,920

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 36%, 54% and 36% for the six months ended April 30, 2020 and for the years ended October 31, 2019 and 2018, respectively.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019		2018		2017	2016	2015

Net asset value at beginning of period	$19.98		$18.52		$19.99		$18.31	$18.80	$20.52

Net investment income (loss) (a)	0.20		0.51		0.50		0.47	0.56	0.65

Net realized and unrealized gain (loss) on investments	(1.51)		1.74		(1.05)		1.82	(0.16)	(0.99)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.06		0.07		(0.09)	0.28	0.15

Total from investment operations	(1.27)		2.31		(0.48)		2.20	0.68	(0.19)

Less distributions:

From net investment income	(0.21)		(0.53)		(0.50)		(0.52)	(0.58)	(0.66)

From net realized gain on investments	(0.76)		(0.32)		(0.49)		—	(0.59)	(0.87)

Total distributions	(0.97)		(0.85)		(0.99)		(0.52)	(1.17)	(1.53)

Net asset value at end of period	$17.74		$19.98		$18.52		$19.99	$18.31	$18.80

Total investment return (b)	(6.77%)		12.98%		(2.56%)		12.19%	3.93%	(0.97%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.14	% ††	2.70%		2.59%		2.45%	3.09%	3.34%

Net expenses (c)	1.17	% ††	1.16%		1.13%		1.14%	1.16%	1.18%

Expenses (before waiver/reimbursement) (c)	1.17	% ††	1.17%		1.14%		1.14%	1.16%	1.18%

Portfolio turnover rate	38	% (d)	62	%(d)	44	% (d)	29%	27%	30%

Net assets at end of period (in 000’s)	$78,821		$88,050		$85,132		$94,000	$153,137	$159,798

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 36%, 54% and 36% for the six months ended April 30, 2020 and for the years ended October 31, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019		2018		2017	2016	2015

Net asset value at beginning of period	$20.11		$18.64		$20.10		$18.40	$18.89	$20.61

Net investment income (loss) (a)	0.13		0.37		0.36		0.32	0.42	0.51

Net realized and unrealized gain (loss) on investments	(1.53)		1.75		(1.05)		1.83	(0.17)	(0.99)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.06		0.07		(0.09)	0.30	0.15

Total from investment operations	(1.36)		2.18		(0.62)		2.06	0.55	(0.33)

Less distributions:

From net investment income	(0.13)		(0.39)		(0.35)		(0.36)	(0.45)	(0.52)

From net realized gain on investments	(0.76)		(0.32)		(0.49)		—	(0.59)	(0.87)

Total distributions	(0.89)		(0.71)		(0.84)		(0.36)	(1.04)	(1.39)

Net asset value at end of period	$17.86		$20.11		$18.64		$20.10	$18.40	$18.89

Total investment return (b)	(7.07%)		12.11%		(3.22%)		11.27%	3.20%	(1.70%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.40	% ††	1.96%		1.85%		1.67%	2.34%	2.60%

Net expenses (c)	1.92	% ††	1.91%		1.88%		1.89%	1.91%	1.93%

Expenses (before waiver/reimbursement) (c)	1.92	% ††	1.92%		1.89%		1.89%	1.91%	1.93%

Portfolio turnover rate	38	% (d)	62	%(d)	44	% (d)	29%	27%	30%

Net assets at end of period (in 000’s)	$21,134		$26,396		$30,343		$39,475	$42,253	$44,441

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 36%, 54% and 36% for the six months ended April 30, 2020 and for the years ended October 31, 2019 and 2018, respectively.

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019		2018		2017	2016	2015

Net asset value at beginning of period	$20.07		$18.60		$20.07		$18.37	$18.86	$20.58

Net investment income (loss) (a)	0.13		0.37		0.36		0.32	0.42	0.50

Net realized and unrealized gain (loss) on investments	(1.52)		1.75		(1.06)		1.83	(0.17)	(0.98)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.06		0.07		(0.09)	0.30	0.15

Total from investment operations	(1.35)		2.18		(0.63)		2.06	0.55	(0.33)

Less distributions:

From net investment income	(0.13)		(0.39)		(0.35)		(0.36)	(0.45)	(0.52)

From net realized gain on investments	(0.76)		(0.32)		(0.49)		—	(0.59)	(0.87)

Total distributions	(0.89)		(0.71)		(0.84)		(0.36)	(1.04)	(1.39)

Net asset value at end of period	$17.83		$20.07		$18.60		$20.07	$18.37	$18.86

Total investment return (b)	(7.09%)		12.13%		(3.28%)		11.35%	3.15%	(1.70%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.39	% ††	1.95%		1.85%		1.65%	2.32%	2.58%

Net expenses (c)	1.92	% ††	1.91%		1.88%		1.89%	1.91%	1.93%

Expenses (before waiver/reimbursement) (c)	1.92	% ††	1.92%		1.89%		1.89%	1.91%	1.93%

Portfolio turnover rate	38	% (d)	62	%(d)	44	% (d)	29%	27%	30%

Net assets at end of period (in 000’s)	$165,674		$191,737		$212,400		$266,592	$254,312	$235,811

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 36%, 54% and 36% for the six months ended April 30, 2020 and for the years ended October 31, 2019 and 2018, respectively.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019		2018		2017	2016	2015

Net asset value at beginning of period	$20.16		$18.68		$20.15		$18.46	$18.95	$20.66

Net investment income (loss) (a)	0.24		0.59		0.58		0.54	0.63	0.73

Net realized and unrealized gain (loss) on investments	(1.53)		1.76		(1.06)		1.84	(0.16)	(0.98)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.06		0.07		(0.09)	0.28	0.15

Total from investment operations	(1.25)		2.41		(0.41)		2.29	0.75	(0.10)

Less distributions:

From net investment income	(0.24)		(0.61)		(0.57)		(0.60)	(0.65)	(0.74)

From net realized gain on investments	(0.76)		(0.32)		(0.49)		—	(0.59)	(0.87)

Total distributions	(1.00)		(0.93)		(1.06)		(0.60)	(1.24)	(1.61)

Net asset value at end of period	$17.91		$20.16		$18.68		$20.15	$18.46	$18.95

Total investment return (b)	(6.57%)		13.41%		(2.17%)		12.60%	4.30%	(0.51%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.54	% ††	3.09%		3.03%		2.77%	3.44%	3.75%

Net expenses (c)	0.77	% ††	0.77%		0.76%		0.76%	0.77%	0.77%

Portfolio turnover rate	38	% (d)	62	%(d)	44	% (d)	29%	27%	30%

Net assets at end of period (in 000’s)	$424,677		$484,614		$499,675		$766,054	$542,330	$513,629

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 36%, 54% and 36% for the six months ended April 30, 2020 and for the years ended October 31, 2019 and 2018, respectively.

	Six months ended April 30,		Year ended October 31,						February 27, 2015^ through October 31,

Class R2	2020*		2019		2018		2017	2016	2015

Net asset value at beginning of period	$19.95		$18.50		$19.96		$18.29	$18.78	$20.08

Net investment income (loss) (a)	0.21		0.52		0.50		0.46	0.55	0.36

Net realized and unrealized gain (loss) on investments	(1.50)		1.73		(1.04)		1.83	(0.19)	(1.35)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.06		0.07		(0.09)	0.33	0.20

Total from investment operations	(1.25)		2.31		(0.47)		2.20	0.69	(0.79)

Less distributions:

From net investment income	(0.21)		(0.54)		(0.50)		(0.53)	(0.59)	(0.51)

From net realized gain on investments	(0.76)		(0.32)		(0.49)		—	(0.59)	—

Total distributions	(0.97)		(0.86)		(0.99)		(0.53)	(1.18)	(0.51)

Net asset value at end of period	$17.73		$19.95		$18.50		$19.96	$18.29	$18.78

Total investment return (b)	(6.65%)		12.98%		(2.48%)		12.20%	3.99%	(3.92%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.19	% ††	2.77%		2.61%		2.36%	3.03%	2.90	% ††

Net expenses (c)	1.12	% ††	1.12%		1.11%		1.11%	1.12%	1.12	% ††

Portfolio turnover rate	38	% (d)	62	%(d)	44	% (d)	29%	27%	30%

Net assets at end of period (in 000’s)	$2,324		$2,524		$3,587		$4,409	$838	$190

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 36%, 54% and 36% for the six months ended April 30, 2020 and for the years ended October 31, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					February 29, 2016 ^ through October 31,

Class R3	2020		2019		2018		2017	2016

Net asset value at beginning of period	$19.96		$18.51		$19.97		$18.30	$17.10

Net investment income (loss) (a)	0.18		0.45		0.42		0.42	0.35

Net realized and unrealized gain (loss) on investments	(1.51)		1.76		(1.00)		1.82	(1.69)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.06		0.06		(0.09)	2.95

Total from investment operations	(1.29)		2.27		(0.52)		2.15	1.61

Less distributions:

From net investment income	(0.18)		(0.50)		(0.45)		(0.48)	(0.41)

From net realized gain on investments	(0.76)		(0.32)		(0.49)		—	—

Total distributions	(0.94)		(0.82)		(0.94)		(0.48)	(0.41)

Net asset value at end of period	$17.73		$19.96		$18.51		$19.97	$18.30

Total investment return (b)	(6.81%)		12.70%		(2.73%)		11.89%	9.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.93	% ††	2.34%		2.19%		2.16%	2.81%††

Net expenses (c)	1.37	% ††	1.36%		1.35%		1.36%	1.36%††

Portfolio turnover rate	38	% (d)	62	%(d)	44	% (d)	29%	27%

Net assets at end of period (in 000’s)	$1,012		$590		$136		$201	$39

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 36%, 54% and 36% for the six months ended April 30, 2020 and for the years ended October 31, 2019 and 2018, respectively.

34	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2020*		Year ended October 31, 2019	February 28, 2018^ through October 31, 2018

Net asset value at beginning of period	$20.16		$18.68	$19.19

Net investment income (loss) (a)	0.25		0.61	0.33

Net realized and unrealized gain (loss) on investments	(1.53)		1.76	(0.47)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.06	0.03

Total from investment operations	(1.24)		2.43	(0.11)

Less distributions:

From net investment income	(0.25)		(0.63)	(0.40)

From net realized gain on investments	(0.76)		(0.32)	—

Total distributions	(1.01)		(0.95)	(0.40)

Net asset value at end of period	$17.91		$20.16	$18.68

Total investment return (b)	(6.52%)		13.52%	(0.61%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.64	% ††	3.18%	2.55	% ††

Net expenses (c)	0.67	% ††	0.67%	0.66	% ††

Portfolio turnover rate (d)	38%		62%	44%

Net assets at end of period (in 000’s)	$91,575		$101,685	$94,869

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 36%, 54% and 36% for the six months ended April 30, 2020, for the year ended October 31 and period ended October 31, 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Income Builder Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 27, 2015. Class R3 shares commenced operations on February 29, 2016. Class R6 shares commenced operations on February 28, 2018.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

36	MainStay Income Builder Fund

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued

37

Notes to Financial Statements (Unaudited) (continued)

whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

As of April 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no loan assignments held by the Fund were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2020 and can change at any time.

Illiquid investments as of April 30, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

38	MainStay Income Builder Fund

“more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2020, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

39

Notes to Financial Statements (Unaudited) (continued)

Repurchase agreements as of April 30, 2020, are shown in the Portfolio of Investments.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2020, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund may also use equity index futures contracts to increase the equity sensitivity to the Fund. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of April 30, 2020, are shown in the Portfolio of Investments.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to

40	MainStay Income Builder Fund

meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of April 30, 2020, are shown in the Portfolio of Investments.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $2,609,094 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $2,656,125.

(N)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(O)  Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

41

Notes to Financial Statements (Unaudited) (continued)

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(R)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also entered into domestic and foreign

42	MainStay Income Builder Fund

equity index futures contracts to increase the equity sensitivity to the Fund. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$13,367,935	$7,159,395	$20,527,330
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	4,718,572	—	—	4,718,572

Total Fair Value		$4,718,572	$13,367,935	$7,159,395	$25,245,902

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$—	$(1,584,133)	$(1,584,133)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(2,060,856)	—	—	(2,060,856)

Total Fair Value		$(2,060,856)	$—	$(1,584,133)	$(3,644,989)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(23,701,043)	$1,655,593	$(22,045,450)
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	(579,149)	—	—	(579,149)

Total Realized Gain (Loss)		$(579,149)	$(23,701,043)	$1,655,593	$(22,624,599)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$7,112,970	$7,502,096	$14,615,066
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	3,588,065	—	—	3,588,065

Total Change in Unrealized Appreciation (Depreciation)		$3,588,065	$7,112,970	$7,502,096	$18,203,131

43

Notes to Financial Statements (Unaudited) (continued)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$219,244,054	$186,859,015	$406,103,069
Futures Contracts Short	$—	$—	$(48,969,611)	$(48,969,611)
Forward Contracts Long	$124,828,521	$—	$—	$124,828,521
Forward Contracts Short	$(187,066,223)	$—	$—	$(187,066,223)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch. Asset allocation decisions for the Fund are made by a committee chaired by MacKay Shields in collaboration with New York Life Investments. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; 0.575% from $1 billion to $5 billion; and 0.565% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2020, the effective management fee rate was 0.62%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $4,589,542 and paid MacKay Shields and Epoch $1,320,500 and $1,011,011, respectively.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

44	MainStay Income Builder Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R2	$1,222
Class R3	434

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $31,929 and $8,470, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2020, of $13,134, $3, $8,219 and $6,570, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waiver
Class A	$306,271	$—
Investor Class	104,696	—
Class B	30,071	—
Class C	229,069	—
Class I	234,042	—
Class R2	1,203	—
Class R3	430	—
Class R6	1,957	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$28,798	1.2%
Class R3	31,244	3.1
Class R6	89,887,738	98.2

(G)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$44,612	$422,744	$(371,141)	$—	$—	$96,215	$295	$—	96,215

45

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,386,745,901	$85,938,846	$(80,319,515)	$5,619,331

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$42,706,502
Long-Term Capital Gain	25,238,264
Total	$67,944,766

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

As of April 30, 2020, the Fund held the following restricted security.

Security	Date(s) of Acquisition	Shares	Cost	04/30/20 Value	Percent of Net Assets

ION Media Networks, Inc. Common Stock	3/11/14	12	$1	$4,526	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended

April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of U.S. government securities were $201,061 and $305,806, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $302,912 and $258,421, respectively.

46	MainStay Income Builder Fund

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	4,017,264	$75,699,532
Shares issued to shareholders in reinvestment of distributions	1,581,576	30,592,186
Shares redeemed	(3,162,108)	(58,158,241)

Net increase (decrease) in shares outstanding before conversion	2,436,732	48,133,477
Shares converted into Class A (See Note 1)	348,763	6,736,055
Shares converted from Class A (See Note 1)	(27,352)	(491,685)

Net increase (decrease)	2,758,143	$54,377,847

Year ended October 31, 2019:
Shares sold	4,981,898	$96,149,062
Shares issued to shareholders in reinvestment of distributions	1,421,551	26,274,145
Shares redeemed	(6,544,982)	(125,247,849)

Net increase (decrease) in shares outstanding before conversion	(141,533)	(2,824,642)
Shares converted into Class A (See Note 1)	711,316	13,662,314
Shares converted from Class A (See Note 1)	(117,451)	(2,263,396)

Net increase (decrease)	452,332	$8,574,276

Investor Class	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	295,450	$5,575,942
Shares issued to shareholders in reinvestment of distributions	209,918	4,067,082
Shares redeemed	(227,900)	(4,311,886)

Net increase (decrease) in shares outstanding before conversion	277,468	5,331,138
Shares converted into Investor Class (See Note 1)	40,558	755,821
Shares converted from Investor Class (See Note 1)	(283,659)	(5,522,615)

Net increase (decrease)	34,367	$564,344

Year ended October 31, 2019:
Shares sold	796,415	$15,532,775
Shares issued to shareholders in reinvestment of distributions	210,462	3,887,189
Shares redeemed	(860,683)	(16,734,223)

Net increase (decrease) in shares outstanding before conversion	146,194	2,685,741
Shares converted into Investor Class (See Note 1)	192,064	3,674,269
Shares converted from Investor Class (See Note 1)	(526,692)	(10,169,050)

Net increase (decrease)	(188,434)	$(3,809,040)

Class B	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	20,806	$392,147
Shares issued to shareholders in reinvestment of distributions	47,949	938,369
Shares redeemed	(123,892)	(2,312,061)

Net increase (decrease) in shares outstanding before conversion	(55,137)	(981,545)
Shares converted from Class B (See Note 1)	(74,737)	(1,425,661)

Net increase (decrease)	(129,874)	$(2,407,206)

Year ended October 31, 2019:
Shares sold	275,897	$5,486,040
Shares issued to shareholders in reinvestment of distributions	49,952	921,406
Shares redeemed	(503,382)	(9,808,333)

Net increase (decrease) in shares outstanding before conversion	(177,533)	(3,400,887)
Shares converted from Class B (See Note 1)	(137,683)	(2,631,122)

Net increase (decrease)	(315,216)	$(6,032,009)

Class C	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	659,541	$12,693,073
Shares issued to shareholders in reinvestment of distributions	389,743	7,609,591
Shares redeemed	(1,298,104)	(24,188,933)

Net increase (decrease) in shares outstanding before conversion	(248,820)	(3,886,269)
Shares converted from Class C (See Note 1)	(13,515)	(244,922)

Net increase (decrease)	(262,335)	$(4,131,191)

Year ended October 31, 2019:
Shares sold	1,170,495	$22,132,425
Shares issued to shareholders in reinvestment of distributions	369,675	6,808,882
Shares redeemed	(3,266,139)	(61,979,887)

Net increase (decrease) in shares outstanding before conversion	(1,725,969)	(33,038,580)
Shares converted from Class C (See Note 1)	(137,067)	(2,598,707)

Net increase (decrease)	(1,863,036)	$(35,637,287)

Class I	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	4,965,225	$93,775,389
Shares issued to shareholders in reinvestment of distributions	1,041,482	20,334,980
Shares redeemed	(6,351,384)	(116,761,254)

Net increase in shares outstanding before conversion	(344,677)	(2,650,885)
Shares converted into Class I (See Note 1)	11,960	218,364

Net increase (decrease)	(332,717)	$(2,432,521)

Year ended October 31, 2019:
Shares sold	5,652,692	$108,456,027
Shares issued to shareholders in reinvestment of distributions	1,032,556	19,283,867
Shares redeemed	(9,407,029)	(179,386,061)

Net increase (decrease) in shares outstanding before conversion	(2,721,781)	(51,646,167)
Shares converted into Class I (See Note 1)	17,180	325,692

Net increase (decrease)	(2,704,601)	$(51,320,475)

47

Notes to Financial Statements (Unaudited) (continued)

Class R2	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	2,698	$52,228
Shares issued to shareholders in reinvestment of distributions	3,201	62,528
Shares redeemed	(1,326)	(25,484)

Net increase (decrease)	4,573	$89,272

Year ended October 31, 2019:
Shares sold	18,671	$351,189
Shares issued to shareholders in reinvestment of distributions	3,483	64,008
Shares redeemed	(89,592)	(1,709,718)

Net increase (decrease)	(67,438)	$(1,294,521)

Class R3	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	26,044	$515,881
Shares issued to shareholders in reinvestment of distributions	1,979	38,182
Shares redeemed	(449)	(8,419)

Net increase (decrease)	27,574	$545,644

Year ended October 31, 2019:
Shares sold	21,615	$416,299
Shares issued to shareholders in reinvestment of distributions	551	10,372

Net increase (decrease)	22,166	$426,671

Class R6	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	252,220	$4,754,573
Shares issued to shareholders in reinvestment of distributions	257,262	5,022,670
Shares redeemed	(440,378)	(8,127,853)

Net increase (decrease) in shares outstanding before conversion	69,104	1,649,390
Shares converted from Class R6 (See Note 1)	(1,261)	(25,357)

Net increase (decrease)	67,843	$1,624,033

Year ended October 31, 2019:
Shares sold	425,473	$8,212,259
Shares issued to shareholders in reinvestment of distributions	254,786	4,764,539
Shares redeemed	(713,908)	(13,641,963)

Net increase (decrease)	(33,649)	$(665,165)

Note–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

48	MainStay Income Builder Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Income Builder Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Epoch Investment Partners, Inc. (“Epoch”) and MacKay Shields LLC (“MacKay”) with respect to the Fund (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments, Epoch and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, Epoch and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, Epoch and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments, Epoch and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, Epoch and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments, Epoch and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Epoch and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, Epoch and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, Epoch and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, Epoch and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment

49

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments, Epoch and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Epoch and MacKay, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and MacKay and ongoing analysis of, and interactions with, Epoch and MacKay with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s and MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.

The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that Epoch and MacKay provide to the Fund. The Board evaluated Epoch’s and MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and Epoch’s and MacKay’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and MacKay, and New York Life Investments’, Epoch’s and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments, Epoch and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch and MacKay. The Board reviewed Epoch’s and MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

50	MainStay Income Builder Fund

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch and MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Epoch or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Epoch and MacKay

The Board considered information provided by New York Life Investments, Epoch and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, and Epoch due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, Epoch and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, and Epoch, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board also considered the financial resources of New York Life Investments, Epoch and MacKay and acknowledged that New York Life Investments, Epoch and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, Epoch and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments, Epoch and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.

51

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch and MacKay are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Epoch and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New

York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

52	MainStay Income Builder Fund

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of The MainStay Funds (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

53

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

54	MainStay Income Builder Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1738551 MS086-20	MSIB10-06/20 (NYLIM) NL216

MainStay Winslow Large Cap Growth Fund

(Formerly known as MainStay Large Cap Growth Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7/1/1995	0.90% 6.78	3.05% 9.05	11.48% 12.75	12.80% 13.44	0.99 0.99%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.91 6.79	2.99 8.98	11.42 12.69	12.73 13.37	1.10 1.10
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/1/2005	1.70 6.29	3.48 8.15	11.63 11.82	12.52 12.52	1.85 1.85
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/1/2005	5.54 6.46	7.25 8.18	11.85 11.85	12.54 12.54	1.85 1.85
Class I Shares	No Sales Charge		4/1/2005	6.97	9.37	13.04	13.74	0.74
Class R1 Shares	No Sales Charge		4/1/2005	6.89	9.25	12.94	13.64	0.84
Class R2 Shares	No Sales Charge		4/1/2005	6.70	8.99	12.63	13.33	1.09
Class R3 Shares	No Sales Charge		4/28/2006	6.58	8.78	12.36	13.06	1.34
Class R6 Shares	No Sales Charge		6/17/2013	6.98	9.47	13.16	14.66	0.64

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 1000® Growth Index[4]	6.09%	10.84%	13.34%	14.41%
S&P 500® Index[5]	–3.16	0.86	9.12	11.69
Morningstar Large Growth Category Average[6]	3.33	5.34	10.51	12.28

4.

The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S.  stock-

market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Winslow Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Winslow Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,067.80	$5.04	$1,019.99	$4.92	0.98%

Investor Class Shares	$1,000.00	$1,067.90	$5.76	$1,019.29	$5.62	1.12%

Class B Shares	$1,000.00	$1,062.90	$9.59	$1,015.56	$9.37	1.87%

Class C Shares	$1,000.00	$1,064.60	$9.60	$1,015.56	$9.37	1.87%

Class I Shares	$1,000.00	$1,069.70	$3.76	$1,021.23	$3.67	0.73%

Class R1 Shares	$1,000.00	$1,068.90	$4.27	$1,020.74	$4.17	0.83%

Class R2 Shares	$1,000.00	$1,067.00	$5.55	$1,019.49	$5.42	1.08%

Class R3 Shares	$1,000.00	$1,065.80	$6.83	$1,018.25	$6.67	1.33%

Class R6 Shares	$1,000.00	$1,069.80	$3.29	$1,021.68	$3.22	0.64%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2020 (Unaudited)

Software	21.0%

IT Services	15.4

Interactive Media & Services	10.4

Internet & Direct Marketing Retail	10.1

Technology Hardware, Storage & Peripherals	5.7

Pharmaceuticals	4.8

Health Care Providers & Services	3.4

Biotechnology	3.1

Equity Real Estate Investment Trusts	3.1

Semiconductors & Semiconductor Equipment	2.8

Capital Markets	2.5

Textiles, Apparel & Luxury Goods	2.4

Chemicals	2.0

Professional Services	1.9%

Specialty Retail	1.8

Automobiles	1.6

Life Sciences Tools & Services	1.4

Health Care Technology	1.3

Containers & Packaging	1.2

Entertainment	1.2

Health Care Equipment & Supplies	1.2

Hotels, Restaurants & Leisure	1.0

Short-Term Investment	0.7

Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2020 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Amazon.com, Inc.

3.	Alphabet, Inc.

4.	Apple, Inc.

5.	Facebook, Inc., Class A
6.	Visa, Inc., Class A

7.	salesforce.com, Inc.

8.	Adobe, Inc.

9.	UnitedHealth Group, Inc.

10.	Mastercard, Inc., Class A

8	MainStay Winslow Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Winslow Large Cap Growth Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Winslow Large Cap Growth Fund returned 6.97%, outperforming the 6.09% return of the Fund’s primary benchmark, the Russell 1000® Growth Index. Over the same period, Class I shares also outperformed the –3.16% return of the S&P 500® Index, which is the Fund’s secondary benchmark, and the 3.33% return of the Morningstar Large Growth Category Average.1

Were there any changes to the Fund during the reporting period?

Effective February 28, 2020, MainStay Large Cap Growth Fund was renamed MainStay Winslow Large Cap Growth Fund.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period the market experienced the volatility associated with an unprecedented global pandemic related to the coronavirus known as COVID-19. During the reporting period—through both double-digit declines and double-digit rallies—the Fund outperformed the Russell 1000® Growth Index (primarily due to strong sector allocation), with six of ten sectors positively contributing to relative performance compared to the primary benchmark. (Contributions take weightings and total returns into account.) Security selection mildly detracted from relative returns.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

From highs reached in early 2020, markets experienced the sharpest correction in history. This precipitous decline was then followed by a strong rebound as the U.S. equity market posted its best month in over three decades in April 2020, rebounding from the worst 1Q going back to 1937.

The novel coronavirus (COVID-19) has changed everything. Social distancing has temporarily shut down large swaths of the economy, and global economies will likely experience the most significant contraction ever. Governments around the world have responded quickly with the largest fiscal stimuli ever and central banks are introducing unprecedented monetary policy initiatives. The duration and severity of the downturn will be a function of public health initiatives to contain the virus.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The industrials and consumer staples sectors made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Growth Index during the reporting period. The consumer discretionary and information technology sectors detracted most from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The three stocks that made the strongest positive contributions to the Fund’s absolute performance were e-commerce and web-services leader Amazon.com, the world’s largest software company Microsoft and multinational technology company Apple. Amazon continued to benefit from the shift to e-commerce, while both Amazon and Microsoft benefited from the global movement toward cloud-based solutions. Apple stock experienced an increase in its price/earnings multiple. As of April 30, 2020, all three stocks remained in the Fund.

The three most significant detractors from the Fund’s absolute performance during the same period included Chinese coffee company Luckin Coffee, home improvement retailer Lowe’s and semiconductor company Microchip Technology. Despite rigorous due diligence and management discussions, Luckin Coffee announced that their COO was involved in fraudulent activity in early April 2020. Upon receiving confirmation of the fraud, the Fund sold its position. Lowe’s and Microchip saw their businesses negatively affected by the global pandemic, leading the Fund to sell its positions.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period the Fund’s largest purchases included shares in wireless infrastructure provider American Tower and leading home improvement retailer Home Depot. Volatility offered an attractive entry point for the Fund’s position in American Tower given our strong outlook for accelerating growth in the cellular tower industry. Home Depot stores remained open throughout the early months of the pandemic, during which our channel work suggested the company experienced strong sales.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

The Fund’s largest sales during the same period were its positions in home improvement company Lowe’s and aircraft manufacturer Boeing. Both stocks were sold due to the outsized impact of the pandemic on retail sales and global air travel, respectively.

How did the Fund’s sector weightings change during the reporting period?

We made only modest changes to the Fund’s sector weightings during the reporting period. The Fund’s overweight exposure to information technology increased mildly relative to the Russell 1000® Growth Index, while health care exposure rose from a slight underweight to a slight overweight compared to the Index. Conversely, the Fund’s relative exposure to the consumer discretionary sector decreased from mildly overweight to slightly underweight, while industrials exposure decreased further from mildly underweight to slightly more substantially underweight as of the end of the reporting period.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund’s most significantly overweight exposures relative to the Russell 1000® Growth Index included the information technology and consumer discretionary sectors. The Fund’s most significantly underweight position was to consumer staples, with no exposure. In terms of the types of growth companies we focus on (those primarily exhibiting consistent growth, dynamic growth or cyclical growth), as of the end of the reporting period the Fund held its largest exposure to companies with consistent growth characteristics, followed by those with dynamic growth characteristics, trailed finally by those with cyclical growth characteristics. The Fund’s positions and allocations remain entirely consistent with our bottom-up investment discipline and our research edge in microeconomic analysis.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Winslow Large Cap Growth Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 99.3%†
Automobiles 1.6%
Ferrari N.V.	1,196,160	$186,146,419

Biotechnology 3.1%
Amgen, Inc.	929,700	222,402,834
BioMarin Pharmaceutical, Inc. (a)	1,477,700	135,977,954

		358,380,788

Capital Markets 2.5%
Moody’s Corp.	862,750	210,424,725
MSCI, Inc.	238,200	77,891,400

		288,316,125

Chemicals 2.0%
Linde PLC	744,530	136,986,075
Sherwin-Williams Co.	185,615	99,558,317

		236,544,392

Containers & Packaging 1.2%
Ball Corp.	2,069,300	135,725,387

Entertainment 1.2%
Netflix, Inc. (a)	335,000	140,649,750

Equity Real Estate Investment Trusts 3.1%
American Tower Corp.	817,500	194,565,000
Equinix, Inc.	251,750	169,981,600

		364,546,600

Health Care Equipment & Supplies 1.2%
Abbott Laboratories	1,560,820	143,735,914

Health Care Providers & Services 3.4%
UnitedHealth Group, Inc.	1,370,500	400,830,135

Health Care Technology 1.3%
Veeva Systems, Inc., Class A (a)	798,550	152,363,340

Hotels, Restaurants & Leisure 1.0%
Chipotle Mexican Grill, Inc. (a)	130,300	114,475,065

Interactive Media & Services 10.4%
Alphabet, Inc. (a)
Class A	247,290	333,025,443
Class C	251,041	338,568,955
Facebook, Inc., Class A (a)	2,650,780	542,641,174

		1,214,235,572

Internet & Direct Marketing Retail 10.1%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	863,670	175,039,999

	Shares	Value
Internet & Direct Marketing Retail (continued)
Amazon.com, Inc. (a)	404,090	$999,718,660

		1,174,758,659

IT Services 15.4%
Automatic Data Processing, Inc.	898,050	131,734,955
Fiserv, Inc. (a)	2,181,910	224,867,645
GoDaddy, Inc., Class A (a)	2,289,350	158,949,570
Mastercard, Inc., Class A	1,346,400	370,219,608
PayPal Holdings, Inc. (a)	2,378,230	292,522,290
Visa, Inc., Class A	2,945,300	526,384,016
Wix.com, Ltd. (a)	740,400	96,851,724

		1,801,529,808

Life Sciences Tools & Services 1.4%
Thermo Fisher Scientific, Inc.	472,620	158,176,462

Pharmaceuticals 4.8%
AstraZeneca PLC, Sponsored ADR	3,941,400	206,056,392
Eli Lilly & Co.	1,041,300	161,026,632
Zoetis, Inc.	1,534,140	198,379,643

		565,462,667

Professional Services 1.9%
CoStar Group, Inc. (a)	167,300	108,453,898
TransUnion	1,513,700	119,264,423

		227,718,321

Semiconductors & Semiconductor Equipment 2.8%
ASML Holding N.V., Registered	199,200	57,455,256
Micron Technology, Inc. (a)	463,000	22,173,070
NVIDIA Corp.	839,500	245,369,060

		324,997,386

Software 21.0%
Adobe, Inc. (a)	1,152,060	407,414,498
Atlassian Corp. PLC, Class A (a)	866,350	134,708,762
Intuit, Inc.	1,138,760	307,248,836
Microsoft Corp.	5,819,330	1,042,882,129
salesforce.com, Inc. (a)	2,768,990	448,437,930
Workday, Inc., Class A (a)	747,370	115,020,243

		2,455,712,398

Specialty Retail 1.8%
Home Depot, Inc.	979,400	215,301,502

Technology Hardware, Storage & Peripherals 5.7%
Apple, Inc.	2,256,400	662,930,320

Textiles, Apparel & Luxury Goods 2.4%
Lululemon Athletica, Inc. (a)	100,000	22,348,000
NIKE, Inc., Class B	2,974,640	259,329,115

		281,677,115

Total Common Stocks (Cost $6,068,016,176)		11,604,214,125

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Short-Term Investment 0.7%
Affiliated Investment Company 0.7%
MainStay U.S. Government Liquidity Fund, 0.01% (b)(c)	81,742,513	$81,742,513

Total Short-Term Investment (Cost $81,742,513)		81,742,513

Total Investments (Cost $6,149,758,689)	100.0%	11,685,956,638
Other Assets, Less Liabilities	(0.0)‡	(223,117)
Net Assets	100.0%	$11,685,733,521
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Current yield as of April 30, 2020.

(c)	As of April 30, 2020, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$11,604,214,125	$—	$—	$11,604,214,125
Short-Term Investment
Affiliated Investment Company	81,742,513	—	—	81,742,513

Total Investments in Securities	$11,685,956,638	$—	$—	$11,685,956,638

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay Winslow Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $6,068,016,176)	$11,604,214,125
Investment in affiliated investment company, at value (identified cost $81,742,513)	81,742,513
Receivables:
Investment securities sold	22,387,535
Fund shares sold	15,918,964
Dividends	2,962,914
Securities lending	8,113
Other assets	224,876

Total assets	11,727,459,040

Liabilities
Payables:
Investment securities purchased	23,017,073
Fund shares redeemed	10,715,672
Manager (See Note 3)	5,625,904
Transfer agent (See Note 3)	1,431,698
NYLIFE Distributors (See Note 3)	379,523
Shareholder communication	299,244
Professional fees	68,286
Custodian	48,768
Trustees	21,319
Accrued expenses	112,524
Dividend payable	5,508

Total liabilities	41,725,519

Net assets	$11,685,733,521

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$11,764,267
Additional paid-in capital	6,093,863,271

6,105,627,538
Total distributable earnings (loss)	5,580,105,983

Net assets	$11,685,733,521

Class A
Net assets applicable to outstanding shares	$1,039,383,812

Shares of beneficial interest outstanding	113,705,642

Net asset value per share outstanding	$9.14
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.67

Investor Class
Net assets applicable to outstanding shares	$110,985,617

Shares of beneficial interest outstanding	12,386,457

Net asset value per share outstanding	$8.96
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.48

Class B
Net assets applicable to outstanding shares	$18,607,409

Shares of beneficial interest outstanding	2,683,694

Net asset value and offering price per share outstanding	$6.93

Class C
Net assets applicable to outstanding shares	$119,125,823

Shares of beneficial interest outstanding	17,225,198

Net asset value and offering price per share outstanding	$6.92

Class I
Net assets applicable to outstanding shares	$6,036,508,695

Shares of beneficial interest outstanding	596,700,689

Net asset value and offering price per share outstanding	$10.12

Class R1
Net assets applicable to outstanding shares	$811,245,098

Shares of beneficial interest outstanding	83,059,959

Net asset value and offering price per share outstanding	$9.77

Class R2
Net assets applicable to outstanding shares	$146,463,283

Shares of beneficial interest outstanding	16,141,784

Net asset value and offering price per share outstanding	$9.07

Class R3
Net assets applicable to outstanding shares	$52,567,560

Shares of beneficial interest outstanding	6,243,784

Net asset value and offering price per share outstanding	$8.42

Class R6
Net assets applicable to outstanding shares	$3,350,846,224

Shares of beneficial interest outstanding	328,279,456

Net asset value and offering price per share outstanding	$10.21

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$46,097,711
Securities lending	734,318
Dividends-affiliated	389,644
Interest	49
Other	308

Total income	47,222,030

Expenses
Manager (See Note 3)	36,005,468
Transfer agent (See Note 3)	4,135,865
Distribution/Service—Class A (See Note 3)	1,302,913
Distribution/Service—Investor Class (See Note 3)	133,593
Distribution/Service—Class B (See Note 3)	98,643
Distribution/Service—Class C (See Note 3)	627,192
Distribution/Service—Class R2 (See Note 3)	195,380
Distribution/Service—Class R3 (See Note 3)	135,312
Shareholder service (See Note 3)	530,937
Professional fees	360,565
Shareholder communication	243,363
Trustees	142,525
Registration	114,360
Custodian	58,707
Miscellaneous	214,603

Total expenses before waiver/reimbursement	44,299,426
Expense waiver/reimbursement from Manager (See Note 3)	(105,460)

Net expenses	44,193,966

Net investment income (loss)	3,028,064

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	57,362,026
Net change in unrealized appreciation (depreciation) on unaffiliated investments	710,794,555

Net realized and unrealized gain (loss) on investments	768,156,581

Net increase (decrease) in net assets resulting from operations	$771,184,645

(a)	Dividends recorded net of foreign withholding taxes in the amount of $254,777.

14	MainStay Winslow Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,028,064	$1,397,481
Net realized gain (loss) on investments	57,362,026	1,343,085,065
Net change in unrealized appreciation (depreciation) on investments	710,794,555	462,179,012

Net increase (decrease) in net assets resulting from operations	771,184,645	1,806,661,558

Distributions to shareholders:
Class A	(111,361,863)	(198,645,333)
Investor Class	(12,020,268)	(19,327,235)
Class B	(2,904,982)	(5,587,234)
Class C	(18,187,627)	(41,980,795)
Class I	(608,819,185)	(1,039,849,373)
Class R1	(94,596,707)	(190,986,946)
Class R2	(17,824,571)	(40,446,981)
Class R3	(6,648,447)	(11,941,266)
Class R6	(315,525,286)	(419,727,421)

Total distributions to shareholders	(1,187,888,936)	(1,968,492,584)

Capital share transactions:
Net proceeds from sale of shares	1,491,249,194	2,510,739,822
Net asset value of shares issued to shareholders in reinvestment of distributions	1,090,257,172	1,806,158,715
Cost of shares redeemed	(2,118,460,103)	(4,066,296,731)

Increase (decrease) in net assets derived from capital share transactions	463,046,263	250,601,806

Net increase (decrease) in net assets	46,341,972	88,770,780

Net Assets
Beginning of period	11,639,391,549	11,550,620,769

End of period	$11,685,733,521	$11,639,391,549

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$9.59		$9.95	$10.41	$9.17	$10.68	$10.91

Net investment income (loss) (a)	(0.01)		(0.02)	(0.02)	(0.01)	(0.01)	(0.02)

Net realized and unrealized gain (loss) on investments	0.62		1.48	1.12	2.31	(0.23)	0.85

Total from investment operations	0.61		1.46	1.10	2.30	(0.24)	0.83

Less distributions:

From net investment income	—		—	(0.00)‡	—	—	—

From net realized gain on investments	(1.06)		(1.82)	(1.56)	(1.06)	(1.27)	(1.06)

Total distributions	(1.06)		(1.82)	(1.56)	(1.06)	(1.27)	(1.06)

Net asset value at end of period	$9.14		$9.59	$9.95	$10.41	$9.17	$10.68

Total investment return (b)	6.78%		17.05%	12.36%	28.54%	(2.44%)	8.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.17	%)††	(0.20%)	(0.21%)	(0.15%)	(0.13%)	(0.23%)

Net expenses (c)	0.98	% ††	0.99%	0.97%	1.00%	0.99%	0.99%

Expenses (before waiver/reimbursement)(c)	0.98	% ††	0.99%	0.98%	1.00%	1.00%	0.99%

Portfolio turnover rate	28%		54%	52%	61%	84%	66%

Net assets at end of period (in 000’s)	$1,039,384		$1,008,608	$1,092,962	$960,123	$882,021	$1,202,852

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$9.42		$9.81	$10.30	$9.09	$10.61	$10.84

Net investment income (loss) (a)	(0.01)		(0.03)	(0.03)	(0.02)	(0.02)	(0.03)

Net realized and unrealized gain (loss) on investments	0.61		1.46	1.10	2.29	(0.23)	0.86

Total from investment operations	0.60		1.43	1.07	2.27	(0.25)	0.83

Less distributions:

From net realized gain on investments	(1.06)		(1.82)	(1.56)	(1.06)	(1.27)	(1.06)

Net asset value at end of period	$8.96		$9.42	$9.81	$10.30	$9.09	$10.61

Total investment return (b)	6.79%		16.96%	12.19%	28.45%	(2.57%)	8.16%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.30	%)††	(0.31%)	(0.30%)	(0.19%)	(0.19%)	(0.28%)

Net expenses (c)	1.12	% ††	1.09%	1.06%	1.07%	1.05%	1.04%

Expenses (before waiver/reimbursement)(c)	1.12	% ††	1.10%	1.07%	1.07%	1.06%	1.04%

Portfolio turnover rate	28%		54%	52%	61%	84%	66%

Net assets at end of period (in 000’s)	$110,986		$109,236	$103,987	$108,078	$167,631	$180,154

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay Winslow Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018		2017	2016	2015

Net asset value at beginning of period	$7.55		$8.26	$8.98		$8.11	$9.67	$10.04

Net investment income (loss) (a)	(0.04)		(0.08)	(0.09)		(0.08)	(0.08)	(0.10)

Net realized and unrealized gain (loss) on investments	0.48		1.19	0.93		2.01	(0.21)	0.79

Total from investment operations	0.44		1.11	0.84		1.93	(0.29)	0.69

Less distributions:

From net realized gain on investments	(1.06)		(1.82)	(1.56)		(1.06)	(1.27)	(1.06)

Net asset value at end of period	$6.93		$7.55	$8.26		$8.98	$8.11	$9.67

Total investment return (b)	6.29%		15.96%	11.28	%(c)	27.61%	(3.32%)	7.34%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.04	%)††	(1.05%)	(1.04%)		(0.96%)	(0.94%)	(1.03%)

Net expenses (d)	1.87	% ††	1.84%	1.81%		1.82%	1.80%	1.79%

Expenses (before waiver/reimbursement)(d)	1.87	% ††	1.85%	1.82%		1.82%	1.81%	1.79%

Portfolio turnover rate	28%		54%	52%		61%	84%	66%

Net assets at end of period (in 000’s)	$18,607		$21,015	$25,685		$31,793	$36,549	$47,779

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$7.53		$8.25	$8.96	$8.10	$9.66	$10.03

Net investment income (loss) (a)	(0.04)		(0.07)	(0.09)	(0.08)	(0.08)	(0.10)

Net realized and unrealized gain (loss) on investments	0.49		1.17	0.94	2.00	(0.21)	0.79

Total from investment operations	0.45		1.10	0.85	1.92	(0.29)	0.69

Less distributions:

From net realized gain on investments	(1.06)		(1.82)	(1.56)	(1.06)	(1.27)	(1.06)

Net asset value at end of period	$6.92		$7.53	$8.25	$8.96	$8.10	$9.66

Total investment return (b)	6.46%		15.97%	11.42%	27.51%	(3.31%)	7.35%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.05	%)††	(1.04%)	(1.05%)	(0.96%)	(0.94%)	(1.04%)

Net expenses (c)	1.87	% ††	1.84%	1.81%	1.82%	1.80%	1.79%

Expenses (before waiver/reimbursement)(c)	1.87	% ††	1.85%	1.82%	1.82%	1.81%	1.79%

Portfolio turnover rate	28%		54%	52%	61%	84%	66%

Net assets at end of period (in 000’s)	$119,126		$131,945	$197,231	$229,283	$306,409	$408,078

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018		2017	2016	2015

Net asset value at beginning of period	$10.49		$10.69	$11.06		$9.65	$11.15	$11.32

Net investment income (loss) (a)	0.00	‡	0.00 ‡	0.00	‡	0.01	0.01	0.00 ‡

Net realized and unrealized gain (loss) on investments	0.69		1.62	1.20		2.46	(0.24)	0.89

Total from investment operations	0.69		1.62	1.20		2.47	(0.23)	0.89

Less distributions:

From net investment income	—		—	(0.01)		—	—	—

From net realized gain on investments	(1.06)		(1.82)	(1.56)		(1.06)	(1.27)	(1.06)

Total distributions	(1.06)		(1.82)	(1.57)		(1.06)	(1.27)	(1.06)

Net asset value at end of period	$10.12		$10.49	$10.69		$11.06	$9.65	$11.15

Total investment return (b)	6.97%		17.29%	12.54	%(c)	28.92%	(2.23%)	8.36%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.08	%††	0.05%	0.04%		0.12%	0.12%	0.02%

Net expenses (d)	0.73	%††	0.74%	0.72%		0.75%	0.74%	0.74%

Expenses (before waiver/reimbursement)(d)	0.73	%††	0.74%	0.73%		0.75%	0.75%	0.74%

Portfolio turnover rate	28%		54%	52%		61%	84%	66%

Net assets at end of period (in 000’s)	$6,036,509		$6,080,320	$6,275,780		$6,752,754	$8,994,997	$12,150,253

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class R1	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$10.17		$10.43	$10.83	$9.48	$10.99	$11.17

Net investment income (loss) (a)	(0.00	)‡	(0.00)‡	(0.01)	0.00 ‡	0.00 ‡	(0.01)

Net realized and unrealized gain (loss) on investments	0.66		1.56	1.17	2.41	(0.24)	0.89

Total from investment operations	0.66		1.56	1.16	2.41	(0.24)	0.88

Less distributions:

From net realized gain on investments	(1.06)		(1.82)	(1.56)	(1.06)	(1.27)	(1.06)

Net asset value at end of period	$9.77		$10.17	$10.43	$10.83	$9.48	$10.99

Total investment return (b)	6.89%		17.25%	12.46%	28.79%	(2.37%)	8.39%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.01	%)††	(0.04%)	(0.06%)	0.01%	0.02%	(0.08%)

Net expenses (c)	0.83	% ††	0.84%	0.82%	0.85%	0.84%	0.84%

Expenses (before waiver/reimbursement)(c)	0.83	% ††	0.84%	0.83%	0.85%	0.85%	0.84%

Portfolio turnover rate	28%		54%	52%	61%	84%	66%

Net assets at end of period (in 000’s)	$811,245		$919,236	$1,102,423	$1,596,638	$1,636,560	$1,952,248

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Winslow Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R2	2020*		2019	2018		2017	2016	2015

Net asset value at beginning of period	$9.53		$9.90	$10.38		$9.15	$10.68	$10.92

Net investment income (loss) (a)	(0.01)		(0.03)	(0.03)		(0.02)	(0.02)	(0.03)

Net realized and unrealized gain (loss) on investments	0.61		1.48	1.11		2.31	(0.24)	0.85

Total from investment operations	0.60		1.45	1.08		2.29	(0.26)	0.82

Less distributions:

From net realized gain on investments	(1.06)		(1.82)	(1.56)		(1.06)	(1.27)	(1.06)

Net asset value at end of period	$9.07		$9.53	$9.90		$10.38	$9.15	$10.68

Total investment return (b)	6.70%		16.89%	12.17	%(c)	28.49%	(2.66%)	8.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.26	%)††	(0.29%)	(0.31%)		(0.24%)	(0.23%)	(0.32%)

Net expenses (d)	1.08	% ††	1.09%	1.07%		1.10%	1.09%	1.09%

Expenses (before waiver/reimbursement)(d)	1.08	% ††	1.09%	1.08%		1.10%	1.10%	1.09%

Portfolio turnover rate	28%		54%	52%		61%	84%	66%

Net assets at end of period (in 000’s)	$146,463		$163,288	$227,298		$303,192	$391,535	$674,630

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class R3	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$8.93		$9.41	$9.96	$8.85	$10.39	$10.67

Net investment income (loss) (a)	(0.02)		(0.05)	(0.05)	(0.04)	(0.04)	(0.06)

Net realized and unrealized gain (loss) on investments	0.57		1.39	1.06	2.21	(0.23)	0.84

Total from investment operations	0.55		1.34	1.01	2.17	(0.27)	0.78

Less distributions:

From net realized gain on investments	(1.06)		(1.82)	(1.56)	(1.06)	(1.27)	(1.06)

Net asset value at end of period	$8.42		$8.93	$9.41	$9.96	$8.85	$10.39

Total investment return (b)	6.58%		16.69%	11.97%	28.05%	(2.83%)	7.79%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.51	%)††	(0.55%)	(0.55%)	(0.49%)	(0.48%)	(0.57%)

Net expenses (c)	1.33	% ††	1.34%	1.32%	1.35%	1.34%	1.34%

Expenses (before reimbursement/waiver)(c)	1.33	% ††	1.34%	1.33%	1.35%	1.35%	1.34%

Portfolio turnover rate	28%		54%	52%	61%	84%	66%

Net assets at end of period (in 000’s)	$52,568		$57,283	$61,850	$78,634	$87,060	$114,118

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R6	2020*	2019	2018	2017	2016	2015

Net asset value at beginning of period	$10.58	$10.76	$11.12	$9.69	$11.18	$11.33

Net investment income (loss) (a)	0.01	0.01	0.01	0.02	0.02	0.01

Net realized and unrealized gain (loss) on investments	0.69	1.63	1.21	2.47	(0.24)	0.90

Total from investment operations	0.70	1.64	1.22	2.49	(0.22)	0.91

Less distributions:

From net investment income	(0.01)	—	(0.02)	—	—	—

From net realized gain on investments	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)	(1.06)

Total distributions	(1.07)	(1.82)	(1.58)	(1.06)	(1.27)	(1.06)

Net asset value at end of period	$10.21	$10.58	$10.76	$11.12	$9.69	$11.18

Total investment return (b)	6.98%	17.49%	12.72%	29.02%	(2.12%)	8.55%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.17%††	0.13%	0.13%	0.21%	0.23%	0.11%

Net expenses (c)	0.64%††	0.64%	0.63%	0.63%	0.62%	0.62%

Expenses (before waiver/reimbursement)(c)	0.64%††	0.64%	0.64%	0.63%	0.63%	0.62%

Portfolio turnover rate	28%	54%	52%	61%	84%	66%

Net assets at end of period (in 000’s)	$3,350,846	$3,148,459	$2,463,405	$2,122,217	$1,693,868	$1,311,034

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Winslow Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Winslow Large Cap Growth Fund (formerly known as MainStay Large Cap Growth Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on June 17, 2013.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such

21

Notes to Financial Statements (Unaudited) (continued)

methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method

22	MainStay Winslow Large Cap Growth Fund

involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund did not have any portfolio securities on loan.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s

23

Notes to Financial Statements (Unaudited) (continued)

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion. During the six-month period ended April 30, 2020, the effective management fee rate was 0.62%, exclusive of any applicable waivers/reimbursements.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until February 28, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1 shares do not exceed 0.95% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $36,005,468 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $105,460 and paid the Subadvisor in the amount of $14,002,493.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

24	MainStay Winslow Large Cap Growth Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$425,723
Class R2	78,152
Class R3	27,062

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $108,332 and $42,523, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2020, of $7,461, $71, $5,301 and $5,898, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has

entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$486,252	$—
Investor Class	123,670	—
Class B	22,826	—
Class C	145,180	—
Class I	2,798,624	—
Class R1	396,361	—
Class R2	72,762	—
Class R3	25,203	—
Class R6	64,987	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$35,343	$1,423,378	$(1,376,978)	$—	$—	$81,743	$390	$—	81,743

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$6,166,238,261	$5,569,508,306	$(49,789,929)	$5,519,718,377

25

Notes to Financial Statements (Unaudited) (continued)

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$18,825,573
Long-Term Capital Gain	1,949,667,011
Total	$1,968,492,584

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $3,170,363 and $3,928,737, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	16,983,420	$151,564,212
Shares issued to shareholders in reinvestment of distributions	10,490,199	92,418,650
Shares redeemed	(19,916,082)	(176,106,831)

Net increase (decrease) in shares outstanding before conversion	7,557,537	67,876,031
Shares converted into Class A (See Note 1)	1,127,341	9,929,282
Shares converted from Class A (See Note 1)	(169,533)	(1,401,086)

Net increase (decrease)	8,515,345	$76,404,227

Year ended October 31, 2019:
Shares sold	29,353,059	$268,426,134
Shares issued to shareholders in reinvestment of distributions	20,331,404	172,410,314
Shares redeemed	(55,548,829)	(472,290,215)

Net increase (decrease) in shares outstanding before conversion	(5,864,366)	(31,453,767)
Shares converted into Class A (See Note 1)	1,705,566	15,553,995
Shares converted from Class A (See Note 1)	(536,402)	(4,840,292)

Net increase (decrease)	(4,695,202)	$(20,740,064)

Investor Class	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	1,660,409	$14,535,844
Shares issued to shareholders in reinvestment of distributions	1,389,526	12,005,506
Shares redeemed	(1,434,577)	(12,692,646)

Net increase (decrease) in shares outstanding before conversion	1,615,358	13,848,704
Shares converted into Investor Class (See Note 1)	122,373	1,048,987
Shares converted from Investor Class (See Note 1)	(949,266)	(8,224,356)

Net increase (decrease)	788,465	$6,673,335

Year ended October 31, 2019:
Shares sold	3,830,144	$34,793,099
Shares issued to shareholders in reinvestment of distributions	2,314,791	19,305,358
Shares redeemed	(4,639,102)	(42,517,572)

Net increase (decrease) in shares outstanding before conversion	1,505,833	11,580,885
Shares converted into Investor Class (See Note 1)	523,941	4,642,395
Shares converted from Investor Class (See Note 1)	(1,032,429)	(9,357,385)

Net increase (decrease)	997,345	$6,865,895

26	MainStay Winslow Large Cap Growth Fund

Class B	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	99,466	$646,866
Shares issued to shareholders in reinvestment of distributions	419,160	2,812,565
Shares redeemed	(354,431)	(2,406,730)

Net increase (decrease) in shares outstanding before conversion	164,195	1,052,701
Shares converted from Class B (See Note 1)	(263,704)	(1,727,047)

Net increase (decrease)	(99,509)	$(674,346)

Year ended October 31, 2019:
Shares sold	1,028,282	$7,641,188
Shares issued to shareholders in reinvestment of distributions	790,046	5,317,008
Shares redeemed	(1,621,167)	(11,932,161)

Net increase (decrease) in shares outstanding before conversion	197,161	1,026,035
Shares converted from Class B (See Note 1)	(522,415)	(3,658,594)

Net increase (decrease)	(325,254)	$(2,632,559)

Class C	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	2,259,355	$15,152,855
Shares issued to shareholders in reinvestment of distributions	1,763,435	11,797,381
Shares redeemed	(4,201,510)	(28,517,482)

Net increase (decrease) in shares outstanding before conversion	(178,720)	(1,567,246)
Shares converted from Class C (See Note 1)	(109,471)	(743,153)

Net increase (decrease)	(288,191)	$(2,310,399)

Year ended October 31, 2019:
Shares sold	5,117,693	$35,118,258
Shares issued to shareholders in reinvestment of distributions	4,192,160	28,171,313
Shares redeemed	(15,033,369)	(106,518,704)

Net increase (decrease) in shares outstanding before conversion	(5,723,516)	(43,229,133)
Shares converted from Class C (See Note 1)	(678,697)	(4,791,685)

Net increase (decrease)	(6,402,213)	$(48,020,818)

Class I	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	75,842,435	$745,007,540
Shares issued to shareholders in reinvestment of distributions	56,071,825	546,139,579
Shares redeemed	(114,949,051)	(1,127,653,850)

Net increase in shares outstanding before conversion	16,965,209	163,493,269
Shares converted into Class I (See Note 1)	123,431	1,117,373
Shares converted from Class I (See Note 1)	(60,493)	(638,811)

Net increase (decrease)	17,028,147	$163,971,831

Year ended October 31, 2019:
Shares sold	107,314,262	$1,046,676,942
Shares issued to shareholders in reinvestment of distributions	101,104,248	936,225,334
Shares redeemed	(210,936,037)	(2,057,495,143)

Net increase (decrease) in shares outstanding before conversion	(2,517,527)	(74,592,867)
Shares converted into Class I (See Note 1)	264,091	2,538,508
Shares converted from Class I (See Note 1)	(5,018,712)	(47,690,432)

Net increase (decrease)	(7,272,148)	$(119,744,791)

Class R1	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	9,064,699	$86,290,667
Shares issued to shareholders in reinvestment of distributions	10,052,287	94,592,017
Shares redeemed	(26,472,945)	(255,955,689)

Net increase (decrease)	(7,355,959)	$(75,073,005)

Year ended October 31, 2019:
Shares sold	13,776,879	$131,313,852
Shares issued to shareholders in reinvestment of distributions	21,267,138	190,978,900
Shares redeemed	(50,343,112)	(459,758,100)

Net increase (decrease) in shares outstanding before conversion	(15,299,095)	(137,465,348)
Shares converted from Class R1 (See Note 1)	(8,876)	(86,942)

Net increase (decrease)	(15,307,971)	$(137,552,290)

Class R2	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	2,052,822	$18,201,690
Shares issued to shareholders in reinvestment of distributions	1,377,180	12,050,324
Shares redeemed	(4,424,046)	(39,874,007)

Net increase (decrease)	(994,044)	$(9,621,993)

Year ended October 31, 2019:
Shares sold	5,658,840	$49,861,139
Shares issued to shareholders in reinvestment of distributions	3,133,404	26,445,932
Shares redeemed	(14,608,830)	(132,155,213)

Net increase (decrease)	(5,816,586)	$(55,848,142)

27

Notes to Financial Statements (Unaudited) (continued)

Class R3	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	628,527	$5,155,228
Shares issued to shareholders in reinvestment of distributions	761,865	6,193,958
Shares redeemed	(1,564,482)	(13,004,795)

Net increase (decrease)	(174,090)	$(1,655,609)

Year ended October 31, 2019:
Shares sold	1,243,682	$10,656,909
Shares issued to shareholders in reinvestment of distributions	1,368,016	10,834,685
Shares redeemed	(2,768,367)	(23,244,763)

Net increase (decrease)	(156,669)	$(1,753,169)

Class R6	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	45,381,908	$454,694,292
Shares issued to shareholders in reinvestment of distributions	31,764,719	312,247,192
Shares redeemed	(46,608,657)	(462,248,073)

Net increase (decrease) in shares outstanding before conversion	30,537,970	304,693,411
Shares converted into Class R6 (See Note 1)	59,982	638,811

Net increase (decrease)	30,597,952	$305,332,222

Year ended October 31, 2019:
Shares sold	96,897,227	$926,252,301
Shares issued to shareholders in reinvestment of distributions	44,637,714	416,469,871
Shares redeemed	(77,804,055)	(760,384,860)

Net increase (decrease) in shares outstanding before conversion	63,730,886	582,337,312
Shares converted into Class R6 (See Note 1)	4,982,451	47,690,432

Net increase (decrease)	68,713,337	$630,027,744

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

28	MainStay Winslow Large Cap Growth Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Large Cap Growth Fund (now known as the MainStay Winslow Large Cap Growth Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Winslow Capital in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Winslow Capital that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Winslow Capital in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Winslow Capital personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Winslow Capital; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Winslow Capital. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Winslow Capital. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Winslow Capital resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and Winslow Capital

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Winslow Capital, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Winslow Capital and ongoing analysis of, and interactions with, Winslow Capital with respect to, among other things, the Fund’s investment performance and risks as well as Winslow Capital’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.

The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that Winslow Capital provides to the Fund. The Board evaluated Winslow Capital’s experience in serving as subadvisor to the Fund and advising other portfolios and Winslow Capital’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital, and New York Life Investments’ and Winslow Capital’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and Winslow Capital believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Winslow Capital. The Board reviewed Winslow Capital’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

30	MainStay Winslow Large Cap Growth Fund

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Winslow Capital as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital

The Board considered information provided by New York Life Investments and Winslow Capital with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Fund. Although the Board did not receive specific profitability information from Winslow Capital, the Board considered that the subadvisory fee paid by New York Life Investments to Winslow Capital for services provided to the Fund was the result of arm’s-length negotiations by New York Life Investments. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Winslow Capital and profits realized by New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Winslow Capital and acknowledged that New York Life Investments and Winslow Capital must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by

New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and Winslow Capital and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Winslow Capital, the Board considered that any profits realized by Winslow Capital due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital, acknowledging that any such profits are based on the subadvisory fee paid to Winslow Capital by New York Life Investments, not the Fund.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Winslow Capital is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

32	MainStay Winslow Large Cap Growth Fund

Discussion of the Operation and Effectiveness of the Fund’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

34	MainStay Winslow Large Cap Growth Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737112 MS086-20	MSLG10-06/20 (NYLIM) NL221

MainStay MacKay Common Stock Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	–9.83 –4.58%	–8.36 –3.03%	5.46 6.66%	9.74 10.37%	0.97 0.97%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–10.00 –4.76	–8.64 –3.33	5.18 6.38	9.36 9.98	1.27 1.27
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	–9.59 –5.10	–8.57 –4.03	5.27 5.60	9.17 9.17	2.02 2.02
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–6.00 –5.10	–4.94 –4.04	5.59 5.59	9.16 9.16	2.02 2.02
Class I Shares	No Sales Charge		12/28/2004	–4.48	–2.81	6.93	10.64	0.72
Class R3 Shares	No Sales Charge		2/29/2016	–4.76	–3.40	9.54	N/A	1.32

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[4]	–3.16%	0.86%	9.12%	11.69%
Russell 1000® Index[5]	–3.56	0.09	8.74	11.57
Morningstar Large Blend Category Average[6]	–5.93	–2.85	6.81	9.96

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Russell 1000® Index is the Fund’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest companies based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$954.20	$4.76	$1,019.99	$4.92	0.98%

Investor Class Shares	$1,000.00	$952.40	$6.26	$1,018.45	$6.47	1.29%

Class B Shares	$1,000.00	$949.00	$9.89	$1,014.72	$10.22	2.04%

Class C Shares	$1,000.00	$949.00	$9.89	$1,014.72	$10.22	2.04%

Class I Shares	$1,000.00	$955.20	$3.55	$1,021.23	$3.67	0.73%

Class R3 Shares	$1,000.00	$952.40	$6.46	$1,018.25	$6.67	1.33%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2020 (Unaudited)

Software	9.5%

Technology Hardware, Storage & Peripherals	6.3

Interactive Media & Services	6.2

Health Care Providers & Services	5.9

Internet & Direct Marketing Retail	5.7

Semiconductors & Semiconductor Equipment	5.6

Pharmaceuticals	5.2

Biotechnology	5.1

IT Services	5.0

Aerospace & Defense	3.2

Banks	3.2

Equity Real Estate Investment Trusts	3.2

Specialty Retail	2.8

Capital Markets	2.7

Food & Staples Retailing	2.4

Electric Utilities	1.9

Oil, Gas & Consumable Fuels	1.9

Entertainment	1.7

Household Products	1.7

Electronic Equipment, Instruments & Components	1.5

Exchange-Traded Fund	1.4

Hotels, Restaurants & Leisure	1.4

Insurance	1.4

Diversified Financial Services	1.3

Media	1.3

Health Care Equipment & Supplies	1.1

Multiline Retail	1.1%

Consumer Finance	0.9

Beverages	0.8

Chemicals	0.8

Diversified Telecommunication Services	0.8

Metals & Mining	0.8

Professional Services	0.8

Food Products	0.7

Tobacco	0.7

Distributors	0.6

Household Durables	0.6

Building Products	0.5

Multi-Utilities	0.4

Electrical Equipment	0.3

Life Sciences Tools & Services	0.3

Textiles, Apparel & Luxury Goods	0.3

Commercial Services & Supplies	0.2

Independent Power & Renewable Electricity Producers	0.2

Machinery	0.2

Road & Rail	0.2

Communications Equipment	0.1

Industrial Conglomerates	0.1

Short-Term Investment	0.0	‡

Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2020 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	Johnson & Johnson

7.	UnitedHealth Group, Inc.

8.	Procter & Gamble Co.

9.	Intel Corp.

10.	JPMorgan Chase & Co.

8	MainStay MacKay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Common Stock Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay Common Stock Fund returned –4.48%, underperforming the –3.16% return of the Fund’s primary benchmark, the S&P 500® Index, and the –3.56% return of the Fund’s secondary benchmark, the Russell 1000® Index. Over the same period, Class I shares outperformed the –5.93% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the COVID-19 pandemic sent global equity markets into a steep correction in March 2020, amid unprecedented levels of volatility. This investment climate was particularly unfavorable for value stocks, as investors favored growth before and after the market sell-off. However, momentum signals, which capture market trends, performed well during the reporting period by capturing the market’s prevailing growth theme, thus mitigating some of the unfavorable investment climate for value stocks. Quality also showed strength, especially during the market downturn. The Fund’s sector positioning relative to the S&P 500® Index, which favored information technology while underweighting the industrials and energy sectors, further mitigated the Fund’s underperformance relative to the Index during the market’s post-downturn recovery.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The COVID-19 pandemic ended the longest bull market in U.S. history, and injected extreme volatility and high levels of correlation into global capital markets. Equity markets bottomed during the fourth week of March 2020, and went on to rebound strongly in April, as unprecedented policy responses from global central banks and governments helped stabilize markets. Energy stocks were subject to even greater extremes, with West Texas Intermediate crude oil prices falling into negative territory, followed by a dramatic recovery. While the overall level of liquidity diminished as volatility spiked during the market downturn, liquidity improved in April as markets rebounded. This transitory liquidity episode, to be expected during a time of market turmoil, did not materially impact Fund performance given the Fund’s broad diversification and management’s awareness of risk. Execution costs were higher than the historical average due to the uncertainties that faced investors, leading us to pay special attention to the Fund’s implementation costs and other changes to the market liquidity landscape.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index came from the health care, energy and financials sectors. (Contributions take weightings and total returns into account.) During the same period, the weakest contributors to relative performance were the consumer discretionary, consumer staples and technology sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included Internet & direct marketing retailer Amazon.com, systems software developer Microsoft and technology hardware, storage & peripherals maker Apple. The stocks that detracted most significantly from the Fund’s absolute performance during the same period were diversified financial institution JPMorgan Chase, hotels, resorts & cruise line operator Norwegian Cruise Line and consumer finance company Synchrony Financial.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund’s largest initial purchase was in health care plan provider Humana, while its largest increased position was in Amazon.com, mentioned above. During the same period, the Fund sold its full position in semiconductor maker Micron Technology, while its most significantly reduced position size was in integrated oil & gas company Chevron.

How did the Fund’s sector and/or country weightings change during the reporting period?

The Fund’s largest increases in sector exposures relative to the S&P 500® Index were in the health care and materials sectors. Conversely, the Fund’s largest decreases in benchmark-relative sector exposures were in financials and energy.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held its largest overweight exposures relative to the S&P 500® Index to the information technology and health care sectors. As of the same date, the Fund held its most significantly underweight exposures to the industrials and energy sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value

Common Stocks 98.6%†
Aerospace & Defense 3.2%
Boeing Co.	3,534	$498,365
Huntington Ingalls Industries, Inc.	3,658	700,178
Lockheed Martin Corp.	4,257	1,656,228
Northrop Grumman Corp.	2,563	847,507
Raytheon Technologies Corp.	8,323	539,414
Textron, Inc.	38,121	1,004,869

		5,246,561

Banks 3.2%
Bank of America Corp.	85,355	2,052,788
East West Bancorp, Inc.	2,535	88,903
JPMorgan Chase & Co.	24,020	2,300,155
Signature Bank	7,449	798,384
Wells Fargo & Co.	346	10,051

		5,250,281

Beverages 0.8%
Coca-Cola Co.	19,937	914,909
PepsiCo., Inc.	2,814	372,264

		1,287,173

Biotechnology 5.1%
AbbVie, Inc.	14,449	1,187,708
Amgen, Inc.	8,145	1,948,447
Biogen, Inc. (a)	4,157	1,233,922
Exelixis, Inc. (a)	20,514	506,593
Gilead Sciences, Inc.	17,486	1,468,824
Incyte Corp. (a)	3,422	334,192
Regeneron Pharmaceuticals, Inc. (a)	2,087	1,097,512
United Therapeutics Corp. (a)	4,691	513,946

		8,291,144

Building Products 0.5%
Owens Corning	10,544	457,188
Trane Technologies PLC	4,294	375,381

		832,569

Capital Markets 2.7%
Ameriprise Financial, Inc.	6,819	783,776
Intercontinental Exchange, Inc.	13,782	1,232,800
Moody’s Corp.	2,966	723,407
S&P Global, Inc.	3,736	1,094,200
State Street Corp.	9,333	588,352

		4,422,535

Chemicals 0.8%
CF Industries Holdings, Inc.	14,492	398,530
Dow, Inc. (a)	5,082	186,459
DuPont de Nemours, Inc.	5,063	238,062
Sherwin-Williams Co.	794	425,878

		1,248,929

	Shares	Value

Commercial Services & Supplies 0.2%
Republic Services, Inc.	154	$12,064
Tetra Tech, Inc.	2,807	211,311
Waste Management, Inc.	944	94,419

		317,794

Communications Equipment 0.1%
Cisco Systems, Inc.	3,998	169,435

Consumer Finance 0.9%
American Express Co.	6,534	596,227
Synchrony Financial	42,606	843,173

		1,439,400

Distributors 0.6%
LKQ Corp. (a)	38,841	1,015,692

Diversified Financial Services 1.3%
Berkshire Hathaway, Inc., Class B (a)	11,586	2,170,753

Diversified Telecommunication Services 0.8%
AT&T, Inc.	20,654	629,328
Verizon Communications, Inc.	11,287	648,438

		1,277,766

Electric Utilities 1.9%
Entergy Corp.	4,651	444,217
Evergy, Inc.	13,199	771,218
FirstEnergy Corp.	4,469	184,436
NextEra Energy, Inc.	3,887	898,363
PPL Corp.	17,493	444,672
Southern Co.	6,973	395,578

		3,138,484

Electrical Equipment 0.3%
Acuity Brands, Inc.	3,220	278,820
Eaton Corp. PLC	2,349	196,141

		474,961

Electronic Equipment, Instruments & Components 1.5%
Arrow Electronics, Inc. (a)	9,907	623,348
Jabil, Inc.	32,456	923,049
SYNNEX Corp.	10,334	904,845

		2,451,242

Entertainment 1.7%
Electronic Arts, Inc. (a)	10,550	1,205,443
Netflix, Inc. (a)	650	272,902
Take-Two Interactive Software, Inc. (a)	8,513	1,030,499
Walt Disney Co.	2,224	240,526

		2,749,370

Equity Real Estate Investment Trusts 3.2%
American Tower Corp.	3,862	919,156
AvalonBay Communities, Inc.	586	95,489

10	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
Crown Castle International Corp.	4,161	$663,388
Digital Realty Trust, Inc.	3,295	492,570
Duke Realty Corp.	9,176	318,407
Equinix, Inc.	899	607,005
Equity Residential	3,253	211,640
Mid-America Apartment Communities, Inc.	673	75,322
Prologis, Inc.	7,415	661,641
Public Storage	2,041	378,503
SBA Communications Corp.	1,510	437,779
Weyerhaeuser Co.	16,934	370,347

		5,231,247

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	3,175	962,025
Kroger Co.	31,653	1,000,551
Walmart, Inc.	16,391	1,992,326

		3,954,902

Food Products 0.7%
Tyson Foods, Inc., Class A	17,780	1,105,738

Health Care Equipment & Supplies 1.1%
Abbott Laboratories	1,324	121,927
Align Technology, Inc. (a)	3,616	776,898
DENTSPLY SIRONA, Inc.	14,297	606,765
Hill-Rom Holdings, Inc.	2,282	256,702
Medtronic PLC	907	88,550

		1,850,842

Health Care Providers & Services 5.9%
AmerisourceBergen Corp.	7,098	636,407
Anthem, Inc.	5,592	1,569,842
Cardinal Health, Inc.	22,144	1,095,685
Cigna Corp. (a)	2,628	514,510
DaVita, Inc. (a)	12,577	993,709
Humana, Inc.	3,593	1,371,879
McKesson Corp.	4,271	603,279
UnitedHealth Group, Inc.	9,828	2,874,395

		9,659,706

Hotels, Restaurants & Leisure 1.4%
Darden Restaurants, Inc.	3,239	239,006
Domino’s Pizza, Inc.	2,671	966,715
Starbucks Corp.	3,623	277,993
Texas Roadhouse, Inc.	894	42,098
Yum! Brands, Inc.	8,845	764,473

		2,290,285

Household Durables 0.6%
NVR, Inc. (a)	104	322,400
PulteGroup, Inc.	23,035	651,199

		973,599

	Shares	Value

Household Products 1.7%
Procter & Gamble Co.	23,986	$2,827,230

Independent Power & Renewable Electricity Producers 0.2%
AES Corp.	23,819	315,602

Industrial Conglomerates 0.1%
Honeywell International, Inc.	1,464	207,742

Insurance 1.4%
Allstate Corp.	11,611	1,181,071
Marsh & McLennan Cos., Inc.	4,504	438,374
MetLife, Inc.	13,597	490,580
Prudential Financial, Inc.	867	54,075
Unum Group	10,981	191,618

		2,355,718

Interactive Media & Services 6.2%
Alphabet, Inc. (a)
Class A	2,050	2,760,735
Class C	2,101	2,833,535
Facebook, Inc., Class A (a)	21,640	4,429,924
TripAdvisor, Inc.	218	4,354

		10,028,548

Internet & Direct Marketing Retail 5.7%
Amazon.com, Inc. (a)	3,174	7,852,476
Booking Holdings, Inc. (a)	287	424,923
eBay, Inc.	9,178	365,560
Expedia Group, Inc.	8,004	568,124

		9,211,083

IT Services 5.0%
Akamai Technologies, Inc. (a)	2,388	233,331
CACI International, Inc., Class A (a)	4,235	1,059,343
DXC Technology Co.	35,527	644,105
Leidos Holdings, Inc.	11,032	1,090,072
Mastercard, Inc., Class A	6,587	1,811,227
MAXIMUS, Inc.	4,939	332,493
PayPal Holdings, Inc. (a)	7,861	966,903
Visa, Inc., Class A	11,384	2,034,549

		8,172,023

Life Sciences Tools & Services 0.3%
IQVIA Holdings, Inc. (a)	2,894	412,655
Thermo Fisher Scientific, Inc.	145	48,529

		461,184

Machinery 0.2%
Cummins, Inc.	1,577	257,839
Dover Corp.	163	15,265

		273,104

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Media 1.3%
Charter Communications, Inc., Class A (a)	3,025	$1,498,071
Comcast Corp., Class A	14,851	558,843

		2,056,914

Metals & Mining 0.8%
Newmont Corp.	21,885	1,301,720

Multi-Utilities 0.4%
CenterPoint Energy, Inc.	3,745	63,777
Consolidated Edison, Inc.	1,484	116,939
Dominion Energy, Inc.	6,468	498,877

		679,593

Multiline Retail 1.1%
Dollar General Corp.	2,345	411,078
Target Corp.	12,485	1,370,104

		1,781,182

Oil, Gas & Consumable Fuels 1.9%
Chevron Corp.	7,378	678,776
ConocoPhillips	3,789	159,517
Exxon Mobil Corp.	4,178	194,152
HollyFrontier Corp.	26,812	885,868
Kinder Morgan, Inc.	27,974	426,044
Valero Energy Corp.	12,914	818,102

		3,162,459

Pharmaceuticals 5.2%
Eli Lilly & Co.	2,252	348,249
Johnson & Johnson	23,931	3,590,607
Merck & Co., Inc.	18,539	1,470,884
Mylan N.V. (a)	59,529	998,302
Perrigo Co. PLC	16,815	896,240
Pfizer, Inc.	31,250	1,198,750

		8,503,032

Professional Services 0.8%
FTI Consulting, Inc. (a)	233	29,675
IHS Markit, Ltd.	2,020	135,946
ManpowerGroup, Inc.	14,641	1,086,948

		1,252,569

Road & Rail 0.2%
CSX Corp.	244	16,160
Union Pacific Corp.	1,858	296,890

		313,050

Semiconductors & Semiconductor Equipment 5.6%
Applied Materials, Inc.	23,115	1,148,353
Broadcom, Inc.	3,495	949,312
Intel Corp.	38,954	2,336,461
Lam Research Corp.	4,227	1,079,069
NVIDIA Corp.	2,239	654,415

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Qorvo, Inc. (a)	12,466	$1,222,042
QUALCOMM, Inc.	21,148	1,663,713

		9,053,365

Software 9.5%
Adobe, Inc. (a)	2,173	768,460
Autodesk, Inc. (a)	2,834	530,326
CDK Global, Inc.	2,888	113,441
Fortinet, Inc. (a)	10,579	1,139,781
Intuit, Inc.	1,844	497,530
Microsoft Corp.	55,822	10,003,861
NortonLifeLock, Inc.	54,149	1,151,749
Oracle Corp.	5,347	283,231
salesforce.com, Inc. (a)	5,873	951,132

		15,439,511

Specialty Retail 2.8%
Best Buy Co., Inc.	15,898	1,219,853
Home Depot, Inc.	7,412	1,629,380
Lowe’s Cos., Inc.	3,509	367,568
Murphy USA, Inc. (a)	5,612	599,362
O’Reilly Automotive, Inc. (a)	1,957	756,067

		4,572,230

Technology Hardware, Storage & Peripherals 6.3%
Apple, Inc.	31,271	9,187,420
HP, Inc.	59,390	921,139
Xerox Holdings Corp. (a)	3,568	65,258

		10,173,817

Textiles, Apparel & Luxury Goods 0.3%
NIKE, Inc., Class B	5,443	474,521

Tobacco 0.7%
Philip Morris International, Inc.	14,321	1,068,347

Total Common Stocks (Cost $142,228,607)		160,534,952

Exchange-Traded Fund 1.4%
SPDR S&P 500 ETF Trust	7,719	2,242,215

Total Exchange-Traded Fund (Cost $1,791,036)		2,242,215

12	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Short-Term Investment 0.0%‡
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 0.01% (b)	29,438	$29,438

Total Short-Term Investment (Cost $29,438)		29,438

Total Investments (Cost $144,049,081)	100.0%	162,806,605
Other Assets, Less Liabilities	(0.0)‡	(29,909)
Net Assets	100.0%	$162,776,696
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Current yield as of April 30, 2020.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$160,534,952	$—	$—	$160,534,952
Exchange-Traded Fund	2,242,215	—	—	2,242,215
Short-Term Investment
Affiliated Investment Company	29,438	—	—	29,438

Total Investments in Securities	$162,806,605	$—	$—	$162,806,605

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $144,019,643)	$162,777,167
Investment in affiliated investment company, at value (identified cost $29,438)	29,438
Receivables:
Fund shares sold	139,879
Dividends	81,717
Securities lending	483
Other assets	60,848

Total assets	163,089,532

Liabilities
Payables:
Fund shares redeemed	123,089
Manager (See Note 3)	71,196
Professional fees	33,307
Transfer agent (See Note 3)	28,799
NYLIFE Distributors (See Note 3)	24,062
Shareholder communication	22,061
Custodian	7,683
Trustees	397
Accrued expenses	2,242

Total liabilities	312,836

Net assets	$162,776,696

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$73,200
Additional paid-in capital	153,358,660

153,431,860
Total distributable earnings (loss)	9,344,836

Net assets	$162,776,696

Class A
Net assets applicable to outstanding shares	$57,682,247

Shares of beneficial interest outstanding	2,577,703

Net asset value per share outstanding	$22.38
Maximum sales charge (5.50% of offering price)	1.30

Maximum offering price per share outstanding	$23.68

Investor Class
Net assets applicable to outstanding shares	$15,282,900

Shares of beneficial interest outstanding	682,807

Net asset value per share outstanding	$22.38
Maximum sales charge (5.50% of offering price)	1.30

Maximum offering price per share outstanding	$23.68

Class B
Net assets applicable to outstanding shares	$3,874,090

Shares of beneficial interest outstanding	191,767

Net asset value and offering price per share outstanding	$20.20

Class C
Net assets applicable to outstanding shares	$8,615,524

Shares of beneficial interest outstanding	426,895

Net asset value and offering price per share outstanding	$20.18

Class I
Net assets applicable to outstanding shares	$77,105,740

Shares of beneficial interest outstanding	3,431,150

Net asset value and offering price per share outstanding	$22.47

Class R3
Net assets applicable to outstanding shares	$216,195

Shares of beneficial interest outstanding	9,712

Net asset value and offering price per share outstanding	$22.26

14	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated	$1,648,810
Securities lending	1,366
Dividends-affiliated	287

Total income	1,650,463

Expenses
Manager (See Note 3)	517,969
Distribution/Service—Class A (See Note 3)	78,254
Distribution/Service—Investor Class (See Note 3)	20,375
Distribution/Service—Class B (See Note 3)	21,669
Distribution/Service—Class C (See Note 3)	49,073
Distribution/Service—Class R3 (See Note 3)	584
Transfer agent (See Note 3)	88,360
Registration	55,434
Professional fees	33,347
Shareholder communication	14,868
Custodian	14,190
Trustees	2,401
Shareholder service (See Note 3)	117
Miscellaneous	8,244

Total expenses before waiver/reimbursement	904,885
Expense waiver/reimbursement from Manager (See Note 3)	(1,860)

Net expenses	903,025

Net investment income (loss)	747,438

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(9,324,136)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(792,988)

Net realized and unrealized gain (loss) on investments	(10,117,124)

Net increase (decrease) in net assets resulting from operations	$(9,369,686)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$747,438	$2,178,124
Net realized gain (loss) on investments	(9,324,136)	10,856,225
Net change in unrealized appreciation (depreciation) on investments	(792,988)	(457,951)

Net increase (decrease) in net assets resulting from operations	(9,369,686)	12,576,398

Distributions to shareholders:
Class A	(3,811,044)	(7,174,046)
Investor Class	(982,374)	(1,811,319)
Class B	(257,925)	(659,612)
Class C	(565,775)	(1,668,996)
Class I	(6,060,406)	(11,081,969)
Class R3	(13,142)	(14,964)

Total distributions to shareholders	(11,690,666)	(22,410,906)

Capital share transactions:
Net proceeds from sale of shares	9,462,274	66,241,784
Net asset value of shares issued to shareholders in reinvestment of distributions	11,515,981	21,959,979
Cost of shares redeemed	(31,952,492)	(83,441,713)

Increase (decrease) in net assets derived from capital share transactions	(10,974,237)	4,760,050

Net increase (decrease) in net assets	(32,034,589)	(5,074,458)

Net Assets
Beginning of period	194,811,285	199,885,743

End of period	$162,776,696	$194,811,285

16	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$24.92		$26.31	$24.56	$19.95	$20.20		$19.39

Net investment income (loss) (a)	0.09		0.26	0.24	0.23	0.25		0.20

Net realized and unrealized gain (loss) on investments	(1.14)		1.28	1.74	4.63	(0.28)		0.76

Total from investment operations	(1.05)		1.54	1.98	4.86	(0.03)		0.96

Less distributions:

From net investment income	(0.27)		(0.22)	(0.23)	(0.25)	(0.22)		(0.15)

From net realized gain on investments	(1.22)		(2.71)	—	—	—		—

Total distributions	(1.49)		(2.93)	(0.23)	(0.25)	(0.22)		(0.15)

Net asset value at end of period	$22.38		$24.92	$26.31	$24.56	$19.95		$20.20

Total investment return (b)	(4.58%)		6.80%	8.07%	24.59%	(0.13%)		4.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.76	% ††	1.08%	0.90%	1.05%	1.29	% (c)	1.01%

Net expenses (d)	0.98	% ††	0.97%	0.97%	0.96%	0.95	% (e)	0.96%

Portfolio turnover rate	83%		164%	137%	134%	164%		158%

Net assets at end of period (in 000’s)	$57,682		$63,814	$63,956	$53,909	$42,928		$52,985

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.28%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$24.90		$26.29	$24.53	$19.93	$20.19		$19.38

Net investment income (loss) (a)	0.05		0.20	0.18	0.18	0.21		0.16

Net realized and unrealized gain (loss) on investments	(1.14)		1.27	1.74	4.62	(0.29)		0.76

Total from investment operations	(1.09)		1.47	1.92	4.80	(0.08)		0.92

Less distributions:

From net investment income	(0.21)		(0.15)	(0.16)	(0.20)	(0.18)		(0.11)

From net realized gain on investments	(1.22)		(2.71)	—	—	—		—

Total distributions	(1.43)		(2.86)	(0.16)	(0.20)	(0.18)		(0.11)

Net asset value at end of period	$22.38		$24.90	$26.29	$24.53	$19.93		$20.19

Total investment return (b)	(4.76%)		6.51%	7.82%	24.25%	(0.39%)		4.77%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.46	% ††	0.82%	0.68%	0.83%	1.05	% (c)	0.82%

Net expenses (d)	1.29	% ††	1.23%	1.21%	1.22%	1.20	% (e)	1.17%

Expenses (before waiver/reimbursement) (d)	1.30	% ††	1.27%	1.23%	1.22%	1.20	% (e)	1.17%

Portfolio turnover rate	83%		164%	137%	134%	164%		158%

Net assets at end of period (in 000’s)	$15,283		$17,203	$16,580	$17,216	$21,880		$22,939

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.04%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.21%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$22.50		$24.04	$22.46	$18.25	$18.49		$17.81

Net investment income (loss) (a)	(0.03)		0.02	(0.02)	0.01	0.05		0.02

Net realized and unrealized gain (loss) on investments	(1.03)		1.15	1.60	4.24	(0.26)		0.69

Total from investment operations	(1.06)		1.17	1.58	4.25	(0.21)		0.71

Less distributions:

From net investment income	(0.02)		—	—	(0.04)	(0.03)		(0.03)

From net realized gain on investments	(1.22)		(2.71)	—	—	—		—

Total distributions	(1.24)		(2.71)	—	(0.04)	(0.03)		(0.03)

Net asset value at end of period	$20.20		$22.50	$24.04	$22.46	$18.25		$18.49

Total investment return (b)	(5.10%)		5.71%	7.03%	23.31%	(1.12%)		4.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.28	%)††	0.10%	(0.07%)	0.06%	0.30	% (c)	0.09%

Net expenses (d)	2.04	% ††	1.98%	1.96%	1.97%	1.95	% (e)	1.92%

Expenses (before waiver/reimbursement) (d)	2.05	% ††	2.02%	1.98%	1.97%	1.95	% (e)	1.92%

Portfolio turnover rate	83%		164%	137%	134%	164%		158%

Net assets at end of period (in 000’s)	$3,874		$4,718	$5,855	$6,635	$6,604		$6,816

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.29%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.96%.

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$22.48		$24.02	$22.45	$18.24	$18.48		$17.80

Net investment income (loss) (a)	(0.03)		0.02	(0.02)	0.01	0.06		0.01

Net realized and unrealized gain (loss) on investments	(1.03)		1.15	1.59	4.24	(0.27)		0.70

Total from investment operations	(1.06)		1.17	1.57	4.25	(0.21)		0.71

Less distributions:

From net investment income	(0.02)		—	—	(0.04)	(0.03)		(0.03)

From net realized gain on investments	(1.22)		(2.71)	—	—	—		—

Total distributions	(1.24)		(2.71)	—	(0.04)	(0.03)		(0.03)

Net asset value at end of period	$20.18		$22.48	$24.02	$22.45	$18.24		$18.48

Total investment return (b)	(5.10%)		5.72%	6.99%	23.33%	(1.12%)		4.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.29	%)††	0.10%	(0.08%)	0.06%	0.34	% (c)	0.06%

Net expenses (d)	2.04	% ††	1.98%	1.96%	1.97%	1.95	% (e)	1.92%

Expenses (before waiver/reimbursement) (d)	2.05	% ††	2.02%	1.98%	1.97%	1.95	% (e)	1.92%

Portfolio turnover rate	83%		164%	137%	134%	164%		158%

Net assets at end of period (in 000’s)	$8,616		$10,946	$14,964	$15,459	$16,509		$25,775

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.33%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.96%.

18	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$25.05		$26.44	$24.67	$20.04	$20.29		$19.45

Net investment income (loss) (a)	0.12		0.32	0.31	0.29	0.31		0.26

Net realized and unrealized gain (loss) on investments	(1.14)		1.28	1.74	4.65	(0.29)		0.76

Total from investment operations	(1.02)		1.60	2.05	4.94	0.02		1.02

Less distributions:

From net investment income	(0.34)		(0.28)	(0.28)	(0.31)	(0.27)		(0.18)

From net realized gain on investments	(1.22)		(2.71)	—	—	—		—

Total distributions	(1.56)		(2.99)	(0.28)	(0.31)	(0.27)		(0.18)

Net asset value at end of period	$22.47		$25.05	$26.44	$24.67	$20.04		$20.29

Total investment return (b)	(4.48%)		7.06%	8.36%	24.89%	0.12%		5.26%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.03	% ††	1.34%	1.16%	1.31%	1.55	%(c)	1.30%

Net expenses (d)	0.73	% ††	0.72%	0.71%	0.71%	0.70	%(e)	0.71%

Portfolio turnover rate	83%		164%	137%	134%	164%		158%

Net assets at end of period (in 000’s)	$77,106		$97,903	$98,395	$96,441	$87,774		$91,561

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.71%.

	Six months ended April 30,		Year ended October 31,			February 29, 2016^ through October 31,

Class R3	2020*		2019	2018	2017	2016

Net asset value at beginning of period	$24.77		$26.17	$24.48	$19.90	$18.44

Net investment income (loss) (a)	0.05		0.17	0.14	0.13	0.10

Net realized and unrealized gain (loss) on investments	(1.14)		1.28	1.73	4.65	1.36

Total from investment operations	(1.09)		1.45	1.87	4.78	1.46

Less distributions:

From net investment income	(0.20)		(0.14)	(0.18)	(0.20)	—

From net realized gain on investments	(1.22)		(2.71)	—	—	—

Total distributions	(1.42)		(2.85)	(0.18)	(0.20)	—

Net asset value at end of period	$22.26		$24.77	$26.17	$24.48	$19.90

Total investment return (b)	(4.76%)		6.42%	7.66%	24.17%	7.92	%(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.41	% ††	0.70%	0.52%	0.60%	0.74	%††(d)

Net expenses (e)	1.33	% ††	1.32%	1.32%	1.31%	1.31	%††(f)

Portfolio turnover rate	83%		164%	137%	134%	164%

Net assets at end of period (in 000’s)	$216		$227	$137	$86	$29

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.73%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.32%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Common Stock Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R2 shares were registered for sale effective as of December 14, 2007. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2020, Class R2 and Class R6 shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Class R2 and Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased.

Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

20	MainStay MacKay Common Stock Fund

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

21

Notes to Financial Statements (Unaudited) (continued)

security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund did not have any portfolio securities on loan.

22	MainStay MacKay Common Stock Fund

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the six-month period ended April 30, 2020, the effective management fee rate was 0.55%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $517,969 and waived its fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $1,860 and paid the Subadvisor in the amount of $258,055.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or

23

Notes to Financial Statements (Unaudited) (continued)

independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R3	$117

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $5,866 and $3,989, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2020, of $203, $1,775 and $206, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$13,180	$—
Investor Class	29,541	(1,016)
Class B	7,836	(251)
Class C	17,768	(593)
Class I	19,986	—
Class R3	49	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income		Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$30	$5,157	$(5,158)	$—	$—	$29	$0	(a)	$—	29

(a)	Less than $500.

(G)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$36,552	16.9%

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$144,794,483	$26,408,248	$(8,396,126)	$18,012,122

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Distributions paid from:
Ordinary Income	$8,124,295
Long-Term Capital Gain	14,286,611
Total	$22,410,906

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

24	MainStay MacKay Common Stock Fund

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $154,675 and $176,587, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	184,199	$4,187,545
Shares issued to shareholders in reinvestment of distributions	157,411	3,758,985
Shares redeemed	(370,761)	(8,312,157)

Net increase (decrease) in shares outstanding before conversion	(29,151)	(365,627)
Shares converted into Class A (See Note 1)	48,996	1,181,744
Shares converted from Class A (See Note 1)	(3,283)	(70,884)

Net increase (decrease)	16,562	$745,233

Year ended October 31, 2019:
Shares sold	634,867	$15,446,282
Shares issued to shareholders in reinvestment of distributions	308,961	7,090,652
Shares redeemed	(864,519)	(20,741,150)

Net increase (decrease) in shares outstanding before conversion	79,309	1,795,784
Shares converted into Class A (See Note 1)	77,193	1,826,016
Shares converted from Class A (See Note 1)	(25,769)	(619,768)

Net increase (decrease)	130,733	$3,002,032

Investor Class	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	33,722	$781,774
Shares issued to shareholders in reinvestment of distributions	41,040	981,666
Shares redeemed	(53,255)	(1,232,393)

Net increase (decrease) in shares outstanding before conversion	21,507	531,047
Shares converted into Investor Class (See Note 1)	9,567	213,476
Shares converted from Investor Class (See Note 1)	(39,233)	(961,841)

Net increase (decrease)	(8,159)	$(217,318)

Year ended October 31, 2019:
Shares sold	208,041	$5,077,628
Shares issued to shareholders in reinvestment of distributions	78,698	1,809,263
Shares redeemed	(217,777)	(5,309,122)

Net increase (decrease) in shares outstanding before conversion	68,962	1,577,769
Shares converted into Investor Class (See Note 1)	47,135	1,116,052
Shares converted from Investor Class (See Note 1)	(55,763)	(1,323,068)

Net increase (decrease)	60,334	$1,370,753

25

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	7,042	$133,736
Shares issued to shareholders in reinvestment of distributions	11,381	246,389
Shares redeemed	(19,502)	(405,031)

Net increase (decrease) in shares outstanding before conversion	(1,079)	(24,906)
Shares converted from Class B (See Note 1)	(16,876)	(346,575)

Net increase (decrease)	(17,955)	$(371,481)

Year ended October 31, 2019:
Shares sold	75,506	$1,687,776
Shares issued to shareholders in reinvestment of distributions	30,000	627,606
Shares redeemed	(111,007)	(2,443,239)

Net increase (decrease) in shares outstanding before conversion	(5,501)	(127,857)
Shares converted from Class B (See Note 1)	(28,333)	(600,229)

Net increase (decrease)	(33,834)	$(728,086)

Class C	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	23,719	$438,698
Shares issued to shareholders in reinvestment of distributions	21,541	465,937
Shares redeemed	(104,533)	(2,214,298)

Net increase (decrease) in shares outstanding before conversion	(59,273)	(1,309,663)
Shares converted from Class C (See Note 1)	(795)	(15,920)

Net increase (decrease)	(60,068)	$(1,325,583)

Year ended October 31, 2019:
Shares sold	84,098	$1,779,072
Shares issued to shareholders in reinvestment of distributions	65,052	1,359,589
Shares redeemed	(266,298)	(5,719,806)

Net increase (decrease) in shares outstanding before conversion	(117,148)	(2,581,145)
Shares converted from Class C (See Note 1)	(18,800)	(399,003)

Net increase (decrease)	(135,948)	$(2,980,148)

Class I	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	193,100	$3,881,461
Shares issued to shareholders in reinvestment of distributions	252,734	6,052,971
Shares redeemed	(923,275)	(19,756,350)

Net increase (decrease)	(477,441)	$(9,821,918)

Year ended October 31, 2019:
Shares sold	1,781,608	$42,155,132
Shares issued to shareholders in reinvestment of distributions	480,594	11,063,276
Shares redeemed	(2,074,881)	(49,216,070)

Net increase (decrease)	187,321	$4,002,338

Class R3	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	1,658	$39,060
Shares issued to shareholders in reinvestment of distributions	421	10,033
Shares redeemed	(1,538)	(32,263)

Net increase (decrease)	541	$16,830

Year ended October 31, 2019:
Shares sold	4,060	$95,894
Shares issued to shareholders in reinvestment of distributions	419	9,593
Shares redeemed	(531)	(12,326)

Net increase (decrease)	3,948	$93,161

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc

26	MainStay MacKay Common Stock Fund

before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholders’ defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants’ brief is currently due April 27, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay MacKay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, the Fund does not believe a loss is probable; however, it is difficult to assess with any reasonable certainty the outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

27

Notes to Financial Statements (Unaudited) (continued)

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions,

closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

28	MainStay MacKay Common Stock Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Common Stock Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the

30	MainStay MacKay Common Stock Fund

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2019, and performed in line with its peer funds for the ten-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

32	MainStay MacKay Common Stock Fund

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of The MainStay Funds (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

34	MainStay MacKay Common Stock Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737426 MS086-20	MSCS10-06/20 (NYLIM) NL219

MainStay MacKay Convertible Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–5.57 –0.08%	–4.75 0.79%	4.63 5.82%	7.16 7.77%	0.99 0.99%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–5.68 –0.19	–4.99 0.54	4.45 5.64	6.96 7.57	1.18 1.18
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–5.44 –0.57	–5.06 –0.16	4.53 4.86	6.77 6.77	1.93 1.93
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–1.49 –0.51	–1.14 –0.16	4.86 4.86	6.77 6.77	1.93 1.93
Class I Shares	No Sales Charge		11/28/2008	0.11	1.17	6.18	8.08	0.74

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

ICE BofAML U.S. Convertible Index[4]	1.44%	4.38%	6.80%	8.81%
Morningstar Convertibles Category Average[5]	1.06	3.21	5.75	7.71

4.

The ICE BofAML U.S. Convertible Index is the Fund’s primary broad–based securities market index for comparison purposes. The ICE BofAML U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$999.20	$4.82	$1,020.04	$4.87	0.97%

Investor Class Shares	$1,000.00	$998.10	$5.86	$1,019.00	$5.92	1.18%

Class B Shares	$1,000.00	$994.30	$9.57	$1,015.27	$9.67	1.93%

Class C Shares	$1,000.00	$994.90	$9.57	$1,015.27	$9.67	1.93%

Class I Shares	$1,000.00	$1,001.10	$3.04	$1,021.83	$3.07	0.61%

1

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	Danaher Corp., (zero coupon), due 1/22/21

2.	NICE Systems, Inc., 1.25%, due 1/15/24

3.	Anthem, Inc., 2.75%, due 10/15/42

4.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27

5.	Lumentum Holdings, Inc., 0.25%, due 3/15/24
6.	Inphi Corp., 1.125%, due 12/1/20

7.	BioMarin Pharmaceutical, Inc., 0.599%, due 8/1/24

8.	Southwest Airlines Co., 1.25%, due 5/1/25

9.	Teladoc Health, Inc., 1.375%, due 5/15/25

10.	RingCentral, Inc., (zero coupon), due 3/15/23

8	MainStay MacKay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Convertible Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay Convertible Fund returned 0.11%, underperforming the 1.44% return of the Fund’s primary benchmark, the ICE BofAML U.S. Convertible Index. Over the same period, Class I shares also underperformed the 1.06% return of the Morningstar Convertibles Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the ICE BofAML U.S. Convertible Index largely due to the Fund’s relatively overweight exposure to the energy sector and its underweight exposure to the convertible bonds of electric car maker Tesla, which was the largest constituent in the Index and the Index’s best performer during the reporting period. The Fund did benefit from several strong- performing holdings in the health care and information technology sectors, but these were not enough to offset the losses in energy and the underweight exposure to Tesla.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors providing the strongest positive contributions to the Fund’s relative performance included financials, real estate and health care. (Contributions take weightings and total returns into account.) Specifically, the Fund benefited from holding meaningfully underweight benchmark-relative exposure to financials and real estate, as both sectors significantly underperformed during the market sell-off in February and March 2020. Within health care, the Fund held positions in convertible bonds of Teledoc Health and Danaher, both of which enhanced absolute and relative performance.

The weakest contributors to the Fund’s relative performance were the energy, consumer discretionary, and industrials sectors. Within energy and industrials, several underperforming securities detracted from relative returns, while within consumer discretionary, the Fund’s underweight exposure to the convertible bonds of Tesla undermined relative returns.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual holdings making the strongest positive contributions to the Fund’s absolute performance included the convertible bonds of Teledoc Health, Inphi and Danaher. The

convertible bonds of telemedicine company Teledoc rose during the reporting period in part due to the company’s announced acquisition of InTouch Health, which expanded Teledoc’s service to new markets. More importantly, Teledoc was one of a few companies to benefit from the COVID-19 pandemic as patients, unable to visit their doctors, sought treatment online using Teledoc’s internet portal. While the level of online patient visits may well recede once virus fears pass, we expect the acceptance of telemedicine as an alternative to an in-office visit to persist, providing longer-term benefits for the company. The convertible bonds of semiconductor company Inphi strongly appreciated as demand for the company’s networking chips remained robust. Convertible bonds of diagnostic and research company Danaher, a long-time Fund holding, performed well as the company reported strong organics sales growth and free cash flow generation in the face of the pandemic-related economic downturn.

The holdings that detracted most significantly from the Fund’s absolute performance during the same period included the convertible bonds of Oil States International, Valaris and Chart Industries. The convertible bonds of oil equipment and services company, Oil States International, declined as waning energy demand and a petroleum price war drove oil prices to levels at which it was uneconomical for nearly all U.S. producers to drill for or explore for oil. Investors grew increasingly concerned that only the best-capitalized energy companies would survive the prevailing industry downturn. We believe that Oil States International can survive if it is able to amend its debt covenants and if the price of oil rebounds in the next 12 to 18 months so that lenders are comfortable extending credit to the company to ensure its survival. The convertible bonds of offshore energy driller Valaris declined as it became increasingly evident that, with the collapse of oil prices, few if any exploration and production companies will be interested in leasing Valaris’ rigs. The sharp decline in Valaris’ business, combined with the company’s high debt levels, make it a near certainty that the company will need to reorganize in bankruptcy. The convertible bonds of industrial manufacturer Chart Industries declined as the company’s share price and convertible bonds were seen as linked to the performance of the broader energy market. Chart Industries manufactures equipment for the energy and industrial gas industries. While the company is not directly involved in the exploration or production of oil or natural gas, its products are used in the liquification of natural gas so that it can be shipped in tankers.

What were some of the Fund’s largest purchases and sales during the reporting period?

Notable purchases during the reporting period included convertible bonds from Southwest Airlines, ConMed and DexCom. We view Southwest Airlines as a well-run investment-grade

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

airline that is likely to eventually return to profitability along with most industry operators. Medical device manufacturer ConMed operates a stable and growing business that generates substantial free cash flow, which we believe should lead to appreciation of its common shares and convertible bonds. DexCom’s glucose monitoring devices are achieving rapid adoption by diabetics as a better alternative to daily blood-sugar needle sticks, making the company’s convertible bonds an attractive investment.

One of the Fund’s largest sales during the same period was convertible bonds from supply chain management company Echo Global Logistics that matured and were converted into common shares. Another notable sale included convertible bonds from oil & gas drilling firm Transocean Offshore in light of weakening demand for the company’s drilling rigs with the price of oil at multi-decade lows. The Fund also decreased its position in convertible bonds from satellite communications provider DISH Networks due to concerns regarding the company’s high debt levels and its unclear plan to transform from a pay television provider to a developing cell network. In addition, with the decline in the DISH Networks’ share price, the company’s convertible bonds no longer offered much equity sensitivity.

How did the Fund’s sector weightings change during the reporting period?

Most of the Fund’s sector weightings remained unchanged during the reporting period. The only changes of note were a decreased allocation to the communications sector largely due to the Fund’s sale of some of its position in DISH Networks. Energy sector exposure also decreased due to depreciation of the Fund’s energy holdings, along with the sale of convertible bonds from Transocean Offshore. Conversely, the Fund’s exposure to the consumer discretionary sector increased due to the addition of convertible bonds from Tesla, and the purchase of several new issues, such as convertible bonds from apparel retailers Burlington Stores and American Eagle Outfitters.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held overweight exposure relative to the ICE BofAML U.S. Convertible Index in the health care, information technology and energy sectors. As of the same date, the Fund held relatively underweight exposure to the financials, real estate, utilities, communications and consumer discretionary sectors, while exposure to the consumer staples, and materials sectors stood at approximately market weight.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Convertible Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bond 0.1%† Corporate Bond 0.1%
Oil & Gas Services 0.1%
Weatherford International, Ltd. 11.00%, due 12/1/24 (a)	$1,970,000	$1,457,800

Total Corporate Bond (Cost $25,400,044)		1,457,800

Total Long-Term Bond (Cost $25,400,044)		1,457,800

Convertible Securities 94.7% Convertible Bonds 87.8%
Advertising 0.6%
Quotient Technology, Inc. 1.75%, due 12/1/22	8,787,000	7,996,170

Aerospace & Defense 1.3%
Aerojet Rocketdyne Holdings, Inc. 2.25%, due 12/15/23	11,001,000	18,041,709

Airlines 2.2%
Southwest Airlines Co. 1.25%, due 5/1/25	27,566,000	30,561,377

Auto Manufacturers 1.5%
Tesla, Inc. 1.25%, due 3/1/21	9,618,000	21,254,714

Biotechnology 7.6%
Apellis Pharmaceuticals, Inc. 3.50%, due 9/15/26 (a)	7,350,000	8,623,627
BioMarin Pharmaceutical, Inc. 0.599%, due 8/1/24 (b)	28,812,000	30,969,187
Bridgebio Pharma, Inc. 2.50%, due 3/15/27 (a)	6,975,000	6,813,703
Exact Sciences Corp. 1.00%, due 1/15/25	13,521,000	17,429,876
Illumina, Inc.
(zero coupon), due 8/15/23	12,566,000	12,966,123
0.50%, due 6/15/21 (b)	4,169,000	5,608,829
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	6,683,000	5,937,366
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	14,497,000	15,557,093

		103,905,804

Building Materials 1.1%
Patrick Industries, Inc. 1.00%, due 2/1/23	17,232,000	14,850,691

	Principal Amount	Value
Commercial Services 2.6%
Chegg, Inc. 0.125%, due 3/15/25	$10,530,000	$11,100,170
Euronet Worldwide, Inc. 0.75%, due 3/15/49 (b)	11,900,000	10,851,694
Square, Inc. 0.125%, due 3/1/25 (a)	7,055,000	6,539,103
0.50%, due 5/15/23	6,031,000	6,792,414

		35,283,381

Computers 3.2%
Lumentum Holdings, Inc. 0.25%, due 3/15/24	25,786,000	37,531,682
Western Digital Corp. 1.50%, due 2/1/24 (b)	6,616,000	6,106,580

		43,638,262

Diversified Financial Services 0.4%
LendingTree, Inc. 0.625%, due 6/1/22	4,144,000	5,501,767

Electric 1.1%
NRG Energy, Inc. 2.75%, due 6/1/48	15,207,000	15,400,777

Energy—Alternate Sources 0.3%
Enphase Energy, Inc. 0.25%, due 3/1/25 (a)	4,700,000	4,309,050

Entertainment 0.5%
Live Nation Entertainment, Inc. 2.50%, due 3/15/23	6,833,000	6,543,284

Food 0.8%
Chefs’ Warehouse, Inc. 1.875%, due 12/1/24 (a)	14,815,000	10,370,500

Health Care—Products 6.1%
CONMED Corp. 2.625%, due 2/1/24	14,746,000	15,658,409
Danaher Corp. (zero coupon), due 1/22/21	8,558,000	53,396,571
Integra LifeSciences Holdings Corp. 0.50%, due 8/15/25 (a)	6,602,000	6,234,130
NuVasive, Inc. 2.25%, due 3/15/21	7,139,000	8,295,518

		83,584,628

Health Care—Services 5.6%
Anthem, Inc. 2.75%, due 10/15/42	11,746,000	45,992,638
Teladoc Health, Inc. 1.375%, due 5/15/25	9,769,000	30,216,063

		76,208,701

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Internet 9.1%
Boingo Wireless, Inc. 1.00%, due 10/1/23	$7,786,000	$6,904,322
Booking Holdings, Inc. 0.90%, due 9/15/21	19,156,000	19,415,729
Etsy, Inc. (zero coupon), due 3/1/23	9,369,000	17,422,040
FireEye, Inc. 0.875%, due 6/1/24	5,405,000	4,739,645
IAC FinanceCo 2, Inc. 0.875%, due 6/15/26 (a)	12,450,000	12,784,594
IAC FinanceCo, Inc. 0.875%, due 10/1/22 (a)	2,000	3,088
Okta, Inc. 0.125%, due 9/1/25 (a)	11,221,000	11,903,181
Palo Alto Networks, Inc. 0.75%, due 7/1/23	13,659,000	14,027,793
Q2 Holdings, Inc. 0.75%, due 6/1/26 (a)	4,395,000	4,734,900
Snap, Inc. 0.75%, due 8/1/26 (a)	10,150,000	10,538,133
Wix.com, Ltd. (zero coupon), due 7/1/23 (b)	17,146,000	19,836,210
Zendesk, Inc. 0.25%, due 3/15/23	2,074,000	2,810,439

		125,120,074

Iron & Steel 0.2%
Cleveland-Cliffs, Inc. 1.50%, due 1/15/25	3,631,000	2,668,519

Leisure Time 1.0%
Carnival Corp. 5.75%, due 4/1/23 (a)	6,920,000	11,684,904
Sabre GLBL, Inc. 4.00%, due 4/15/25 (a)	1,835,000	2,184,318

		13,869,222

Lodging 0.4%
Caesars Entertainment Corp. 5.00%, due 10/1/24	3,741,000	5,322,571

Machinery—Diversified 1.6%
Chart Industries, Inc. 1.00%, due 11/15/24 (a)	24,911,000	22,412,254

Media 2.6%
DISH Network Corp. 3.375%, due 8/15/26	16,129,000	13,114,490
Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23	9,441,000	10,043,672

	Principal Amount	Value
Media (continued)
Liberty Media Corp. 1.375%, due 10/15/23	$11,345,000	$11,884,070

		35,042,232

Oil & Gas 1.3%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24 (b)	20,143,000	3,783,932
EQT Corp. 1.75%, due 5/1/26 (a)	13,271,000	14,661,471

		18,445,403

Oil & Gas Services 1.5%
Helix Energy Solutions Group, Inc. 4.125%, due 9/15/23	9,707,000	7,262,285
Newpark Resources, Inc. 4.00%, due 12/1/21	7,687,000	5,565,565
Oil States International, Inc. 1.50%, due 2/15/23	19,999,000	7,666,372

		20,494,222

Pharmaceuticals 3.0%
DexCom, Inc. 0.75%, due 12/1/23	8,498,000	17,921,611
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24	10,073,000	14,164,068
Pacira BioSciences, Inc. 2.375%, due 4/1/22	8,745,000	8,882,628

		40,968,307

Retail 1.5%
American Eagle Outfitters, Inc. 3.75%, due 4/15/25 (a)	5,529,000	6,088,867
Burlington Stores, Inc. 2.25%, due 4/15/25 (a)	13,238,000	14,094,434

		20,183,301

Semiconductors 9.6%
Cree, Inc. 1.75%, due 5/1/26 (a)	2,320,000	2,654,968
Inphi Corp. 1.125%, due 12/1/20	14,512,000	35,001,493
Microchip Technology, Inc. 1.625%, due 2/15/25	17,553,000	32,070,419
1.625%, due 2/15/27	7,129,000	8,926,791
Micron Technology, Inc. 3.125%, due 5/1/32	3,183,000	15,305,694
Novellus Systems, Inc. 2.625%, due 5/15/41	1,076,000	8,597,162
ON Semiconductor Corp. 1.625%, due 10/15/23	2,305,000	2,517,649
Rambus, Inc. 1.375%, due 2/1/23	9,996,000	9,743,096
Silicon Laboratories, Inc. 1.375%, due 3/1/22	13,815,000	16,635,637

		131,452,909

12	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Software 16.7%
Akamai Technologies, Inc. 0.375%, due 9/1/27 (a)	$11,420,000	$11,944,485
Atlassian, Inc. 0.625%, due 5/1/23	7,719,000	15,003,104
Coupa Software, Inc. 0.125%, due 6/15/25 (a)	5,508,000	7,031,204
Envestnet, Inc. 1.75%, due 6/1/23	12,037,000	13,436,301
Everbridge, Inc. 0.125%, due 12/15/24 (a)	5,415,000	6,410,521
J2 Global, Inc. 1.75%, due 11/1/26 (a)	5,220,000	4,909,805
MongoDB, Inc. 0.25%, due 1/15/26 (a)	7,075,000	7,422,941
NICE Systems, Inc. 1.25%, due 1/15/24	23,525,000	47,417,578
Nuance Communications, Inc. 1.25%, due 4/1/25	11,278,000	13,646,380
RingCentral, Inc. (zero coupon), due 3/15/23	10,717,000	29,520,101
ServiceNow, Inc. (zero coupon), due 6/1/22	5,902,000	15,500,998
Splunk, Inc. 0.50%, due 9/15/23	17,437,000	20,096,091
Twilio, Inc. 0.25%, due 6/1/23	3,269,000	5,439,770
Workday, Inc. 0.25%, due 10/1/22	15,957,000	19,599,744
Zynga, Inc. 0.25%, due 6/1/24 (a)	10,627,000	11,855,747

		229,234,770

Telecommunications 2.6%
Infinera Corp. 2.50%, due 3/1/27 (a)	7,050,000	7,045,762
InterDigital, Inc. 2.00%, due 6/1/24 (a)	4,500,000	4,556,030
Viavi Solutions, Inc. 1.00%, due 3/1/24	14,679,000	16,523,049
Vonage Holdings Corp. 1.75%, due 6/1/24 (a)	8,091,000	7,293,605

		35,418,446

Transportation 1.8%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	13,687,000	12,788,791
Echo Global Logistics, Inc. 2.50%, due 5/1/20	11,612,000	11,641,030

		24,429,821

Total Convertible Bonds (Cost $1,046,876,060)		1,202,512,866

	Shares	Value
Convertible Preferred Stocks 6.9%
Banks 2.4%
Bank of America Corp. (c) Series L 7.25%	12,072	$16,688,333
Wells Fargo & Co. (c) Series L 7.50%	11,552	16,159,399

		32,847,732

Chemicals 0.4%
Lyondellbasell Advanced Polymers, Inc. (c) 6.00%	5,832	5,683,284

Hand & Machine Tools 1.1%
Stanley Black & Decker, Inc. 5.25%	182,200	14,486,722

Pharmaceuticals 1.4%
Becton Dickinson & Co. 6.125%	314,669	18,640,992

Real Estate Investment Trusts 0.9%
Crown Castle International Corp. 6.875%	8,856	12,336,408

Semiconductors 0.7%
Broadcom, Inc. 8.00%	9,655	9,823,383

Total Convertible Preferred Stocks (Cost $90,629,992)		93,818,521

Total Convertible Securities (Cost $1,137,506,052)		1,296,331,387

Common Stocks 2.7%
Aerospace & Defense 0.3%
Raytheon Technologies Corp.	53,105	3,441,735

Airlines 0.4%
Delta Air Lines, Inc.	227,309	5,889,576

Banks 0.7%
Bank of America Corp.	398,621	9,586,835

Building Products 0.1%
Carrier Global Corp. (d)	53,105	940,490

Energy Equipment & Services 0.1%
Weatherford International PLC (d)	272,914	1,228,113

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 1.0%
Teleflex, Inc.	41,951	$14,070,366

Machinery 0.1%
Otis Worldwide Corp. (d)	26,552	1,351,762

Total Common Stocks (Cost $34,016,567)		36,508,877

Short-Term Investments 6.7%
Affiliated Investment Company 4.4%
MainStay U.S. Government Liquidity Fund, 0.01% (e)	60,661,364	60,661,364

Unaffiliated Investment Company 2.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.19% (e)(f)	32,110,198	32,110,198

Total Short-Term Investments (Cost $92,771,562)		92,771,562

Total Investments (Cost $1,289,694,225)	104.2%	1,427,069,626
Other Assets, Less Liabilities	(4.2)	(57,237,220)
Net Assets	100.0%	$1,369,832,406
†	Percentages indicated are based on Fund net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $31,959,569; the total market value of collateral held by the Fund was $32,675,099. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $564,901 (See Note 2(H)).

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Non-income producing security.

(e)	Current yield as of April 30, 2020.

(f)	Represents a security purchased with cash collateral received for securities on loan.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bond
Corporate Bond	$—	$1,457,800	$—	$1,457,800

Total Long-Term Bond	—	1,457,800	—	1,457,800

Convertible Securities
Convertible Bonds	$—	$1,202,512,866	$—	$1,202,512,866
Convertible Preferred Stocks	93,818,521	—	—	93,818,521

Total Convertible Securities	93,818,521	1,202,512,866	—	1,296,331,387

Common Stocks	36,508,877	—	—	36,508,877
Short-Term Investments
Affiliated Investment Company	60,661,364	—	—	60,661,364
Unaffiliated Investment Company	32,110,198	—	—	32,110,198

Total Short-Term Investments	92,771,562	—	—	92,771,562

Total Investments in Securities	$223,098,960	$1,203,970,666	$—	$1,427,069,626

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $1,229,032,861) including securities on loan of $31,959,569	$1,366,408,262
Investment in affiliated investment company, at value (identified cost $60,661,364)	60,661,364
Receivables:
Dividends and interest	3,710,647
Fund shares sold	2,929,835
Investment securities sold	925,893
Securities lending	12,151
Other assets	73,154

Total assets	1,434,721,306

Liabilities
Cash collateral received for securities on loan	32,110,198
Payables:
Investment securities purchased	30,455,521
Fund shares redeemed	1,149,135
Manager (See Note 3)	535,582
Transfer agent (See Note 3)	329,582
NYLIFE Distributors (See Note 3)	164,152
Shareholder communication	66,902
Professional fees	46,458
Custodian	7,442
Trustees	1,939
Accrued expenses	21,868
Dividend payable	121

Total liabilities	64,888,900

Net assets	$1,369,832,406

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$787,226
Additional paid-in capital	1,232,778,250

1,233,565,476
Total distributable earnings (loss)	136,266,930

Net assets	$1,369,832,406

Class A
Net assets applicable to outstanding shares	$534,236,575

Shares of beneficial interest outstanding	30,723,615

Net asset value per share outstanding	$17.39
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price per share outstanding	$18.40

Investor Class
Net assets applicable to outstanding shares	$56,544,552

Shares of beneficial interest outstanding	3,252,509

Net asset value per share outstanding	$17.38
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price per share outstanding	$18.39

Class B
Net assets applicable to outstanding shares	$10,067,316

Shares of beneficial interest outstanding	583,644

Net asset value and offering price per share outstanding	$17.25

Class C
Net assets applicable to outstanding shares	$53,019,470

Shares of beneficial interest outstanding	3,077,581

Net asset value and offering price per share outstanding	$17.23

Class I
Net assets applicable to outstanding shares	$715,964,493

Shares of beneficial interest outstanding	41,085,277

Net asset value and offering price per share outstanding	$17.43

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$6,625,776
Dividends—unaffiliated	2,798,321
Dividends—affiliated	646,001
Securities lending	226,739
Other	39

Total income	10,296,876

Expenses
Manager (See Note 3)	4,076,539
Distribution/Service—Class A (See Note 3)	685,585
Distribution/Service—Investor Class (See Note 3)	72,212
Distribution/Service—Class B (See Note 3)	55,376
Distribution/Service—Class C (See Note 3)	292,975
Transfer agent (See Note 3)	977,407
Professional fees	77,199
Registration	66,154
Shareholder communication	57,583
Trustees	17,461
Custodian	16,458
Miscellaneous	31,379

Total expenses before waiver/reimbursement	6,426,328
Expense waiver/reimbursement from Manager (See Note 3)	(411,791)

Net expenses	6,014,537

Net investment income (loss)	4,282,339

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	12,424,498
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(23,740,067)

Net realized and unrealized gain (loss) on investments	(11,315,569)

Net increase (decrease) in net assets resulting from operations	$(7,033,230)

16	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,282,339	$10,965,747
Net realized gain (loss) on investments	12,424,498	27,902,416
Net change in unrealized appreciation (depreciation) on investments	(23,740,067)	93,983,449

Net increase (decrease) in net assets resulting from operations	(7,033,230)	132,851,612

Distributions to shareholders:
Class A	(12,563,626)	(29,204,205)
Investor Class	(1,306,530)	(2,974,246)
Class B	(222,915)	(745,657)
Class C	(1,152,529)	(3,987,604)
Class I	(19,357,259)	(40,493,755)

Total distributions to shareholders	(34,602,859)	(77,405,467)

Capital share transactions:
Net proceeds from sale of shares	184,205,738	519,115,443
Net asset value of shares issued to shareholders in reinvestment of distributions	31,167,174	67,531,715
Cost of shares redeemed	(255,294,161)	(541,282,880)

Increase (decrease) in net assets derived from capital share transactions	(39,921,249)	45,364,278

Net increase (decrease) in net assets	(81,557,338)	100,810,423

Net Assets
Beginning of period	1,451,389,744	1,350,579,321

End of period	$1,369,832,406	$1,451,389,744

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$17.81		$17.07	$17.75	$15.72	$16.51	$18.33

Net investment income (loss) (a)	0.04		0.12	0.15	0.19	0.20	0.11

Net realized and unrealized gain (loss) on investments	(0.05)		1.60	0.40	2.34	0.35	(0.00)‡

Total from investment operations	(0.01)		1.72	0.55	2.53	0.55	0.11

Less distributions:

From net investment income	(0.10)		(0.15)	(0.22)	(0.24)	(0.64)	(0.47)

From net realized gain on investments	(0.31)		(0.83)	(1.01)	(0.26)	(0.70)	(1.46)

Total distributions	(0.41)		(0.98)	(1.23)	(0.50)	(1.34)	(1.93)

Net asset value at end of period	$17.39		$17.81	$17.07	$17.75	$15.72	$16.51

Total investment return (b)	(0.08%)		10.75%	3.28%	16.30%	3.71%	0.58%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.46	% ††	0.67%	0.87%	1.12%	1.31%	0.62%

Net expenses (c)	0.97	% ††	0.98%	0.98%	0.98%	1.01%	0.99%

Expenses (before waiver/reimbursement) (c)	0.97	% ††	0.98%	0.98%	0.99%	1.01%	0.99%

Portfolio turnover rate	18%		23%	43%	38%	24%	60%

Net assets at end of period (in 000’s)	$534,237		$545,605	$518,381	$482,341	$368,583	$408,067

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$17.80		$17.07	$17.75	$15.72	$16.50	$18.33

Net investment income (loss) (a)	0.02		0.09	0.13	0.16	0.18	0.08

Net realized and unrealized gain (loss) on investments	(0.05)		1.59	0.39	2.34	0.36	(0.01)

Total from investment operations	(0.03)		1.68	0.52	2.50	0.54	0.07

Less distributions:

From net investment income	(0.08)		(0.12)	(0.19)	(0.21)	(0.62)	(0.44)

From net realized gain on investments	(0.31)		(0.83)	(1.01)	(0.26)	(0.70)	(1.46)

Total distributions	(0.39)		(0.95)	(1.20)	(0.47)	(1.32)	(1.90)

Net asset value at end of period	$17.38		$17.80	$17.07	$17.75	$15.72	$16.50

Total investment return (b)	(0.19%)		10.50%	3.12%	16.11%	3.60%	0.40%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.25	% ††	0.51%	0.72%	0.95%	1.14%	0.45%

Net expenses (c)	1.18	% ††	1.15%	1.13%	1.14%	1.18%	1.15%

Expenses (before waiver/reimbursement) (c)	1.18	% ††	1.17%	1.14%	1.15%	1.18%	1.15%

Portfolio turnover rate	18%		23%	43%	38%	24%	60%

Net assets at end of period (in 000’s)	$56,545		$59,242	$52,723	$56,289	$79,430	$82,052

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$17.68		$16.98	$17.67	$15.66	$16.45	$18.30

Net investment income (loss) (a)	(0.04)		(0.04)	(0.01)	0.04	0.06	(0.05)

Net realized and unrealized gain (loss) on investments	(0.05)		1.60	0.39	2.32	0.35	0.01

Total from investment operations	(0.09)		1.56	0.38	2.36	0.41	(0.04)

Less distributions:

From net investment income	(0.03)		(0.03)	(0.06)	(0.09)	(0.50)	(0.35)

From net realized gain on investments	(0.31)		(0.83)	(1.01)	(0.26)	(0.70)	(1.46)

Total distributions	(0.34)		(0.86)	(1.07)	(0.35)	(1.20)	(1.81)

Net asset value at end of period	$17.25		$17.68	$16.98	$17.67	$15.66	$16.45

Total investment return (b)	(0.57%)		9.76%	2.35%	15.21%	2.83%	(0.36%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.50	%)††	(0.23%)	(0.03%)	0.21%	0.39%	(0.30%)

Net expenses (c)	1.93	% ††	1.90%	1.88%	1.89%	1.93%	1.90%

Expenses (before waiver/reimbursement) (c)	1.93	% ††	1.92%	1.89%	1.90%	1.93%	1.90%

Portfolio turnover rate	18%		23%	43%	38%	24%	60%

Net assets at end of period (in 000’s)	$10,067		$11,786	$15,051	$19,290	$21,436	$26,537

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$17.65		$16.96	$17.65	$15.64	$16.43	$18.29

Net investment income (loss) (a)	(0.04)		(0.04)	(0.00)‡	0.04	0.06	(0.05)

Net realized and unrealized gain (loss) on investments	(0.04)		1.59	0.38	2.32	0.35	(0.00)‡

Total from investment operations	(0.08)		1.55	0.38	2.36	0.41	(0.05)

Less distributions:

From net investment income	(0.03)		(0.03)	(0.06)	(0.09)	(0.50)	(0.35)

From net realized gain on investments	(0.31)		(0.83)	(1.01)	(0.26)	(0.70)	(1.46)

Total distributions	(0.34)		(0.86)	(1.07)	(0.35)	(1.20)	(1.81)

Net asset value at end of period	$17.23		$17.65	$16.96	$17.65	$15.64	$16.43

Total investment return (b)	(0.51%)		9.71%	2.35%	15.23%	2.77%	(0.30%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.50	%)††	(0.23%)	(0.03%)	0.21%	0.39%	(0.30%)

Net expenses (c)	1.93	% ††	1.90%	1.88%	1.89%	1.93%	1.90%

Expenses (before waiver/reimbursement) (c)	1.93	% ††	1.92%	1.89%	1.90%	1.93%	1.90%

Portfolio turnover rate	18%		23%	43%	38%	24%	60%

Net assets at end of period (in 000’s)	$53,019		$60,891	$80,830	$82,335	$76,501	$91,833

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2020*	2019	2018	2017	2016	2015

Net asset value at beginning of period	$17.85	$17.11	$17.79	$15.75	$16.54	$18.36

Net investment income (loss) (a)	0.07	0.18	0.22	0.25	0.24	0.15

Net realized and unrealized gain (loss) on investments	(0.05)	1.60	0.39	2.34	0.35	(0.00)‡

Total from investment operations	0.02	1.78	0.61	2.59	0.59	0.15

Less distributions:

From net investment income	(0.13)	(0.21)	(0.28)	(0.29)	(0.68)	(0.51)

From net realized gain on investments	(0.31)	(0.83)	(1.01)	(0.26)	(0.70)	(1.46)

Total distributions	(0.44)	(1.04)	(1.29)	(0.55)	(1.38)	(1.97)

Net asset value at end of period	$17.43	$17.85	$17.11	$17.79	$15.75	$16.54

Total investment return (b)	0.11%	11.14%	3.65%	16.69%	3.96%	0.84%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.81%††	1.04%	1.25%	1.45%	1.56%	0.87%

Net expenses (c)	0.61%††	0.61%	0.61%	0.64%	0.76%	0.74%

Expenses (before waiver/reimbursement) (c)	0.72%††	0.73%	0.73%	0.74%	0.76%	0.74%

Portfolio turnover rate	18%	23%	43%	38%	24%	60%

Net assets at end of period (in 000’s)	$715,964	$773,865	$683,594	$562,526	$252,852	$298,015

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and notes relate to the MainStay MacKay Convertible Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2020, Class R6 shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such

21

Notes to Financial Statements (Unaudited) (continued)

methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith

22	MainStay MacKay Convertible Fund

determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

23

Notes to Financial Statements (Unaudited) (continued)

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $31,959,569; the total market value of collateral held by the Fund was $32,675,099. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $564,901 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $32,110,198.

(I)  Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an

24	MainStay MacKay Convertible Fund

annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.56%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class I shares so that Total Annual Fund Operating Expenses of Class I shares do not exceed 0.61% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $4,076,539 and waived fees/reimbursed expenses in the amount of $411,791 and paid the Subadvisor in the amount of $1,789,565.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $65,155 and $17,407, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2020, of $5,194, $2,769 and $9,212, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived
Class A	$320,252	$—
Investor Class	94,015	—
Class B	17,984	—
Class C	95,197	—
Class I	449,959	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

25

Notes to Financial Statements (Unaudited) (continued)

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$151,034	$184,750	$(275,123)	$—	$—	$60,661	$646	$—	60,661

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,302,567,662	$254,619,541	$(130,117,577)	$124,501,964

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$38,353,094
Long-Term Capital Gain	39,052,373
Total	$77,405,467

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $250,649 and $235,803, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	2,294,407	$41,052,296
Shares issued to shareholders in reinvestment of distributions	696,215	12,260,620
Shares redeemed	(3,147,452)	(54,056,925)

Net increase (decrease) in shares outstanding before conversion	(156,830)	(744,009)
Shares converted into Class A (See Note 1)	256,135	4,461,316
Shares converted from Class A (See Note 1)	(15,866)	(276,157)

Net increase (decrease)	83,439	$3,441,150

Year ended October 31, 2019:
Shares sold	6,440,230	$111,352,512
Shares issued to shareholders in reinvestment of distributions	1,782,190	28,552,030
Shares redeemed	(8,400,694)	(142,983,194)

Net increase (decrease) in shares outstanding before conversion	(178,274)	(3,078,652)
Shares converted into Class A (See Note 1)	581,531	10,062,755
Shares converted from Class A (See Note 1)	(128,941)	(2,245,389)

Net increase (decrease)	274,316	$4,738,714

26	MainStay MacKay Convertible Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	242,648	$4,309,519
Shares issued to shareholders in reinvestment of distributions	73,604	1,300,081
Shares redeemed	(203,925)	(3,552,115)

Net increase (decrease) in shares outstanding before conversion	112,327	2,057,485
Shares converted into Investor Class (See Note 1)	37,543	647,862
Shares converted from Investor Class (See Note 1)	(225,103)	(3,931,148)

Net increase (decrease)	(75,233)	$(1,225,801)

Year ended October 31, 2019:
Shares sold	859,898	$14,934,377
Shares issued to shareholders in reinvestment of distributions	185,052	2,959,367
Shares redeemed	(653,130)	(11,388,345)

Net increase (decrease) in shares outstanding before conversion	391,820	6,505,399
Shares converted into Investor Class (See Note 1)	206,666	3,561,867
Shares converted from Investor Class (See Note 1)	(360,146)	(6,250,197)

Net increase (decrease)	238,340	$3,817,069

Class B	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	9,752	$170,928
Shares issued to shareholders in reinvestment of distributions	11,800	208,506
Shares redeemed	(58,688)	(1,006,090)

Net increase (decrease) in shares outstanding before conversion	(37,136)	(626,656)
Shares converted from Class B (See Note 1)	(46,030)	(783,749)

Net increase (decrease)	(83,166)	$(1,410,405)

Year ended October 31, 2019:
Shares sold	178,224	$3,106,135
Shares issued to shareholders in reinvestment of distributions	43,221	684,526
Shares redeemed	(319,067)	(5,486,747)

Net increase (decrease) in shares outstanding before conversion	(97,622)	(1,696,086)
Shares converted from Class B (See Note 1)	(121,828)	(2,066,900)

Net increase (decrease)	(219,450)	$(3,762,986)

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	267,710	$4,671,304
Shares issued to shareholders in reinvestment of distributions	54,069	954,315
Shares redeemed	(684,590)	(11,641,555)

Net increase (decrease) in shares outstanding before conversion	(362,811)	(6,015,936)
Shares converted from Class C (See Note 1)	(8,888)	(152,181)

Net increase (decrease)	(371,699)	$(6,168,117)

Year ended October 31, 2019:
Shares sold	797,545	$13,650,632
Shares issued to shareholders in reinvestment of distributions	214,714	3,396,089
Shares redeemed	(2,127,881)	(36,129,333)

Net increase (decrease) in shares outstanding before conversion	(1,115,622)	(19,082,612)
Shares converted from Class C (See Note 1)	(200,541)	(3,422,405)

Net increase (decrease)	(1,316,163)	$(22,505,017)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	7,561,702	$134,001,691
Shares issued to shareholders in reinvestment of distributions	935,035	16,443,652
Shares redeemed	(10,774,823)	(185,037,476)

Net increase in shares outstanding before conversion	(2,278,086)	(34,592,133)
Shares converted into Class I (See Note 1)	1,785	34,057

Net increase (decrease)	(2,276,301)	$(34,558,076)

Year ended October 31, 2019:
Shares sold	21,928,440	$376,071,787
Shares issued to shareholders in reinvestment of distributions	1,979,627	31,939,703
Shares redeemed	(20,528,571)	(345,295,261)

Net increase (decrease) in shares outstanding before conversion	3,379,496	62,716,229
Shares converted into Class I (See Note 1)	20,893	360,269

Net increase (decrease)	3,400,389	$63,076,498

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

27

Notes to Financial Statements (Unaudited) (continued)

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

28	MainStay MacKay Convertible Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Convertible Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the

30	MainStay MacKay Convertible Fund

Fund’s portfolio manager and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life

Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

32	MainStay MacKay Convertible Fund

Discussion of the Operation and Effectiveness of the Fund’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of The MainStay Funds (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

34	MainStay MacKay Convertible Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737258 MS086-20	MSC10-06/20 (NYLIM) NL210

MainStay MacKay High Yield Corporate Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–10.95 –6.75%	–8.40 –4.08%	2.34 3.29%	4.84 5.33%	0.99 0.99%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–10.90 –6.70	–8.54 –4.23	2.30 3.25	4.79 5.27	1.05 1.05
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–11.55 –7.01	–9.44 –4.91	2.15 2.47	4.49 4.49	1.80 1.80
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–8.08 –7.18	–5.82 –4.91	2.47 2.47	4.49 4.49	1.80 1.80
Class I Shares	No Sales Charge		1/2/2004	–6.62	–3.99	3.56	5.57	0.74
Class R1 Shares	No Sales Charge		6/29/2012	–6.68	–4.10	3.45	4.54	0.84
Class R2 Shares	No Sales Charge		5/1/2008	–6.79	–4.17	3.19	5.21	1.09
Class R3 Shares	No Sales Charge		2/29/2016	–6.75	–4.41	5.32	5.32	1.34
Class R6 Shares	No Sales Charge		6/17/2013	–6.57	–3.69	3.68	4.01	0.59

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

ICE BofAML U.S. High Yield Constrained Index[4]	–7.69%	–5.27%	3.20%	5.65%
Morningstar High Yield Bond Category Average[5]	–7.78	–5.67	2.15	4.68

4.

The ICE BofAML U.S. High Yield Constrained Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofAML U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$932.50	$4.76	$1,019.94	$4.97	0.99%

Investor Class Shares	$1,000.00	$933.00	$5.14	$1,019.54	$5.37	1.07%

Class B Shares	$1,000.00	$929.90	$8.73	$1,015.81	$9.12	1.82%

Class C Shares	$1,000.00	$928.20	$8.73	$1,015.81	$9.12	1.82%

Class I Shares	$1,000.00	$933.80	$3.56	$1,021.18	$3.72	0.74%

Class R1 Shares	$1,000.00	$933.20	$4.04	$1,020.69	$4.22	0.84%

Class R2 Shares	$1,000.00	$932.10	$5.24	$1,019.44	$5.47	1.09%

Class R3 Shares	$1,000.00	$932.50	$6.44	$1,018.20	$6.72	1.34%

Class R6 Shares	$1,000.00	$934.30	$2.79	$1,021.98	$2.92	0.58%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	T-Mobile USA, Inc., 4.00%–6.50%, due 4/15/22–4/15/50

2.	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%–5.875%, due 4/1/24–5/1/32

3.	HCA, Inc., 3.50%–8.36%, due 5/1/23–11/6/33

4.	TransDigm, Inc., 6.25%–8.00%, due 7/15/24–3/15/27

5.	Netflix, Inc., 3.625%–5.875%, due 2/15/22–6/15/30
6.	Sprint Capital Corp., 6.875%, due 11/15/28

7.	MSCI, Inc., 3.625%–5.75%, due 8/15/25–9/1/30

8.	Equinix, Inc., 5.375%–5.875%, due 1/15/26–5/15/27

9.	MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc., 5.625%–5.75%, due 5/1/24–2/1/27

10.	Hilton Domestic Operating Co., Inc., 4.875%–5.75%, due 5/1/25–1/15/30

8	MainStay MacKay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay High Yield Corporate Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay High Yield Corporate Bond Fund returned –6.62%, outperforming the –7.69% return of the Fund’s primary benchmark, the ICE BofAML U.S. High Yield Constrained Index. Over the same period, Class I shares also outperformed the –7.78% return of the Morningstar High Yield Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

In the first quarter of 2020, the U.S. high-yield market experienced volatility not seen since the financial crisis of 2008 as the COVID-19 pandemic continued to spread fear, wreak havoc on the global economy and shake investor sentiment. The ICE BofAML U.S. High Yield Constrained Index declined nearly 18% in the first three weeks of March before rebounding almost 7% in the final week of March. The market then continued to gain ground in April.

The U.S. Federal Reserve (“Fed”) played a significant role in the recovery of credit markets through unprecedented actions. Through the first three weeks of March, liquidity worsened as an intense sell-off in equities and stress in the investment-grade bond market pressured high-yield securities. A reversal in the market began on March 23, triggered by the Fed’s announcement that it would begin buying investment-grade corporate bonds and exchange-traded funds (“ETFs”). The easing of stress in the investment-grade market carried over to the high-yield sector. On April 9, the Fed announced more wide-ranging measures, including extending loans to companies and a further expansion of its direct purchase program to include recent “fallen angels” (credits downgraded from investment grade to high yield), syndicated loans and high-yield ETFs.

During the reporting period, the Fund outperformed the benchmark largely due to favorable security selection in the energy sector, the weakest performing sector of the market. Security selection within transportation and leisure also enhanced relative returns, as did underweight exposure to relatively risky CCC-rated credits.2 Conversely, underweight exposure to health care and security selection in the capital goods sector detracted from returns relative to the benchmark.

What was the Fund’s duration3 strategy during the reporting period?

The Fund is not managed to a duration strategy. Instead, the Fund’s bottom-up investment process drives its duration positioning. During the reporting period, the Fund’s duration remained lower than that of the ICE BofAML U.S. High Yield Constrained Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

As mentioned above, the strongest positive contribution to the Fund’s performance relative to the benchmark came from favorable security selection in the lagging energy sector. (Contributions take weightings and total returns into account.) Security selection in the transportation and leisure sectors also contributed positively to relative performance, as did underweight exposure to credits rated CCC. Underweight exposure to the health care sector and security selection in the capital goods sector detracted from relative performance over the reporting period.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund focused on purchases of crossover investment-grade and fallen angel credits that traded at what we viewed as attractive spreads.4 For example, the Fund purchased bonds from packaged food & beverage company Kraft Heinz after the issuer was downgraded from investment grade. The Fund also purchased bonds issued by oil & gas exploration and production company Occidental Petroleum late in the reporting period after prices had fallen to levels we considered attractive. During the same period, the Fund trimmed positions in areas deeply affected by the pandemic, such as automotive (American Axle & Manufacturing) and aerospace/defense (Triumph Group).

How did the Fund’s sector weightings change during the reporting period?

There were no material changes to the Fund’s sector weightings during the reporting period. Relatively minor changes included a decrease in exposure to telecommunications due to a large issuer’s bond being called, as well as a decrease in retail

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

exposure. During the same period, the Fund marginally increased its exposure to the health care and technology sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held overweight positions relative to the ICE BofAML U.S. High Yield Constrained Index in the

basic industry and leisure sectors. As of the same date, the Fund held underweight positions relative to its benchmark in the health care and services sectors. From a credit-rating perspective, as of the end of the reporting period the Fund held relatively underweight exposure to CCC-rated credits and overweight exposure to higher quality issuers.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay High Yield Corporate Bond Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 90.2%† Convertible Bonds 0.4%
Investment Companies 0.1%
Ares Capital Corp.
3.75%, due 2/1/22	$6,000,000	$5,769,000
4.625%, due 3/1/24	4,500,000	4,221,562

		9,990,562

Media 0.3%
Dish Network Corp. 2.375%, due 3/15/24	27,889,000	23,552,850
DISH Network Corp. 3.375%, due 8/15/26	10,000,000	8,131,000

		31,683,850

Mining 0.0%‡
Aleris International, Inc. 6.00%, due 6/1/20 (a)(b)(c)(d)	11,797	11,779

Total Convertible Bonds (Cost $42,332,925)		41,686,191

Corporate Bonds 87.4%
Advertising 1.3%
Lamar Media Corp.
3.75%, due 2/15/28 (e)	21,000,000	19,333,125
4.00%, due 2/15/30 (e)	13,000,000	11,895,000
5.75%, due 2/1/26	46,042,000	46,829,318
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.625%, due 3/15/30 (e)	5,305,000	4,854,075
5.00%, due 8/15/27 (e)	26,000,000	24,827,400
5.625%, due 2/15/24	23,906,000	23,726,705

		131,465,623

Aerospace & Defense 2.0%
F-Brasile S.p.A. / F-Brasile U.S. LLC 7.375%, due 8/15/26 (e)	25,280,000	17,253,600
Howmet Aerospace, Inc. 6.875%, due 5/1/25	8,300,000	8,464,048
Spirit AeroSystems, Inc. 7.50%, due 4/15/25 (e)	17,000,000	16,745,000
SSL Robotics LLC 9.75%, due 12/31/23 (e)	5,000,000	5,310,000
TransDigm UK Holdings PLC 6.875%, due 5/15/26	18,100,000	15,475,500
TransDigm, Inc.
6.25%, due 3/15/26 (e)	82,875,000	81,113,906
6.50%, due 7/15/24	31,441,000	29,043,624
6.50%, due 5/15/25	5,000,000	4,475,000
7.50%, due 3/15/27	11,350,000	10,331,905
8.00%, due 12/15/25 (e)	11,000,000	11,440,000
Triumph Group, Inc. 7.75%, due 8/15/25	4,175,000	2,708,531

		202,361,114

	Principal Amount	Value
Apparel 0.2%
Levi Strauss & Co. 5.00%, due 5/1/25 (e)	$20,000,000	$20,183,000

Auto Manufacturers 1.6%
Allison Transmission, Inc. 5.00%, due 10/1/24 (e)	7,550,000	7,248,000
BCD Acquisition, Inc. 9.625%, due 9/15/23 (e)	20,955,000	17,366,456
Ford Holdings LLC 9.30%, due 3/1/30	18,195,000	16,693,913
Ford Motor Co.
7.45%, due 7/16/31	11,800,000	9,853,000
9.00%, due 4/22/25	5,000,000	4,868,750
9.625%, due 4/22/30	7,000,000	6,973,890
9.98%, due 2/15/47	980,000	946,660
Ford Motor Credit Co. LLC 5.584%, due 3/18/24	1,500,000	1,410,000
General Motors Financial Co., Inc.
4.20%, due 3/1/21	5,800,000	5,760,505
4.35%, due 4/9/25	7,410,000	7,018,853
5.10%, due 1/17/24	1,900,000	1,870,340
5.25%, due 3/1/26	14,220,000	13,651,320
J.B. Poindexter & Company, Inc. 7.125%, due 4/15/26 (e)	25,480,000	24,715,600
McLaren Finance PLC 5.75%, due 8/1/22 (e)	26,535,000	18,555,925
Navistar International Corp. (e)
6.625%, due 11/1/25	5,000,000	4,288,500
9.50%, due 5/1/25	5,000,000	5,250,000
Wabash National Corp. 5.50%, due 10/1/25 (e)	20,824,000	17,075,680

		163,547,392

Auto Parts & Equipment 2.3%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (e)	19,560,000	14,591,760
Adient U.S. LLC (e)
7.00%, due 5/15/26	17,905,000	17,815,475
9.00%, due 4/15/25	6,000,000	6,255,000
Allison Transmission, Inc. 4.75%, due 10/1/27 (e)	5,000,000	4,650,000
American Axle & Manufacturing, Inc. 6.25%, due 4/1/25 (f)	2,676,000	2,037,774
Dana Financing Luxembourg S.A.R.L. 5.75%, due 4/15/25 (e)	9,090,000	8,249,175
Exide International Holdings, L.P. 10.75% (6.25% Cash and 4.50% PIK), due 10/31/21 (a)(b)(c)(e)(g)	33,665,746	29,120,870
Exide Technologies (a)(b)(c)(e)(g)
11.00% (3.00% Cash and 8.00% PIK), due 10/31/24	84,194,575	37,887,559

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Exide Technologies (continued)
11.00% (3.00% Cash and 8.00% PIK), due 10/31/24	$34,978,592	$1,923,823
IHO Verwaltungs GmbH (e)(g)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	33,725,000	28,666,250
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	28,184,000	24,238,240
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	29,620,000	25,769,400
Meritor, Inc. 6.25%, due 2/15/24	5,000,000	4,852,000
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (e)	24,020,000	24,022,934
Tenneco, Inc.
5.00%, due 7/15/26	7,453,000	3,334,472
5.375%, due 12/15/24	8,800,000	3,831,520

		237,246,252

Banks 0.1%
Freedom Mortgage Corp. 8.125%, due 11/15/24 (e)	8,000,000	6,640,000

Building Materials 1.2%
Griffon Corp. 5.75%, due 3/1/28	2,500,000	2,381,250
James Hardie International Finance DAC (e)
4.75%, due 1/15/25	13,000,000	12,680,200
5.00%, due 1/15/28	31,840,000	30,168,400
Patrick Industries, Inc. 7.50%, due 10/15/27 (e)	17,820,000	16,750,800
Summit Materials LLC / Summit Materials Finance Corp.
5.125%, due 6/1/25 (e)	5,730,000	5,543,775
6.125%, due 7/15/23	38,660,000	38,696,727
6.50%, due 3/15/27 (e)	19,500,000	19,305,000

		125,526,152

Chemicals 2.2%
Blue Cube Spinco LLC
9.75%, due 10/15/23	29,031,000	30,264,817
10.00%, due 10/15/25	23,400,000	24,796,980
Innophos Holdings, Inc. 9.375%, due 2/15/28 (e)	15,250,000	14,640,000
Neon Holdings, Inc. 10.125%, due 4/1/26 (e)	18,442,000	16,597,800
NOVA Chemicals Corp. 4.875%, due 6/1/24 (e)	8,810,000	7,906,975
Olin Corp.
5.50%, due 8/15/22	18,319,000	18,639,583

	Principal Amount	Value
Chemicals (continued)
Olin Corp. (continued)
5.625%, due 8/1/29	$25,990,000	$23,488,463
PolyOne Corp.
5.25%, due 3/15/23	26,406,000	27,462,240
5.75%, due 5/15/25 (e)	8,150,000	8,251,875
TPC Group, Inc. 10.50%, due 8/1/24 (e)	55,497,000	45,368,797

		217,417,530

Coal 0.1%
Natural Resource Partners LP / NRP Finance Corp. 9.125%, due 6/30/25 (e)	10,000,000	8,400,000

Commercial Services 4.2%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.75%, due 7/15/27 (e)	13,705,000	13,842,050
AMN Healthcare, Inc. 4.625%, due 10/1/27 (e)	10,112,000	9,808,640
Ashtead Capital, Inc. (e)
4.00%, due 5/1/28	9,000,000	8,595,000
4.25%, due 11/1/29	11,500,000	11,014,335
4.375%, due 8/15/27	13,500,000	13,157,505
5.25%, due 8/1/26	17,120,000	17,162,800
Cimpress PLC 7.00%, due 6/15/26 (e)	30,585,000	22,207,768
Gartner, Inc. 5.125%, due 4/1/25 (e)	49,417,000	50,961,281
Graham Holdings Co. 5.75%, due 6/1/26 (e)	36,145,000	36,506,450
Harsco Corp. 5.75%, due 7/31/27 (e)	17,630,000	16,619,801
IHS Markit, Ltd. (e)
4.75%, due 2/15/25	3,000,000	3,247,170
5.00%, due 11/1/22	42,545,000	45,580,619
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (e)	14,976,000	15,163,200
Korn Ferry 4.625%, due 12/15/27 (e)	14,675,000	13,787,163
Nielsen Co. Luxembourg S.A.R.L. (e)
5.00%, due 2/1/25	21,887,000	21,120,955
5.50%, due 10/1/21	4,850,000	4,795,438
Nielsen Finance LLC / Nielsen Finance Co. 5.00%, due 4/15/22 (e)	42,890,000	42,251,368
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (e)	21,925,000	22,144,250
United Rentals North America, Inc.
3.875%, due 11/15/27	14,735,000	14,403,462

12	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
United Rentals North America, Inc. (continued)
4.00%, due 7/15/30	$8,000,000	$7,560,000
4.875%, due 1/15/28	8,300,000	8,318,260
5.25%, due 1/15/30	8,050,000	8,070,125
5.50%, due 7/15/25	5,000,000	5,062,500
6.50%, due 12/15/26	12,270,000	12,699,450

		424,079,590

Computers 0.1%
NCR Corp. 8.125%, due 4/15/25 (e)	6,500,000	6,890,000

Cosmetics & Personal Care 0.5%
Edgewell Personal Care Co.
4.70%, due 5/19/21	20,000,000	20,107,000
4.70%, due 5/24/22	27,458,000	27,859,985

		47,966,985

Distribution & Wholesale 0.2%
Performance Food Group, Inc. (e)
5.50%, due 10/15/27	9,375,000	8,906,438
6.875%, due 5/1/25	8,100,000	8,241,750

		17,148,188

Diversified Financial Services 1.2%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, due 7/15/26 (e)	5,000,000	5,140,500
Credit Acceptance Corp.
5.125%, due 12/31/24 (e)	10,725,000	9,411,187
6.625%, due 3/15/26	27,725,000	24,952,500
Jefferies Finance LLC / JFIN Co-Issuer Corp. (e)
6.25%, due 6/3/26	11,500,000	10,378,750
7.25%, due 8/15/24	12,850,000	11,243,750
LPL Holdings, Inc. (e)
4.625%, due 11/15/27	10,000,000	9,550,000
5.75%, due 9/15/25	30,430,000	29,973,550
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (e)	16,500,000	15,943,455

		116,593,692

Electric 0.5%
Keystone Power Pass-Through Holders LLC / Conemaugh Power Pass-Through Holders 13.00% (7.625% Cash or 8.375% PIK), due 6/1/24 (b)(e)(g)	9,836,966	9,836,966
NextEra Energy Operating Partners, L.P. 3.875%, due 10/15/26 (e)	12,740,000	12,592,216

	Principal Amount	Value
Electric (continued)
NRG Energy, Inc.
5.75%, due 1/15/28	$6,000,000	$6,450,000
6.625%, due 1/15/27	7,000,000	7,472,500
Vistra Operations Co. LLC 5.00%, due 7/31/27 (e)	16,000,000	16,318,400

		52,670,082

Electrical Components & Equipment 0.5%
Energizer Holdings, Inc. (e)
5.50%, due 6/15/25	4,515,000	4,567,374
6.375%, due 7/15/26	15,300,000	15,910,470
7.75%, due 1/15/27	16,055,000	17,042,383
WESCO Distribution, Inc. 5.375%, due 12/15/21	11,549,000	11,375,765

		48,895,992

Electrical Equipment 0.0%‡
Resideo Funding, Inc. 6.125%, due 11/1/26 (e)	5,130,000	4,488,750

Electronics 0.2%
Itron, Inc. 5.00%, due 1/15/26 (e)	18,066,000	18,156,330

Energy—Alternate Sources 0.1%
Terraform Power Operating LLC 4.75%, due 1/15/30 (e)	5,000,000	5,125,000

Engineering & Construction 0.5%
Great Lakes Dredge & Dock Corp. 8.00%, due 5/15/22	11,874,000	12,112,786
Weekley Homes LLC / Weekley Finance Corp.
6.00%, due 2/1/23	26,379,000	25,323,840
6.625%, due 8/15/25	13,399,000	12,064,460

		49,501,086

Entertainment 1.8%
Allen Media LLC / Allen Media Co-Issuer, Inc. 10.50%, due 2/15/28 (e)	22,750,000	16,891,875
Boyne USA, Inc. 7.25%, due 5/1/25 (e)	11,000,000	11,000,000
Churchill Downs, Inc. (e)
4.75%, due 1/15/28	15,830,000	14,737,730
5.50%, due 4/1/27	32,727,000	31,489,265
Eldorado Resorts, Inc. 6.00%, due 4/1/25	6,765,000	6,494,400
International Game Technology PLC 6.25%, due 1/15/27 (e)	22,700,000	22,068,713
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (e)	10,359,000	7,846,942

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Entertainment (continued)
Live Nation Entertainment, Inc. 4.75%, due 10/15/27 (e)	$7,625,000	$6,443,125
Merlin Entertainments PLC 5.75%, due 6/15/26 (e)	32,900,000	31,090,500
Motion Bondco DAC 6.625%, due 11/15/27 (e)	9,575,000	7,564,250
Twin River Worldwide Holdings, Inc. 6.75%, due 6/1/27 (e)	27,465,000	21,834,675
Vail Resorts, Inc. 6.25%, due 5/15/25 (e)	8,200,000	8,456,250

		185,917,725

Food 1.6%
B&G Foods, Inc. 5.25%, due 4/1/25	24,375,000	24,679,688
Ingles Markets, Inc. 5.75%, due 6/15/23	3,206,000	3,206,000
Kraft Heinz Foods Co.
3.95%, due 7/15/25	67,000	70,141
6.50%, due 2/9/40	18,014,000	21,033,222
6.875%, due 1/26/39	32,150,000	38,508,061
7.125%, due 8/1/39 (e)	11,000,000	13,216,291
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (e)	16,324,000	16,813,720
Land O’Lakes, Inc. 6.00%, due 11/15/22 (e)	23,000,000	23,631,580
Nathan’s Famous, Inc. 6.625%, due 11/1/25 (e)	4,000,000	3,860,000
Simmons Foods, Inc. 7.75%, due 1/15/24 (e)	7,000,000	7,280,000
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (e)	14,115,000	14,397,300

		166,696,003

Food Services 0.2%
Aramark Services, Inc. 6.375%, due 5/1/25 (e)	21,440,000	22,297,600

Forest Products & Paper 1.2%
Mercer International, Inc.
5.50%, due 1/15/26	4,000,000	3,550,000
6.50%, due 2/1/24	18,808,000	17,538,460
7.375%, due 1/15/25	21,000,000	20,115,900
Schweitzer-Mauduit International, Inc. 6.875%, due 10/1/26 (e)	15,605,000	15,452,071
Smurfit Kappa Treasury Funding DAC 7.50%, due 11/20/25	52,580,000	62,044,400

		118,700,831

	Principal Amount	Value
Gas 0.8%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.625%, due 5/20/24	$26,531,000	$27,061,620
5.75%, due 5/20/27	18,505,000	18,828,837
5.875%, due 8/20/26	25,075,000	25,531,365
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (e)	17,000,000	13,090,000

		84,511,822

Hand & Machine Tools 0.4%
Colfax Corp. (e)
6.00%, due 2/15/24	12,645,000	12,834,675
6.375%, due 2/15/26	20,090,000	20,716,808
Werner FinCo, L.P. / Werner FinCo, Inc. 8.75%, due 7/15/25 (e)	14,030,000	12,206,100

		45,757,583

Health Care—Products 0.6%
Avanos Medical, Inc. 6.25%, due 10/15/22	22,681,000	22,652,649
Hologic, Inc. (e)
4.375%, due 10/15/25	16,373,000	16,448,316
4.625%, due 2/1/28	5,630,000	5,714,450
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics S.A. 7.25%, due 2/1/28 (e)	13,155,000	11,975,917
Teleflex, Inc. 4.875%, due 6/1/26	6,250,000	6,343,750

		63,135,082

Health Care—Services 4.8%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	12,490,000	11,959,175
6.50%, due 3/1/24	11,195,000	10,747,200
AHP Health Partners, Inc. 9.75%, due 7/15/26 (e)	21,000,000	20,790,000
Catalent Pharma Solutions, Inc. (e)
4.875%, due 1/15/26	10,264,000	10,520,600
5.00%, due 7/15/27	5,000,000	5,100,000
Centene Corp. (e)
4.25%, due 12/15/27	6,200,000	6,486,750
4.625%, due 12/15/29	24,790,000	27,145,050
4.75%, due 1/15/25	16,000,000	16,495,200
5.25%, due 4/1/25	15,310,000	15,960,675
5.375%, due 6/1/26	3,045,000	3,224,046
5.375%, due 8/15/26	4,255,000	4,532,001
Charles River Laboratories International, Inc. 5.50%, due 4/1/26 (e)	5,235,000	5,456,964
Encompass Health Corp.
4.50%, due 2/1/28	11,185,000	11,185,000
4.75%, due 2/1/30	13,290,000	13,291,728
5.75%, due 11/1/24	15,958,000	16,037,790

14	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
HCA, Inc.
3.50%, due 9/1/30	$20,920,000	$19,996,449
5.25%, due 4/15/25	15,000,000	16,742,596
5.25%, due 6/15/26	5,000,000	5,574,816
5.375%, due 2/1/25	26,525,000	28,518,088
5.375%, due 9/1/26	4,170,000	4,514,025
5.625%, due 9/1/28	11,000,000	12,188,880
5.875%, due 5/1/23	7,240,000	7,764,900
5.875%, due 2/15/26	25,000,000	27,945,000
5.875%, due 2/1/29	4,565,000	5,230,577
7.50%, due 12/15/23	1,500,000	1,657,500
7.50%, due 11/6/33	18,975,000	21,584,063
7.58%, due 9/15/25	8,520,000	9,712,800
7.69%, due 6/15/25	31,650,000	36,081,000
8.36%, due 4/15/24	4,524,000	5,225,220
IQVIA, Inc. (e)
5.00%, due 10/15/26	30,113,000	31,016,390
5.00%, due 5/15/27	5,000,000	5,135,950
LifePoint Health, Inc. 6.75%, due 4/15/25 (e)	9,190,000	9,469,376
Molina Healthcare, Inc. 5.375%, due 11/15/22	8,180,000	8,456,075
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.75%, due 12/1/26 (e)	35,490,000	37,974,300
Select Medical Corp. 6.25%, due 8/15/26 (e)	9,950,000	9,582,845

		483,303,029

Holding Company—Diversified 0.3%
Stena International S.A. 6.125%, due 2/1/25 (e)	33,910,000	29,671,250

Home Builders 2.1%
Adams Homes, Inc. 7.50%, due 2/15/25 (e)	13,800,000	12,558,000
Ashton Woods USA LLC / Ashton Woods Finance Co. (e)
6.625%, due 1/15/28	6,000,000	4,890,000
6.75%, due 8/1/25	5,496,000	4,644,120
9.875%, due 4/1/27	10,540,000	10,118,400
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. (e)
4.875%, due 2/15/30	5,000,000	4,106,000
6.25%, due 9/15/27	16,740,000	15,317,100
6.375%, due 5/15/25	6,665,000	6,631,675
Century Communities, Inc.
5.875%, due 7/15/25	4,630,000	4,282,750
6.75%, due 6/1/27	23,305,000	20,042,300

	Principal Amount	Value
Home Builders (continued)
Installed Building Products, Inc. 5.75%, due 2/1/28 (e)	$17,080,000	$16,396,800
M/I Homes, Inc.
4.95%, due 2/1/28 (e)	7,500,000	6,562,500
5.625%, due 8/1/25	6,000,000	5,524,200
Meritage Homes Corp. 5.125%, due 6/6/27	6,015,000	5,744,325
New Home Co., Inc. 7.25%, due 4/1/22	20,030,000	17,426,100
Pultegroup, Inc. 6.375%, due 5/15/33	8,125,000	8,613,719
Shea Homes, L.P. / Shea Homes Funding Corp. (e)
4.75%, due 2/15/28	22,525,000	19,455,968
6.125%, due 4/1/25	24,884,000	23,515,380
Taylor Morrison Communities, Inc. (e)
5.75%, due 1/15/28	6,620,000	5,991,100
5.875%, due 6/15/27	3,420,000	3,146,400
Williams Scotsman International, Inc. 6.875%, due 8/15/23 (e)	12,300,000	12,269,250

		207,236,087

Household Products & Wares 0.8%
Prestige Brands, Inc. (e)
5.125%, due 1/15/28	22,170,000	22,424,955
6.375%, due 3/1/24	44,988,000	46,225,170
Spectrum Brands, Inc.
5.75%, due 7/15/25	11,687,000	11,657,782
6.125%, due 12/15/24	5,000,000	4,950,000

		85,257,907

Insurance 1.1%
American Equity Investment Life Holding Co. 5.00%, due 6/15/27	26,515,000	25,648,746
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	5,435,000	6,482,531
Fidelity & Guaranty Life Holdings, Inc. 5.50%, due 5/1/25 (e)	15,725,000	16,609,531
MGIC Investment Corp. 5.75%, due 8/15/23	28,580,000	28,008,400
Radian Group, Inc. 4.875%, due 3/15/27	5,000,000	4,385,250
USI, Inc. 6.875%, due 5/1/25 (e)	25,170,000	25,232,925

		106,367,383

Internet 2.7%
Cogent Communications Group, Inc. (e)
5.375%, due 3/1/22	7,970,000	8,076,798
5.625%, due 4/15/21	35,015,000	34,839,925

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
Expedia Group, Inc. (e)
6.25%, due 5/1/25	$8,600,000	$8,770,292
7.00%, due 5/1/25	10,415,000	10,596,680
GrubHub Holdings, Inc. 5.50%, due 7/1/27 (e)	11,965,000	11,187,275
Netflix, Inc.
3.625%, due 6/15/25 (e)	10,000,000	10,125,000
4.875%, due 4/15/28	2,000,000	2,126,860
4.875%, due 6/15/30 (e)	10,000,000	10,609,000
5.375%, due 11/15/29 (e)	9,205,000	10,109,852
5.50%, due 2/15/22	22,265,000	23,155,600
5.75%, due 3/1/24	24,961,000	27,142,591
5.875%, due 2/15/25	7,411,000	8,173,147
5.875%, due 11/15/28	32,450,000	36,696,082
Uber Technologies, Inc. 7.50%, due 9/15/27 (e)	16,460,000	16,790,846
VeriSign, Inc.
4.625%, due 5/1/23	6,615,000	6,657,998
4.75%, due 7/15/27	12,480,000	13,293,821
5.25%, due 4/1/25	26,661,000	29,236,453

		267,588,220

Investment Companies 1.2%
Ares Capital Corp. 4.20%, due 6/10/24	5,000,000	4,774,295
Compass Group Diversified Holdings LLC 8.00%, due 5/1/26 (e)	15,650,000	16,354,250
FS Energy & Power Fund 7.50%, due 8/15/23 (e)	65,557,000	42,448,157
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 4.75%, due 9/15/24	9,790,000	9,207,691
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.25%, due 5/15/27	22,370,000	21,251,724
6.25%, due 5/15/26	29,425,000	28,913,593

		122,949,710

Iron & Steel 1.2%
Allegheny Ludlum LLC 6.95%, due 12/15/25	22,688,000	20,419,200
Allegheny Technologies, Inc.
5.875%, due 12/1/27	7,000,000	5,775,000
7.875%, due 8/15/23	4,610,000	4,226,863
Big River Steel LLC / BRS Finance Corp. 7.25%, due 9/1/25 (e)	65,109,000	61,039,688
Mineral Resources, Ltd. 8.125%, due 5/1/27 (e)	31,195,000	32,091,856

		123,552,607

	Principal Amount	Value
Leisure Time 1.0%
Carlson Travel, Inc. (e)
6.75%, due 12/15/23 (f)	$67,516,000	$44,002,203
9.50%, due 12/15/24	47,475,000	19,939,500
Carnival Corp. 11.50%, due 4/1/23 (e)	12,600,000	13,165,025
Sabre GLBL, Inc. 9.25%, due 4/15/25 (e)	5,300,000	5,589,380
Vista Outdoor, Inc. 5.875%, due 10/1/23	16,327,000	15,469,832

		98,165,940

Lodging 2.4%
Boyd Gaming Corp.
4.75%, due 12/1/27 (e)	17,920,000	15,438,080
6.00%, due 8/15/26	29,915,000	27,073,075
6.375%, due 4/1/26	8,300,000	7,475,810
Choice Hotels International, Inc. 5.75%, due 7/1/22	25,470,000	25,353,093
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	23,325,000	22,275,375
5.125%, due 5/1/26	40,515,000	40,000,460
5.375%, due 5/1/25 (e)	5,000,000	4,968,750
5.75%, due 5/1/28 (e)	12,500,000	12,595,000
Hyatt Hotels Corp.
5.375%, due 4/23/25	5,000,000	5,086,200
5.75%, due 4/23/30	8,800,000	9,090,708
Marriott International, Inc.
2.125%, due 10/3/22	10,550,000	9,950,961
3.75%, due 3/15/25	5,000,000	4,751,795
4.15%, due 12/1/23	5,000,000	4,912,928
5.75%, due 5/1/25	24,575,000	25,682,482
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, due 9/15/26	12,406,000	11,754,685
MGM Resorts International
5.50%, due 4/15/27	15,376,000	14,126,700
5.75%, due 6/15/25	4,996,000	4,796,210

		245,332,312

Machinery—Diversified 0.4%
Briggs & Stratton Corp. 6.875%, due 12/15/20	9,000,000	4,590,000
Stevens Holding Co., Inc. 6.125%, due 10/1/26 (e)	14,965,000	14,997,923
Tennant Co. 5.625%, due 5/1/25	21,840,000	21,867,300

		41,455,223

Media 6.3%
Altice Financing S.A. 7.50%, due 5/15/26 (e)	9,690,000	10,101,825
Block Communications, Inc. 4.875%, due 3/1/28 (e)	13,000,000	12,935,000

16	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp. (e)
4.50%, due 8/15/30	$47,430,000	$48,037,104
4.50%, due 5/1/32	23,000,000	22,849,062
4.75%, due 3/1/30	28,935,000	29,432,682
5.00%, due 2/1/28	21,000,000	21,560,438
5.125%, due 5/1/27	41,225,000	42,805,979
5.375%, due 5/1/25	3,025,000	3,101,948
5.375%, due 6/1/29	9,495,000	10,017,320
5.50%, due 5/1/26	825,000	858,091
5.75%, due 2/15/26	31,845,000	33,198,412
5.875%, due 4/1/24	25,215,000	25,908,412
5.875%, due 5/1/27	5,920,000	6,165,310
CSC Holdings LLC (e)
5.375%, due 7/15/23	9,500,000	9,606,875
5.75%, due 1/15/30	31,435,000	32,682,577
6.50%, due 2/1/29	11,075,000	12,098,330
Diamond Sports Group LLC / Diamond Sports Finance Co. (e)
5.375%, due 8/15/26	5,490,000	4,172,400
6.625%, due 8/15/27	6,600,000	3,613,500
DISH DBS Corp.
5.875%, due 7/15/22	24,537,000	24,600,796
6.75%, due 6/1/21	13,200,000	13,147,200
7.75%, due 7/1/26	36,775,000	36,223,375
LCPR Senior Secured Financing DAC 6.75%, due 10/15/27 (e)	52,230,000	54,298,308
Meredith Corp. 6.875%, due 2/1/26	55,920,000	47,923,440
Quebecor Media, Inc. 5.75%, due 1/15/23	31,005,000	32,677,100
Sirius XM Radio, Inc. (e)
4.625%, due 7/15/24	5,000,000	5,098,000
5.00%, due 8/1/27	15,700,000	16,087,631
5.375%, due 7/15/26	6,000,000	6,225,000
5.50%, due 7/1/29	11,590,000	12,222,814
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (a)(b)(c)(d)	20,000,000	18,266,000
TEGNA, Inc. 4.625%, due 3/15/28 (e)	5,000,000	4,481,250
Videotron, Ltd.
5.00%, due 7/15/22	15,949,000	16,387,598
5.375%, due 6/15/24 (e)	17,850,000	18,921,357

		635,705,134

Metal Fabricate & Hardware 1.6%
Advanced Drainage Systems, Inc. 5.00%, due 9/30/27 (e)	8,615,000	8,464,237
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (e)	67,820,000	66,931,558

	Principal Amount	Value
Metal Fabricate & Hardware (continued)
Novelis Corp. 5.875%, due 9/30/26 (e)	$63,380,000	$61,624,374
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (e)	16,445,000	9,620,325
Park-Ohio Industries, Inc. 6.625%, due 4/15/27	16,990,000	12,997,350

		159,637,844

Mining 1.5%
Alcoa Nederland Holding B.V. (e)
6.75%, due 9/30/24	7,910,000	7,829,318
7.00%, due 9/30/26	20,510,000	20,304,900
Arconic Corp. (e)
6.00%, due 5/15/25	14,435,000	14,597,394
6.125%, due 2/15/28	18,600,000	17,437,500
Compass Minerals International, Inc. (e)
4.875%, due 7/15/24	7,000,000	6,868,750
6.75%, due 12/1/27	25,500,000	25,245,000
Constellium S.E. 5.875%, due 2/15/26 (e)	13,000,000	11,992,500
First Quantum Minerals, Ltd. (e)
7.25%, due 4/1/23	25,027,000	22,714,505
7.50%, due 4/1/25	4,000,000	3,488,400
Hecla Mining Co. 7.25%, due 2/15/28	4,350,000	4,252,125
Kaiser Aluminum Corp. 6.50%, due 5/1/25 (e)	6,500,000	6,581,250
Novelis Corp. 4.75%, due 1/30/30 (e)	16,745,000	14,703,784

		156,015,426

Miscellaneous—Manufacturing 0.8%
Amsted Industries, Inc. (e)
4.625%, due 5/15/30	6,000,000	5,520,000
5.625%, due 7/1/27	23,395,000	23,420,734
EnPro Industries, Inc. 5.75%, due 10/15/26	13,849,000	13,502,775
Foxtrot Escrow Issuer LLC / Foxtrot Escrow Corp. 12.25%, due 11/15/26 (e)	19,885,000	16,405,125
Koppers, Inc. 6.00%, due 2/15/25 (e)	26,535,000	21,559,688

		80,408,322

Oil & Gas 6.2%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (e)
7.00%, due 11/1/26	11,790,000	6,602,400
10.00%, due 4/1/22	13,335,000	10,934,700
California Resources Corp. 8.00%, due 12/15/22 (e)	67,570,000	2,364,950

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Callon Petroleum Co. 6.125%, due 10/1/24	$23,000,000	$4,427,500
Comstock Resources, Inc. 9.75%, due 8/15/26	64,495,000	55,788,820
Continental Resources, Inc.
4.50%, due 4/15/23	27,725,000	24,519,297
5.00%, due 9/15/22	6,750,000	6,345,000
CVR Energy, Inc. (e)
5.25%, due 2/15/25	7,000,000	5,740,000
5.75%, due 2/15/28	3,500,000	2,959,285
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (e)	16,000,000	9,040,000
EQT Corp. 6.125%, due 2/1/25	16,099,000	15,334,297
Gulfport Energy Corp.
6.00%, due 10/15/24	50,754,000	25,250,115
6.375%, due 5/15/25	24,354,000	11,451,251
6.375%, due 1/15/26	11,915,000	5,421,325
6.625%, due 5/1/23	7,192,000	3,883,680
Hess Corp. 6.00%, due 1/15/40	5,000,000	4,440,937
Indigo Natural Resources LLC 6.875%, due 2/15/26 (e)	18,620,000	17,316,600
Marathon Oil Corp.
4.40%, due 7/15/27	21,000,000	16,289,339
6.60%, due 10/1/37	3,100,000	2,444,582
6.80%, due 3/15/32	8,000,000	6,645,557
Matador Resources Co. 5.875%, due 9/15/26	13,330,000	6,665,000
Moss Creek Resources Holdings, Inc. 7.50%, due 1/15/26 (e)	12,465,000	4,175,775
Murphy Oil Corp. 6.875%, due 8/15/24	10,590,000	7,518,900
Noble Energy, Inc.
3.85%, due 1/15/28	5,560,000	4,441,762
3.90%, due 11/15/24	6,550,000	5,874,150
4.95%, due 8/15/47	10,000,000	7,142,894
5.05%, due 11/15/44	33,000,000	24,222,681
5.25%, due 11/15/43	5,000,000	3,703,859
6.00%, due 3/1/41	3,500,000	2,784,965
Occidental Petroleum Corp.
2.70%, due 8/15/22	11,350,000	9,874,500
2.70%, due 2/15/23	18,510,000	15,900,090
2.90%, due 8/15/24	8,000,000	6,000,000
3.20%, due 8/15/26	12,000,000	8,640,000
3.40%, due 4/15/26	2,744,000	1,948,240
5.55%, due 3/15/26	30,505,000	23,598,668
6.95%, due 7/1/24	13,950,000	11,991,420

	Principal Amount	Value
Oil & Gas (continued)
Parkland Fuel Corp. (e)
5.875%, due 7/15/27	$11,025,000	$10,584,000
6.00%, due 4/1/26	5,705,000	5,491,062
Parsley Energy LLC / Parsley Finance Corp. (e)
4.125%, due 2/15/28	7,500,000	6,150,000
5.25%, due 8/15/25	6,400,000	5,648,000
5.625%, due 10/15/27	7,475,000	6,391,125
PBF Holding Co. LLC / PBF Finance Corp.
6.00%, due 2/15/28 (e)	30,895,000	21,994,150
7.25%, due 6/15/25	20,125,000	15,093,750
PDC Energy, Inc. 6.125%, due 9/15/24	22,880,000	17,960,800
PetroQuest Energy, Inc. 10.00% (10.00% PIK), due 2/15/24 (a)(b)(c)(g)	21,970,539	2,197
QEP Resources, Inc.
5.25%, due 5/1/23	4,500,000	1,507,500
5.625%, due 3/1/26	19,790,000	6,332,800
6.875%, due 3/1/21	6,000,000	2,880,000
Range Resources Corp.
5.875%, due 7/1/22	9,604,000	8,163,400
9.25%, due 2/1/26 (e)	23,300,000	18,756,500
Rex Energy Corp. (Escrow Claim) 8.00%, due 10/1/20 (b)(d)(h)	124,195,000	931,463
Southwestern Energy Co.
6.20%, due 1/23/25	25,936,000	22,953,360
7.50%, due 4/1/26	25,845,000	23,195,887
7.75%, due 10/1/27	2,500,000	2,175,500
Sunoco, L.P. / Sunoco Finance Corp. 6.00%, due 4/15/27	19,965,000	19,465,875
Talos Production LLC / Talos Production Finance, Inc. 11.00%, due 4/3/22	32,482,348	19,164,585
Transocean Guardian, Ltd. 5.875%, due 1/15/24 (e)	6,095,500	4,663,058
Transocean Poseidon, Ltd. 6.875%, due 2/1/27 (e)	8,000,000	6,280,000
Transocean Sentry, Ltd. 5.375%, due 5/15/23 (e)	10,000,000	7,600,000
Ultra Resources, Inc. 6.875%, due 4/15/22 (e)(h)(i)	28,880,000	14,440
Viper Energy Partners, L.P. 5.375%, due 11/1/27 (e)	6,350,000	5,683,250
Whiting Petroleum Corp. (h)(i)
6.25%, due 4/1/23	9,465,000	922,838
6.625%, due 1/15/26	18,231,000	1,823,100

		623,511,179

18	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services 0.2%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	$44,275,000	$14,168,000
Nine Energy Service, Inc. 8.75%, due 11/1/23 (e)	18,890,000	3,612,713

		17,780,713

Packaging & Containers 0.4%
ARD Finance S.A. 6.50% (6.50% Cash or 7.25% PIK), due 6/30/27 (e)(g)	13,985,000	12,980,877
Cascades, Inc. / Cascades U.S.A., Inc. (e)
5.125%, due 1/15/26	11,306,000	11,306,000
5.375%, due 1/15/28	9,000,000	9,040,500
Matthews International Corp. 5.25%, due 12/1/25 (e)	10,000,000	9,050,000

		42,377,377

Pharmaceuticals 1.2%
Bausch Health Americas, Inc. (e)
8.50%, due 1/31/27	11,915,000	13,135,096
9.25%, due 4/1/26	14,000,000	15,470,000
Bausch Health Cos., Inc. (e)
5.00%, due 1/30/28	10,315,000	9,899,177
5.25%, due 1/30/30	8,735,000	8,647,737
6.125%, due 4/15/25	16,000,000	16,200,000
7.00%, due 1/15/28	7,000,000	7,262,500
7.25%, due 5/30/29	5,000,000	5,335,900
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (e)
6.00%, due 7/15/23	12,521,000	9,385,742
6.00%, due 2/1/25	5,000,000	3,575,000
Par Pharmaceutical, Inc. 7.50%, due 4/1/27 (e)	22,790,000	23,160,337
Vizient, Inc. 6.25%, due 5/15/27 (e)	9,000,000	9,456,300

		121,527,789

Pipelines 4.7%
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	2,956,853
9.625%, due 11/1/21	10,349,000	11,469,684
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp.
5.375%, due 9/15/24	10,720,000	8,361,600
5.75%, due 1/15/28 (e)	14,110,000	10,370,850
Cheniere Corpus Christi Holdings LLC 5.875%, due 3/31/25	12,062,000	12,486,245
Cheniere Energy Partners, L.P.
5.25%, due 10/1/25	14,515,000	13,856,019
5.625%, due 10/1/26	15,530,000	14,840,468

	Principal Amount	Value
Pipelines (continued)
CNX Midstream Partners, L.P. / CNX Midstream Finance Corp. 6.50%, due 3/15/26 (e)	$21,066,000	$17,238,308
Enable Midstream Partners, L.P.
3.90%, due 5/15/24	3,000,000	2,422,150
4.15%, due 9/15/29	2,500,000	1,872,239
4.40%, due 3/15/27	18,530,000	14,359,837
4.95%, due 5/15/28	14,310,000	10,996,507
Hess Midstream Operations L.P. 5.625%, due 2/15/26 (e)	1,000,000	930,000
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 5.00%, due 2/1/28 (e)	9,870,000	8,978,739
MPLX, L.P.
4.875%, due 12/1/24	19,495,000	19,369,062
4.875%, due 6/1/25	14,425,000	14,074,593
6.25%, due 10/15/22 (e)	8,000,000	7,992,574
6.375%, due 5/1/24 (e)	5,000,000	5,102,892
NGPL PipeCo LLC (e)
4.875%, due 8/15/27	16,630,000	16,946,458
7.768%, due 12/15/37	10,630,000	11,706,587
NuStar Logistics, L.P.
6.00%, due 6/1/26	15,000,000	13,500,000
6.75%, due 2/1/21	15,215,000	14,682,475
Oneok Partners, L.P. 6.125%, due 2/1/41	2,000,000	1,826,321
Plains All American Pipeline, L.P. 6.125%, due 11/15/22 (j)(k)	44,328,000	29,714,388
Plains All American Pipeline, L.P. / PAA Finance Corp.
3.65%, due 6/1/22	13,175,000	12,914,174
4.90%, due 2/15/45	4,443,000	3,715,940
Rockies Express Pipeline LLC (e)
3.60%, due 5/15/25	9,000,000	8,122,500
4.80%, due 5/15/30	15,220,000	13,013,100
Ruby Pipeline LLC 6.50%, due 4/1/22 (e)	3,744,545	3,482,572
Sabine Pass Liquefaction LLC 5.875%, due 6/30/26	5,000,000	5,336,886
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. (e)
5.50%, due 9/15/24	26,235,000	19,938,600
6.00%, due 3/1/27	19,000,000	12,635,000
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
5.00%, due 1/15/28	7,000,000	5,845,000
5.50%, due 3/1/30 (e)	22,000,000	18,755,000
5.875%, due 4/15/26	10,090,000	9,045,685
6.50%, due 7/15/27	18,950,000	17,055,000
TransMontaigne Partners, L.P. / TLP Finance Corp. 6.125%, due 2/15/26	19,738,000	15,794,348

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Western Midstream Operating L.P. 5.25%, due 2/1/50	$5,000,000	$3,931,250
Western Midstream Operating, L.P.
3.10%, due 2/1/25	33,100,000	30,203,750
3.95%, due 6/1/25	3,715,000	3,297,062
4.65%, due 7/1/26	5,000,000	4,425,000
4.75%, due 8/15/28	12,000,000	10,571,400
5.30%, due 3/1/48	10,000,000	7,525,000
5.45%, due 4/1/44	5,000,000	3,737,500

		475,399,616

Real Estate 0.9%
CBRE Services, Inc. 5.25%, due 3/15/25	4,405,000	4,819,341
Howard Hughes Corp. 5.375%, due 3/15/25 (e)	23,000,000	22,294,820
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	23,805,000	22,768,292
Newmark Group, Inc. 6.125%, due 11/15/23	31,644,000	29,138,577
Realogy Group LLC / Realogy Co-Issuer Corp. 9.375%, due 4/1/27 (e)	17,000,000	11,900,000

		90,921,030

Real Estate Investment Trusts 4.1%
Crown Castle International Corp.
4.875%, due 4/15/22	2,000,000	2,128,932
5.25%, due 1/15/23	36,935,000	40,312,636
CTR Partnership, L.P. / CareTrust Capital Corp. 5.25%, due 6/1/25	6,575,000	6,566,781
Equinix, Inc.
5.375%, due 5/15/27	55,635,000	59,429,307
5.875%, due 1/15/26	47,725,000	49,567,185
GLP Capital, L.P. / GLP Financing II, Inc.
5.25%, due 6/1/25	10,000,000	9,726,000
5.375%, due 11/1/23	6,000,000	5,820,000
5.375%, due 4/15/26	5,620,000	5,598,925
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (e)
5.25%, due 3/15/22	10,830,000	8,934,750
5.25%, due 10/1/25	4,400,000	3,201,000
5.875%, due 8/1/21	23,834,000	21,093,090
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.
5.625%, due 5/1/24	63,960,000	64,932,832
5.75%, due 2/1/27	25,800,000	26,122,500

	Principal Amount	Value
Real Estate Investment Trusts (continued)
MPT Operating Partnership, L.P. / MPT Finance Corp.
4.625%, due 8/1/29	$11,640,000	$11,574,583
5.00%, due 10/15/27	23,925,000	24,403,500
5.25%, due 8/1/26	5,500,000	5,555,000
Ryman Hospitality Properties, Inc. 4.75%, due 10/15/27 (e)	25,400,000	22,161,500
SBA Communications Corp. 3.875%, due 2/15/27 (e)	8,000,000	8,170,000
VICI Properties, L.P. / VICI Note Co., Inc. (e)
3.50%, due 2/15/25	1,840,000	1,729,600
3.75%, due 2/15/27	16,637,000	15,472,410
4.125%, due 8/15/30	13,980,000	12,721,800
4.625%, due 12/1/29	3,800,000	3,534,000

		408,756,331

Retail 2.9%
1011778 B.C. ULC / New Red Finance, Inc. 5.75%, due 4/15/25 (e)	6,000,000	6,315,000
Asbury Automotive Group, Inc. (e)
4.50%, due 3/1/28	20,097,000	16,875,451
4.75%, due 3/1/30	13,199,000	11,058,782
Beacon Roofing Supply, Inc. 4.875%, due 11/1/25 (e)	19,935,000	17,617,556
Ferrellgas L.P. / Ferrellgas Finance Corp. 10.00%, due 4/15/25 (e)	6,950,000	7,345,455
Group 1 Automotive, Inc. 5.00%, due 6/1/22	10,040,000	9,563,100
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (e)
4.75%, due 6/1/27	12,287,000	12,682,519
5.00%, due 6/1/24	27,355,000	28,189,327
5.25%, due 6/1/26	34,750,000	35,531,875
KGA Escrow, LLC 7.50%, due 8/15/23 (e)	22,555,000	20,468,663
Kohl’s Corp. 9.50%, due 5/15/25	10,650,000	10,949,759
L Brands, Inc. 6.694%, due 1/15/27	8,087,000	5,660,900
Lithia Motors, Inc. 4.625%, due 12/15/27 (e)	2,810,000	2,655,450
Murphy Oil USA, Inc.
4.75%, due 9/15/29	5,000,000	5,148,500
5.625%, due 5/1/27	10,417,000	10,724,822
Nordstrom, Inc. 8.75%, due 5/15/25 (e)	2,000,000	2,138,231
Penske Automotive Group, Inc.
5.375%, due 12/1/24	12,840,000	11,808,948

20	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Penske Automotive Group, Inc. (continued)
5.50%, due 5/15/26	$15,855,000	$14,507,325
5.75%, due 10/1/22	27,491,000	26,253,905
TPro Acquisition Corp. 11.00%, due 10/15/24 (e)	3,500,000	3,368,750
Yum! Brands, Inc. (e)
4.75%, due 1/15/30	31,090,000	31,711,800
7.75%, due 4/1/25	4,500,000	4,926,938

		295,503,056

Software 4.6%
ACI Worldwide, Inc. 5.75%, due 8/15/26 (e)	7,500,000	7,462,500
Ascend Learning LLC 6.875%, due 8/1/25 (e)	27,000,000	26,730,000
Camelot Finance S.A. 4.50%, due 11/1/26 (e)	14,690,000	14,800,175
CDK Global, Inc.
4.875%, due 6/1/27	6,000,000	5,985,000
5.25%, due 5/15/29 (e)	14,500,000	14,790,000
5.875%, due 6/15/26	39,397,000	41,268,357
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, due 3/1/25 (e)	12,500,000	12,221,500
Fair Isaac Corp. (e)
4.00%, due 6/15/28	7,500,000	7,436,250
5.25%, due 5/15/26	14,750,000	15,229,375
MSCI, Inc. (e)
3.625%, due 9/1/30	7,125,000	7,214,063
4.00%, due 11/15/29	30,830,000	32,235,540
4.75%, due 8/1/26	13,290,000	13,891,771
5.375%, due 5/15/27	22,685,000	24,443,088
5.75%, due 8/15/25	41,284,000	43,125,266
Open Text Corp. (e)
3.875%, due 2/15/28	17,385,000	17,037,300
5.875%, due 6/1/26	30,090,000	31,594,500
Open Text Holdings, Inc. 4.125%, due 2/15/30 (e)	21,577,000	20,987,948
PTC, Inc.
3.625%, due 2/15/25 (e)	11,000,000	10,829,500
4.00%, due 2/15/28 (e)	18,969,000	18,589,620
6.00%, due 5/15/24	44,078,000	45,413,563
RP Crown Parent LLC 7.375%, due 10/15/24 (e)	30,015,000	29,489,738
SS&C Technologies, Inc. 5.50%, due 9/30/27 (e)	22,095,000	22,647,375

		463,422,429

	Principal Amount	Value
Telecommunications 7.1%
Altice France S.A. 7.375%, due 5/1/26 (e)	$28,300,000	$29,573,500
CenturyLink, Inc.
5.80%, due 3/15/22	28,940,000	29,632,751
6.45%, due 6/15/21	10,000,000	10,234,500
CommScope Technologies LLC 6.00%, due 6/15/25 (e)	5,514,000	4,906,909
CommScope, Inc. 8.25%, due 3/1/27 (e)	27,815,000	26,660,678
Connect Finco SARL / Connect U.S. Finco LLC 6.75%, due 10/1/26 (e)	50,240,000	47,602,400
Frontier Communications Corp. (h)(i)
6.25%, due 9/15/21	5,000,000	1,300,000
10.50%, due 9/15/22	15,000,000	4,608,000
11.00%, due 9/15/25	5,000,000	1,548,500
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	21,850,000	23,051,750
6.625%, due 8/1/26	19,275,000	20,547,150
7.625%, due 6/15/21	18,000,000	18,692,820
Level 3 Financing, Inc. 5.375%, due 5/1/25	31,477,000	31,700,487
QualityTech, L.P. / QTS Finance Corp. 4.75%, due 11/15/25 (e)	26,321,000	26,485,506
Sprint Capital Corp. 6.875%, due 11/15/28	104,520,000	125,878,662
Sprint Communications, Inc. 9.25%, due 4/15/22	3,524,000	3,876,400
Sprint Corp.
7.25%, due 9/15/21	4,185,000	4,389,019
7.875%, due 9/15/23	46,900,000	52,708,565
T-Mobile USA, Inc.
4.00%, due 4/15/22	3,000,000	3,067,500
4.50%, due 4/15/50 (e)	30,000,000	35,112,000
4.75%, due 2/1/28	31,435,000	33,007,379
5.125%, due 4/15/25	28,045,000	28,395,562
5.375%, due 4/15/27	33,000,000	34,901,130
6.00%, due 4/15/24	15,315,000	15,615,174
6.375%, due 3/1/25	37,982,000	38,979,027
6.50%, due 1/15/24	16,485,000	16,854,264
6.50%, due 1/15/26	46,900,000	49,538,125

		718,867,758

Textiles 0.2%
Eagle Intermediate Global Holding B.V. / Ruyi U.S. Finance LLC 7.50%, due 5/1/25 (e)	33,344,000	18,339,200

Toys, Games & Hobbies 0.8%
Mattel, Inc. (e)
5.875%, due 12/15/27	19,550,000	19,026,060

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Toys, Games & Hobbies (continued)
Mattel, Inc. (continued)
6.75%, due 12/31/25	$56,645,000	$57,494,675

		76,520,735

Transportation 0.1%
Teekay Corp. 9.25%, due 11/15/22 (e)	6,000,000	5,880,000

Trucking & Leasing 0.2%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (e)	18,100,000	16,356,065

Total Corporate Bonds (Cost $9,464,657,337)		8,809,129,076

Loan Assignments 2.4%
Automobile 0.2%
Dealer Tire LLC 2020 Term Loan B 4.654% (1 Month LIBOR + 4.25%), due 12/12/25 (l)	19,451,250	17,019,844

Beverage, Food & Tobacco 0.3%
United Natural Foods, Inc. Term Loan B 4.654% (1 Month LIBOR + 4.25%), due 10/22/25 (l)	28,345,348	25,520,932

Chemicals, Plastics & Rubber 0.1%
SCIH Salt Holdings Inc. Term Loan B 5.50% (3 Month LIBOR + 4.50%), due 3/16/27 (l)	13,000,000	12,220,000

Containers, Packaging & Glass 0.1%
Neenah Foundry Co. (l)
2017 Term Loan 7.203% (2 Month LIBOR + 6.50%), due 12/13/22	4,976,639	4,230,143
2017 Term Loan 7.756% (2 Month LIBOR + 6.50%), due 12/13/22	4,155,398	3,532,088

		7,762,231

Electronics 0.2%
RP Crown Parent LLC 2016 Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 10/12/23 (l)	19,760,048	18,870,846

	Principal Amount	Value
Finance 0.1%
Jefferies Finance LLC 2019 Term Loan 3.688% (1 Month LIBOR + 3.25%), due 6/3/26 (l)	$9,925,000	$8,783,625

Healthcare, Education & Childcare 0.3%
Ascend Learning LLC 2017 Term Loan B 4.00% (1 Month LIBOR + 3.00%), due 7/12/24 (l)	5,941,605	5,523,839
Jaguar Holding Co. II 2018 Term Loan 2.904% (1 Month LIBOR + 2.50%), due 8/18/22 (l)	14,815,955	14,505,738
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B 4.154% (1 Month LIBOR + 3.75%), due 11/17/25 (l)	10,000,000	9,235,000

		29,264,577

Insurance 0.1%
USI, Inc. 2017 Repriced Term Loan 3.404% (1 Month LIBOR + 3.00%), due 5/16/24 (l)	14,633,778	13,694,772

Iron & Steel 0.0%‡
Big River Steel LLC Term Loan B 6.45% (3 Month LIBOR + 5.00%), due 8/23/23 (l)	4,000,000	3,460,000

Leisure, Amusement, Motion Pictures & Entertainment 0.1%
NASCAR Holdings, Inc. Term Loan B 3.375% (1 Month LIBOR + 2.75%), due 10/19/26 (l)	5,661,702	5,242,130

Manufacturing 0.1%
Adient U.S. LLC (l)
Term Loan B 5.45% (3 Month LIBOR + 4.00%), due 5/6/24	5,023,130	4,505,120
Term Loan B 5.742% (3 Month LIBOR + 4.00%), due 5/6/24	1,668,758	1,496,667

		6,001,787

22	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Media 0.1%
Allen Media LLC 2020 Term Loan B 7.231% (3 Month LIBOR + 5.50%), due 2/10/27 (l)	$10,000,000	$8,750,000
Coral-U.S. Co-Borrower LLC 2020 Term Loan B5 2.654% (1 Month LIBOR + 2.25%), due 1/31/28 (l)	5,000,000	4,676,560

		13,426,560

Oil & Gas 0.1%
PetroQuest Energy, Inc. Term Loan Note 10.013%, due 11/8/23 (a)(b)(c)	16,889,788	13,849,627

Personal, Food & Miscellaneous Services 0.0%‡
1011778 B.C. Unlimited Liability Co. Term Loan B4 2.154% (1 Month LIBOR + 1.75%), due 11/19/26 (l)	4,538,322	4,255,621

Retail Store 0.6%
Bass Pro Group LLC Term Loan B 6.072% (1 Month LIBOR + 5.00%), due 9/25/24 (l)	70,539,688	58,512,671

Total Loan Assignments (Cost $262,735,048)		237,885,223

Total Long-Term Bonds (Cost $9,769,725,310)		9,088,700,490

	Shares
Common Stocks 1.1%
Auto Parts & Equipment 0.0%‡
ATD New Holdings, Inc. (b)(c)(m)	142,545	2,084,721
Exide Technologies (a)(b)(c)(d)(m)	24,179,087	0

		2,084,721

Electric Utilities 0.0%‡
Keycon Power Holdings LLC (a)(b)(c)(m)	38,680	439,792

Independent Power & Renewable Electricity Producers 0.7%
GenOn Energy, Inc. (d)(m)	386,241	71,454,585
PetroQuest Energy, Inc. (a)(b)(c)	2,314,883	0

		71,454,585

Media 0.0%‡
ION Media Networks, Inc. (a)(b)(c)(d)(m)	2,287	862,656

	Shares	Value
Metals & Mining 0.1%
Neenah Enterprises, Inc. (a)(b)(c)(m)	720,961	$9,235,510

Oil, Gas & Consumable Fuels 0.3%
Talos Energy, Inc. (m)	2,074,193	23,625,058
Titan Energy LLC (b)(m)	91,174	3,419

		23,628,477

Software 0.0%‡
ASG Corp. (a)(b)(c)(m)	12,502	0

Total Common Stocks (Cost $239,782,972)		107,705,741

Exchange-Traded Funds (m) 0.5%
iShares Gold Trust	1,509,000	24,309,990
SPDR Gold Shares	177,786	28,232,417

Total Exchange-Traded Funds (Cost $41,932,580)		52,542,407

Short-Term Investments 7.1%
Unaffiliated Investment Company 7.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (n)	709,786,217	709,786,217
State Street Navigator Securities Lending Government Money Market Portfolio, 0.19% (n)(o)	1,093,215	1,093,215

Total Short-Term Investments (Cost $710,879,432)		710,879,432

Total Investments (Cost $10,762,320,294)	98.9%	9,959,828,070
Other Assets, Less Liabilities	1.1	113,619,588
Net Assets	100.0%	$10,073,447,658

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Illiquid security—As of April 30, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $124,456,382, which represented 1.2% of the Fund’s net assets.

(c)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2020, the total market value of fair valued securities was $113,684,534, which represented 1.1% of the Fund’s net assets.

(d)	Restricted security. (See Note 5)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(f)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $6,448,504; the total market value of collateral held by the Fund was $6,554,590. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $5,461,375 (See Note 2(H)).

(g)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(h)	Issue in non-accrual status.

(i)	Issue in default.
(j)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2020.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	Floating rate—Rate shown was the rate in effect as of April 30, 2020.

(m)	Non-income producing security.

(n)	Current yield as of April 30, 2020.

(o)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$41,674,412	$11,779	$41,686,191
Corporate Bonds (c)	—	8,721,928,627	87,200,449	8,809,129,076
Loan Assignments (d)	—	224,035,596	13,849,627	237,885,223

Total Long-Term Bonds	—	8,987,638,635	101,061,855	9,088,700,490

Common Stocks (e)	23,628,477	73,539,306	10,537,958	107,705,741
Exchange-Traded Funds	52,542,407	—	—	52,542,407
Short-Term Investments
Unaffiliated Investment Companies	710,879,432	—	—	710,879,432

Total Investments in Securities	$787,050,316	$9,061,177,941	$111,599,813	$9,959,828,070

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $11,779 is held in Mining within the Convertible Bonds section of the Portfolio of Investments.

(c)

The Level 3 securities valued at $68,932,252, $18,266,000 and $2,197 are held in Auto Parts & Equipment, Media and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $13,849,627 is held in Oil and Gas within the Loan Assignments section of the Portfolio Investments.

(e)

The Level 3 securities valued at $0, $439,792, $0, $862,656, $9,235,510 and $0 are held in Auto Parts & Equipment, Electric Utilities, Independent Power & Renewable Electricity Producers, Media, Metals & Mining and Software, respectively, within the Common Stocks section of the Portfolio of Investments.

24	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2020
Long-Term Bonds
Convertible Bonds	$27,739,709	$334,895	$—	$2,626,906	$2,577,296		$(33,267,027)	$—	$—	$11,779	$(315)
Corporate Bonds	156,761,758	(761,225)	—	(75,170,695)	6,370,611	(a)	—	—	—	87,200,449	(75,170,695)
Loan Assignments	16,636,467	—	—	(3,040,161)	253,321		—	—	—	13,849,627	(3,040,161)
Common Stocks	21,695,317	—		(52,407,961)	33,637,862		—	11,604,000	(3,991,260)	10,537,958	(52,407,961)

Total	$222,833,251	$(426,330)	$—	$(127,991,911)	$42,839,090		$(33,267,027)	$11,604,000	$(3,991,260)	$111,599,813	$(130,619,132)

(a)	Purchases include PIK securities.

As of April 30, 2020, a Common Stock with a market value of $3,991,260 transferred from Level 3 to Level 2 as the the fair value obtained for this Common Stock utilized significant other observable inputs. As of October 31, 2019, the fair value obtained for this Common Stock utilized significant unobservable inputs.

As of April 30, 2020, a Common Stock with a market value of $11,604,000 transferred from Level 1 to Level 3 as the the fair value obtained for this Common Stock utilized significant unobservable inputs. As of October 31, 2019, the fair value obtained for this Common Stock, as determined by an independent pricing service, utilized significant observable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $10,762,320,294) including securities on loan of $6,448,504	$9,959,828,070
Due from custodian	461,504
Receivables:
Interest	159,939,721
Fund shares sold	26,346,476
Investment securities sold	25,853,896
Securities lending	1,241
Other assets	420,692

Total assets	10,172,851,600

Liabilities
Cash collateral received for securities on loan	1,093,215
Payables:
Investment securities purchased	66,016,780
Fund shares redeemed	20,379,051
Manager (See Note 3)	4,316,794
Transfer agent (See Note 3)	1,922,299
NYLIFE Distributors (See Note 3)	953,243
Shareholder communication	819,278
Professional fees	100,430
Custodian	19,716
Trustees	12,503
Accrued expenses	130,102
Dividend payable	3,640,531

Total liabilities	99,403,942

Net assets	$10,073,447,658

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$19,832,633
Additional paid-in capital	11,160,122,179

11,179,954,812
Total distributable earnings (loss)	(1,106,507,154)

Net assets	$10,073,447,658

Class A
Net assets applicable to outstanding shares	$3,138,221,734

Shares of beneficial interest outstanding	617,590,597

Net asset value per share outstanding	$5.08
Maximum sales charge (4.50% of offering price)	0.24

Maximum offering price per share outstanding	$5.32

Investor Class
Net assets applicable to outstanding shares	$144,209,696

Shares of beneficial interest outstanding	28,160,962

Net asset value per share outstanding	$5.12
Maximum sales charge (4.50% of offering price)	0.24

Maximum offering price per share outstanding	$5.36

Class B
Net assets applicable to outstanding shares	$50,279,992

Shares of beneficial interest outstanding	9,939,102

Net asset value and offering price per share outstanding	$5.06

Class C
Net assets applicable to outstanding shares	$315,344,243

Shares of beneficial interest outstanding	62,307,419

Net asset value and offering price per share outstanding	$5.06

Class I
Net assets applicable to outstanding shares	$3,142,554,751

Shares of beneficial interest outstanding	618,141,420

Net asset value and offering price per share outstanding	$5.08

Class R1
Net assets applicable to outstanding shares	$45,504

Shares of beneficial interest outstanding	8,968

Net asset value and offering price per share outstanding	$5.07

Class R2
Net assets applicable to outstanding shares	$11,954,894

Shares of beneficial interest outstanding	2,352,185

Net asset value and offering price per share outstanding	$5.08

Class R3
Net assets applicable to outstanding shares	$1,438,321

Shares of beneficial interest outstanding	283,343

Net asset value and offering price per share outstanding	$5.08

Class R6
Net assets applicable to outstanding shares	$3,269,398,523

Shares of beneficial interest outstanding	644,479,257

Net asset value and offering price per share outstanding	$5.07

26	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$298,038,804
Dividends	20,829,977
Securities lending	24,023
Other	254

Total income	318,893,058

Expenses
Manager (See Note 3)	26,174,111
Distribution/Service—Class A (See Note 3)	4,121,593
Distribution/Service—Investor Class (See Note 3)	192,552
Distribution/Service—Class B (See Note 3)	289,850
Distribution/Service—Class C (See Note 3)	1,750,655
Distribution/Service—Class R2 (See Note 3)	16,491
Distribution/Service—Class R3 (See Note 3)	3,504
Transfer agent (See Note 3)	5,842,509
Shareholder communication	879,815
Professional fees	334,971
Registration	187,619
Trustees	114,658
Custodian	42,519
Shareholder service (See Note 3)	7,320
Miscellaneous	181,656

Total expenses	40,139,823

Net investment income (loss)	278,753,235

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(8,177,584)
Net change in unrealized appreciation (depreciation) on investments	(856,389,757)

Net realized and unrealized gain (loss) on investments	(864,567,341)

Net increase (decrease) in net assets resulting from operations	$(585,814,106)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$278,753,235	$488,798,531
Net realized gain (loss) on investments	(8,177,584)	(93,603,555)
Net change in unrealized appreciation (depreciation) on investments	(856,389,757)	274,010,854

Net increase (decrease) in net assets resulting from operations	(585,814,106)	669,205,830

Distributions to shareholders:
Class A	(96,051,361)	(174,086,103)
Investor Class	(4,435,949)	(8,349,190)
Class B	(1,430,534)	(3,177,793)
Class C	(8,687,035)	(19,959,506)
Class I	(100,133,198)	(180,095,815)
Class R1	(1,419)	(2,575)
Class R2	(375,345)	(634,929)
Class R3	(39,061)	(42,832)
Class R6	(81,125,703)	(106,629,614)

	(292,279,605)	(492,978,357)

Distributions to shareholders from return of capital:
Class A	—	(14,976,081)
Investor Class	—	(718,255)
Class B	—	(273,376)
Class C	—	(1,717,054)
Class I	—	(15,493,078)
Class R1	—	(221)
Class R2	—	(54,621)
Class R3	—	(3,685)
Class R6	—	(9,173,011)

	—	(42,409,382)

Total distributions to shareholders	(292,279,605)	(535,387,739)

Capital share transactions:
Net proceeds from sale of shares	3,037,809,870	4,156,205,964
Net asset value of shares issued to shareholders in reinvestment of distributions	268,849,807	485,322,513
Cost of shares redeemed	(2,007,905,423)	(3,830,355,865)

Increase (decrease) in net assets derived from capital share transactions	1,298,754,254	811,172,612

Net increase (decrease) in net assets	420,660,543	944,990,703

Net Assets
Beginning of period	9,652,787,115	8,707,796,412

End of period	$10,073,447,658	$9,652,787,115

28	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$5.61		$5.52	$5.77	$5.74	$5.57	$5.93

Net investment income (loss) (a)	0.15		0.29	0.29	0.30	0.33	0.31

Net realized and unrealized gain (loss) on investments	(0.52)		0.12	(0.22)	0.09	0.20	(0.31)

Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00 ‡	—

Total from investment operations	(0.37)		0.41	0.07	0.39	0.53	0.00 ‡

Less distributions:

From net investment income	(0.16)		(0.29)	(0.29)	(0.31)	(0.34)	(0.31)

Return of capital	—		(0.03)	(0.03)	(0.05)	(0.02)	(0.05)

Total distributions	(0.16)		(0.32)	(0.32)	(0.36)	(0.36)	(0.36)

Net asset value at end of period	$5.08		$5.61	$5.52	$5.77	$5.74	$5.57

Total investment return (b)	(6.75%)		7.58%	1.29%	6.91%	9.96%	0.06%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.66	% ††	5.21%	5.15%	5.25%	5.98%	5.45%

Net expenses (c)	0.99	% ††	0.99%	0.99%	0.97%	0.95%	0.96%

Portfolio turnover rate	19%		30%	30%	43%	41%	38%

Net assets at end of period (in 000’s)	$3,138,222		$3,405,587	$3,290,659	$3,683,113	$3,551,864	$3,364,517

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$5.65		$5.57	$5.82	$5.79	$5.62	$5.99

Net investment income (loss) (a)	0.15		0.29	0.29	0.30	0.33	0.31

Net realized and unrealized gain (loss) on investments	(0.52)		0.11	(0.22)	0.09	0.20	(0.31)

Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00 ‡	—

Total from investment operations	(0.37)		0.40	0.07	0.39	0.53	(0.00)‡

Less distributions:

From net investment income	(0.16)		(0.29)	(0.29)	(0.31)	(0.34)	(0.32)

Return of capital	—		(0.03)	(0.03)	(0.05)	(0.02)	(0.05)

Total distributions	(0.16)		(0.32)	(0.32)	(0.36)	(0.36)	(0.37)

Net asset value at end of period	$5.12		$5.65	$5.57	$5.82	$5.79	$5.62

Total investment return (b)	(6.70%)		7.33%	1.29%	6.90%	9.91%	(0.07%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.58	% ††	5.15%	5.12%	5.21%	5.90%	5.39%

Net expenses (c)	1.07	% ††	1.05%	1.03%	1.02%	1.03%	1.02%

Portfolio turnover rate	19%		30%	30%	43%	41%	38%

Net assets at end of period (in 000’s)	$144,210		$162,260	$159,970	$167,139	$287,493	$282,451

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$5.58		$5.50	$5.74	$5.71	$5.54	$5.90

Net investment income (loss) (a)	0.13		0.24	0.25	0.26	0.28	0.27

Net realized and unrealized gain (loss) on investments	(0.51)		0.11	(0.21)	0.08	0.20	(0.32)

Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00 ‡	—

Total from investment operations	(0.38)		0.35	0.04	0.34	0.48	(0.05)

Less distributions:

From net investment income	(0.14)		(0.25)	(0.26)	(0.27)	(0.29)	(0.26)

Return of capital	—		(0.02)	(0.02)	(0.04)	(0.02)	(0.05)

Total distributions	(0.14)		(0.27)	(0.28)	(0.31)	(0.31)	(0.31)

Net asset value at end of period	$5.06		$5.58	$5.50	$5.74	$5.71	$5.54

Total investment return (b)	(7.01%)		6.52%	0.64%	6.06%	8.85%	(0.60%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.85	% ††	4.41%	4.37%	4.47%	5.16%	4.64%

Net expenses (c)	1.82	% ††	1.80%	1.78%	1.77%	1.78%	1.77%

Portfolio turnover rate	19%		30%	30%	43%	41%	38%

Net assets at end of period (in 000’s)	$50,280		$63,517	$81,221	$108,263	$132,509	$139,683

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$5.59		$5.50	$5.74	$5.72	$5.55	$5.90

Net investment income (loss) (a)	0.13		0.24	0.25	0.26	0.28	0.27

Net realized and unrealized gain (loss) on investments	(0.52)		0.12	(0.21)	0.07	0.20	(0.31)

Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00 ‡	—

Total from investment operations	(0.39)		0.36	0.04	0.33	0.48	(0.04)

Less distributions:

From net investment income	(0.14)		(0.25)	(0.26)	(0.27)	(0.29)	(0.26)

Return of capital	—		(0.02)	(0.02)	(0.04)	(0.02)	(0.05)

Total distributions	(0.14)		(0.27)	(0.28)	(0.31)	(0.31)	(0.31)

Net asset value at end of period	$5.06		$5.59	$5.50	$5.74	$5.72	$5.55

Total investment return (b)	(7.18%)		6.71%	0.64%	5.87%	9.04%	(0.60%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.84	% ††	4.41%	4.36%	4.45%	5.15%	4.64%

Net expenses (c)	1.82	% ††	1.80%	1.78%	1.77%	1.78%	1.77%

Portfolio turnover rate	19%		30%	30%	43%	41%	38%

Net assets at end of period (in 000’s)	$315,344		$373,760	$550,819	$676,463	$678,364	$679,392

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

30	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$5.61		$5.53	$5.78	$5.75	$5.58	$5.94

Net investment income (loss) (a)	0.16		0.30	0.31	0.32	0.34	0.33

Net realized and unrealized gain (loss) on investments	(0.52)		0.11	(0.22)	0.08	0.20	(0.31)

Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00 ‡	—

Total from investment operations	(0.36)		0.41	0.09	0.40	0.54	0.02

Less distributions:

From net investment income	(0.17)		(0.30)	(0.31)	(0.32)	(0.35)	(0.33)

Return of capital	—		(0.03)	(0.03)	(0.05)	(0.02)	(0.05)

Total distributions	(0.17)		(0.33)	(0.34)	(0.37)	(0.37)	(0.38)

Net asset value at end of period	$5.08		$5.61	$5.53	$5.78	$5.75	$5.58

Total investment return (b)	(6.62%)		7.68%	1.57%	7.17%	10.23%	0.32%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.91	% ††	5.45%	5.40%	5.51%	6.23%	5.70%

Net expenses (c)	0.74	% ††	0.74%	0.74%	0.72%	0.70%	0.71%

Portfolio turnover rate	19%		30%	30%	43%	41%	38%

Net assets at end of period (in 000’s)	$3,142,555		$3,451,487	$3,709,306	$4,067,560	$5,313,266	$4,844,891

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class R1	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$5.60		$5.52	$5.77	$5.74	$5.57	$5.93

Net investment income (loss) (a)	0.16		0.30	0.30	0.32	0.34	0.32

Net realized and unrealized gain (loss) on investments	(0.53)		0.11	(0.22)	0.07	0.19	(0.31)

Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00 ‡	—

Total from investment operations	(0.37)		0.41	0.08	0.39	0.53	0.01

Less distributions:

From net investment income	(0.16)		(0.30)	(0.30)	(0.31)	(0.34)	(0.32)

Return of capital	—		(0.03)	(0.03)	(0.05)	(0.02)	(0.05)

Total distributions	(0.16)		(0.33)	(0.33)	(0.36)	(0.36)	(0.37)

Net asset value at end of period	$5.07		$5.60	$5.52	$5.77	$5.74	$5.57

Total investment return (b)	(6.68%)		7.58%	1.46%	7.07%	10.13%	0.21%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.86	% ††	5.36%	5.25%	5.48%	6.11%	5.60%

Net expenses (c)	0.84	% ††	0.84%	0.84%	0.82%	0.80%	0.81%

Portfolio turnover rate	19%		30%	30%	43%	41%	38%

Net assets at end of period (in 000’s)	$46		$53	$72	$37	$59	$39

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R2	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$5.61		$5.52	$5.77	$5.74	$5.57	$5.93

Net investment income (loss) (a)	0.15		0.28	0.29	0.30	0.32	0.31

Net realized and unrealized gain (loss) on investments	(0.52)		0.12	(0.22)	0.08	0.20	(0.31)

Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00 ‡	—

Total from investment operations	(0.37)		0.40	0.07	0.38	0.52	(0.00)‡

Less distributions:

From net investment income	(0.16)		(0.29)	(0.29)	(0.30)	(0.33)	(0.31)

Return of capital	—		(0.02)	(0.03)	(0.05)	(0.02)	(0.05)

Total distributions	(0.16)		(0.31)	(0.32)	(0.35)	(0.35)	(0.36)

Net asset value at end of period	$5.08		$5.61	$5.52	$5.77	$5.74	$5.57

Total investment return (b)	(6.79%)		7.49%	1.20%	6.80%	9.83%	(0.04%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.56	% ††	5.10%	5.06%	5.16%	5.89%	5.35%

Net expenses (c)	1.09	% ††	1.09%	1.09%	1.07%	1.05%	1.06%

Portfolio turnover rate	19%		30%	30%	43%	41%	38%

Net assets at end of period (in 000’s)	$11,955		$13,866	$11,116	$9,562	$10,917	$10,084

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,			February 29, 2016^ through October 31,

Class R3	2020*		2019	2018	2017	2016

Net asset value at beginning of period	$5.60		$5.52	$5.77	$5.74	$5.17

Net investment income (loss) (a)	0.14		0.27	0.27	0.28	0.20

Net realized and unrealized gain (loss) on investments	(0.51)		0.11	(0.22)	0.09	0.60

Total from investment operations	(0.37)		0.38	0.05	0.37	0.80

Less distributions:

From net investment income	(0.15)		(0.28)	(0.28)	(0.29)	(0.21)

Return of capital	—		(0.02)	(0.02)	(0.05)	(0.02)

Total distributions	(0.15)		(0.30)	(0.30)	(0.34)	(0.23)

Net asset value at end of period	$5.08		$5.60	$5.52	$5.77	$5.74

Total investment return (b)	(6.75%)		7.03%	0.96%	6.58%	15.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.25	% ††	4.84%	4.77%	4.81%	5.40%††

Net expenses (c)	1.34	% ††	1.34%	1.34%	1.32%	1.30%††

Portfolio turnover rate	19%		30%	30%	43%	41%

Net assets at end of period (in 000’s)	$1,438		$1,281	$606	$392	$130

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R6	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$5.60		$5.52	$5.77	$5.74	$5.58	$5.94

Net investment income (loss) (a)	0.16		0.31	0.31	0.32	0.35	0.34

Net realized and unrealized gain (loss) on investments	(0.52)		0.11	(0.21)	0.09	0.19	(0.31)

Total from investment operations	(0.36)		0.42	0.10	0.41	0.54	0.03

Less distributions:

From net investment income	(0.17)		(0.31)	(0.32)	(0.33)	(0.36)	(0.34)

Return of capital	—		(0.03)	(0.03)	(0.05)	(0.02)	(0.05)

Total distributions	(0.17)		(0.34)	(0.35)	(0.38)	(0.38)	(0.39)

Net asset value at end of period	$5.07		$5.60	$5.52	$5.77	$5.74	$5.58

Total investment return (b)	(6.57%)		7.84%	1.71%	7.36%	10.24%	0.50%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.98	% ††	5.60%	5.54%	5.45%	6.23%	5.84%

Net expenses (c)	0.58	% ††	0.58%	0.58%	0.58%	0.58%	0.58%

Portfolio turnover rate	19%		30%	30%	43%	41%	38%

Net assets at end of period (in 000’s)	$3,269,399		$2,180,977	$904,028	$1,668,163	$53,712	$15,017

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Corporate Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on June 17, 2013. Class R3 shares commenced operations on February 29, 2016.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The

34	MainStay MacKay High Yield Corporate Bond Fund

Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the

35

Notes to Financial Statements (Unaudited) (continued)

relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 4/30/20*	Valuation Technique	Unobservable Inputs	Inputs/Range

Convertible Bond	$11,779	Income Approach	Spread Adjustment	12.75%

Corporate Bonds	29,120,870	Income Approach	Spread Adjustment	9.93%

	37,887,559	Market Approach	Implied Enterprise Value	$516.4m–$634.9m

	1,923,823	Market Approach	Implied Enterprise Value	$516.4m–$634.9m

			Median historic recovery rate for all other subordinate bonds	11.00%

	2,197	Market Approach	Implied natural gas price	$2.00

Loan Assignment	13,849,627	Market Approach	Implied natural gas price	$2.00

Common Stocks	0	Market Approach	Implied Value Based on Waterfall Coverage Analysis	$0.00

	439,792	Market Approach	Ownership % of equity interest	16.56%–39.7%

	0	Market Approach	Implied natural gas price	$2.00

	862,656	Market Approach	EBITDA Multiple	5.50x

	9,235,510	Market Approach	EBITDA Multiple	5.75x

	0	Qualitative Assessment		$0.00

	$93,333,813

*

The table above does not include a Level 3 investment that was valued by a broker. As of April 30, 2020, the value of this investment was $18,266,000. The input for this investment was not readily available or cannot be reasonably estimated.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the

36	MainStay MacKay High Yield Corporate Bond Fund

Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2020, and can change at any time. Illiquid investments as of April 30, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally

37

Notes to Financial Statements (Unaudited) (continued)

have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2020, the Fund did not hold any unfunded commitments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $6,448,504; the total market value of collateral held by the Fund was $6,554,590. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $5,461,375 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,093,215.

(I)  Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(J)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value.

38	MainStay MacKay High Yield Corporate Bond Fund

Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; 0.49% from $10 billion to $15 billion; and 0.48% in excess of

$15 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the six-month period ended April 30, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.54% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $26,174,111 and paid the Subadvisor in the amount of $12,839,786.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a

39

Notes to Financial Statements (Unaudited) (continued)

monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$23
Class R2	6,596
Class R3	701

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $357,647 and $38,995, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2020, of $19,091, $14,250 and $11,652, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived
Class A	$2,568,696	$—
Investor Class	185,018	—
Class B	69,501	—
Class C	420,079	—
Class I	2,538,051	—
Class R1	37	—
Class R2	10,273	—
Class R3	1,094	—
Class R6	49,760	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$475,299	0.0	%‡
Class R1	35,235	77.4

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$10,764,299,398	$248,092,714	$(1,052,564,042)	$(804,471,328)

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $269,666,525 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or have expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$19,612	$250,054

40	MainStay MacKay High Yield Corporate Bond Fund

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Distributions paid from:
Ordinary Income	$492,978,357
Return of Capital	42,409,382
Total	$535,387,739

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

As of April 30, 2020, the Fund held the following restricted securities.

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	4/30/20 Value	Percent of Net Assets
Aleris International, Inc. Convertible Bond 6.00%, due 6/1/20	7/6/10	$11,797	$11,705	$11,779	0.0	%‡
Exide Technologies Common Stock	4/30/15-12/2/19	24,179,087	93,668,519	—	0.0	‡
GenOn Energy, Inc. Common Stock	12/14/2018	386,241	43,250,890	71,454,585	0.7
ION Media Networks, Inc. Common Stock	3/12/10-9/29/17	2,287	13,572	862,656	0.0	‡
Rex Energy Corp. (Escrow Claim) Corporate Bond 8.00%, due 10/1/20	10/03/2018	$124,195,000	—	931,463	0.0	‡

Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$20,000,000	19,776,909	18,266,000	0.2
Total			$156,721,595	$91,526,483	0.9%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

41

Notes to Financial Statements (Unaudited) (continued)

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $2,635,002 and $1,774,401, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	89,528,372	$469,371,054
Shares issued to shareholders in reinvestment of distributions	15,273,567	82,277,375
Shares redeemed	(95,576,762)	(504,537,460)

Net increase (decrease) in shares outstanding before conversion	9,225,177	47,110,969
Shares converted into Class A (See Note 1)	3,449,865	18,754,702
Shares converted from Class A (See Note 1)	(2,244,445)	(12,527,605)

Net increase (decrease)	10,430,597	$53,338,066

Year ended October 31, 2019:
Shares sold	109,026,669	$609,230,133
Shares issued to shareholders in reinvestment of distributions	29,125,162	161,795,187
Shares redeemed	(135,631,071)	(754,132,210)

Net increase (decrease) in shares outstanding before conversion	2,520,760	16,893,110
Shares converted into Class A (See Note 1)	11,659,035	64,979,916
Shares converted from Class A (See Note 1)	(2,901,647)	(16,231,977)

Net increase (decrease)	11,278,148	$65,641,049

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	1,961,974	$10,745,651
Shares issued to shareholders in reinvestment of distributions	777,775	4,223,238
Shares redeemed	(2,014,890)	(10,893,153)

Net increase (decrease) in shares outstanding before conversion	724,859	4,075,736
Shares converted into Investor Class (See Note 1)	505,299	2,711,809
Shares converted from Investor Class (See Note 1)	(1,770,383)	(9,758,727)

Net increase (decrease)	(540,225)	$(2,971,182)

Year ended October 31, 2019:
Shares sold	5,791,537	$32,673,618
Shares issued to shareholders in reinvestment of distributions	1,538,599	8,616,122
Shares redeemed	(5,534,938)	(31,190,804)

Net increase (decrease) in shares outstanding before conversion	1,795,198	10,098,936
Shares converted into Investor Class (See Note 1)	2,396,950	13,491,296
Shares converted from Investor Class (See Note 1)	(4,225,489)	(23,777,106)

Net increase (decrease)	(33,341)	$(186,874)

Class B	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	71,613	$383,678
Shares issued to shareholders in reinvestment of distributions	244,369	1,313,518
Shares redeemed	(1,141,269)	(6,087,599)

Net increase (decrease) in shares outstanding before conversion	(825,287)	(4,390,403)
Shares converted from Class B (See Note 1)	(611,214)	(3,297,288)

Net increase (decrease)	(1,436,501)	$(7,687,691)

Year ended October 31, 2019:
Shares sold	1,087,084	$6,091,354
Shares issued to shareholders in reinvestment of distributions	566,778	3,131,419
Shares redeemed	(3,842,049)	(21,308,958)

Net increase (decrease) in shares outstanding before conversion	(2,188,187)	(12,086,185)
Shares converted from Class B (See Note 1)	(1,211,970)	(6,700,688)

Net increase (decrease)	(3,400,157)	$(18,786,873)

42	MainStay MacKay High Yield Corporate Bond Fund

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	5,305,491	$27,548,300
Shares issued to shareholders in reinvestment of distributions	1,445,305	7,766,751
Shares redeemed	(10,795,233)	(57,360,936)

Net increase (decrease) in shares outstanding before conversion	(4,044,437)	(22,045,885)
Shares converted from Class C (See Note 1)	(554,702)	(2,987,101)

Net increase (decrease)	(4,599,139)	$(25,032,986)

Year ended October 31, 2019:
Shares sold	4,723,186	$26,187,539
Shares issued to shareholders in reinvestment of distributions	3,506,055	19,364,942
Shares redeemed	(35,272,423)	(195,600,323)

Net increase (decrease) in shares outstanding before conversion	(27,043,182)	(150,047,842)
Shares converted from Class C (See Note 1)	(6,213,278)	(34,434,490)

Net increase (decrease)	(33,256,460)	$(184,482,332)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	180,217,088	$953,751,120
Shares issued to shareholders in reinvestment of distributions	17,053,941	91,991,569
Shares redeemed	(194,424,007)	(1,048,162,784)

Net increase in shares outstanding before conversion	2,847,022	(2,420,095)
Shares converted into Class I (See Note 1)	351,524	1,840,628

Net increase (decrease)	3,198,546	$(579,467)

Year ended October 31, 2019:
Shares sold	369,778,310	$2,055,115,359
Shares issued to shareholders in reinvestment of distributions	31,677,016	176,272,793
Shares redeemed	(349,772,567)	(1,938,607,921)

Net increase (decrease) in shares outstanding before conversion	51,682,759	292,780,231
Shares converted into Class I (See Note 1)	1,803,168	10,045,070
Shares converted from Class I (See Note 1)	(109,697,991)	(600,048,104)

Net increase (decrease)	(56,212,064)	$(297,222,803)

Class R1	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	357	$1,950
Shares issued to shareholders in reinvestment of distributions	264	1,419
Shares redeemed	(1,091)	(6,147)

Net increase (decrease)	(470)	$(2,778)

Year ended October 31, 2019:
Shares sold	1,657	$9,192
Shares issued to shareholders in reinvestment of distributions	504	2,796
Shares redeemed	(5,695)	(31,491)

Net increase (decrease)	(3,534)	$(19,503)

Class R2	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	223,863	$1,230,643
Shares issued to shareholders in reinvestment of distributions	60,011	323,643
Shares redeemed	(403,122)	(2,165,429)

Net increase (decrease)	(119,248)	$(611,143)

Year ended October 31, 2019:
Shares sold	829,133	$4,598,857
Shares issued to shareholders in reinvestment of distributions	106,098	590,024
Shares redeemed	(476,028)	(2,623,840)

Net increase (decrease)	459,203	$2,565,041

Class R3	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	54,607	$304,988
Shares issued to shareholders in reinvestment of distributions	7,045	37,814
Shares redeemed	(6,856)	(37,929)

Net increase (decrease)	54,796	$304,873

Year ended October 31, 2019:
Shares sold	121,247	$675,686
Shares issued to shareholders in reinvestment of distributions	7,957	44,264
Shares redeemed	(9,822)	(55,038)

Net increase (decrease) in shares outstanding before conversion	119,382	664,912
Shares converted from Class R3 (See Note 1)	(607)	(3,230)

Net increase (decrease)	118,775	$661,682

43

Notes to Financial Statements (Unaudited) (continued)

Class R6	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	311,531,061	$1,574,472,486
Shares issued to shareholders in reinvestment of distributions	15,163,477	80,914,480
Shares redeemed	(72,489,811)	(378,653,986)

Net increase (decrease) in shares outstanding before conversion	254,204,727	1,276,732,980
Shares converted into Class R6 (See Note 1)	1,761,091	10,020,609
Shares converted from Class R6 (See Note 1)	(881,608)	(4,757,027)

Net increase (decrease)	255,084,210	$1,281,996,562

Year ended October 31, 2019:
Shares sold	255,911,222	$1,421,624,226
Shares issued to shareholders in reinvestment of distributions	20,797,362	115,504,966
Shares redeemed	(159,723,301)	(886,805,280)

Net increase (decrease) in shares outstanding before conversion	116,985,283	650,323,912
Shares converted into Class R6 (See Note 1)	109,898,841	600,047,709
Shares converted from Class R6 (See Note 1)	(1,330,027)	(7,368,396)

Net increase (decrease)	225,554,097	$1,243,003,225

Note 11–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

44	MainStay MacKay High Yield Corporate Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay High Yield Corporate Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the

46	MainStay MacKay High Yield Corporate Bond Fund

Fund’s portfolio manager and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life

Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

48	MainStay MacKay High Yield Corporate Bond Fund

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of The MainStay Funds (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

49

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

50	MainStay MacKay High Yield Corporate Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1739388 MS086-20	MSHY10-06/20 (NYLIM) NL212

MainStay MacKay Infrastructure Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–4.33 0.18%	2.39 7.21%	1.19 2.12%	1.99 2.46%	1.02 1.02%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.47 0.03	2.04 6.85	0.90 1.84	1.74 2.21	1.35 1.35
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–5.18 –0.23	1.08 6.08	0.70 1.09	1.46 1.46	2.10 2.10
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–1.33 –0.34	5.08 6.08	1.08 1.08	1.46 1.46	2.10 2.10
Class I Shares	No Sales Charge		1/2/2004	0.41	7.41	2.41	2.73	0.77
Class R6 Shares	No Sales Charge		11/1/2019	0.60	N/A	N/A	N/A	0.66

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays Taxable Municipal Index[4]	1.85%	10.05%	5.41%	6.82%

Bloomberg Barclays 5-10 Year Taxable Municipal Bond Index[5]	2.52	8.19	4.37	5.47
Morningstar Intermediate Core Bond Category Average[6]	3.50	8.87	3.21	3.60

4.

The Bloomberg Barclays Taxable Municipal Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Taxable Municipal Index is a rules-based, market-value-weighted index engineered for the long-term taxable bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays 5-10 Year Taxable Municipal Bond Index as its secondary benchmark. The Bloomberg Barclays 5-10 Year Taxable Municipal Bond Index is the 5-10 year component of the Bloomberg Barclays Taxable Municipal Bond Index.

6.

The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Infrastructure Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Infrastructure Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,001.80	$4.23	$1,020.64	$4.27	0.85%

Investor Class Shares	$1,000.00	$1,000.30	$5.82	$1,019.05	$5.87	1.17%

Class B Shares	$1,000.00	$997.70	$9.54	$1,015.32	$9.62	1.92%

Class C Shares	$1,000.00	$996.60	$9.53	$1,015.32	$9.62	1.92%

Class I Shares	$1,000.00	$1,004.10	$2.99	$1,021.88	$3.02	0.60%

Class R6 Shares	$1,000.00	$1,006.00	$2.64	$1,022.23	$2.66	0.53%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	Reading Area Water Authority, Revenue Bonds, 2.209%–2.439%, due 12/1/28–12/1/31

2.	New York State Dormitory Authority, Revenue Bonds, 2.746%, due 7/1/30

3.	Howard University, 2.657%–2.945%, due 10/1/26–10/1/30

4.	County of Cook IL, Build America Bonds, Unlimited General Obligation, 6.229%–6.36%, due 11/15/33–11/15/34

5.	The Curators of The University of Missouri System Facilities, Revenue Bonds, 1.714%, due 11/1/25
6.	Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds, 2.499%–2.549%, due 12/1/23–12/1/24

7.	San Diego Public Facilities Financing Authority, Revenue Bonds, 1.532%–1.903%, due 8/1/24–8/1/26

8.	State Public School Building Authority, School District of Philadelphia Project, Revenue Bonds, 3.046%–3.196%, due 4/1/28–4/1/31

9.	County of Miami-Dade FL Aviation, Revenue Bonds, 3.275%–4.28%, due 10/1/29–10/1/41

10.	Kenton County Airport Board, Senior Customer Facility Charge, Revenue Bonds, 3.826%–4.689%, due 1/1/29–1/1/49

8	MainStay MacKay Infrastructure Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis, Robert Burke, CFA, and John Lawlor of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Infrastructure Bond Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay Infrastructure Bond Fund returned 0.41%, underperforming the 1.85% return of the Fund’s primary benchmark, the Bloomberg Barclays Taxable Municipal Bond Index. Over the same period, Class I shares underperformed both the 2.52% return of the Bloomberg Barclays 5–10 Year Taxable Municipal Bond Index, which is the Fund’s secondary benchmark, and the 3.50% return of the Morningstar Intermediate Core Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the below-investment-grade, tax-exempt segment of the market underperformed the investment-grade segment, and the municipal market underperformed the taxable bond market. Bonds with short-end maturities outperformed those with long-end maturities, while among ratings categories higher-quality bonds outperformed their lower-quality counterparts.

The factors that primarily affected the Fund’s performance relative to the Bloomberg Barclays Taxable Municipal Bond Index were selection and yield curve.2 The largest positive contribution to the Fund’s relative performance from a sector perspective came from a favorable selection of bonds in the hospital sector, while the largest detractor came from a selection of bonds in the state general obligation sector. (Contributions take weightings and total returns into account.) In addition, the Fund’s exposure to long-maturity bonds enhanced relative returns, while allocations to high-grade bonds detracted.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

In March 2020, the rapid expansion of the COVID-19 pandemic around the world resulted in a significant risk-off response in the global financial markets. All asset classes felt this abrupt shift in investor sentiment, although equities and high-yield fixed-income securities bore the brunt of the sell-off, with sharply negative returns for the reporting period. While municipal bonds were not immune to this market dislocation amid extreme intra-month spread3 widening and broad underperformance, they quickly reversed course upon passage of the $2 trillion U.S. CARES Act stimulus package. This stimulus package earmarked significant amounts of money to help specific municipal sectors impacted by the economic slowdown, providing the solace the municipal market needed. As a result, spreads rapidly tightened and prices appreciated during the last few days of the month, helping to deliver returns that were more consistent with other credit-focused, fixed-income asset classes. Indices with a heavy weighting toward U.S. Treasury bonds delivered the strongest returns during the reporting period as a flight-to-quality bid drove Treasury bond prices appreciably higher.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund employed a hedge combining 10-year and 30-year U.S. Treasury futures during the reporting period. This hedge had minimal impact on performance.

What was the Fund’s duration4 strategy during the reporting period?

As of April 30, 2020, the Fund’s modified duration to worst5 was 5.67 years while the benchmark’s modified duration to worst was 5.70 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to performance relative to the Bloomberg Barclays Taxable Municipal Bond Index were the hospital, education and other revenue sectors. Conversely, the Fund’s security selection in the state general obligation and special tax sectors detracted from relative returns. Holdings in bonds from California, Illinois and Ohio enhanced relative returns, while holdings in bonds from Oregon, Texas and New York detracted. In terms of credit quality, bonds rated A and BBB bolstered relative performance, while higher-quality AAA and AA bonds detracted.6 Lastly, the

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

Fund’s overweight to bonds with maturities of 10 years and longer contributed positively to relative returns, while bonds with maturities of 5-to-10 years weakened relative returns.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remains focused on diversification and liquidity, so no individual transaction was considered significant.

How did the Fund’s sector weighting change during the reporting period?

During the reporting period, the Fund increased its exposure to the education and, to a lesser degree, water/sewer and special tax sectors. At the same time, the Fund reduced its exposure to the other revenue, transportation and hospital sectors. Among state exposures, the Fund increased its allocations to bonds from California and Missouri, while decreasing allocations to bonds from New York, Illinois and Texas. The Fund also increased its exposure to bonds maturing in 5 to 15 years and decreased its exposure to bonds maturing within 1 year and in 15 to 30 years. Lastly, the Fund increased its exposure to credits rated AA and decreased its exposure to other credits rated AAA through BBB.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held overweight positions relative to the Bloomberg Barclays Taxable Municipal Bond Index in bonds with maturities of 10 to 15 years. In terms of sector exposure, the Fund held overweight positions in hospital, education and water/sewer bonds and underweight positions in local general obligation & state general obligation bonds. Across states, the Fund held overweight allocations to bonds from Illinois and California and underweight allocations to bonds from New York and Oregon. From a credit-quality perspective, the Fund held overweight positions to credits rated A and AA and underweight positions to bonds rated AAA and AA+.7

6.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

7.	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Infrastructure Bond Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 85.1%† Asset-Backed Securities 0.1%
Utilities 0.1%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$531,280	$548,620

Total Asset-Backed Securities (Cost $537,816)		548,620

Corporate Bonds 10.3%
Commercial Services 3.6%
Howard University 2.657%, due 10/1/26	1,500,000	1,511,948
2.945%, due 10/1/30	5,450,000	5,507,478
Johns Hopkins University 1.972%, due 7/1/30	4,000,000	3,977,998
Liberty University, Inc. 3.338%, due 3/1/34	3,000,000	3,220,339
Stetson University, Inc. 4.094%, due 12/1/59	2,000,000	2,383,153

		16,600,916

Electric 0.2%
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/29	1,100,000	1,163,350

Health Care—Services 5.8%
Adventist Health System 3.378%, due 3/1/23	1,600,000	1,619,211
Baptist Health Obligated Group 3.289%, due 12/1/28	650,000	654,888
Jackson Laboratory 3.287%, due 7/1/23	1,415,000	1,495,442
4.234%, due 7/1/38	1,000,000	1,106,823
Providence St. Joseph Health Obligated Group 2.532%, due 10/1/29	4,000,000	4,071,053
Rogers Memorial Hospital, Inc. 2.631%, due 7/1/26	1,080,000	1,101,632
2.988%, due 7/1/29	505,000	514,082
3.188%, due 7/1/31	640,000	651,404
3.792%, due 7/1/39	2,480,000	2,493,985
Rush Obligated Group 3.922%, due 11/15/29	3,500,000	3,814,243
Stanford Health Care 3.31%, due 8/15/30	2,000,000	2,173,784
Sun Health Services 2.98%, due 11/15/27	2,000,000	2,011,932
Toledo Hospital 5.325%, due 11/15/28	2,000,000	2,069,520
Insured: AGM 5.75%, due 11/15/38	1,000,000	1,139,510

	Principal Amount	Value
Health Care—Services (continued)
Virginia Mason Medical Center 5.136%, due 8/15/44	$1,500,000	$1,810,917

		26,728,426

Leisure Time 0.7%
YMCA of Greater New York 5.021%, due 8/1/38	2,440,000	3,149,445

Total Corporate Bonds (Cost $45,644,867)		47,642,137

Loan Assignments 0.6% (a)
Utilities 0.6%
PG&E Corp. DIP Term Loan 3.08% (1 Month LIBOR + 2.25%), due 12/31/20	3,000,000	2,970,000

Total Loan Assignments (Cost $3,009,923)		2,970,000

Municipal Bonds 74.0%
Arizona 0.8%
Arizona Industrial Development Authority, NCCU Properties LLC, Revenue Bonds Series B, Insured: BAM 3.10%, due 6/1/25	600,000	612,564
Arizona Industrial Development Authority, Voyager Foundation Inc., Project, Revenue Bonds
Series 2020 3.65%, due 10/1/29	1,115,000	1,080,914
Series 2020 3.90%, due 10/1/34	1,900,000	1,809,769

		3,503,247

Arkansas 1.2%
City of Rogers, Sales & Use Tax, Revenue Bonds Series A 3.828%, due 11/1/25	1,675,000	1,864,945
City of Springdale AR, Sales Use & Tax, Revenue Bonds
Insured: BAM 1.59%, due 11/1/20	345,000	344,900
Insured: BAM 1.598%, due 11/1/22	1,085,000	1,080,747
Insured: BAM 1.60%, due 11/1/23	1,575,000	1,562,038
Insured: BAM 1.62%, due 11/1/21	755,000	753,580

		5,606,210

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California 18.4%
Anaheim Housing & Public Improvement Authority, Revenue Bonds
Series B 1.998%, due 10/1/27	$1,000,000	$989,530
Series B 2.123%, due 10/1/28	1,000,000	988,360
Series B 2.273%, due 10/1/30	1,000,000	981,230
Antelope Valley Community College District, Unlimited General Obligation 2.338%, due 8/1/31	2,000,000	2,051,080
2.418%, due 8/1/32	940,000	965,944
Bay Area Toll Authority, Revenue Bonds Series F-1 2.574%, due 4/1/31	1,500,000	1,566,615
California Educational Facilities Authority, Chapman University, Revenue Bonds Series A 3.661%, due 4/1/33	3,300,000	3,480,444
California Health Facilities Financing Authority, Marshall Med Center, Revenue Bonds 3.016%, due 11/1/30	2,000,000	1,992,660
California Health Facilities Financing Authority, No Place Like Home Program, Revenue Bonds 2.584%, due 6/1/29	3,000,000	2,944,650
California Infrastructure & Economic Development Bank, J. David Gladstone Institutes, Revenue Bonds 3.20%, due 10/1/29	1,785,000	1,772,701
California Municipal Finance Authority, Harvey Mudd College, Revenue Bonds 1.896%, due 12/1/25	1,370,000	1,382,303
2.262%, due 12/1/30	1,520,000	1,507,126
California State Educational Facilities Authority, Chapman University, Revenue Bonds Series A 3.281%, due 4/1/28	1,000,000	1,059,930
California State Educational Facilities Authority, Loyola Marymount University, Revenue Bonds Series A 4.842%, due 10/1/48	1,400,000	1,555,106
California State Educational Facilities Authority, Santa Clara University, Revenue Bonds Series A 3.836%, due 4/1/47	2,500,000	2,601,725

	Principal Amount	Value
California (continued)
City of Oakland CA, Pension Obligation, Revenue Bonds 4.00%, due 12/15/22	$2,000,000	$2,096,340
City of Sacramento CA Water Revenue, Revenue Bonds 1.814%, due 9/1/25	1,100,000	1,112,254
2.297%, due 9/1/30	1,000,000	1,005,530
Coachella Valley Unified School District, Unlimited General Obligation Insured: BAM 3.24%, due 8/1/37	1,380,000	1,400,355
Coast Community College District, Unlimited General Obligation 2.588%, due 8/1/29	2,565,000	2,667,420
County of Riverside CA, Revenue Bonds 2.667%, due 2/15/25	4,000,000	4,051,160
County of Sacramento CA, Pension Funding, Revenue Bonds Insured: AGM 2.279% (1 Month LIBOR + 1.45%), due 7/10/30 (a)	2,500,000	2,492,600
El Cajon Redevelopment Agency, Tax Allocation Insured: AGM 7.70%, due 10/1/30	2,000,000	2,600,980
El Rancho Unified School District, Unlimited General Obligation
Insured: AGM 2.60%, due 8/1/26	1,250,000	1,293,350
Insured: AGM 2.72%, due 8/1/27	700,000	726,054
Insured: AGM 2.77%, due 8/1/28	320,000	331,718
Gilroy Unified School District, Unlimited General Obligation 3.364%, due 8/1/47	1,250,000	1,239,000
Imperial County Pension Funding, Revenue Bonds Series A, Insured: AMBAC 6.82%, due 8/15/20	1,390,000	1,407,583
Inglewood Joint Powers Authority, Revenue Bonds Insured: BAM 3.469%, due 8/1/29	1,000,000	1,076,930
Los Angeles Community College District, Election 2008, Unlimited General Obligation Series B 7.53%, due 8/1/29	2,250,000	3,230,280

12	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Los Angeles Unified School District, Build America Bonds, Unlimited General Obligation Series RY 6.758%, due 7/1/34	$1,115,000	$1,589,555
Lynwood Housing Authority, Revenue Bonds 4.00%, due 9/1/29	2,370,000	2,454,159
San Bernardino City Unified School District, Qualified School Construction Bonds, Certificates of Participation Insured: AGM 7.703%, due 2/1/21	385,000	401,112
San Bernardino Community College District, Election 2018, Unlimited General Obligation Series A-1 2.64%, due 8/1/29	3,500,000	3,651,970
San Diego County Regional Transportation Commission, Revenue Bonds Series A 2.499%, due 4/1/30	2,000,000	2,079,000
San Diego Public Facilities Financing Authority, Revenue Bonds 1.532%, due 8/1/24	1,185,000	1,181,907
1.682%, due 8/1/25	2,250,000	2,241,562
1.903%, due 8/1/26	2,750,000	2,736,717
Santa Clarita Community College District, Unlimited General Obligation 2.632%, due 8/1/28	500,000	517,730
2.682%, due 8/1/29	600,000	623,040
2.762%, due 8/1/30	600,000	623,238
2.812%, due 8/1/31	650,000	674,291
2.862%, due 8/1/32	515,000	535,832
2.912%, due 8/1/33	560,000	580,440
Solano County Community College District, Unlimited General Obligation 2.717%, due 8/1/29	450,000	467,825
2.817%, due 8/1/30	575,000	598,535
2.867%, due 8/1/31	675,000	701,831
2.917%, due 8/1/32	650,000	675,857
2.967%, due 8/1/33	630,000	656,139
3.017%, due 8/1/34	700,000	728,315
Stockton Public Financing Authority, Green Bonds, Revenue Bonds Series A, Insured: BAM 3.61%, due 10/1/40	2,000,000	1,985,940
Twentynine Palms Redevelopment Agency, Tax Allocation Series A, Insured: BAM 4.25%, due 9/1/42	2,210,000	2,350,291

	Principal Amount	Value
California (continued)
University of California, Revenue Bonds
Series BD 3.349%, due 7/1/29	$1,500,000	$1,674,165
Series AJ 4.601%, due 5/15/31	2,500,000	2,969,250

		85,269,659

Colorado 0.2%
Colorado State Housing & Finance Authority, Revenue Bonds Series G-1, Insured: GNMA 3.65%, due 11/1/46	1,050,000	1,121,537

Connecticut 2.6%
City of Bridgeport CT, Unlimited General Obligation Series D, Insured: BAM 2.913%, due 9/15/28	1,650,000	1,684,287
Series D, Insured: BAM 3.163%, due 9/15/31	2,500,000	2,530,300
City of Waterbury CT, Unlimited General Obligation Series C 2.492%, due 9/1/31	2,855,000	2,835,358
Connecticut Airport Authority, Ground Transportation Center Project, Revenue Bonds Series B 3.024%, due 7/1/25	2,045,000	2,112,526
Series B 4.282%, due 7/1/45	1,500,000	1,563,600
State of Connecticut, Unlimited General Obligation Series A 5.85%, due 3/15/32	1,000,000	1,270,280

		11,996,351

Delaware 0.1%
Delaware Municipal Electric Corp., Middletown & Seaford Projects, Revenue Bonds Series B, Insured: BAM 4.35%, due 10/1/34	500,000	540,120

District of Columbia 0.6%
District of Columbia Income Tax Secured, Revenue Bonds
Series B 2.632%, due 3/1/30	1,000,000	1,022,280
Series B 2.932%, due 3/1/33	1,485,000	1,523,981

		2,546,261

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida 2.4%
City of Miami FL, Street & Sidewalk Improvement Program, Revenue Bonds Series B, Insured: AGM 4.592%, due 1/1/33 (b)	$1,115,000	$1,247,897
County of Miami-Dade FL Aviation, Revenue Bonds Series B 3.275%, due 10/1/29	2,715,000	2,695,561
Series C 4.28%, due 10/1/41	3,000,000	3,201,450
County of Miami-Dade Florida Water & Sewer System, Revenue Bonds Series C 2.601%, due 10/1/29	2,145,000	2,155,124
Reedy Creek Improvement District, Limited General Obligation Series A 2.047%, due 6/1/28	2,000,000	1,955,160

		11,255,192

Georgia 0.2%
Municipal Electric Authority of Georgia, Build America Bonds, Plant Vogtle Project, Revenue Bonds Insured: AGM 6.655%, due 4/1/57	743,000	1,081,020

Guam 0.1%
Port Authority of Guam, Revenue Bonds Series C 4.532%, due 7/1/27	500,000	536,450

Hawaii 1.0%
City & County of Honolulu HI, Build America Bonds, Unlimited General Obligation 5.518%, due 12/1/28	2,400,000	3,108,000
Hawaii Airports Systems, Revenue Bonds Series A 3.14%, due 7/1/47	1,500,000	1,405,260

		4,513,260

Illinois 6.1%
City of Chicago IL, Unlimited General Obligation Series B, Insured: BAM 6.034%, due 1/1/42	745,000	916,797
Series C1, Insured: BAM 7.781%, due 1/1/35	2,195,000	2,870,994

	Principal Amount	Value
Illinois (continued)
Cook County High School District No. 201, Qualified School Construction Bonds, Limited General Obligation Insured: BAM 4.845%, due 12/1/41	$950,000	$1,168,196
Cook County School District No. 89 Maywood, Unlimited General Obligation Series C, Insured: AGM 6.50%, due 12/15/20	400,000	408,536
County of Cook IL, Build America Bonds, Unlimited General Obligation Series D 6.229%, due 11/15/34	1,611,000	2,198,451
Series B, Insured: AGM 6.229%, due 11/15/34	1,725,000	2,337,944
Series B 6.36%, due 11/15/33	1,500,000	2,057,265
Lake County Community Unit School District No. 187, Unlimited General Obligation Series A, Insured: BAM 4.25%, due 1/1/26	500,000	543,855
Series A, Insured: BAM 4.25%, due 1/1/29	750,000	813,060
Series A, Insured: BAM 4.25%, due 1/1/30	750,000	810,398
Sales Tax Securitization Corp., Revenue Bonds Series B 3.82%, due 1/1/48	680,000	659,389
Series A 4.637%, due 1/1/40	2,000,000	2,286,200
Sangamon County Water Reclamation District, Alternative Revenue Source, Unlimited General Obligation Series B 2.907%, due 1/1/34	1,885,000	1,899,439
State of Illinois, Build America Bonds, Unlimited General Obligation 5.95%, due 3/1/23	450,000	481,419
Series 3, Insured: AGM 6.725%, due 4/1/35	1,510,000	1,792,914
State of Illinois, Sales Tax, Revenue Bonds 3.00%, due 6/15/25	3,750,000	3,847,237
State of Illinois, Unlimited General Obligation Series B 4.31%, due 4/1/23	500,000	512,730
Village of Rosemont IL, Corporate Purpose Bond, Unlimited General Obligation Series B, Insured: AGM 5.00%, due 12/1/46	2,610,000	2,798,051

		28,402,875

14	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Indiana 0.5%
Indiana University Lease Purchase, Revenue Bonds
Series B 2.19%, due 6/1/30	$1,000,000	$1,009,910
Series B 2.29%, due 6/1/31	1,250,000	1,261,538

		2,271,448

Kentucky 1.6%
Kenton County Airport Board, Senior Customer Facility Charge, Revenue Bonds 3.826%, due 1/1/29	925,000	1,006,113
4.489%, due 1/1/39	2,500,000	2,680,800
4.689%, due 1/1/49	1,400,000	1,503,852
Kentucky Economic Development Finance Authority, Louisville Arena Project, Revenue Bonds Series B, Insured: AGM 4.435%, due 12/1/38	2,000,000	2,142,740

		7,333,505

Maryland 0.8%
County of Baltimore MD, Build America Bonds, Unlimited General Obligation 4.90%, due 11/1/32	1,000,000	1,223,550
Maryland Community Development Administration, Department of Housing & Community Development, Revenue Bonds Series D 2.644%, due 3/1/50	1,500,000	1,539,675
Maryland Economic Development Corp., Seagirt Marine Terminal Project, Revenue Bonds Series B 4.125%, due 6/1/29	580,000	595,434
Series B 4.125%, due 6/1/30	500,000	509,655

		3,868,314

Massachusetts 1.7%
City of Worcester, Ballpark Project, Limited General Obligation 4.75%, due 11/15/48	1,975,000	2,171,690
Massachusetts Development Finance Agency, Berklee College of Music Issue, Revenue Bonds Series A 1.902%, due 10/1/27	1,000,000	987,730
Massachusetts Development Finance Agency, Lesley University, Revenue Bonds Series B 3.165%, due 7/1/32	1,705,000	1,737,719

	Principal Amount	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds Series B, Insured: AGM 4.496%, due 7/1/33	$2,545,000	$2,810,418

		7,707,557

Michigan 2.0%
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds Series D 4.92%, due 11/1/39	1,830,000	2,158,649
Series E 8.369%, due 11/1/35	715,000	1,072,393
Michigan Finance Authority, Revenue Bonds Series C-1 3.585%, due 11/1/35	1,000,000	1,070,050
Michigan Finance Authority, Trinity Health Credit Group, Revenue Bonds Series T 3.084%, due 12/1/34	5,000,000	5,140,850

		9,441,942

Missouri 3.1%
Missouri Health & Educational Facilities Authority, A.T. Still University of Health Sciences, Revenue Bonds Series B 2.744%, due 10/1/26	1,185,000	1,219,010
Series B 3.985%, due 10/1/40	1,000,000	1,015,940
Missouri Health & Educational Facilities Authority, Washington University, Revenue Bonds Series A 3.535%, due 2/15/33	2,900,000	3,314,700
Missouri Highway & Transportation Commission, Build America Bonds, Revenue Bonds 5.445%, due 5/1/33	2,000,000	2,541,280
The Curators of The University of Missouri System Facilities, Revenue Bonds 1.714%, due 11/1/25	6,250,000	6,270,875

		14,361,805

Nebraska 0.3%
Nebraska Public Power District, Revenue Bonds Series B1 2.593%, due 1/1/29	1,350,000	1,370,885

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey 3.4%
Casino Reinvestment Development Authority, Inc., Revenue Bonds Series B, Insured: NATL-RE 5.46%, due 6/1/25	$2,250,000	$2,353,635
City of Vineland NJ, Unlimited General Obligation 3.193%, due 4/15/29	1,175,000	1,216,760
New Jersey Economic Development Authority, Revenue Bonds Series A, Insured: NATL-RE 7.425%, due 2/15/29	534,000	632,555
New Jersey Educational Facilities Authority, Kean University, Revenue Bonds Series C 3.236%, due 9/1/25	1,445,000	1,412,502
New Jersey Educational Facilities Authority, Revenue Bonds Series G, Insured: BAM 3.459%, due 7/1/32	1,330,000	1,456,496
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds Series B 2.631%, due 6/15/24	4,150,000	4,241,507
North Hudson Sewerage Authority, Senior Lien Lease Certificates, Revenue Bonds Insured: AGM 2.978%, due 6/1/29	1,000,000	1,052,250
South Jersey Transportation Authority, Revenue Bonds Series B 3.02%, due 11/1/25	500,000	499,775
Series B 3.12%, due 11/1/26	500,000	505,955
Series B 3.26%, due 11/1/27	500,000	503,770
Series B 3.36%, due 11/1/28	2,000,000	2,014,940

		15,890,145

New York 7.0%
Brooklyn Arena Local Development Corp., Barclays Center Project, Revenue Bonds Series B, Insured: AGM 4.391%, due 7/15/41	1,500,000	1,728,375
City of Yonkers, Limited General Obligation Series C, Insured: BAM 2.818%, due 5/1/28	1,000,000	1,048,070

	Principal Amount	Value
New York (continued)
New York City Municipal Water Finance Authority, Second General Resolution, Revenue Bonds 6.282%, due 6/15/42	$1,000,000	$1,024,410
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Subseries B-3 3.95%, due 8/1/32	2,570,000	2,848,614
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds Series B, Insured: AGM 4.946%, due 8/1/48	1,000,000	1,090,400
New York State Dormitory Authority, New York University, Revenue Bonds Series B 4.85%, due 7/1/48	3,100,000	3,478,479
New York State Dormitory Authority, Revenue Bonds Series B 2.746%, due 7/1/30	8,000,000	7,988,320
New York State Energy Research & Development Authority, Green, Revenue Bonds Series A 3.62%, due 4/1/25	750,000	743,985
Series A 3.77%, due 4/1/26	1,045,000	1,028,656
Series A 3.927%, due 4/1/27	995,000	969,100
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	2,765,000	2,718,714
Niagara Area Development Corp., Niagara University Project, Revenue Bonds 4.233%, due 5/1/49	1,000,000	940,430
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds Series B, Insured: AGM 2.499%, due 12/1/23	3,680,000	3,722,798
Series B, Insured: AGM 2.549%, due 12/1/24	2,455,000	2,485,958
Port Authority of New York & New Jersey, Consolidated 159th, Revenue Bonds Series B 6.04%, due 12/1/29	620,000	798,027

		32,614,336

16	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina 0.5%
University of North Carolina at Chapel Hill, Revenue Bonds Series C 3.327%, due 12/1/36	$2,000,000	$2,207,360

Ohio 3.6%
American Municipal Power, Inc., Prairie State Energy Campus Project, Revenue Bonds Series D 3.014%, due 2/15/31	2,000,000	1,991,880
City of Cleveland OH, Airport System, Revenue Bonds Series A, Insured: BAM 2.882%, due 1/1/31	1,400,000	1,412,418
Dayton Metro Library, Unlimited General Obligation 2.676%, due 12/1/29	2,035,000	2,111,394
JobsOhio Beverage System, Revenue Bonds Series B 3.985%, due 1/1/29	2,050,000	2,274,167
Northeast Ohio Regional Sewer District, Revenue Bonds 2.419%, due 11/15/30	1,245,000	1,270,286
2.519%, due 11/15/31	1,655,000	1,691,907
Summit County Development Finance Authority, Franciscan University of Steubenville Project, Revenue Bonds Series B 5.125%, due 11/1/48	1,000,000	1,083,780
Series A 6.00%, due 11/1/48 (b)	1,750,000	2,019,797
University of Cincinnati, Revenue Bonds Series B 2.533%, due 6/1/29	2,500,000	2,596,225

		16,451,854

Oregon 1.0%
Oregon State Facilities Authority, Lewis & Clark College Project, Revenue Bonds Series A 2.486%, due 10/1/35	4,000,000	3,734,800
Port of Portland Airport, Portland International Airport, Revenue Bonds 4.067%, due 7/1/39	1,000,000	1,030,680

		4,765,480

Pennsylvania 4.4%
Authority Improvement Municipalities, Carlow University, Revenue Bonds Series B 5.00%, due 11/1/53	1,000,000	1,018,300

	Principal Amount	Value
Pennsylvania (continued)
County of Beaver PA, Unlimited General Obligation Series B, Insured: BAM 3.979%, due 11/15/29	$1,805,000	$2,007,918
Pennsylvania Economic Development Financing Authority, Build America Bonds, Revenue Bonds 5.201%, due 6/15/20	1,290,000	1,291,703
Series B 6.532%, due 6/15/39	1,495,000	2,088,231
Reading Area Water Authority, Revenue Bonds Insured: BAM 2.209%, due 12/1/28	2,345,000	2,342,749
Insured: BAM 2.309%, due 12/1/29	2,390,000	2,396,286
Insured: BAM 2.439%, due 12/1/31	3,295,000	3,285,148
State Public School Building Authority, School District of Philadelphia Project, Revenue Bonds Series A 3.046%, due 4/1/28	1,920,000	1,985,510
Series A, Insured: AGM 3.196%, due 4/1/31	4,000,000	4,170,440

		20,586,285

Rhode Island 0.9%
Narragansett Bay Commission Wastewater System, Revenue Bonds 2.264%, due 9/1/32	1,550,000	1,544,188
Rhode Island Commerce Corp., Historic Structures Tax Credit Financing Program, Revenue Bonds Series A 3.297%, due 5/1/28	1,000,000	1,070,900
Rhode Island Turnpike & Bridge Authority, Revenue Bonds Series 1 2.761%, due 12/1/29	1,570,000	1,608,967

		4,224,055

South Carolina 0.7%
South Carolina Public Service Authority, Revenue Bonds Series D 2.388%, due 12/1/23	2,280,000	2,323,115
Series E 3.922%, due 12/1/24	813,000	874,812

		3,197,927

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Tennessee 0.9%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds Series B 4.409%, due 10/1/34	$1,280,000	$1,359,014
Tennessee Energy Acquisition Corp., Revenue Bonds Series A 4.00%, due 5/1/48 (c)	2,500,000	2,597,975

		3,956,989

Texas 1.7%
City of Houston TX, Utility System, Revenue Bonds Series C 2.255%, due 11/15/29	1,000,000	1,014,430
City of Houston, Limited General Obligation Series B 2.366%, due 3/1/28	2,855,000	2,884,207
Gainesville Hospital District, Limited General Obligation Series A 4.753%, due 8/15/23	1,520,000	1,576,088
Port of Corpus Christi Authority of Nueces County, Revenue Bonds Series B 4.875%, due 12/1/38	2,000,000	2,324,380

		7,799,105

Utah 0.7%
County of Salt Lake UT, Convention Hotel, Revenue Bonds 5.25%, due 10/1/34 (b)	3,610,000	3,314,269

Virginia 1.6%
Fredericksburg Economic Development Authority, Fredericksburg Stadium Project, Revenue Bonds Series A 4.00%, due 9/1/29 (b)	2,315,000	2,294,118
Montgomery County Economic Development Authority, Virginia Tech Foundation, Revenue Bonds Series B 3.33%, due 6/1/39	1,500,000	1,504,095
Virginia Housing Development Authority, Revenue Bonds Series A 2.75%, due 3/1/38	1,030,000	962,731

	Principal Amount	Value
Virginia (continued)
Virginia Resources Authority, Infrastructure Revenue, Revenue Bonds Series C, Insured: Moral Obligation 2.55%, due 11/1/28	$2,550,000	$2,673,573

		7,434,517

Washington 1.2%
Energy Northwest Electric Revenue, Build America Bonds, Bonneville Power Administration, Revenue Bonds Series B 5.71%, due 7/1/24	1,000,000	1,154,170
Energy Northwest Electric Revenue, Columbia Generating Station, Revenue Bonds Series B 3.457%, due 7/1/35	2,000,000	2,163,740
Klickitat County Public Utility District No. 1, Revenue Bonds Series B, Insured: AGM 2.803%, due 12/1/29	700,000	716,261
Series B, Insured: AGM 3.688%, due 12/1/38	1,300,000	1,346,553

		5,380,724

West Virginia 1.2%
County of Ohio WV, Special District Excise Tax Revenue, The Highlands Project, Revenue Bonds Series A 4.00%, due 3/1/40	3,500,000	3,287,235
West Virginia University, Revenue Bonds Series A 2.279%, due 10/1/32	2,250,000	2,187,518

		5,474,753

Wisconsin 1.5%
Kaukauna Electric Systems, Revenue Bonds Insured: AGM 2.70%, due 12/15/31	1,285,000	1,325,259
Insured: AGM 2.75%, due 12/15/32	1,800,000	1,843,956
Insured: AGM 2.80%, due 12/15/33	1,700,000	1,741,633
State of Wisconsin, Revenue Bonds Series A 2.399%, due 5/1/30	2,000,000	2,034,040

		6,944,888

Total Municipal Bonds (Cost $335,996,414)		342,970,325

18	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies 0.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.1%
4.00%, due 10/1/48	$299,636	$331,082
6.50%, due 4/1/37	38,182	44,184

		375,266

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
6.50%, due 4/15/31	160,450	190,380

Total U.S. Government & Federal Agencies (Cost $502,910)		565,646

Total Long-Term Bonds (Cost $385,691,930)		394,696,728

Short-Term Investments 3.1%
Commercial Paper 1.6%
Catholic Health Initiatives 4.359%, due 7/15/20	7,500,000	7,494,411

Total Commercial Paper (Cost $7,433,594)		7,494,411

Short-Term Municipal Note 1.5%
South Carolina Public Service Authority, Revenue Bonds Series 2016-XFT909 0.50%, due 1/1/50 (b)(d)	7,000,000	7,000,000

Total Short-Term Municipal Note (Cost $7,000,000)		7,000,000

Total Short-Term Investments (Cost $14,433,594)		14,494,411

Total Investments (Cost $400,125,524)	88.2%	409,191,139
Other Assets, Less Liabilities	11.8	54,604,359
Net Assets	100.0%	$463,795,498
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2020.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2020.

(d)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

Futures Contracts

As of April 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Short Contracts
10-Year United States Treasury Note	(250)	June 2020	$(33,179,113)	$(34,765,625)	$(1,586,512)
United States Treasury Long Bond	(85)	June 2020	(14,111,128)	(15,387,656)	(1,276,528)

Total Short Contracts					(2,863,040)

Net Unrealized Depreciation					$(2,863,040)

1.	As of April 30, 2020, cash in the amount of $1,010,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2020.

The following abbreviations are used in the preceding pages:

AGM—Assured Guaranty Municipal Corp.

BAM—Build America Mutual Assurance Co.

GNMA—Government National Mortgage Association

LIBOR—London Interbank Offered Rate

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$548,620	$—	$548,620
Corporate Bonds	—	47,642,137	—	47,642,137
Loan Assignments	—	2,970,000	—	2,970,000
Municipal Bonds	—	342,970,325	—	342,970,325
U.S. Government & Federal Agencies	—	565,646	—	565,646

Total Long-Term Bonds	—	394,696,728	—	394,696,728

Short-Term Investments
Commercial Paper	—	7,494,411	—	7,494,411
Short-Term Municipal Note	—	7,000,000	—	7,000,000

Total Short-Term Investments	—	14,494,411	—	14,494,411

Total Investments in Securities	—	409,191,139	—	409,191,139

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(2,863,040)	$—	$—	$(2,863,040)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

20	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $400,125,524)	$409,191,139
Cash	66,699,204
Cash collateral on deposit at broker for futures contracts	1,010,000
Receivables:
Interest	3,616,550
Fund shares sold	3,044,965
Variation margin on futures contracts	5,779
Other assets	84,593

Total assets	483,652,230

Liabilities
Payables:
Investment securities purchased	18,588,181
Fund shares redeemed	927,998
Manager (See Note 3)	147,820
Transfer agent (See Note 3)	47,859
NYLIFE Distributors (See Note 3)	30,169
Professional fees	28,899
Shareholder communication	16,136
Custodian	7,424
Accrued expenses	1,220
Dividend payable	61,026

Total liabilities	19,856,732

Net assets	$463,795,498

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$537,036
Additional paid-in capital	457,604,857

458,141,893
Total distributable earnings (loss)	5,653,605

Net assets	$463,795,498

Class A
Net assets applicable to outstanding shares	$90,905,362

Shares of beneficial interest outstanding	10,614,279

Net asset value per share outstanding	$8.56
Maximum sales charge (4.50% of offering price)	0.40

Maximum offering price per share outstanding	$8.96

Investor Class
Net assets applicable to outstanding shares	$19,876,443

Shares of beneficial interest outstanding	2,310,537

Net asset value per share outstanding	$8.60
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.01

Class B
Net assets applicable to outstanding shares	$2,247,953

Shares of beneficial interest outstanding	262,456

Net asset value and offering price per share outstanding	$8.57

Class C
Net assets applicable to outstanding shares	$7,868,174

Shares of beneficial interest outstanding	918,791

Net asset value and offering price per share outstanding	$8.56

Class I
Net assets applicable to outstanding shares	$204,759,915

Shares of beneficial interest outstanding	23,648,146

Net asset value and offering price per share outstanding	$8.66

Class R6
Net assets applicable to outstanding shares	$138,137,651

Shares of beneficial interest outstanding	15,949,363

Net asset value and offering price per share outstanding	$8.66

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$5,622,443
Securities lending	18
Other	10

Total income	5,622,471

Expenses
Manager (See Note 3)	932,492
Distribution/Service—Class A (See Note 3)	108,416
Distribution/Service—Investor Class (See Note 3)	25,183
Distribution/Service—Class B (See Note 3)	12,120
Distribution/Service—Class C (See Note 3)	58,233
Transfer agent (See Note 3)	191,631
Registration	60,528
Professional fees	41,615
Shareholder communication	15,961
Custodian	13,915
Trustees	3,284
Miscellaneous	6,064

Total expenses before waiver/reimbursement	1,469,442
Expense waiver/reimbursement from Manager (See Note 3)	(138,560)

Net expenses	1,330,882

Net investment income (loss)	4,291,589

Realized and Unrealized Gain (Loss) on Investments, Unfunded Commitments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	3,357,936
Futures transactions	(2,438,591)

Net realized gain (loss) on investments and futures transactions	919,345

Net change in unrealized appreciation (depreciation) on:
Investments	1,577,233
Futures contracts	(3,202,243)
Unfunded commitments	938

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and futures contracts	(1,624,072)

Net realized and unrealized gain (loss) on investments, unfunded commitments and futures transactions	(704,727)

Net increase (decrease) in net assets resulting from operations	$3,586,862

22	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,291,589	$3,513,724
Net realized gain (loss) on investments and futures transactions	919,345	1,385,688
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and futures contracts	(1,624,072)	8,274,472

Net increase (decrease) in net assets resulting from operations	3,586,862	13,173,884

Distributions to shareholders:
Class A	(972,058)	(1,786,354)
Investor Class	(194,737)	(463,383)
Class B	(14,477)	(42,411)
Class C	(70,028)	(199,615)
Class I	(1,462,190)	(1,044,927)
Class R6	(1,668,180)	—

	(4,381,670)	(3,536,690)

Distributions to shareholders from return of capital:
Class A	—	(11,271)
Investor Class	—	(2,924)
Class B	—	(268)
Class C	—	(1,260)
Class I	—	(6,594)

	—	(22,317)

Total distributions to shareholders	(4,381,670)	(3,559,007)

Capital share transactions:
Net proceeds from sale of shares	303,170,461	226,660,069
Net asset value of shares issued to shareholders in reinvestment of distributions	4,230,781	3,378,523
Cost of shares redeemed	(141,921,461)	(45,662,835)

Increase (decrease) in net assets derived from capital share transactions	165,479,781	184,375,757

Net increase (decrease) in net assets	164,684,973	193,990,634

Net Assets
Beginning of period	299,110,525	105,119,891

End of period	$463,795,498	$299,110,525

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019		2018		2017		2016		2015

Net asset value at beginning of period	$8.64		$7.93		$8.33		$8.56		$8.51		$8.63

Net investment income (loss) (a)	0.10		0.21		0.19		0.17		0.17		0.20

Net realized and unrealized gain (loss) on investments	(0.08)		0.71		(0.40)		(0.22)		0.05		(0.10)

Total from investment operations	0.02		0.92		(0.21)		(0.05)		0.22		0.10

Less distributions:

From net investment income	(0.10)		(0.21)		(0.19)		(0.18)		(0.17)		(0.20)

From net realized gain on investments	—		—		—		—		—		(0.02)

Return of capital	—		(0.00	)‡	—		—		—		—

Total distributions	(0.10)		(0.21)		(0.19)		(0.18)		(0.17)		(0.22)

Net asset value at end of period	$8.56		$8.64		$7.93		$8.33		$8.56		$8.51

Total investment return (b)	0.18%		11.76%		(2.54%)		(0.60%)		2.60%		1.17%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.18	%††	2.52%		2.31%		2.07%		1.99	%(c)	2.38%

Net expenses (d)	0.85	%††	0.89%		1.00%		1.00%		0.98	%(e)	1.00%

Expenses (before waiver/reimbursement) (d)	0.94	%††	1.02%		1.04%		1.00%		0.99%		1.00%

Portfolio turnover rate	28	%(f)	124	%(f)	58	% (g)	20	% (g)	41	%(g)	13%

Net assets at end of period (in 000’s)	$90,905		$84,513		$68,269		$82,828		$93,242		$90,119

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.98%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.99%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

24	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019		2018		2017		2016		2015

Net asset value at beginning of period	$8.68		$7.97		$8.36		$8.59		$8.54		$8.66

Net investment income (loss) (a)	0.08		0.19		0.16		0.15		0.15		0.18

Net realized and unrealized gain (loss) on investments	(0.08)		0.71		(0.39)		(0.23)		0.05		(0.10)

Total from investment operations	0.00	‡	0.90		(0.23)		(0.08)		0.20		0.08

Less distributions:

From net investment income	(0.08)		(0.19)		(0.16)		(0.15)		(0.15)		(0.18)

From net realized gain on investments	—		—		—		—		—		(0.02)

Return of capital	—		(0.00	)‡	—		—		—		—

Total distributions	(0.08)		(0.19)		(0.16)		(0.15)		(0.15)		(0.20)

Net asset value at end of period	$8.60		$8.68		$7.97		$8.36		$8.59		$8.54

Total investment return (b)	0.03%		11.36%		(2.72%)		(0.91%)		2.34%		0.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.86	%††	2.21%		1.98%		1.77%		1.74	%(c)	2.11%

Net expenses (d)	1.17	%††	1.21%		1.33%		1.30%		1.23	%(e)	1.28%

Expenses (before waiver/reimbursement) (d)	1.26	%††	1.35%		1.44%		1.30%		1.24%		1.28%

Portfolio turnover rate	28	%(f)	124	%(f)	58	% (g)	20	% (g)	41	%(g)	13%

Net assets at end of period (in 000’s)	$19,876		$20,520		$21,012		$24,187		$40,094		$42,444

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.73%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.24%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019		2018		2017		2016		2015

Net asset value at beginning of period	$8.64		$7.94		$8.33		$8.56		$8.51		$8.63

Net investment income (loss) (a)	0.05		0.12		0.10		0.08		0.08		0.12

Net realized and unrealized gain (loss) on investments	(0.07)		0.70		(0.39)		(0.22)		0.05		(0.10)

Total from investment operations	(0.02)		0.82		(0.29)		(0.14)		0.13		0.02

Less distributions:

From net investment income	(0.05)		(0.12)		(0.10)		(0.09)		(0.08)		(0.12)

From net realized gain on investments	—		—		—		—		—		(0.02)

Return of capital	—		(0.00	)‡	—		—		—		—

Total distributions	(0.05)		(0.12)		(0.10)		(0.09)		(0.08)		(0.14)

Net asset value at end of period	$8.57		$8.64		$7.94		$8.33		$8.56		$8.51

Total investment return (b)	(0.23%)		10.46%		(3.46%)		(1.66%)		1.59%		0.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.12	% ††	1.46%		1.23%		1.01%		0.99	%(c)	1.35%

Net expenses (d)	1.92	% ††	1.96%		2.08%		2.05%		1.98	%(e)	2.03%

Expenses (before waiver/reimbursement) (d)	2.01	% ††	2.10%		2.19%		2.05%		1.99%		2.03%

Portfolio turnover rate	28	% (f)	124	%(f)	58	% (g)	20	% (g)	41	%(g)	13%

Net assets at end of period (in 000’s)	$2,248		$2,621		$3,224		$4,730		$7,154		$8,363

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

26	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019		2018		2017		2016		2015

Net asset value at beginning of period	$8.64		$7.93		$8.32		$8.55		$8.50		$8.62

Net investment income (loss) (a)	0.05		0.12		0.10		0.08		0.08		0.12

Net realized and unrealized gain (loss) on investments	(0.08)		0.71		(0.39)		(0.22)		0.05		(0.10)

Total from investment operations	(0.03)		0.83		(0.29)		(0.14)		0.13		0.02

Less distributions:

From net investment income	(0.05)		(0.12)		(0.10)		(0.09)		(0.08)		(0.12)

From net realized gain on investments	—		—		—		—		—		(0.02)

Return of capital	—		(0.00	)‡	—		—		—		—

Total distributions	(0.05)		(0.12)		(0.10)		(0.09)		(0.08)		(0.14)

Net asset value at end of period	$8.56		$8.64		$7.93		$8.32		$8.55		$8.50

Total investment return (b)	(0.34%)		10.59%		(3.46%)		(1.66%)		1.59%		0.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.13	% ††	1.47%		1.23%		1.00%		0.99	%(c)	1.34%

Net expenses (d)	1.92	% ††	1.96%		2.08%		2.05%		1.98	%(e)	2.03%

Expenses (before waiver/reimbursement) (d)	2.01	% ††	2.10%		2.19%		2.05%		1.99%		2.03%

Portfolio turnover rate	28	% (f)	124	%(f)	58	% (g)	20	% (g)	41	%(g)	13%

Net assets at end of period (in 000’s)	$7,868		$14,152		$7,612		$9,472		$19,338		$17,073

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019		2018		2017		2016		2015

Net asset value at beginning of period	$8.73		$8.02		$8.42		$8.64		$8.59		$8.71

Net investment income (loss) (a)	0.11		0.24		0.21		0.20		0.19		0.22

Net realized and unrealized gain (loss) on investments	(0.07)		0.71		(0.40)		(0.22)		0.05		(0.09)

Total from investment operations	0.04		0.95		(0.19)		(0.02)		0.24		0.13

Less distributions:

From net investment income	(0.11)		(0.24)		(0.21)		(0.20)		(0.19)		(0.23)

From net realized gain on investments	—		—		—		—		—		(0.02)

Return of capital	—		(0.00	)‡	—		—		—		—

Total distributions	(0.11)		(0.24)		(0.21)		(0.20)		(0.19)		(0.25)

Net asset value at end of period	$8.66		$8.73		$8.02		$8.42		$8.64		$8.59

Total investment return (b)	0.41%		11.95%		(2.26%)		(0.23%)		2.83%		1.41%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.37	%††	2.64%		2.56%		2.33%		2.16	%(c)	2.57%

Net expenses (d)	0.60	%††	0.60%		0.75%		0.75%		0.73	%(e)	0.75%

Expenses (before waiver/reimbursement) (d)	0.69	%††	0.74%		0.79%		0.75%		0.74%		0.75%

Portfolio turnover rate	28	%(f)	124	%(f)	58	% (g)	20	% (g)	41	%(g)	13%

Net assets at end of period (in 000’s)	$204,760		$177,305		$5,003		$6,926		$14,061		$4,492

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.15%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.74%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

28	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	November 1, 2019^ through April 30, 2020*

Net asset value at beginning of period	$8.72

Net investment income (loss) (a)	0.11

Net realized and unrealized gain (loss) on investments	(0.06)

Total from investment operations	0.05

Less distributions:

From net investment income	(0.11)

Net asset value at end of period	$8.66

Total investment return (b)	0.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	2.51%

Net expenses†† (c)	0.53%

Expenses (before waiver/reimbursement) (c)	0.58%

Portfolio turnover rate (d)	28%

Net assets at end of period (in 000’s)	$138,138

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Infrastructure Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on November 1, 2019.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective April 15, 2019, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

30	MainStay MacKay Infrastructure Bond Fund

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a

31

Notes to Financial Statements (Unaudited) (continued)

delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties,

32	MainStay MacKay Infrastructure Bond Fund

usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. During the six-month period ended April 30, 2020, the Fund did not enter into dollar roll transactions.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2020, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not

33

Notes to Financial Statements (Unaudited) (continued)

correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of April 30, 2020, are shown in the Portfolio of Investments.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund did not have any portfolio securities on loan.

(L)  Government, Infrastructure Investment and Municipal Bond Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies.

Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.

Municipalities continue to experience political, economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value, and/or the distributions paid by the Fund.

(M)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and

34	MainStay MacKay Infrastructure Bond Fund

warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2020:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized depreciation on investments and futures contracts (a)	$(2,863,040)	$(2,863,040)

Total Fair Value		$(2,863,040)	$(2,863,040)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(2,438,591)	$(2,438,591)

Total Realized Gain (Loss)		$(2,438,591)	$(2,438,591)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(3,202,243)	$(3,202,243)

Total Change in Unrealized Appreciation (Depreciation)		$(3,202,243)	$(3,202,243)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(61,364,062)	$(61,364,062)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the six-month period ended April 30, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

Effective February 28, 2020, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the

35

Notes to Financial Statements (Unaudited) (continued)

following percentage of its average daily net assets: Class A, 0.85% and Class R6, 0.53%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class, Class B, Class C and Class I shares. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Prior February 28, 2020, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.85% of its average daily net assets. New York Life Investments would apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $932,492 and waived fees/reimbursed expenses in the amount of $138,560 and paid the Subadvisor in the amount of $392,521.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $4,847 and $956, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2020, of $5,475, $759 and $26, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived
Class A	$46,869	$—
Investor Class	43,585	—
Class B	5,240	—
Class C	25,028	—
Class I	68,307	—
Class R6	2,602	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

36	MainStay MacKay Infrastructure Bond Fund

(F)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$25,090	0.0	%‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$400,322,484	$11,197,964	$(2,329,309)	$8,868,655

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $886,685 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or have expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$—	$887

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$3,536,690
Return of Capital	22,317
Total	$3,559,007

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of U.S. government securities were $— and $1,988, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $214,316 and $94,421, respectively.

37

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	1,713,425	$14,808,888
Shares issued to shareholders in reinvestment of distributions	105,328	914,228
Shares redeemed	(1,054,214)	(9,094,119)

Net increase (decrease) in shares outstanding before conversion	764,539	6,628,997
Shares converted into Class A (See Note 1)	79,511	678,880
Shares converted from Class A (See Note 1)	(10,996)	(92,667)

Net increase (decrease)	833,054	$7,215,210

Year ended October 31, 2019:
Shares sold	2,483,034	$21,267,086
Shares issued to shareholders in reinvestment of distributions	198,336	1,655,770
Shares redeemed	(1,723,515)	(14,417,422)

Net increase (decrease) in shares outstanding before conversion	957,855	8,505,434
Shares converted into Class A (See Note 1)	264,044	2,211,330
Shares converted from Class A (See Note 1)	(44,428)	(372,608)

Net increase (decrease)	1,177,471	$10,344,156

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	97,736	$854,708
Shares issued to shareholders in reinvestment of distributions	21,561	187,984
Shares redeemed	(142,992)	(1,240,505)

Net increase (decrease) in shares outstanding before conversion	(23,695)	(197,813)
Shares converted into Investor Class (See Note 1)	30,237	265,864
Shares converted from Investor Class (See Note 1)	(60,293)	(514,867)

Net increase (decrease)	(53,751)	$(446,816)

Year ended October 31, 2019:
Shares sold	330,191	$2,828,870
Shares issued to shareholders in reinvestment of distributions	53,195	445,473
Shares redeemed	(541,415)	(4,576,168)

Net increase (decrease) in shares outstanding before conversion	(158,029)	(1,301,825)
Shares converted into Investor Class (See Note 1)	106,250	884,152
Shares converted from Investor Class (See Note 1)	(220,504)	(1,863,200)

Net increase (decrease)	(272,283)	$(2,280,873)

Class B	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	13,336	$112,043
Shares issued to shareholders in reinvestment of distributions	1,520	13,203
Shares redeemed	(27,117)	(232,720)

Net increase (decrease) in shares outstanding before conversion	(12,261)	(107,474)
Shares converted from Class B (See Note 1)	(28,557)	(251,229)

Net increase (decrease)	(40,818)	$(358,703)

Year ended October 31, 2019:
Shares sold	131,792	$1,127,557
Shares issued to shareholders in reinvestment of distributions	4,588	38,174
Shares redeemed	(186,750)	(1,576,294)

Net increase (decrease) in shares outstanding before conversion	(50,370)	(410,563)
Shares converted from Class B (See Note 1)	(52,599)	(436,179)

Net increase (decrease)	(102,969)	$(846,742)

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	863,595	$7,705,603
Shares issued to shareholders in reinvestment of distributions	7,624	66,213
Shares redeemed	(1,580,987)	(13,701,457)

Net increase (decrease) in shares outstanding before conversion	(709,768)	(5,929,641)
Shares converted from Class C (See Note 1)	(9,803)	(85,981)

Net increase (decrease)	(719,571)	$(6,015,622)

Year ended October 31, 2019:
Shares sold	1,317,967	$10,719,427
Shares issued to shareholders in reinvestment of distributions	22,738	189,819
Shares redeemed	(609,489)	(5,041,814)

Net increase (decrease) in shares outstanding before conversion	731,216	5,867,432
Shares converted from Class C (See Note 1)	(52,338)	(423,495)

Net increase (decrease)	678,878	$5,443,937

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	19,972,244	$174,800,035
Shares issued to shareholders in reinvestment of distributions	164,293	1,440,074
Shares redeemed	(5,764,824)	(50,367,811)

Net increase in shares outstanding before conversion	14,371,713	125,872,298
Shares converted from Class I (See Note 1)	(11,026,106)	(96,147,647)

Net increase (decrease)	3,345,607	$29,724,651

Year ended October 31, 2019:
Shares sold	21,884,723	$190,717,129
Shares issued to shareholders in reinvestment of distributions	120,425	1,049,287
Shares redeemed	(2,326,238)	(20,051,137)

Net increase (decrease)	19,678,910	$171,715,279

38	MainStay MacKay Infrastructure Bond Fund

Class R6	Shares	Amount

Six-month period ended April 30, 2020 (a):
Shares sold	12,189,850	$104,889,184
Shares issued to shareholders in reinvestment of distributions	183,039	1,609,079
Shares redeemed	(7,449,632)	(67,284,849)

Net increase (decrease) in shares outstanding before conversion	4,923,257	39,213,414
Shares converted into Class R6 (See Note 1)	11,026,106	96,147,647

Net increase (decrease)	15,949,363	$135,361,061

(a)	The inception date of the class was November 1, 2019.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Infrastructure Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

40	MainStay MacKay Infrastructure Bond Fund

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the three-, five- and ten-year periods ended July 31, 2019, and performed favorably relative to its peer funds for the one-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

42	MainStay MacKay Infrastructure Bond Fund

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

43

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of The MainStay Funds (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

44	MainStay MacKay Infrastructure Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

45

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737431 MS086-20	MSINF10-06/20 (NYLIM) NL211

MainStay MacKay International Equity Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@ nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–10.98 –5.79%	–8.08 –2.73%	2.23 3.40%	3.23 3.82%	1.35 1.35%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–11.15 –5.98	–8.40 –3.07	1.88 3.03	2.89 3.47	1.75 1.75
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9/13/1994	–10.87 –6.33	–8.48 –3.82	1.89 2.26	2.70 2.70	2.50 2.50
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–7.24 –6.33	–4.75 –3.82	2.25 2.25	2.70 2.70	2.50 2.50
Class I Shares	No Sales Charge		1/2/2004	–5.63	–2.29	3.69	4.10	1.10
Class R1 Shares	No Sales Charge		1/2/2004	–5.70	–2.51	3.56	3.98	1.20
Class R2 Shares	No Sales Charge		1/2/2004	–5.87	–2.81	3.29	3.72	1.45
Class R3 Shares	No Sales Charge		4/28/2006	–5.98	–3.06	3.03	3.46	1.70
Class R6 Shares	No Sales Charge		2/28/2019	3.53	–2.35	3.69	N/A	1.00

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

MSCI ACWI® Ex U.S. Index[4]	–13.22%	–11.51%	–0.17%	2.89%
MSCI EAFE® Index[5]	–14.21	–11.34	–0.17	3.55
Morningstar Foreign Large Growth Category Average[6]	–6.91	–3.84	2.78	5.42

4.

The Fund has selected the MSCI ACWI® (All Country World Index) Ex U.S. Index as its primary broad-based securities market index for comparison purposes. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$942.10	$5.94	$1,018.75	$6.17	1.23%

Investor Class Shares	$1,000.00	$940.20	$7.67	$1,016.96	$7.97	1.59%

Class B Shares	$1,000.00	$936.70	$11.27	$1,013.23	$11.71	2.34%

Class C Shares	$1,000.00	$936.70	$11.27	$1,013.23	$11.71	2.34%

Class I Shares	$1,000.00	$943.70	$4.11	$1,020.64	$4.27	0.85%

Class R1 Shares	$1,000.00	$943.00	$5.17	$1,019.54	$5.37	1.07%

Class R2 Shares	$1,000.00	$941.30	$6.42	$1,018.25	$6.67	1.33%

Class R3 Shares	$1,000.00	$940.20	$7.62	$1,017.01	$7.92	1.58%

Class R6 Shares	$1,000.00	$1,035.30	$4.20	$1,020.74	$4.17	0.83%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2020 (Unaudited)

United Kingdom	20.2%

Germany	11.8

Japan	9.1

Ireland	7.1

France	6.5

Netherlands	6.2

Spain	6.0

India	5.6

Switzerland	4.4

China	3.0

Sweden	2.7

Denmark	2.3%

United States	2.1

Argentina	1.8

Canada	1.8

Israel	1.7

Taiwan	1.7

Mexico	0.9

Brazil	0.6

Other Assets, Less Liabilities	4.5

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2020 (excluding short-term investment) (Unaudited)

1.	Prudential PLC

2.	ICON PLC

3.	St. James’s Place PLC

4.	Koninklijke Philips N.V.

5.	Tencent Holdings, Ltd.
6.	Industria de Diseno Textil S.A.

7.	SAP S.E.

8.	Compass Group PLC

9.	HDFC Bank, Ltd.

10.	Accenture PLC, Class A

8	MainStay MacKay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay International Equity Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay International Equity Fund returned –5.63%, outperforming the –13.22% return of the Fund’s primary benchmark, the MSCI ACWI® Ex U.S. Index, and the –14.21% return of the Fund’s secondary benchmark, the MSCI EAFE® Index. Over the same reporting period, Class I shares also outperformed the –6.91% return of the Morningstar Foreign Large Growth Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Rapid spread of the COVID-19 pandemic caused international equities to experience one of their steepest corrections in modern history during the reporting period. Stocks in developed Asia Pacific ex-Japan were notable underperformers compared to the MSCI ACWI® Ex U.S. Index as Australia suffered from its heavy exposure to natural resources and banking, areas that came under severe pressure. European equities also underperformed as the severity of COVID-19 in Italy, Spain and beyond raised investor fears about the impact of the virus on an already-fragile economic bloc and financial system. Canada shared Australia’s high level of economic exposure to both natural resources and banking, causing shares there to underperform as well. While Japanese shares lost ground, they outperformed most other international markets as the Japanese infection rate appeared relatively low and the Japanese market was viewed by many as a safe haven in turbulent times. Emerging markets varied widely but collectively outperformed the benchmark as COVID-19 penetration during the reporting period was generally lower than many developed markets.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

As mentioned above, the COVID-19 pandemic caused risk assets, including international equities, to fall sharply during the reporting period. However, our focus on competitively advantaged companies with strong profitability and balance sheets enabled the Fund to limit its downside and outperform the MSCI ACWI® Ex U.S. Index. Liquidity was at no point a risk during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sectors making the strongest positive contributions to the Fund’s performance relative to the MSCI ACWI® Ex

U.S. Index were health care, financials and industrials. (Contributions take weightings and total returns into account.) During the same period, the weakest contributors to relative performance were the consumer discretionary, utilities and consumer staples sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The top contributors to the Fund’s absolute performance during the reporting period included Chinese Internet gaming and value-added service provider Tencent, U.K.-domiciled global life insurer Prudential and Israeli fraud detection and contact center software provider NICE. The most significant detractors from absolute performance during the same period were UK-domiciled multinational food caterer Compass Group, Mexican bank Regional and Japanese online apparel shopping site operator ZOZO.

What were some of the Fund’s largest purchases and sales during the reporting period?

Over the reporting period, the Fund’s largest initial purchase was in German enterprise resource planning and software provider SAP, while the largest increased position size was in Prudential, mentioned above. The Fund’s largest full sale was in U.K. specialty chemicals company Johnson Matthey, while the largest decreased position size was in ZOZO, also mentioned above.

How did the Fund’s sector and/or country weightings change during the reporting period?

During the reporting period, the Fund’s largest increases in sector exposures relative to the MSCI ACWI® Ex U.S. Index were in technology and real estate. Conversely, the Fund’s largest decreases in benchmark-relative sector exposures were in materials and health care.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held overweight exposure to the technology and health care sectors relative to the MSCI ACWI® Ex U.S. Index. As of the same date, the Fund held its most significantly underweight exposure to the consumer staples and consumer discretionary sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 95.5%†
Argentina 1.8%
Globant S.A. (Software) (a)	45,955	$5,315,615

Brazil 0.6%
Notre Dame Intermedica Participacoes S.A. (Health Care Providers & Services)	167,178	1,685,030

Canada 1.8%
Constellation Software, Inc. (Software)	5,570	5,356,236

China 3.0%
Tencent Holdings, Ltd. (Interactive Media & Services)	165,298	8,891,231

Denmark 2.3%
Novo Nordisk A/S, Class B (Pharmaceuticals)	106,529	6,794,514

France 6.5%
Dassault Systemes S.E. (Software)	28,390	4,154,897
Edenred (IT Services)	185,926	7,491,774
Teleperformance S.E. (Professional Services)	31,892	7,147,037

		18,793,708

Germany 11.8%
Carl Zeiss Meditec A.G. (Health Care Equipment & Supplies)	55,535	5,474,178
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	105,636	8,295,445
SAP S.E. (Software)	73,105	8,727,411
Scout24 A.G. (Interactive Media & Services) (b)	75,506	4,939,770
Symrise A.G. (Chemicals)	67,749	6,854,087

		34,290,891

India 5.6%
HDFC Bank, Ltd. (Banks)	651,058	8,669,792
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	295,814	7,548,092

		16,217,884

Ireland 7.1%
Accenture PLC, Class A (IT Services)	46,752	8,658,003
ICON PLC (Life Sciences Tools & Services) (a)	74,630	11,975,876

		20,633,879

Israel 1.7%
Nice, Ltd., Sponsored ADR (Software) (a)	31,045	5,100,694

Japan 9.1%
CyberAgent, Inc. (Media)	149,000	6,303,499
Lion Corp. (Household Products)	159,800	3,351,906
MonotaRO Co., Ltd. (Trading Companies & Distributors)	23,100	746,932

	Shares	Value
Japan (continued)
Relo Group, Inc. (Real Estate Management & Development)	322,700	$7,075,554
TechnoPro Holdings, Inc. (Professional Services)	126,600	7,325,966
ZOZO, Inc. (Internet & Direct Marketing Retail) (c)	96,496	1,564,581

		26,368,438

Mexico 0.9%
Regional S.A.B. de C.V. (Banks) (a)	1,066,044	2,619,882

Netherlands 6.2%
Koninklijke DSM N.V. (Chemicals)	68,770	8,421,656
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	221,871	9,656,196

		18,077,852

Spain 6.0%
Amadeus IT Group S.A. (IT Services)	177,549	8,545,383
Industria de Diseno Textil S.A. (Specialty Retail)	346,778	8,835,384

		17,380,767

Sweden 2.7%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	155,221	7,750,151

Switzerland 4.4%
Lonza Group A.G., Registered (Life Sciences Tools & Services)	13,319	5,814,687
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	93,926	6,899,804

		12,714,491

Taiwan 1.7%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	92,286	4,903,155

United Kingdom 20.2%
Big Yellow Group PLC (Equity Real Estate Investment Trusts)	318,232	4,296,717
Compass Group PLC (Hotels, Restaurants & Leisure)	515,482	8,673,973
Diageo PLC (Beverages)	243,784	8,443,762
Experian PLC (Professional Services)	264,515	7,915,800
HomeServe PLC (Commercial Services & Supplies)	420,292	5,902,338
Prudential PLC (Insurance)	962,495	13,680,379
St. James’s Place PLC (Capital Markets)	907,538	9,731,876

		58,644,845

10	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States 2.1%
STERIS PLC (Health Care Equipment & Supplies)	43,069	$6,137,332

Total Common Stocks (Cost $260,665,712)		277,676,595

Short-Term Investment 0.0%‡
Affiliated Investment Company 0.0%‡
United States 0.0%‡
MainStay U.S. Government Liquidity Fund, 0.01% (d)	86,242	86,242

Total Short-Term Investment (Cost $86,242)		86,242

Total Investments (Cost $260,751,954)	95.5%	277,762,837
Other Assets, Less Liabilities	4.5	12,998,611
Net Assets	100.0%	$290,761,448
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $2,100,538. The Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $2,208,978 (See Note 2(I)).

(d)	Current yield as of April 30, 2020.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$277,676,595	$—	$—	$277,676,595
Short-Term Investment
Affiliated Investment Company	86,242	—	—	86,242

Total Investments in Securities	$277,762,837	$—	$—	$277,762,837

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Banks	$11,289,674	3.9%
Beverages	8,443,762	2.9
Capital Markets	9,731,876	3.3
Chemicals	15,275,743	5.3
Commercial Services & Supplies	5,902,338	2.0
Electronic Equipment, Instruments & Components	14,649,955	5.0
Equity Real Estate Investment Trusts	4,296,717	1.5
Health Care Equipment & Supplies	21,267,706	7.3
Health Care Providers & Services	9,980,475	3.4
Hotels, Restaurants & Leisure	8,673,973	3.0
Household Products	3,351,906	1.2
Insurance	13,680,379	4.7
Interactive Media & Services	13,831,001	4.8
Internet & Direct Marketing Retail	1,564,581	0.5
IT Services	24,695,160	8.5
Life Sciences Tools & Services	17,790,563	6.1
Media	6,303,499	2.2
Pharmaceuticals	6,794,514	2.3
Professional Services	22,388,803	7.7
Real Estate Management & Development	7,075,554	2.4
Semiconductors & Semiconductor Equipment	4,903,155	1.7
Software	28,654,853	9.9
Specialty Retail	8,835,384	3.0
Thrifts & Mortgage Finance	7,548,092	2.6
Trading Companies & Distributors	746,932	0.3

	277,676,595	95.5
Short-Term Investment	86,242	0.0 ‡
Other Assets, Less Liabilities	12,998,611	4.5

Net Assets	$290,761,448	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

12	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $260,665,712) including securities on loan of $2,100,538	$277,676,595
Investment in affiliated investment company, at value (identified cost $86,242)	86,242
Cash denominated in foreign currencies (identified cost $15,084,892)	15,131,783
Due from custodian	292,703
Receivables:
Investment securities sold	4,483,710
Dividends	727,595
Fund shares sold	182,585
Securities lending	631
Other assets	76,411

Total assets	298,658,255

Liabilities
Payables:
Investment securities purchased	7,085,774
Fund shares redeemed	507,751
Manager (See Note 3)	148,915
Transfer agent (See Note 3)	52,436
Professional fees	32,008
Shareholder communication	31,017
Custodian	19,396
NYLIFE Distributors (See Note 3)	18,976
Trustees	534

Total liabilities	7,896,807

Net assets	$290,761,448

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$185,466
Additional paid-in capital	287,747,093

287,932,559
Total distributable earnings (loss)	2,828,889

Net assets	$290,761,448

Class A
Net assets applicable to outstanding shares	$53,200,350

Shares of beneficial interest outstanding	3,398,959

Net asset value per share outstanding	$15.65
Maximum sales charge (5.50% of offering price)	0.91

Maximum offering price per share outstanding	$16.56

Investor Class
Net assets applicable to outstanding shares	$20,662,461

Shares of beneficial interest outstanding	1,333,435

Net asset value per share outstanding	$15.50
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price per share outstanding	$16.40

Class B
Net assets applicable to outstanding shares	$2,482,671

Shares of beneficial interest outstanding	183,109

Net asset value and offering price per share outstanding	$13.56

Class C
Net assets applicable to outstanding shares	$3,016,583

Shares of beneficial interest outstanding	222,468

Net asset value and offering price per share outstanding	$13.56

Class I
Net assets applicable to outstanding shares	$34,038,217

Shares of beneficial interest outstanding	2,160,256

Net asset value and offering price per share outstanding	$15.76

Class R1
Net assets applicable to outstanding shares	$130,811

Shares of beneficial interest outstanding	8,348

Net asset value and offering price per share outstanding	$15.67

Class R2
Net assets applicable to outstanding shares	$412,124

Shares of beneficial interest outstanding	26,280

Net asset value and offering price per share outstanding	$15.68

Class R3
Net assets applicable to outstanding shares	$931,671

Shares of beneficial interest outstanding	60,067

Net asset value and offering price per share outstanding	$15.51

Class R6
Net assets applicable to outstanding shares	$175,886,560

Shares of beneficial interest outstanding	11,153,704

Net asset value and offering price per share outstanding	$15.77

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$1,288,342
Securities lending	36,827
Interest	9,104
Dividends-affiliated	2,459

Total income	1,336,732

Expenses
Manager (See Note 3)	1,381,873
Transfer agent (See Note 3)	151,707
Distribution/Service—Class A (See Note 3)	71,262
Distribution/Service—Investor Class (See Note 3)	27,886
Distribution/Service—Class B (See Note 3)	14,886
Distribution/Service—Class C (See Note 3)	17,855
Distribution/Service—Class R2 (See Note 3)	537
Distribution/Service—Class R3 (See Note 3)	2,744
Registration	69,330
Custodian	45,361
Professional fees	45,032
Shareholder communication	21,980
Trustees	3,858
Shareholder service (See Note 3)	874
Miscellaneous	15,858

Total expenses before waiver/reimbursement	1,871,043
Expense waiver/reimbursement from Manager (See Note 3)	(325,732)

Net expenses	1,545,311

Net investment income (loss)	(208,579)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(12,104,870)
Foreign currency forward transactions	663
Foreign currency transactions	(588,753)

Net realized gain (loss) on investments and foreign currency transactions	(12,692,960)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(7,213,786)
Translation of other assets and liabilities in foreign currencies	79,031

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(7,134,755)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(19,827,715)

Net increase (decrease) in net assets resulting from operations	$(20,036,294)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $70,555.

14	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(208,579)	$2,286,041
Net realized gain (loss) on investments and foreign currency transactions	(12,692,960)	9,379,454
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(7,134,755)	22,656,074

Net increase (decrease) in net assets resulting from operations	(20,036,294)	34,321,569

Distributions to shareholders:
Class A	(1,722,435)	(588,241)
Investor Class	(658,492)	(216,775)
Class B	(97,268)	(45,981)
Class C	(119,383)	(75,618)
Class I	(1,446,255)	(2,235,732)
Class R1	(8,457)	(20,555)
Class R2	(12,557)	(4,901)
Class R3	(31,572)	(8,671)
Class R6	(6,312,311)	—

Total distributions to shareholders	(10,408,730)	(3,196,474)

Capital share transactions:
Net proceeds from sale of shares	28,539,773	52,866,647
Net asset value of shares issued to shareholders in reinvestment of distributions	10,370,865	3,166,285
Cost of shares redeemed	(29,036,055)	(84,971,939)

Increase (decrease) in net assets derived from capital share transactions	9,874,583	(28,939,007)

Net increase (decrease) in net assets	(20,570,441)	2,186,088

Net Assets
Beginning of period	311,331,889	309,145,801

End of period	$290,761,448	$311,331,889

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$17.12		$15.48	$16.38	$13.51	$13.51		$13.11

Net investment income (loss) (a)	(0.03)		0.09	0.03	0.00 ‡	0.04		0.03

Net realized and unrealized gain (loss) on investments	(0.90)		1.73	(0.83)	2.90	(0.04)		0.49

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.03)	(0.01)	0.01	0.01		(0.03)

Total from investment operations	(0.95)		1.79	(0.81)	2.91	0.01		0.49

Less distributions:

From net investment income	(0.05)		—	(0.09)	(0.04)	(0.01)		(0.09)

From net realized gain on investments	(0.47)		(0.15)	—	—	—		—

Total distributions	(0.52)		(0.15)	(0.09)	(0.04)	(0.01)		(0.09)

Net asset value at end of period	$15.65		$17.12	$15.48	$16.38	$13.51		$13.51

Total investment return (b)	(5.79%)		11.74%	(4.98%)	21.59%	0.05%		3.78%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.37	%)††	0.57%	0.17%	0.01%	0.28	%(c)	0.20%

Net expenses (d)	1.23	% ††	1.21%	1.32%	1.34%	1.32	%(e)	1.33%

Expenses (before waiver/reimbursement)(d)	1.42	% ††	1.35%	1.32%	1.34%	1.32	%(e)	1.33%

Portfolio turnover rate	62%		58%	53%	45%	33%		42%

Net assets at end of period (in 000’s)	$53,200		$57,566	$59,304	$54,553	$41,891		$43,405

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.27%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.33%.

16	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$16.94		$15.38	$16.27	$13.43	$13.47		$13.07

Net investment income (loss) (a)	(0.06)		0.03	(0.03)	(0.04)	(0.01)		(0.02)

Net realized and unrealized gain (loss) on investments	(0.78)		1.71	(0.82)	2.87	(0.04)		0.50

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.03)	(0.01)	0.01	0.01		(0.03)

Total from investment operations	(0.86)		1.71	(0.86)	2.84	(0.04)		0.45

Less distributions:

From net investment income	(0.11)		—	(0.03)	—	—		(0.05)

From net realized gain on investments	(0.47)		(0.15)	—	—	—		—

Total distributions	(0.58)		(0.15)	(0.03)	—	—		(0.05)

Net asset value at end of period	$15.50		$16.94	$15.38	$16.27	$13.43		$13.47

Total investment return (b)	(5.98%)		11.36%	(5.31%)	21.15%	(0.30%)		3.43%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.74	%)††	0.21%	(0.19%)	(0.26%)	(0.11	%)(c)	(0.14%)

Net expenses (d)	1.59	% ††	1.59%	1.66%	1.69%	1.69	% (e)	1.68%

Expenses (before waiver/reimbursement)(d)	1.78	% ††	1.75%	1.70%	1.69%	1.69	% (e)	1.68%

Portfolio turnover rate	62%		58%	53%	45%	33%		42%

Net assets at end of period (in 000’s)	$20,662		$23,870	$21,679	$25,029	$31,523		$34,329

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.70%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$14.94		$13.68	$14.55	$12.10	$12.23		$11.91

Net investment income (loss) (a)	(0.11)		(0.08)	(0.14)	(0.14)	(0.10)		(0.11)

Net realized and unrealized gain (loss) on investments	(0.78)		1.51	(0.72)	2.58	(0.04)		0.46

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.02)	(0.01)	0.01	0.01		(0.03)

Total from investment operations	(0.91)		1.41	(0.87)	2.45	(0.13)		0.32

Less distributions:

From net realized gain on investments	(0.47)		(0.15)	—	—	—		—

Net asset value at end of period	$13.56		$14.94	$13.68	$14.55	$12.10		$12.23

Total investment return (b)	(6.33%)		10.49%	(5.98%)	20.25%	(1.06%)		2.69%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.49	%)††	(0.59%)	(0.95%)	(1.05%)	(0.86	%)(c)	(0.91%)

Net expenses (d)	2.34	% ††	2.35%	2.41%	2.44%	2.44	% (e)	2.43%

Expenses (before waiver/reimbursement)(d)	2.53	% ††	2.50%	2.44%	2.44%	2.44	% (e)	2.43%

Portfolio turnover rate	62%		58%	53%	45%	33%		42%

Net assets at end of period (in 000’s)	$2,483		$3,345	$4,404	$6,210	$6,991		$8,982

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.87)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$14.93		$13.68	$14.56	$12.10	$12.23		$11.92

Net investment income (loss) (a)	(0.11)		(0.09)	(0.14)	(0.14)	(0.10)		(0.11)

Net realized and unrealized gain (loss) on investments	(0.77)		1.51	(0.73)	2.59	(0.04)		0.45

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.02)	(0.01)	0.01	0.01		(0.03)

Total from investment operations	(0.90)		1.40	(0.88)	2.46	(0.13)		0.31

Less distributions:

From net realized gain on investments	(0.47)		(0.15)	—	—	—		—

Net asset value at end of period	$13.56		$14.93	$13.68	$14.56	$12.10		$12.23

Total investment return (b)	(6.33%)		10.49%	(6.04%)	20.33%	(1.06%)		2.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.50	%)††	(0.65%)	(0.93%)	(1.05%)	(0.84	%)(c)	(0.90%)

Net expenses (d)	2.34	% ††	2.35%	2.41%	2.44%	2.44	% (e)	2.43%

Expenses (before waiver/reimbursement)(d)	2.53	% ††	2.50%	2.44%	2.44%	2.44	% (e)	2.43%

Portfolio turnover rate	62%		58%	53%	45%	33%		42%

Net assets at end of period (in 000’s)	$3,017		$3,915	$6,960	$7,564	$7,850		$8,292

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.85)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

18	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$17.28		$15.57	$16.48	$13.59	$13.59		$13.19

Net investment income (loss) (a)	0.00		0.09	0.07	0.05	0.07		0.06

Net realized and unrealized gain (loss) on investments	(0.91)		1.81	(0.84)	2.90	(0.04)		0.50

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.03)	(0.01)	0.01	0.01		(0.03)

Total from investment operations	(0.93)		1.87	(0.78)	2.96	0.04		0.53

Less distributions:

From net investment income	(0.12)		(0.01)	(0.13)	(0.07)	(0.04)		(0.13)

From net realized gain on investments	(0.47)		(0.15)	—	—	—		—

Total distributions	(0.59)		(0.16)	(0.13)	(0.07)	(0.04)		(0.13)

Net asset value at end of period	$15.76		$17.28	$15.57	$16.48	$13.59		$13.59

Total investment return (b)	(5.63%)		12.19%	(4.80%)	21.94%	0.29%		4.04%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.00	% ††‡	0.55%	0.42%	0.31%	0.54	%(c)	0.46%

Net expenses (d)	0.85	% ††	0.92%	1.07%	1.09%	1.07	%(e)	1.08%

Expenses (before waiver/reimbursement)	1.17	% ††	1.10%	1.07%	1.09%	1.07	%(e)	1.08%

Portfolio turnover rate	62%		58%	53%	45%	33%		42%

Net assets at end of period (in 000’s)	$34,038		$43,280	$213,030	$205,009	$179,274		$224,307

*	Unaudited.
††	Annualized.
‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.53%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.08%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R1	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$17.15		$15.48	$16.38	$13.51	$13.51		$13.11

Net investment income (loss) (a)	(0.03)		0.05	0.05	0.03	0.06		0.04

Net realized and unrealized gain (loss) on investments	(0.89)		1.80	(0.83)	2.89	(0.05)		0.50

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.03)	(0.01)	0.01	0.01		(0.03)

Total from investment operations	(0.94)		1.82	(0.79)	2.93	0.02		0.51

Less distributions:

From net investment income	(0.07)		—	(0.11)	(0.06)	(0.02)		(0.11)

From net realized gain on investments	(0.47)		(0.15)	—	—	—		—

Total distributions	(0.54)		(0.15)	(0.11)	(0.06)	(0.02)		(0.11)

Net asset value at end of period	$15.67		$17.15	$15.48	$16.38	$13.51		$13.51

Total investment return (b)	(5.70%)		11.93%	(4.86%)	21.78%	0.18%		3.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.30	%)††	0.33%	0.29%	0.21%	0.41	%(c)	0.33%

Net expenses (d)	1.07	% ††	1.11%	1.17%	1.19%	1.17	%(e)	1.18%

Expenses (before waiver/reimbursement)	1.26	% ††	1.19%	1.17%	1.19%	1.17	%(e)	1.18%

Portfolio turnover rate	62%		58%	53%	45%	33%		42%

Net assets at end of period (in 000’s)	$131		$265	$2,109	$2,616	$2,478		$3,032

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.40%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.18%.

20	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R2	2020*		2019	2018		2017		2016	2015

Net asset value at beginning of period	$17.15		$15.52	$16.42		$13.54		$13.54	$13.14

Net investment income (loss) (a)	(0.04)		0.06	(0.02)		0.01		0.01	0.01

Net realized and unrealized gain (loss) on investments	(0.91)		1.75	(0.79)		2.88		(0.01)	0.50

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.03)	(0.01)		0.01		0.00‡	(0.03)

Total from investment operations	(0.97)		1.78	(0.82)		2.90		0.00‡	0.48

Less distributions:

From net investment income	(0.03)		—	(0.08)		(0.02)		—	(0.08)

From net realized gain on investments	(0.47)		(0.15)	—		—		—	—

Total distributions	(0.50)		(0.15)	(0.08)		(0.02)		—	(0.08)

Net asset value at end of period	$15.68		$17.15	$15.52		$16.42		$13.54	$13.54

Total investment return (b)	(5.87%)		11.64%	(5.06	%)(c)	21.55	%(c)	(0.07%)	3.73%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.47	%)††	0.38%	(0.13%)		0.06%		0.08%	0.11%

Net expenses (d)	1.33	% ††	1.31%	1.42%		1.44%		1.42%	1.43%

Expenses (before waiver/reimbursement)	1.52	% ††	1.45%	1.42%		1.44%		1.42%	1.43%

Portfolio turnover rate	62%		58%	53%		45%		33%	42%

Net assets at end of period (in 000’s)	$412		$454	$602		$1,201		$847	$2,313

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,			Year ended October 31,

Class R3	2020*			2019	2018		2017	2016		2015

Net asset value at beginning of period	$16.96			$15.38	$16.29		$13.44	$13.48		$13.07

Net investment income (loss) (a)	(0.06)			0.03	(0.04)		(0.04)	(0.01)		(0.02)

Net realized and unrealized gain (loss) on investments	(0.90)			1.73	(0.82)		2.88	(0.04)		0.50

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)			(0.03)	(0.01)		0.01	0.01		(0.03)

Total from investment operations	(0.98)			1.73	(0.87)		2.85	(0.04)		0.45

Less distributions:

From net investment income	—			—	(0.04)		—	—		(0.04)

From net realized gain on investments	(0.47)			(0.15)	—		—	—		—

Total distributions	(0.47)			(0.15)	(0.04)		—	—		(0.04)

Net asset value at end of period	$15.51			$16.96	$15.38		$16.29	$13.44		$13.48

Total investment return (b)	(5.98%)			11.35%	(5.39	%)(c)	21.21%	(0.30%)		3.44%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.74	%)††		0.22%	(0.21%)		(0.27%)	(0.11	%)(d)	(0.15%)

Net expenses (e)	1.58	% ††		1.56%	1.67%		1.69%	1.67	% (f)	1.68%

Expenses (before reimbursement/waiver)	1.77%		††	1.70%	1.67%		1.69%	1.67	% (f)	1.68%

Portfolio turnover rate	62%			58%	53%		45%	33%		42%

Net assets at end of period (in 000’s)	$932			$1,154	$1,057		$1,446	$1,108		$1,204

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.68%.

22	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2020*	February 28, 2019^ through October 31, 2019

Net asset value at beginning of period	$17.28	$16.13

Net investment income (loss) (a)	0.00 ‡	0.15

Net realized and unrealized gain (loss) on investments	(0.91)	1.02

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.02)

Total from investment operations	(0.93)	1.15

Less distributions:

From net investment income	(0.11)	—

From net realized gain on investments	(0.47)	—

Total distributions	(0.58)	—

Net asset value at end of period	$15.77	$17.28

Total investment return (b)	3.53%	7.13%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	0.04%	1.37%

Net expenses (c)††	0.83%	0.83%

Expenses (before waiver/reimbursement) (c)††	1.02%	1.00%

Portfolio turnover rate	62%	58%

Net assets at end of period (in 000’s)	$175,887	$177,483

*	Unaudited.
^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay International Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on February 28, 2019.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

24	MainStay MacKay International Equity Fund

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain

25

Notes to Financial Statements (Unaudited) (continued)

thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2020, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial state-

ments. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including

26	MainStay MacKay International Equity Fund

those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $2,100,538 and received non-cash collateral, in the form of U.S. Treasury securities, with a value of $2,208,978.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized

27

Notes to Financial Statements (Unaudited) (continued)

appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2020, the Fund did not hold any foreign currency forward contracts.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. Foreign currency forward contracts were used to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total

Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	$663	$663

Total Realized Gain (Loss)		$663	$663

Average Notional Amount

	Foreign Exchange Contracts Risk	Total

Forward Contracts Short (a)	$24,243	$24,243

(a)	Positions were open less than one month during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the six-month period ended April 30, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.89%.

28	MainStay MacKay International Equity Fund

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class I, 0.85% and Class R6, 0.83%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class R6 shares waiver/reimbursement to the Class A, Investor Class, Class B, Class C, Class R1, Class R2 and Class R3 shares. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $1,381,873 and waived its fees and/or reimbursed expenses in the amount of $325,732.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$111
Class R2	215
Class R3	548

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $5,108 and $3,513, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2020, of $243, $825 and $28, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next

29

Notes to Financial Statements (Unaudited) (continued)

term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$42,752	$—
Investor Class	57,005	—
Class B	7,582	—
Class C	9,093	—
Class I	30,323	—
Class R1	164	—
Class R2	322	—
Class R3	819	—
Class R6	3,647	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$599	$18,432	$(18,945)	$—	$—	$86	$2	$—	86

(G)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$75,202,140	42.8%

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$262,039,978	$31,780,380	$(16,057,521)	$15,722,859

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$119,582
Long-Term Capital Gain	3,076,892
Total	$3,196,474

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

30	MainStay MacKay International Equity Fund

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $186,392 and $190,145, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	157,618	$2,645,135
Shares issued to shareholders in reinvestment of distributions	95,951	1,698,341
Shares redeemed	(323,809)	(5,190,615)

Net increase (decrease) in shares outstanding before conversion	(70,240)	(847,139)
Shares converted into Class A (See Note 1)	112,088	1,942,162
Shares converted from Class A (See Note 1)	(4,716)	(71,733)

Net increase (decrease)	37,132	$1,023,290

Year ended October 31, 2019:
Shares sold	891,776	$14,799,175
Shares issued to shareholders in reinvestment of distributions	39,110	581,950
Shares redeemed	(1,432,293)	(23,509,575)

Net increase (decrease) in shares outstanding before conversion	(501,407)	(8,128,450)
Shares converted into Class A (See Note 1)	87,551	1,426,304
Shares converted from Class A (See Note 1)	(55,231)	(895,055)

Net increase (decrease)	(469,087)	$(7,597,201)

Investor Class	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	54,004	$878,757
Shares issued to shareholders in reinvestment of distributions	37,448	657,204
Shares redeemed	(82,243)	(1,330,085)

Net increase (decrease) in shares outstanding before conversion	9,209	205,876
Shares converted into Investor Class (See Note 1)	18,279	292,153
Shares converted from Investor Class (See Note 1)	(102,858)	(1,774,093)

Net increase (decrease)	(75,370)	$(1,276,064)

Year ended October 31, 2019:
Shares sold	387,057	$6,426,137
Shares issued to shareholders in reinvestment of distributions	14,658	216,498
Shares redeemed	(451,502)	(7,463,061)

Net increase (decrease) in shares outstanding before conversion	(49,787)	(820,426)
Shares converted into Investor Class (See Note 1)	110,259	1,756,513
Shares converted from Investor Class (See Note 1)	(61,483)	(998,419)

Net increase (decrease)	(1,011)	$(62,332)

Class B	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	659	$9,117
Shares issued to shareholders in reinvestment of distributions	6,316	97,267
Shares redeemed	(23,246)	(321,089)

Net increase (decrease) in shares outstanding before conversion	(16,271)	(214,705)
Shares converted from Class B (See Note 1)	(24,561)	(353,514)

Net increase (decrease)	(40,832)	$(568,219)

Year ended October 31, 2019:
Shares sold	116,426	$1,720,865
Shares issued to shareholders in reinvestment of distributions	3,501	45,898
Shares redeemed	(171,357)	(2,495,992)

Net increase (decrease) in shares outstanding before conversion	(51,430)	(729,229)
Shares converted from Class B (See Note 1)	(46,670)	(652,096)

Net increase (decrease)	(98,100)	$(1,381,325)

31

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	10,606	$156,585
Shares issued to shareholders in reinvestment of distributions	7,668	118,089
Shares redeemed	(55,477)	(801,724)

Net increase (decrease) in shares outstanding before conversion	(37,203)	(527,050)
Shares converted from Class C (See Note 1)	(2,469)	(34,975)

Net increase (decrease)	(39,672)	$(562,025)

Year ended October 31, 2019:
Shares sold	62,946	$898,110
Shares issued to shareholders in reinvestment of distributions	5,556	72,842
Shares redeemed	(269,808)	(3,860,218)

Net increase (decrease) in shares outstanding before conversion	(201,306)	(2,889,266)
Shares converted from Class C (See Note 1)	(45,392)	(638,968)

Net increase (decrease)	(246,698)	$(3,528,234)

Class I	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	119,143	$2,081,043
Shares issued to shareholders in reinvestment of distributions	80,878	1,438,833
Shares redeemed	(544,971)	(8,619,450)

Net increase (decrease)	(344,950)	$(5,099,574)

Year ended October 31, 2019:
Shares sold	1,072,727	$17,223,161
Shares issued to shareholders in reinvestment of distributions	149,207	2,233,635
Shares redeemed	(1,629,800)	(26,063,040)

Net increase (decrease) in shares outstanding before conversion	(407,866)	(6,606,244)
Shares converted into Class I (See Note 1)	104	1,721
Shares converted from Class I (See Note 1)	(10,765,614)	(174,508,600)

Net increase (decrease)	(11,173,376)	$(181,113,123)

Class R1	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	626	$10,393
Shares issued to shareholders in reinvestment of distributions	478	8,457
Shares redeemed	(8,211)	(145,155)

Net increase (decrease)	(7,107)	$(126,305)

Year ended October 31, 2019:
Shares sold	1,899	$30,050
Shares issued to shareholders in reinvestment of distributions	204	3,038
Shares redeemed	(122,890)	(1,840,520)

Net increase (decrease)	(120,787)	$(1,807,432)

Class R2	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	1,188	$20,512
Shares issued to shareholders in reinvestment of distributions	501	8,885
Shares redeemed	(1,883)	(33,027)

Net increase (decrease)	(194)	$(3,630)

Year ended October 31, 2019:
Shares sold	3,373	$53,250
Shares issued to shareholders in reinvestment of distributions	254	3,783
Shares redeemed	(15,961)	(257,168)

Net increase (decrease)	(12,334)	$(200,135)

Class R3	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	9,201	$152,596
Shares issued to shareholders in reinvestment of distributions	1,793	31,478
Shares redeemed	(18,992)	(293,627)

Net increase (decrease)	(7,998)	$(109,553)

Year ended October 31, 2019:
Shares sold	16,622	$265,663
Shares issued to shareholders in reinvestment of distributions	585	8,641
Shares redeemed	(17,844)	(273,670)

Net increase (decrease)	(637)	$634

Class R6	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	1,264,918	$22,585,635
Shares issued to shareholders in reinvestment of distributions	354,425	6,312,311
Shares redeemed	(737,941)	(12,301,283)

Net increase (decrease)	881,402	$16,596,663

Period ended October 31, 2019 (a):
Shares sold	687,023	$11,450,236
Shares redeemed	(1,178,021)	(19,208,695)

Net increase (decrease) in shares outstanding before conversion	(490,998)	(7,758,459)
Shares converted into Class R6 (See Note 1)	10,763,300	174,508,600

Net increase (decrease)	10,272,302	$166,750,141

(a)	The inception date of the class was February 28, 2019.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The

32	MainStay MacKay International Equity Fund

Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay International Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

34	MainStay MacKay International Equity Fund

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three- and ten-year periods ended July 31, 2019, and performed in line with its peer funds for the five-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life

36	MainStay MacKay International Equity Fund

Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

37

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

38	MainStay MacKay International Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

39

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737261 MS086-20	MSIE10-06/20 (NYLIM) NL213

MainStay MacKay Tax Free Bond

Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–6.40 –1.99%	–3.01 1.56%	2.19 3.13%	4.03 4.51%	0.78 0.78%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–6.48 –2.07	–3.01 1.56	2.20 3.15	3.99 4.47	0.77 0.77
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–7.04 –2.21	–3.73 1.20	2.53 2.89	4.21 4.21	1.02 1.02
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–3.17 –2.21	0.31 1.30	2.89 2.89	4.22 4.22	1.02 1.02
Class I Shares	No Sales Charge		12/21/2009	–1.96	1.81	3.39	4.77	0.53
Class R6 Shares	No Sales Charge		11/1/2019	–1.86	N/A	N/A	N/A	0.45

*	Previously, the bar chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays Municipal Bond Index[4]	–1.33%	2.16%	3.04%	3.89%
Morningstar Muni National Long Category Average[5]	–3.67	0.16	2.55	3.71

4.

The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad-based market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$980.10	$3.69	$1,021.13	$3.77	0.75%

Investor Class Shares	$1,000.00	$979.30	$3.74	$1,021.08	$3.82	0.76%

Class B Shares	$1,000.00	$977.90	$4.97	$1,019.84	$5.07	1.01%

Class C Shares	$1,000.00	$977.90	$4.97	$1,019.84	$5.07	1.01%

Class I Shares	$1,000.00	$980.40	$2.46	$1,022.38	$2.51	0.50%

Class R6 Shares	$1,000.00	$981.40	$2.12	$1,022.73	$2.16	0.43%

1

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2020 (Unaudited)

New York	16.0%

California	14.9

Illinois	8.4

New Jersey	7.2

Texas	6.1

Connecticut	2.9

Florida	2.9

Pennsylvania	2.7

Puerto Rico	2.5

Nevada	2.4

Georgia	2.1

Michigan	2.1

South Carolina	1.9

Washington	1.8

Colorado	1.7

Maryland	1.4

Arizona	1.3

Iowa	1.3

Massachusetts	1.2

Ohio	1.0

Tennessee	1.0

Arkansas	0.9

District of Columbia	0.9

Missouri	0.8

Oklahoma	0.8

U.S. Virgin Islands	0.8

Idaho	0.7

Indiana	0.7

Minnesota	0.7%

Utah	0.7

Alabama	0.6

Delaware	0.6

Hawaii	0.6

Louisiana	0.6

Montana	0.6

Wisconsin	0.6

Guam	0.5

Nebraska	0.5

Kentucky	0.4

Rhode Island	0.4

Virginia	0.4

North Dakota	0.3

Oregon	0.3

Kansas	0.2

New Hampshire	0.2

South Dakota	0.2

West Virginia	0.2

Wyoming	0.2

Alaska	0.1

Mississippi	0.1

New Mexico	0.1

North Carolina	0.1

Vermont	0.1

Maine	0.0 ‡

Other Assets, Less Liabilities	2.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2020 (excluding short-term investment) (Unaudited)

1.	State of New Jersey, General Obligation Unlimited Notes, 4.00%, due 9/25/20

2.	State of California, Unlimited General Obligation, 4.00%–5.25%, due 11/1/29–4/1/49

3.	Metropolitan Transportation Authority, Revenue Bonds, 4.00%–5.25%, due 2/1/22–11/15/48

4.	New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds, 4.00%–5.25%, due 5/1/32–11/1/42

5.	Los Angeles Unified School District, Election 2008, Unlimited General Obligation, 5.25%, due 7/1/42
6.	New York State Dormitory Authority, Sales Tax, Revenue Bonds, 5.00%, due 3/15/37–3/15/45

7.	North Texas Tollway Authority, Revenue Bonds, 5.00%, due 1/1/34–1/1/40

8.	State of Illinois, Unlimited General Obligation, 4.00%–6.00%, due 2/1/26–6/1/41

9.	Washoe County School District, School Improvement Bonds, Limited General Obligation, 4.00%, due 10/1/45–10/1/49

10.	State of Connecticut Special Tax, Transportation Infrastructure, Revenue Bonds, 5.00%, due 9/1/30–1/1/36

8	MainStay MacKay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Tax Free Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay Tax Free Bond Fund returned –1.96%, underperforming the –1.33% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index. Over the same period, Class I shares outperformed the –3.67% return of the Morningstar Muni National Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the below-investment-grade, tax-exempt segment of the market underperformed the investment-grade segment, and the municipal market underperformed the taxable bond market. Bonds with short-end maturities outperformed those with long-end maturities, while among ratings categories higher-quality bonds outperformed their lower-quality counterparts. Among territory-issued bonds,2 securities from the U.S. Virgin Islands posted positive returns. Among the states, bonds from Maryland and Washington outperformed the overall municipal market while those from Illinois and Colorado underperformed.

The Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index was bolstered by overweight exposure to higher-quality bonds, and underweight exposure in longer maturities. Conversely, exposure to the state general obligation, prerefunded/ETM (escrowed to maturity) and special tax sectors detracted from relative performance, as did exposure to bonds from Texas, Massachusetts and Washington.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The rapid expansion of the COVID-19 pandemic in March 2020 resulted in a significant risk-off reaction in global financial markets. The municipal bond market’s response to the crisis reflected the significant disruption the virus caused to our economy and the financial markets. In March and April, municipal volatility surged and credit spreads widened. The extreme volatility in the municipal market was primarily due to a liquidity squeeze exacerbated by a sharp repricing of credit risk. Market technical conditions were upended as investors in municipal bond mutual funds and exchange-traded funds sought to exit a market that offered little liquidity, resulting in severe price declines. During this time, yields of variable-rate demand notes spiked to over 9% and the new-issue market was shut down. Credit spreads3 widened as market participants attempted to discount the impact of an abrupt shutdown of the U.S. economy. Notably, high-yield municipal bonds experienced extreme price swings exceeding 10 points in a day for some bonds. (A point represents one percent of a bond’s face value.) In our view, leveraged open-end mutual funds that were ill-prepared to meet shareholder redemptions contributed to municipal market volatility as they resorted to forced sales.

The pandemic produced a significant credit shift in the municipal market. With mandatory stay-at-home requirements and the closing of large segments of the economy, including travel, leisure and retail, the economic conditions of state and local governments and related entities came into question. Fortunately, the municipal market’s credit condition at the start of 2020 was at an all-time high as state governments had accumulated large reserves due to record tax revenues in the wake of the Great Recession of 2007-2009. Nevertheless, as of the end of the reporting period, we believe that several municipal “front-line” sectors, including infrastructure, hospitals, state and local governments, and higher education, are likely to be the sectors most immediately impacted by the pandemic-related economic slowdown. We expect the magnitude of the impact to be a function of the duration and the severity of the crisis, as well as the specific geographic location of the credits.

During the reporting period, the MacKay Shields municipal bond management team increased the Fund’s overall credit quality and added additional liquidity and cash reserves to offset short-term financial losses. As always, the team continues to assess the ability of each municipal issuer to manage through these times. We continue to believe there will be limited defaults in the municipal market, reflective of historical market trends.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used U.S. Treasury futures to maintain a neutral duration relative to the Bloomberg Barclays Municipal Bond Index. This hedge detracted from relative performance for the reporting period as the municipal market significantly underperformed the U.S. Treasury market.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Territory-issued bonds are debt securities issued by a U.S. territory, such as Puerto Rice, which are exempt from federal income tax.
3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

What was the Fund’s duration4 strategy during the reporting period?

As mentioned above, the Fund used a U.S. Treasury futures hedge to help maintain a neutral duration relative to the Bloomberg Barclays Municipal Bond Index. As of April 30, 2020, the Fund’s modified duration to worst5 was 5.22 years while the benchmark’s modified duration to worst was 4.88 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, bonds in the hospital, leasing and IDR/PCR (industry development revenue/pollution control revenue) sectors positively contributed to the Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index. (Contributions take weightings and total returns into account.) Conversely, investments in the state general obligation, prerefunded/ETM and special tax sectors detracted from results. Across states, holdings in bonds from New Jersey, Alabama and Pennsylvania contributed positively to the Fund’s relative performance, while holdings in bonds from Texas, Massachusetts and Washington weakened relative performance. Finally, exposure to bonds maturing in 20 years and longer enhanced relative results, while exposure to bonds maturing in less than 20 years hindered relative performance.

What were some of the Fund’s largest purchases and sales during the reporting period?

There were no material purchases or sales during the reporting period.

How did the Fund’s sector weighting change during the reporting period?

During the reporting period, the Fund increased its exposure to the transportation, state general obligation and local general obligation sectors. At the same time, the Fund decreased exposure to the housing, hospital and electric sectors. Across states, the Fund increased its exposure to bonds from New Jersey, California and Nevada during the reporting period, while decreasing exposure to bonds from Illinois, Texas and Massachusetts.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held an overweight position relative to the Bloomberg Barclays Municipal Bond Index in bonds with maturities of 20 to 25 years, and to credits rated AA.6 In addition, the Fund held overweight exposure to bonds from Illinois, New Jersey and Puerto Rico, and underweight exposure to bonds from California and Texas. In terms of sectors, the Fund held overweight positions relative to the benchmark in local general obligation and transportation bonds, and underweight positions in incremental tax and prerefunded/ETM securities.

While maintaining cash reserves to take advantage of any continued volatility, as of April 30, 2020, the Fund was buying short-term notes and BANs (bond anticipation notes) with attractive yields.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

6.

An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Tax Free Bond Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Municipal Bonds 97.2%† Long-Term Municipal Bonds 94.8%
Alabama 0.6%
Alabama Federal Aid Highway Finance Authority, Revenue Bonds Series A 5.00%, due 6/1/37	$1,175,000	$1,390,624
City of Birmingham AL, Unlimited General Obligation Series A 5.00%, due 3/1/43 (a)	2,650,000	2,880,921
City of Thomasville AL, Unlimited General Obligation
Insured: BAM 5.00%, due 2/15/25	865,000	993,245
Insured: BAM 5.00%, due 2/15/26	915,000	1,071,987
Insured: BAM 5.00%, due 2/15/27	955,000	1,140,642
Insured: BAM 5.00%, due 2/15/28	250,000	303,763
Houston County Health Care Authority, Southeast Alabama Medical, Revenue Bonds 5.00%, due 10/1/25	1,000,000	1,123,480
Lower Alabama Gas District, Revenue Bonds 4.00%, due 12/1/50 (b)	540,000	575,041
Series A 5.00%, due 9/1/46	10,000,000	12,482,900
University of South Alabama, Revenue Bonds
Insured: AGM 4.00%, due 11/1/35	2,000,000	2,139,580
Insured: AGM 5.00%, due 11/1/29	1,110,000	1,310,743
Insured: AGM 5.00%, due 11/1/30	2,000,000	2,350,060
Water Works Board of the City of Birmingham, Revenue Bonds Series B 5.00%, due 1/1/32	6,140,000	7,278,724

		35,041,710

Alaska 0.1%
Alaska Industrial Development & Export Authority, FairBanks Community Hospital, Revenue Bonds 5.00%, due 4/1/32	3,550,000	3,757,853

	Principal Amount	Value
Arizona 1.3%
Arizona Board of Regents, Revenue Bonds
Series A 4.00%, due 7/1/38	$1,100,000	$1,243,814
Series A 4.00%, due 7/1/40	1,100,000	1,231,769
Series A 4.00%, due 7/1/42	1,500,000	1,673,985
Series A 5.00%, due 7/1/34	1,000,000	1,259,470
Series A 5.00%, due 7/1/35	1,000,000	1,252,990
Series A 5.00%, due 7/1/36	1,125,000	1,402,886
Series A 5.00%, due 7/1/37	1,500,000	1,863,435
Series A 5.00%, due 7/1/39	2,000,000	2,464,480
Series A 5.00%, due 7/1/41	3,500,000	4,288,445
Series A 5.00%, due 7/1/43	3,480,000	4,243,338
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	1,000,000	1,026,530
Arizona Health Facilities Authority, Scottsdale Lincoln Hospital Project, Revenue Bonds Series A 5.00%, due 12/1/39	4,760,000	5,103,148
Arizona Industrial Development Authority, NCCU Properties LLC, Central University Project, Revenue Bonds Series A, Insured: BAM 4.00%, due 6/1/44	940,000	970,437
Maricopa County Unified School District No. 69 Paradise Valley, Unlimited General Obligation 4.00%, due 7/1/34	525,000	610,859
4.00%, due 7/1/37	1,400,000	1,601,712
Maricopa County Unified School District No. 90 Saddle Mountain, Unlimited General Obligation Insured: AGM 4.00%, due 7/1/35	5,175,000	5,763,242
Salt River Project Agricultural Improvement & Power District, Electric System, Revenue Bonds
Series A 4.00%, due 1/1/39	3,600,000	4,056,948
Series A 4.00%, due 1/1/41	9,095,000	10,193,949

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Salt River Project Agricultural Improvement & Power District, Revenue Bonds Series A 5.00%, due 12/1/45	$22,100,000	$25,203,724

		75,455,161

Arkansas 0.8%
City of Fort Smith AR, Water & Sewer, Revenue Bonds
Insured: BAM 5.00%, due 10/1/28	1,535,000	1,854,050
Insured: BAM 5.00%, due 10/1/29	1,075,000	1,291,978
Insured: BAM 5.00%, due 10/1/31	2,335,000	2,778,487
County of Pulaski AR, Arkansas Children’s Hospital, Revenue Bonds 5.00%, due 3/1/34	2,000,000	2,257,540
Pulaski County Special School District, Limited General Obligation Insured: State Aid Withholding 4.00%, due 2/1/48	15,500,000	16,107,135
Springdale Public Facilities Board, Arkansas Children’s Northwest, Revenue Bonds 5.00%, due 3/1/34	2,890,000	3,262,145
Springdale School District No. 50, Limited General Obligation
Insured: State Aid Withholding 4.00%, due 6/1/36	2,500,000	2,603,175
Insured: State Aid Withholding 4.00%, due 6/1/40	10,400,000	10,778,872
University of Arkansas, UALR Campus, Revenue Bonds 5.00%, due 10/1/29	1,315,000	1,597,068
5.00%, due 10/1/30	1,110,000	1,342,811
5.00%, due 10/1/31	1,205,000	1,452,025

		45,325,286

California 14.4%
Alta Loma School District, Unlimited General Obligation
Series A 4.00%, due 8/1/45	4,500,000	4,967,505
Series B 5.00%, due 8/1/44	4,000,000	4,654,840
Anaheim Housing & Public Improvement Authority, Revenue Bonds
Series C 5.00%, due 10/1/36	1,100,000	1,260,358

	Principal Amount	Value
California (continued)
Anaheim Housing & Public Improvement Authority, Revenue Bonds (continued)
Series C 5.00%, due 10/1/37	$1,000,000	$1,144,680
Series C 5.00%, due 10/1/38	1,000,000	1,143,580
Series C 5.00%, due 10/1/40	900,000	1,027,251
Antelope Valley Community College District, Election 2016, Unlimited General Obligation Series A 4.50%, due 8/1/38	11,500,000	13,074,925
Bay Area Toll Authority, Revenue Bonds Subseries S-H 5.00%, due 4/1/44	2,615,000	3,024,744
California Health Facilities Financing Authority, City of Hope Obligated Group, Revenue Bonds 5.00%, due 11/15/49	24,410,000	27,101,202
California Health Facilities Financing Authority, Providence St. Joseph Health, Revenue Bonds Series A 4.00%, due 10/1/35	1,230,000	1,318,917
California Health Facilities Financing Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/41	5,000,000	5,503,700
California Infrastructure & Economic Development Bank, Green Bond, Revenue Bonds 5.00%, due 8/1/49	9,060,000	10,640,064
California Municipal Finance Authority, CHF Davis I LLC, Revenue Bonds Insured: BAM 5.00%, due 5/15/36	4,400,000	4,765,508
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/22	390,000	413,275
5.00%, due 12/1/23	405,000	436,242
5.00%, due 12/1/24	425,000	464,300
5.00%, due 12/1/25	450,000	496,314
5.00%, due 12/1/26	470,000	522,231
5.00%, due 12/1/27	495,000	554,870
5.00%, due 12/1/28	520,000	580,996
California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/32	1,570,000	1,704,031

12	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds (continued)
Insured: BAM 5.00%, due 5/15/32	$1,500,000	$1,662,600
Insured: BAM 5.00%, due 5/15/39	9,815,000	10,529,041
Insured: BAM 5.00%, due 5/15/43	11,750,000	12,485,432
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	16,000,000	4,380,640
California State Educational Facilities Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/34	5,000,000	5,612,450
California State University, Revenue Bonds Series A 5.00%, due 11/1/44	21,530,000	26,116,105
California State University, Systemwide, Revenue Bonds Series A 5.00%, due 11/1/44	4,000,000	4,519,400
Chino Valley Unified School District, Limited General Obligation
Series B 3.375%, due 8/1/50	3,000,000	3,057,690
Series B 4.00%, due 8/1/45	14,310,000	15,931,466
Chula Vista Elementary School District, Unlimited General Obligation (zero coupon), due 8/1/23	5,000,000	4,858,100
City of Escondido CA, Unlimited General Obligation 5.00%, due 9/1/36	5,000,000	5,896,200
City of Long Beach CA Harbor, Revenue Bonds Series A 5.00%, due 12/15/20	7,940,000	8,151,204
City of Long Beach CA, Airport System, Revenue Bonds Series A 5.00%, due 6/1/30	5,000,000	5,012,700
City of Los Angeles CA, Wastewater System Revenue, Revenue Bonds Subseries A 5.00%, due 6/1/43	10,000,000	11,887,100

	Principal Amount	Value
California (continued)
City of Los Angeles, Department of Airports, Los Angeles International Airport, Revenue Bonds
Subseries E 5.00%, due 5/15/36	$3,205,000	$3,787,861
Subseries E 5.00%, due 5/15/37	1,000,000	1,177,980
5.00%, due 5/15/37 (c)	2,350,000	2,694,416
Series A 5.00%, due 5/15/40	6,850,000	8,126,977
Series C 5.00%, due 5/15/44 (c)	3,285,000	3,639,024
Subseries E 5.00%, due 5/15/44	10,230,000	11,845,112
City of Richmond CA, Wastewater Revenue, Revenue Bonds Series A 5.25%, due 8/1/47	10,530,000	12,423,505
City of San Jose CA, Unlimited General Obligation Series A-1 5.00%, due 9/1/41	3,000,000	3,624,180
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation Series F, Insured: BAM 5.00%, due 8/1/46	12,385,000	14,396,076
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	15,000,000	17,209,950
Compton Unified School District, Certificates of Participation
Series A, Insured: BAM 5.00%, due 6/1/31	250,000	299,628
Series A, Insured: BAM 5.00%, due 6/1/32	500,000	594,445
Compton Unified School District, Unlimited General Obligation
Series B, Insured: BAM (zero coupon), due 6/1/38	1,250,000	751,425
Series B, Insured: BAM (zero coupon), due 6/1/39	1,340,000	775,498
Series B, Insured: BAM (zero coupon), due 6/1/40	1,500,000	835,830
Series B, Insured: BAM (zero coupon), due 6/1/41	1,750,000	936,478
Corona-Norco Unified School District, Unlimited General Obligation Series C 4.00%, due 8/1/49	7,000,000	7,581,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Cotati-Rohnert Park Unified School District, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/42	$2,865,000	$3,328,385
El Monte Union High School District, Unlimited General Obligation Series A 5.00%, due 6/1/49	17,390,000	19,841,294
Enterprise Elementary School District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/49	5,000,000	5,628,500
Etiwanda School District, Election 2016, Unlimited General Obligation Series A 5.00%, due 8/1/46	5,725,000	6,607,738
Firebaugh-Las Deltas Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/41	3,000,000	3,538,890
Fontana Public Finance Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/32	1,320,000	1,508,839
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/35	14,800,000	7,178,740
Series C (zero coupon), due 8/1/36	15,500,000	6,980,890
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Subseries B-2, Insured: AGM 3.50%, due 1/15/53 (b)	9,400,000	9,473,414
Fresno Unified School District, Election 2001, Unlimited General Obligation
Series G (zero coupon), due 8/1/32	6,000,000	2,801,160
Series G (zero coupon), due 8/1/33	10,000,000	4,337,600
Series G (zero coupon), due 8/1/41	23,485,000	5,834,144
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/40	5,410,000	6,265,862
Golden State Tobacco Securitization Corp., Revenue Bonds Series A-1 5.00%, due 6/1/33	12,545,000	14,361,140

	Principal Amount	Value
California (continued)
Jurupa Unified School District, Unlimited General Obligation Series C 5.25%, due 8/1/43	$5,500,000	$6,714,840
Live Oak Elementary School District, Certificates of Participation Insured: AGM 5.00%, due 8/1/39	3,205,000	3,699,147
Live Oak Unified School District, Election 2016, Unlimited General Obligation Series B, Insured: AGM 5.00%, due 8/1/48	1,500,000	1,756,440
Los Angeles County Public Works Financing Authority, Revenue Bonds
Series E-1 5.00%, due 12/1/44	3,500,000	4,075,295
Series E-1 5.00%, due 12/1/49	4,500,000	5,215,410
Los Angeles Department of Water & Power, Power System, Revenue Bonds
Series B 5.00%, due 7/1/30	1,000,000	1,269,640
Series A 5.25%, due 7/1/49	15,000,000	18,192,450
Los Angeles Unified School District, Election 2008, Unlimited General Obligation Series B-1 5.25%, due 7/1/42	68,405,000	80,878,652
Lynwood Unified School District, Unlimited General Obligation Series B, Insured: BAM 4.00%, due 8/1/45	2,500,000	2,692,900
Napa Valley Unified School District, Unlimited General Obligation Series C, Insured: AGM 4.00%, due 8/1/44	11,250,000	12,069,338
Oakland Unified School District, Alameda County, Unlimited General Obligation
Insured: AGM 5.00%, due 8/1/27	1,160,000	1,353,616
Insured: AGM 5.00%, due 8/1/28	1,755,000	2,042,960
Insured: AGM 5.00%, due 8/1/29	2,535,000	2,943,160
Oceanside Unified School District, Unrefunded Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/49	560,000	75,516

14	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Paramount Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/43	$25,000,000	$6,204,750
Pittsburg Unified School District Financing Authority, Revenue Bonds Insured: AGM 4.00%, due 9/1/43	500,000	547,665
Pomona Unified School District, Election 2008, Unlimited General Obligation Series E, Insured: AGM 5.00%, due 8/1/30	3,285,000	3,537,485
Richmond Joint Powers Financing Authority, Civic Center Project, Revenue Bonds Series A, Insured: AGM 5.00%, due 11/1/37	3,660,000	4,339,040
Riverside Community College District, Unlimited General Obligation 4.00%, due 8/1/34	3,700,000	4,208,084
Riverside County Redevelopment Successor Agency, Jurupa Valley Project, Tax Allocation
Series B, Insured: BAM 5.00%, due 10/1/29	875,000	1,013,005
Series B, Insured: BAM 5.00%, due 10/1/30	2,645,000	3,050,531
Riverside County Transportation Commission, Sales Tax, Revenue Bonds Series B, Insured: BAM 4.00%, due 6/1/36	20,000,000	22,145,400
Riverside Unified School District, Election 2016, Unlimited General Obligation Series B, Insured: BAM 4.00%, due 8/1/42	5,000,000	5,418,050
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/30	1,000,000	1,108,300
San Diego Association of Governments, South Bay Expressway, Senior Lien, Revenue Bonds
Series A 5.00%, due 7/1/30	2,475,000	2,909,090
Series A 5.00%, due 7/1/32	1,800,000	2,079,324
Series A 5.00%, due 7/1/38	1,150,000	1,301,720

	Principal Amount	Value
California (continued)
San Diego County Regional Airport Authority, Revenue Bonds Series A 4.00%, due 7/1/38	$1,750,000	$1,865,763
San Diego County Water Authority, Revenue Bonds 5.00%, due 5/1/34	5,795,000	6,326,286
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds Series A 5.00%, due 10/15/44	3,000,000	3,439,890
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds Series E 5.00%, due 5/1/50 (c)	7,500,000	8,403,825
San Marcos School Financing Authority, Revenue Bonds
Insured: AGM 5.00%, due 8/15/33	500,000	575,050
Insured: AGM 5.00%, due 8/15/34	1,000,000	1,146,690
Insured: AGM 5.00%, due 8/15/35	1,000,000	1,142,290
Insured: AGM 5.00%, due 8/15/36	1,100,000	1,252,141
Santa Clara Valley Water District, Revenue Bonds Series A 5.00%, due 6/1/49	2,865,000	3,321,738
Santa Monica Community College District, Election 2016, Unlimited General Obligation Series A 4.00%, due 8/1/47	8,580,000	9,341,046
Selma Unified School District, Election 2006, Unlimited General Obligation
Series D, Insured: AGM (zero coupon), due 8/1/39	730,000	404,588
Series D, Insured: AGM (zero coupon), due 8/1/41	730,000	372,694
Sierra Joint Community College District, Election 2018, Unlimited General Obligation 4.00%, due 8/1/53	3,500,000	3,760,785
Simi Valley Unified School District, Election 2016, Unlimited General Obligation
Series A 5.00%, due 8/1/39	1,000,000	1,182,000
Series A 5.00%, due 8/1/40	1,195,000	1,406,384

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Solano County Community College District, Election 2012, Unlimited General Obligation Series C 5.25%, due 8/1/42	$16,460,000	$19,561,064
Southern California Water Replenishment District, Revenue Bonds 5.00%, due 8/1/38	1,750,000	2,107,893
State of California, Unlimited General Obligation 4.00%, due 10/1/34	20,790,000	23,765,673
4.00%, due 3/1/36	13,000,000	14,888,640
4.00%, due 3/1/37	20,100,000	22,833,198
4.00%, due 3/1/38	19,870,000	22,491,449
4.00%, due 3/1/40	10,500,000	11,819,745
4.00%, due 3/1/46	20,000,000	22,190,000
4.00%, due 4/1/49	2,030,000	2,226,118
5.00%, due 11/1/29	3,000,000	3,690,330
5.00%, due 3/1/32	4,040,000	5,121,468
5.00%, due 4/1/33	5,000,000	6,184,200
5.00%, due 11/1/34	270,000	331,679
5.00%, due 3/1/35	4,225,000	5,271,152
5.00%, due 11/1/36	5,000,000	6,092,150
5.25%, due 10/1/39	5,635,000	6,573,735
Susanville, Natural Gas Enterprise Refunding Project, Revenue Bonds Insured: AGM 4.00%, due 6/1/45	2,000,000	2,155,820
Tahoe-Truckee Unified School District, Unlimited General Obligation Series B 5.00%, due 8/1/41	2,200,000	2,590,918
Turlock Irrigation District, Revenue Bonds 5.00%, due 1/1/44	4,000,000	4,859,120
Twin Rivers Unified School District, Unrefunded Election 2006, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/32	5,120,000	3,756,339
University of California, Revenue Bonds
Series AV 5.00%, due 5/15/42	1,725,000	2,022,839
Series AZ 5.00%, due 5/15/43	9,180,000	10,941,917
Series AZ 5.25%, due 5/15/58	5,905,000	7,046,200
Westminster School District, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	13,900,000	2,362,722

	Principal Amount	Value
California (continued)
Winters Joint Unified School District, Unlimited General Obligation Series B, Insured: BAM 5.00%, due 8/1/46	$1,400,000	$1,615,446

		850,569,135

Colorado 1.7%
Adams State University, Revenue Bonds
Series A, Insured: State Higher Education Intercept Program 4.00%, due 5/15/37	750,000	839,490
Series A, Insured: State Higher Education Intercept Program 4.00%, due 5/15/39	1,085,000	1,206,976
Series A, Insured: State Higher Education Intercept Program 4.00%, due 5/15/42	1,500,000	1,656,120
City & County of Denver CO, Convention Center Expansion Project, Certificates of Participation Series A 5.375%, due 6/1/43	2,875,000	3,316,629
City of Colorado Springs CO, Utilities System, Revenue Bonds
Series A-2 4.00%, due 11/15/32	530,000	613,131
Series A-4 4.00%, due 11/15/32	855,000	989,107
Series A-2 4.00%, due 11/15/33	600,000	690,936
Series A-4 4.00%, due 11/15/33	700,000	806,092
Series A-2 4.00%, due 11/15/34	430,000	493,244
Series A-4 4.00%, due 11/15/34	900,000	1,032,372
Series A-2 4.00%, due 11/15/35	385,000	436,432
Series A-4 4.00%, due 11/15/35	740,000	838,857
Colorado Health Facilities Authority, AdventHealth Obligated Group, Revenue Bonds 4.00%, due 11/15/43	3,905,000	4,039,566
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1 4.00%, due 8/1/39	1,000,000	997,180
Series A-2 5.00%, due 8/1/44	4,500,000	4,811,265

16	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Colorado State Housing & Finance Authority, Revenue Bonds Series C, Insured: GNMA 4.25%, due 11/1/48	$5,590,000	$6,023,337
Denver City & County Airport System Revenue (c)
Series A 5.00%, due 12/1/25	5,370,000	6,218,245
Series A 5.25%, due 12/1/48	10,000,000	11,476,800
Denver Convention Center Hotel Authority, Revenue Bonds 5.00%, due 12/1/30	1,305,000	1,318,937
5.00%, due 12/1/31	1,885,000	1,903,737
5.00%, due 12/1/36	1,000,000	1,005,330
E-470 Public Highway Authority, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 9/1/20	3,370,000	3,358,879
Regional Transportation District, Certificates of Participation Series A 4.50%, due 6/1/44	13,000,000	13,769,210
South Suburban Park & Recreation District, Unlimited General Obligation 4.00%, due 12/15/36	950,000	1,077,575
4.00%, due 12/15/38	1,140,000	1,284,290
Vista Ridge Metropolitan District, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 12/1/31	1,250,000	1,476,800
Weld County School District No. 6 Greeley, Unlimited General Obligation
Insured: State Aid Withholding 5.00%, due 12/1/36	4,150,000	5,179,324
Insured: State Aid Withholding 5.00%, due 12/1/40	2,490,000	3,058,816
Insured: State Aid Withholding 5.00%, due 12/1/44	8,750,000	10,643,150
Weld County School District No. RE-2 Eaton, Unlimited General Obligation Insured: State Aid Withholding 5.00%, due 12/1/39	6,560,000	8,049,382

		98,611,209

Connecticut 2.7%
City of Bridgeport CT, Unlimited General Obligation
Series D, Insured: AGM 5.00%, due 8/15/33	3,090,000	3,612,055

	Principal Amount	Value
Connecticut (continued)
Series D, Insured: AGM 5.00%, due 8/15/34	$3,090,000	$3,602,168
Series D, Insured: AGM 5.00%, due 8/15/35	3,090,000	3,594,257
Series D, Insured: AGM 5.00%, due 8/15/36	3,090,000	3,584,431
City of Hartford CT, Unlimited General Obligation
Series A, Insured: State Guaranteed 5.00%, due 4/1/28	2,500,000	2,631,125
Series C, Insured: AGM 5.00%, due 7/15/32	7,470,000	8,428,102
Series C, Insured: AGM 5.00%, due 7/15/34	2,500,000	2,798,075
City of Hartford CT, Unrefunded, Unlimited General Obligation
Series A, Insured: State Guaranteed 5.00%, due 4/1/29	895,000	940,564
Series A, Insured: AGM 5.00%, due 4/1/32	195,000	205,969
Connecticut Housing Finance Authority, Housing Mortgage Finance Program, Revenue Bonds Series D-1 4.00%, due 11/15/49	10,000,000	10,831,300
Connecticut State Health & Educational Facility Authority, Quinnipiac University, Revenue Bonds Series L 5.00%, due 7/1/32	10,425,000	11,352,304
Connecticut State Housing Finance Authority, Revenue Bonds
Subseries C-1 4.00%, due 11/15/45	5,260,000	5,612,841
Series B-1 4.00%, due 5/15/49	2,765,000	2,986,891
State of Connecticut Special Tax, Transportation Infrastructure, Revenue Bonds
Series A 5.00%, due 9/1/30	6,500,000	7,292,140
Series A 5.00%, due 1/1/31	6,500,000	7,569,640
Series A, Insured: BAM 5.00%, due 9/1/31	14,470,000	17,336,218
Series A 5.00%, due 9/1/33	13,000,000	14,747,590
Series A 5.00%, due 9/1/34	3,250,000	3,577,438
Series A 5.00%, due 1/1/36	4,075,000	4,635,883

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
State of Connecticut, Unlimited General Obligation
Series A 5.00%, due 3/1/28	$1,990,000	$2,195,328
Series F 5.00%, due 9/15/28	12,810,000	15,305,388
Series A 5.00%, due 3/15/32	5,130,000	5,780,227
Series C 5.00%, due 6/15/33	1,775,000	2,051,527
Series C 5.00%, due 6/15/34	1,375,000	1,584,440
Series A 5.00%, due 4/15/35	6,000,000	6,794,280
Series A 5.00%, due 1/15/40	750,000	862,935
University of Connecticut, Revenue Bonds
Series A 5.00%, due 11/1/33	2,000,000	2,338,360
Series A 5.00%, due 11/1/35	3,990,000	4,627,682

		156,879,158

Delaware 0.6%
Delaware State Health Facilities Authority, Christiana Health Care System Obligated Group, Revenue Bonds 5.00%, due 10/1/34	6,360,000	7,769,503
5.00%, due 10/1/35	8,085,000	9,829,743
5.00%, due 10/1/37	9,135,000	11,021,286
5.00%, due 10/1/39	3,095,000	3,712,762

		32,333,294

District of Columbia 0.8%
District of Columbia, Bryant Street Project, Tax Allocation 4.00%, due 6/1/39	2,370,000	2,631,269
4.00%, due 6/1/43	2,035,000	2,237,421
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds 5.00%, due 6/1/42	5,500,000	5,602,795
District of Columbia, Gallery Place Project, Tax Allocation 5.00%, due 6/1/27	525,000	546,604
District of Columbia, Revenue Bonds
Series A 4.00%, due 3/1/39	3,500,000	3,969,070
Series A 4.00%, due 3/1/40	2,000,000	2,263,080
Series A 5.00%, due 3/1/33	5,000,000	6,344,650

	Principal Amount	Value
District of Columbia (continued)
Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds
Series B 4.00%, due 10/1/39	$1,000,000	$1,002,200
Series B 5.00%, due 10/1/33	1,500,000	1,671,720
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds (a)
Series C, Insured: AGC 6.50%, due 10/1/41	8,000,000	9,846,960
Series B 6.50%, due 10/1/44	7,140,000	8,647,754

		44,763,523

Florida 2.9%
Broward County FL, Water & Sewer Utility, Revenue Bonds Series A 5.00%, due 10/1/38	650,000	801,925
Central Florida Expressway Authority, Senior Lien, Revenue Bonds Series A 5.00%, due 7/1/35	2,205,000	2,610,830
City of Miami Beach FL Parking, Revenue Bonds Insured: BAM 5.00%, due 9/1/40	2,500,000	2,889,825
City of Miami Beach FL, Revenue Bonds 5.00%, due 9/1/47	2,195,000	2,380,017
City of Miami FL Parking System, Revenue Bonds
Insured: BAM 4.00%, due 10/1/33	1,520,000	1,718,406
Insured: BAM 4.00%, due 10/1/36	3,395,000	3,787,632
Insured: BAM 4.00%, due 10/1/37	2,535,000	2,818,134
Insured: BAM 4.00%, due 10/1/38	1,675,000	1,856,034
Insured: BAM 4.00%, due 10/1/39	2,820,000	3,116,551
City of Orlando FL, Unrefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	1,600,000	1,605,024
County of Miami-Dade FL Aviation, Revenue Bonds 5.00%, due 10/1/31	750,000	850,222

18	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
County of Miami-Dade FL Aviation, Unlimited General Obligation 5.00%, due 7/1/37	$2,000,000	$2,383,420
County of Miami-Dade FL, Unlimited General Obligation Series A 5.00%, due 11/1/20	3,510,000	3,583,956
County of Miami-Dade Florida Water & Sewer System, Revenue Bonds
Series A 4.00%, due 10/1/44	9,500,000	10,326,120
Series B 5.00%, due 10/1/31	10,000,000	11,613,100
5.00%, due 10/1/43	7,250,000	8,631,415
5.00%, due 10/1/44	20,000,000	23,933,400
County of Sarasota FL Utility System, Revenue Bonds Series A 5.00%, due 10/1/40	6,195,000	7,536,527
Florida Governmental Utility Authority, Revenue Bonds
Insured: AGM 4.00%, due 10/1/37	1,375,000	1,564,145
Insured: AGM 4.00%, due 10/1/39	1,400,000	1,583,204
Florida Housing Finance Corp., Revenue Bonds Insured: GNMA/FNMA/FHLMC 4.00%, due 7/1/49	2,715,000	2,886,534
Florida Keys Aqueduct Authority, Revenue Bonds Series A 5.00%, due 9/1/49	6,000,000	6,747,720
Florida State Department of Transportation, Turnpike System, Revenue Bonds Series A 4.00%, due 7/1/39	3,500,000	3,918,460
JEA Electric System, Revenue Bonds Series B 4.00%, due 10/1/36	5,060,000	5,546,721
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Revenue Bonds 5.00%, due 8/1/31	1,500,000	1,532,940
Pasco County FL, Fire-Rescue Projects, Unlimited General Obligation Series B-2 5.00%, due 10/1/48	1,880,000	2,263,445

	Principal Amount	Value
Florida (continued)
Putnam County Development Authority, Revenue Bonds Series A 5.00%, due 3/15/42	$5,000,000	$5,818,200
South Miami Health Facilities Authority, Baptist Health South Florida, Revenue Bonds 5.00%, due 8/15/42	20,000,000	21,951,800
West Palm Beach Community Redevelopment Agency, City Center Community Redevelopment Area, Tax Allocation 5.00%, due 3/1/34	10,100,000	12,387,650
5.00%, due 3/1/35	10,620,000	12,968,719

		171,612,076

Georgia 1.7%
Brookhaven Development Authority, Children’s Healthcare of Atlanta, Revenue Bonds 4.00%, due 7/1/44	8,450,000	9,016,826
4.00%, due 7/1/49	3,000,000	3,174,330
Series A 5.00%, due 7/1/32	1,550,000	1,891,093
Series A 5.00%, due 7/1/33	2,380,000	2,875,468
Series A 5.00%, due 7/1/35	1,900,000	2,259,879
Series A 5.00%, due 7/1/36	2,850,000	3,362,373
Series A 5.00%, due 7/1/37	2,800,000	3,279,668
Series A 5.00%, due 7/1/38	2,250,000	2,617,335
Series A 5.00%, due 7/1/39	1,300,000	1,508,091
Coweta County Development Authority, Piedmont Healthcare, Inc., Revenue Bonds 5.00%, due 7/1/44	5,000,000	5,670,850
Dalton GA, Board of Water Light & Sinking Fund Commissioners, Revenue Bonds 5.00%, due 3/1/30	2,055,000	2,441,176
DeKalb County Water & Sewer Revenue, Revenue Bonds Series A 5.25%, due 10/1/41	6,250,000	6,564,312
Etowah Water & Sewer Authority, Revenue Bonds
Insured: BAM 4.00%, due 3/1/33	1,000,000	1,119,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
Etowah Water & Sewer Authority, Revenue Bonds (continued)
Insured: BAM 4.00%, due 3/1/35	$1,250,000	$1,387,638
Forsyth County Water & Sewerage Authority, Revenue Bonds 3.00%, due 4/1/35	1,200,000	1,265,244
Fulton County Development Authority, Piedmont Healthcare, Inc. Project, Revenue Bonds
Series A 4.00%, due 7/1/37	2,200,000	2,349,490
Series A 4.00%, due 7/1/38	1,750,000	1,858,605
Series A 4.00%, due 7/1/39	2,500,000	2,639,550
Series A 5.00%, due 7/1/36	3,000,000	3,478,800
Gainesville & Hall County Hospital Authority, Northeast Health System, Inc. Project, Revenue Bonds 4.00%, due 2/15/38	8,310,000	8,646,555
Series A, Insured: County Guaranteed 5.25%, due 8/15/49	3,000,000	3,417,270
Gwinnett County School District, Unlimited General Obligation 5.00%, due 2/1/41	11,410,000	14,037,609
Main Street Natural Gas, Inc., Revenue Bonds
Series A 5.00%, due 5/15/35	3,000,000	3,421,020
Series A 5.00%, due 5/15/36	3,700,000	4,215,817
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series A 5.00%, due 1/1/37	1,000,000	1,078,550
Series A 5.00%, due 1/1/38	1,000,000	1,075,360
Municipal Electric Authority of Georgia, Revenue Bonds Series A 5.00%, due 1/1/35	5,000,000	5,263,500

		99,915,609

Guam 0.5%
Antonio B Won Pat International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.125%, due 10/1/43 (c)	5,000,000	5,372,200

	Principal Amount	Value
Guam (continued)
Guam Government Waterworks Authority, Water & Wastewater Systems Revenue, Revenue Bonds 5.00%, due 7/1/40	$1,730,000	$1,750,950
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 7/1/36	1,750,000	1,782,918
5.00%, due 1/1/46	2,500,000	2,505,125
5.25%, due 7/1/33	1,000,000	1,022,430
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/30	5,610,000	5,842,759
Series A, Insured: AGM 5.00%, due 10/1/44	655,000	682,641
Territory of Guam, Revenue Bonds Series A 5.125%, due 1/1/42	3,085,000	2,980,017
Territory of Guam, Section 30, Revenue Bonds
Series A 5.00%, due 12/1/27	2,265,000	2,326,223
Series A 5.00%, due 12/1/34	2,290,000	2,268,932

		26,534,195

Hawaii 0.6%
City & County of Honolulu HI, Unlimited General Obligation Series C 5.00%, due 8/1/42	1,500,000	1,817,370
Honolulu City & County Wastewater Systems, Revenue Bonds Series A 4.00%, due 7/1/42	7,000,000	7,637,070
State of Hawaii Airports System, Revenue Bonds Series A 5.00%, due 7/1/35 (c)	2,500,000	2,840,750
State of Hawaii Department of Budget & Finance, Hawaii Pacific Health Obligation, Revenue Bonds Series A 6.00%, due 7/1/33	3,000,000	3,294,000
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc, Revenue Bonds 3.50%, due 10/1/49 (c)	7,000,000	6,605,410
State of Hawaii Highway Fund, Revenue Bonds
Series A 5.00%, due 1/1/38	2,765,000	3,354,913

20	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hawaii (continued)
State of Hawaii Highway Fund, Revenue Bonds (continued)
Series A 5.00%, due 1/1/39	$3,150,000	$3,810,996
Series A 5.00%, due 1/1/40	2,140,000	2,583,472
State of Hawaii, Unlimited General Obligation Series FE 5.00%, due 10/1/20	1,175,000	1,195,703

		33,139,684

Idaho 0.7%
Idaho Building Authority, State Office Campus Project, Revenue Bonds Series A 4.00%, due 9/1/48	10,220,000	11,128,456
Idaho Housing & Finance Association, Federal Highway Trust Fund, Revenue Bonds
Series A 5.00%, due 7/15/36	16,920,000	19,760,868
Series A 5.00%, due 7/15/37	10,000,000	11,638,800
Idaho Housing & Finance Association, Revenue Bonds Series A, Insured: GNMA 4.50%, due 1/21/49	106,918	113,432

		42,641,556

Illinois 8.1%
Chicago Board of Education, School Reform, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 12/1/26	19,995,000	15,898,624
Chicago Board of Education, Special Tax 6.00%, due 4/1/46	19,485,000	20,177,107
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 12/1/27	8,250,000	9,879,292
Series A, Insured: AGM 5.50%, due 12/1/39	11,455,000	12,086,285
Chicago Midway International Airport, Revenue Bonds Series A 5.375%, due 1/1/33 (c)	2,500,000	2,640,300
Chicago O’Hare International Airport, Revenue Bonds
Series A 4.00%, due 1/1/32 (c)	2,900,000	2,938,889

	Principal Amount	Value
Illinois (continued)
Chicago O’Hare International Airport, Revenue Bonds (continued)
Series C 5.00%, due 1/1/35	$6,000,000	$6,598,680
Series C 5.50%, due 1/1/34 (c)	3,000,000	3,182,580
Chicago Park District, Limited General Obligation
Series A 5.00%, due 1/1/28	1,000,000	1,098,730
Series A 5.00%, due 1/1/29	750,000	824,730
Series B, Insured: BAM 5.00%, due 1/1/29	2,500,000	2,732,000
Series A 5.00%, due 1/1/31	1,000,000	1,093,290
Series A 5.00%, due 1/1/35	2,000,000	2,164,980
Chicago Transit Authority, Sales Tax Receipts, Revenue Bonds 5.25%, due 12/1/31	1,735,000	1,826,539
Chicago, Unlimited General Obligation Series A 6.00%, due 1/1/38	20,000,000	20,820,600
City of Chicago IL Motor Fuel Tax, Revenue Bonds Insured: AGM 5.00%, due 1/1/33	4,725,000	5,100,590
City of Chicago IL, Unlimited General Obligation
Series A 5.50%, due 1/1/49	10,000,000	9,922,600
Series A, Insured: BAM 6.00%, due 1/1/38	6,000,000	7,230,900
City of Chicago IL, Wastewater Transmission Second Lien, Revenue Bonds 5.00%, due 1/1/39	8,420,000	8,833,422
City of Chicago IL, Wastewater Transmission, Revenue Bonds 5.00%, due 1/1/28	1,000,000	1,073,960
Series B, Insured: AGM 5.00%, due 1/1/30	7,585,000	9,033,128
5.00%, due 1/1/33	2,000,000	2,120,040
5.00%, due 1/1/44	13,090,000	13,664,127
Series A, Insured: AGM 5.25%, due 1/1/42	4,000,000	4,640,760
City of Chicago IL, Wastewater, Revenue Bonds
5.00%, due 11/1/27	1,655,000	1,762,641

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Chicago IL, Wastewater, Revenue Bonds (continued)
Series 2017-2, Insured: AGM 5.00%, due 11/1/28	$2,000,000	$2,442,920
5.00%, due 11/1/29	1,700,000	1,800,402
Series 2017-2, Insured: AGM 5.00%, due 11/1/30	3,000,000	3,622,950
Series 2017-2, Insured: AGM 5.00%, due 11/1/32	5,000,000	5,894,800
Series 2017-2, Insured: AGM 5.00%, due 11/1/33	10,000,000	11,704,100
Series 2017-2, Insured: AGM 5.00%, due 11/1/38	3,500,000	4,031,160
Insured: AGM 5.25%, due 11/1/33	5,000,000	5,937,000
Insured: AGM 5.25%, due 11/1/34	1,785,000	2,112,512
Insured: AGM 5.25%, due 11/1/35	3,025,000	3,566,112
City of Chicago IL, Waterworks Second Lien, Revenue Bonds 4.00%, due 11/1/37	1,240,000	1,241,042
City of Country Club Hills IL, Unlimited General Obligation Insured: BAM 4.50%, due 12/1/31	455,000	492,888
Cook County Community College District No. 508, City College of Chicago, Unlimited General Obligation Insured: BAM 5.50%, due 12/1/38	5,000,000	5,546,350
Cook County Community High School District No. 212 Leyden, Revenue Bonds
Series C, Insured: BAM 5.00%, due 12/1/30	3,370,000	3,881,499
Series C, Insured: BAM 5.00%, due 12/1/31	2,610,000	3,004,893
Cook County School District No. 162, Unlimited General Obligation Series C, Insured: BAM 4.00%, due 12/1/38	2,000,000	2,107,720
Cook County Township High School District No. 227, Unlimited General Obligation Series A 1.375%, due 12/1/40 (a)	18,750,000	18,705,000

	Principal Amount	Value
Illinois (continued)
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds Series A 6.00%, due 7/1/43	$9,600,000	$10,462,272
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/31	5,000,000	5,315,950
Illinois State Toll Highway Authority, Revenue Bonds Series B 5.00%, due 1/1/41	5,665,000	6,366,384
Madison County Community Unit School, District No. 7 Edwardsville, Unlimited General Obligation Insured: BAM 4.00%, due 12/1/20	2,085,000	2,121,967
Metropolitan Pier & Exposition Authority, Capital Appreciation, Revenue Bonds Series A, Insured: AGM (zero coupon), due 6/15/30	14,250,000	10,002,645
Metropolitan Pier & Exposition Authority, Capital Appreciation-McCormick, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 6/15/36	58,750,000	29,080,075
Peoria County School District No. 150, Unlimited General Obligation
Series A, Insured: AGM 4.00%, due 1/1/38	750,000	797,670
Series A, Insured: AGM 4.00%, due 1/1/39	1,175,000	1,246,757
Series A, Insured: AGM 5.00%, due 1/1/35	1,060,000	1,219,127
Rock Island County, Public Building Commission, Revenue Bonds
Insured: AGM 5.00%, due 12/1/31	500,000	593,770
Insured: AGM 5.00%, due 12/1/36	2,645,000	3,089,466
Sales Tax Securitization Corp., Revenue Bonds
Series A, Insured: BAM 5.00%, due 1/1/37	1,650,000	1,834,487
Series A 5.00%, due 1/1/40	2,665,000	2,869,885
Sangamon County School District No. 186 Springfield, Unlimited General Obligation
Series C, Insured: AGM 5.00%, due 6/1/28	1,005,000	1,229,547

22	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Sangamon County School District No. 186 Springfield, Unlimited General Obligation (continued)
Series C, Insured: AGM 5.00%, due 6/1/34	$1,000,000	$1,223,510
Series C, Insured: AGM 5.00%, due 6/1/38	1,635,000	1,966,415
Series C, Insured: AGM 5.00%, due 6/1/39	1,000,000	1,199,020
Series C, Insured: AGM 5.00%, due 6/1/44	5,000,000	5,916,600
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM 5.00%, due 4/1/26	1,175,000	1,357,231
Series B, Insured: BAM 5.00%, due 4/1/29	1,620,000	1,840,563
Series B, Insured: BAM 5.00%, due 4/1/30	1,000,000	1,129,850
State of Illinois, Sales Tax, Revenue Bonds
Series C 4.00%, due 6/15/27	2,000,000	1,977,260
4.50%, due 6/15/36	17,500,000	16,263,625
State of Illinois, Unlimited General Obligation
Insured: BAM 4.00%, due 6/1/41	12,600,000	11,910,150
5.00%, due 2/1/26	9,215,000	9,033,280
Series B 5.00%, due 10/1/26	3,650,000	3,564,006
Series D 5.00%, due 11/1/26	4,485,000	4,377,360
5.00%, due 2/1/27	4,730,000	4,609,385
5.00%, due 1/1/28	6,155,000	5,964,318
Series D 5.00%, due 11/1/28	10,850,000	10,485,765
Series A 6.00%, due 5/1/27	9,665,000	9,960,942
United City of Yorkville, Special Tax Insured: AGM 5.00%, due 3/1/32	3,778,000	4,327,019
Village of Bellwood IL, Unlimited General Obligation Insured: AGM 5.00%, due 12/1/29	1,500,000	1,761,150

	Principal Amount	Value
Illinois (continued)
Village of Crestwood IL, Alternative Revenue Source, Unlimited General Obligation
Series B, Insured: BAM 5.00%, due 12/15/29	$750,000	$829,905
Series B, Insured: BAM 5.00%, due 12/15/30	850,000	941,188
Series B, Insured: BAM 5.00%, due 12/15/31	955,000	1,057,099
Village of Oswego IL, Unlimited General Obligation 5.00%, due 12/15/33	7,670,000	9,044,541
Village of Rosemont IL, Corporate Purpose Bond, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 12/1/40	8,090,000	9,438,684
Village of Schaumburg IL, Unlimited General Obligation Series A 4.00%, due 12/1/41	37,350,000	39,235,428
Western Illinois Economic Development Authority, City of Quincy, Revenue Bonds Series B, Insured: BAM 4.00%, due 12/1/34	1,500,000	1,630,635

		480,711,073

Indiana 0.7%
City of Indianapolis Department of Public Utilities, Gas Utility, 2nd Lien, Revenue Bonds Series A, Insured: AGM 5.00%, due 8/15/24	7,620,000	7,699,782
Indiana Finance Authority, Educational Facilities-Butler University, Revenue Bonds
Series B 5.00%, due 2/1/24	2,100,000	2,215,017
Series A 5.00%, due 2/1/25	2,215,000	2,333,968
Series B 5.00%, due 2/1/25	2,210,000	2,328,699
Series B 5.00%, due 2/1/26	2,320,000	2,442,055
Indiana University Lease Purchase, Revenue Bonds
Series A 4.00%, due 6/1/32	2,595,000	3,071,209
Series A 4.00%, due 6/1/33	1,885,000	2,202,170

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Indiana (continued)
Indiana University Lease Purchase, Revenue Bonds (continued)
Series A 4.00%, due 6/1/38	$3,015,000	$3,401,553
Series A 4.00%, due 6/1/39	3,095,000	3,474,942
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds Series E 5.00%, due 1/1/40	6,350,000	7,676,960
Tippecanoe County School Building Corp., Revenue Bonds
Insured: State Intercept 4.00%, due 7/15/37	1,390,000	1,545,624
Insured: State Intercept 4.00%, due 7/15/38	1,215,000	1,346,645
Vanderburgh County Redevelopment District, Tax Allocation Insured: AGM 5.00%, due 2/1/31	2,310,000	2,715,451

		42,454,075

Iowa 1.3%
City of Coralville IA, Certificates of Participation
Series E 4.00%, due 6/1/21	545,000	544,095
Series E 4.00%, due 6/1/22	1,405,000	1,398,200
Series E 4.00%, due 6/1/23	1,320,000	1,307,552
Iowa Finance Authority, Mortgage-Backed Securities Program, Revenue Bonds
Series A, Insured: GNMA/FNMA/FHLMC 4.00%, due 7/1/47	2,855,000	3,086,598
Series C, Insured: GNMA/FNMA/FHLMC 4.00%, due 7/1/48	1,880,000	2,002,820
Iowa Higher Education Loan Authority, Private College Facility, Grinnell College Project, Revenue Bonds 5.00%, due 12/1/46	10,700,000	12,692,126
Kirkwood Community College, Unlimited General Obligation 3.00%, due 6/1/32	4,250,000	4,451,790
PEFA, Inc., Revenue Bonds 5.00%, due 9/1/49 (b)	45,025,000	50,754,882

		76,238,063

Kansas 0.2%
City of Hutchinson KS, Hutchinson Regional Medical Center, Inc., Revenue Bonds
5.00%, due 12/1/26	565,000	604,878

	Principal Amount	Value
Kansas (continued)
City of Hutchinson KS, Hutchinson Regional Medical Center, Inc., Revenue Bonds (continued)
5.00%, due 12/1/28	$410,000	$435,904
5.00%, due 12/1/30	500,000	526,635
University of Kansas Hospital Authority, KU Health System, Revenue Bonds
5.00%, due 9/1/33	2,500,000	2,877,625
5.00%, due 9/1/34	5,000,000	5,741,950
5.00%, due 9/1/35	2,800,000	3,206,056

		13,393,048

Kentucky 0.4%
City of Ashland KY, King’s Daughters Medical Center Project, Revenue Bonds
Series A 4.00%, due 2/1/21	1,070,000	1,082,241
Series A 5.00%, due 2/1/23	1,525,000	1,622,310
Fayette County School District Finance Corp., Revenue Bonds Series A, Insured: State Intercept 4.00%, due 5/1/38	2,995,000	3,240,860
Kentucky Public Energy Authority, Revenue Bonds Series A 4.00%, due 4/1/48 (b)	15,000,000	15,747,600
Louisville / Jefferson County Metropolitan Government, Louisville Water Co., Revenue Bonds 3.00%, due 11/15/35	3,915,000	4,073,753

		25,766,764

Louisiana 0.6%
City of Shreveport LA, Unlimited General Obligation
Insured: BAM 5.00%, due 8/1/28	2,285,000	2,789,162
Insured: BAM 5.00%, due 8/1/30	5,355,000	6,464,128
Louisiana Local Government Environmental Facilities & Community Development Authority, McNeese State University Student Parking Co., Revenue Bonds
Insured: AGM 4.00%, due 3/1/22	335,000	351,690
Insured: AGM 4.00%, due 3/1/23	350,000	367,307
Louisiana Public Facilities Authority, Loyola University, Revenue Bonds 5.25%, due 10/1/30	2,930,000	3,111,367

24	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Louisiana (continued)
Louisiana Public Facilities Authority, Unrefunded-Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/34	$2,010,000	$2,227,241
Louisiana Stadium & Exposition District, Revenue Bonds Series A 5.00%, due 7/1/30	1,485,000	1,574,932
State of Louisiana, Unlimited General Obligation
Series A 4.00%, due 2/1/34	9,830,000	10,428,254
Series A 5.00%, due 3/1/37	6,995,000	8,523,477

		35,837,558

Maine 0.0%‡
Maine Housing Authority, Revenue Bonds Series F 3.65%, due 11/15/42	1,110,000	1,142,667

Maryland 1.4%
City of Baltimore MD, Water Projects, Revenue Bonds Series A 4.00%, due 7/1/37	2,065,000	2,292,088
County of Anne Arundel MD, Unlimited General Obligation
5.00%, due 10/1/42	7,200,000	8,833,104
5.00%, due 10/1/43	7,200,000	8,811,720
County of Baltimore, Unlimited General Obligation 4.00%, due 3/1/37	5,565,000	6,299,859
County of Montgomery MD, Unlimited General Obligation Series A 5.00%, due 11/1/20	2,000,000	2,042,640
Maryland Community Development Administration, Department of Housing & Community Development, Revenue Bonds
Series C 3.50%, due 3/1/50	3,700,000	3,867,425
Series A 4.25%, due 9/1/49	14,410,000	15,521,299
Maryland Stadium Authority, Construction & Revitalization, Revenue Bonds Series A 5.00%, due 5/1/42	24,645,000	28,747,653

	Principal Amount	Value
Maryland (continued)
Montgomery County Housing Opportunities Commission Program, Revenue Bonds Series A 4.00%, due 7/1/49	$6,580,000	$7,053,694

		83,469,482

Massachusetts 1.2%
Commonwealth of Massachusetts, Consolidated Loan, Limited General Obligation Series C 5.00%, due 5/1/45	15,000,000	18,095,550
Commonwealth of Massachusetts, Limited General Obligation Series A 5.25%, due 1/1/44	31,905,000	38,989,505
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/30	1,200,000	1,257,864
5.00%, due 10/1/31	1,200,000	1,250,412
5.00%, due 10/1/32	1,240,000	1,281,763
5.00%, due 10/1/33	1,500,000	1,543,920
5.00%, due 10/1/34	2,170,000	2,227,397
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds 4.00%, due 1/1/33	1,000,000	1,102,970
Massachusetts Educational Financing Authority, Revenue Bonds
Series B 5.70%, due 1/1/31 (c)	475,000	475,423
Series I 6.00%, due 1/1/28	450,000	450,333
Massachusetts Housing Finance Agency, Single Family Housing, Revenue Bonds Series 199 4.00%, due 12/1/48	3,455,000	3,680,542
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	2,000,000	2,084,280

		72,439,959

Michigan 2.1%
City of Detroit MI, Sewage Disposal System, Second Lien, Revenue Bonds Series A, Insured: BHAC, NATL-RE 5.00%, due 7/1/35	5,345,000	5,578,951

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Detroit City School District, Improvement School Building & Site, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/26	$750,000	$799,830
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	3,851,680
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	4,817,893
Downriver Utility Wastewater Authority, Revenue Bonds Insured: AGM 5.00%, due 4/1/31	1,600,000	1,939,840
Grand Rapids Public Schools, Unlimited General Obligation Insured: AGM 5.00%, due 11/1/42	1,400,000	1,679,454
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds Senior Lien-Series A 5.25%, due 7/1/39	12,400,000	13,167,684
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Series C 5.25%, due 7/1/35	20,000,000	23,957,200
Senior Lien-Series A 5.25%, due 7/1/41	5,000,000	5,206,550
Senior Lien-Series A 5.75%, due 7/1/37	5,550,000	5,839,321
Hudsonville Public Schools, Unlimited General Obligation
Series I, Insured: Q-SBLF 4.00%, due 5/1/40	1,290,000	1,448,012
Series I, Insured: Q-SBLF 4.00%, due 5/1/41	2,490,000	2,780,458
Series I, Insured: Q-SBLF 4.00%, due 5/1/42	1,800,000	2,004,948
Lincoln Consolidated School District, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 5/1/28	2,030,000	2,414,076
Series A, Insured: AGM 5.00%, due 5/1/30	1,455,000	1,720,261
Series A, Insured: AGM 5.00%, due 5/1/40	1,500,000	1,731,045
Livonia Public School District, Unlimited General Obligation Insured: AGM 5.00%, due 5/1/40	4,365,000	5,026,778

	Principal Amount	Value
Michigan (continued)
Michigan Finance Authority, Great Lakes Water, Revenue Bonds
Series C-7, Insured: NATL-RE 5.00%, due 7/1/32	$2,500,000	$2,819,550
Series C-3, Insured: AGM 5.00%, due 7/1/33	3,000,000	3,313,650
Series C-1 5.00%, due 7/1/44	2,500,000	2,578,125
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D2, Insured: AGM 5.00%, due 7/1/28	500,000	561,985
Series D-1 5.00%, due 7/1/33	500,000	554,620
Series D-1 5.00%, due 7/1/34	500,000	554,365
Series D1, Insured: AGM 5.00%, due 7/1/35	2,000,000	2,199,940
Series D6, Insured: NATL-RE 5.00%, due 7/1/36	7,400,000	8,273,348
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds
5.00%, due 11/1/24	750,000	870,150
5.00%, due 11/1/25	1,000,000	1,188,680
5.00%, due 11/1/27	1,200,000	1,489,356
5.00%, due 11/1/30	500,000	627,640
5.00%, due 11/1/31	750,000	935,370
Saginaw City School District, Unlimited General Obligation
Insured: Q-SBLF 5.00%, due 5/1/29	260,000	310,830
Insured: Q-SBLF 5.00%, due 5/1/30	350,000	416,658
Insured: Q-SBLF 5.00%, due 5/1/31	750,000	889,545
Insured: Q-SBLF 5.00%, due 5/1/34	250,000	294,645
Insured: Q-SBLF 5.00%, due 5/1/35	350,000	411,852
Insured: Q-SBLF 5.00%, due 5/1/36	425,000	499,579
Thornapple Kellogg School District, Unlimited General Obligation
Insured: Q-SBLF 4.00%, due 5/1/44	1,665,000	1,832,499
Insured: Q-SBLF 5.00%, due 5/1/42	2,345,000	2,798,101

26	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Tri-County Area School District, Unlimited General Obligation
Insured: AGM 4.00%, due 5/1/30	$1,225,000	$1,435,308
Insured: AGM 4.00%, due 5/1/31	1,285,000	1,494,339
Insured: AGM 4.00%, due 5/1/32	1,350,000	1,557,468
University of Michigan, Revenue Bonds Series A 5.00%, due 4/1/42	2,005,000	2,353,088
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,340,000	2,346,482

		126,571,154

Minnesota 0.3%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Fairview Health Services, Revenue Bonds 4.00%, due 11/15/37	1,000,000	1,018,500
Minnesota Housing Finance Agency, Residential Housing Finance, Revenue Bonds
Series E, Insured: GNMA/FMNA/FHLMC 4.25%, due 1/1/49	4,670,000	5,030,104
Series B, Insured: GNMA/FNMA/FHLMC 4.25%, due 7/1/49	10,000,000	10,776,000
Minnesota Office of Higher Education, Revenue Bonds 2.65%, due 11/1/38 (c)	3,240,000	2,927,145

		19,751,749

Mississippi 0.1%
Mississippi Development Bank, Hinds County School District Project, Revenue Bonds 5.00%, due 3/1/43	1,035,000	1,210,143
Mississippi Home Corp., Mortgage Revenue, Revenue Bonds Series A, Insured: GNMA/FNMA/FHLMC 4.00%, due 12/1/44	1,860,000	1,976,547

		3,186,690

	Principal Amount	Value
Missouri 0.6%
City of Kansas City MO, Improvement Downtown Arena Project, Revenue Bonds Series E 5.00%, due 4/1/40	$10,055,000	$11,264,516
Health & Educational Facilities Authority of the State of Missouri, SSM Health Care, Revenue Bonds Series A 5.00%, due 6/1/30	4,000,000	4,398,240
Joplin Industrial Development Authority, Freeman Health System, Revenue Bonds 5.00%, due 2/15/35	605,000	651,888
Missouri Housing Development Commission Mortgage Revenue, Homeownership Loan Program, Revenue Bonds
Series A, Insured: GNMA/FNMA/FHLMC 4.25%, due 5/1/47	7,460,000	8,048,594
Series A, Insured: GNMA/FNMA/FHLMC 4.25%, due 5/1/49	4,260,000	4,570,341
Springfield School District No. R-12, Unlimited General Obligation 4.00%, due 3/1/35	3,140,000	3,638,663

		32,572,242

Montana 0.6%
Missoula County Elementary School District No. 1 School Building, Unlimited General Obligation
4.00%, due 7/1/30	145,000	165,542
4.00%, due 7/1/31	345,000	390,609
4.00%, due 7/1/32	590,000	661,679
4.00%, due 7/1/33	555,000	619,325
Missoula High School District No. 1 School Building, Unlimited General Obligation
4.00%, due 7/1/30	500,000	574,445
4.00%, due 7/1/31	335,000	380,483
4.00%, due 7/1/33	350,000	393,029
4.00%, due 7/1/34	370,000	413,005
4.00%, due 7/1/35	515,000	572,608
Montana Board of Housing, Revenue Bonds
Series B 3.40%, due 12/1/33	1,645,000	1,728,484
Series B 3.60%, due 6/1/37	2,125,000	2,226,001
Series B 4.00%, due 12/1/43	1,640,000	1,740,056

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Montana (continued)
Montana Facilities Finance Authority, Revenue Bonds
5.00%, due 2/15/30	$1,790,000	$2,080,463
5.00%, due 2/15/31	1,500,000	1,730,040
5.00%, due 2/15/32	775,000	888,731
5.00%, due 2/15/33	1,320,000	1,505,724
5.00%, due 2/15/34	1,200,000	1,364,784
Silver Bow County School District No. 1, Unlimited General Obligation
4.00%, due 7/1/30	1,745,000	2,039,591
4.00%, due 7/1/32	1,945,000	2,232,393
4.00%, due 7/1/33	2,020,000	2,304,174
Yellowstone County K-12, School District No. 26 Lockwood, Unlimited General Obligation
5.00%, due 7/1/29	2,260,000	2,819,712
5.00%, due 7/1/30	2,500,000	3,098,950
5.00%, due 7/1/31	3,015,000	3,716,229
5.00%, due 7/1/32	3,300,000	4,039,266

		37,685,323

Nebraska 0.5%
Central Plains Energy, Project No. 3, Revenue Bonds 5.00%, due 9/1/42	13,960,000	14,811,420
Series A 5.00%, due 9/1/42	7,410,000	9,171,728
Nebraska Investment Finance Authority Single Family Housing, Revenue Bonds Series C, Insured: GNMA/FNMA/FHLMC 4.00%, due 9/1/48	5,035,000	5,379,243

		29,362,391

Nevada 2.4%
City of Las Vegas N.V., City Hall, Limited General Obligation Series C 5.00%, due 9/1/20	2,885,000	2,925,159
Clark County School District, Limited General Obligation
Series B, Insured: AGM 4.00%, due 6/15/35	5,395,000	6,030,477
Series C 4.00%, due 6/15/37	4,845,000	5,122,328
Series B, Insured: BAM 5.00%, due 6/15/34	5,750,000	6,901,610
County of Clark N.V., Limited General Obligation
4.00%, due 12/1/35	8,425,000	9,380,226
4.00%, due 12/1/36	5,000,000	5,545,600

	Principal Amount	Value
Nevada (continued)
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds Series B 5.00%, due 7/1/43	$14,450,000	$14,981,326
Las Vegas Valley Water District, Water Improvement, Limited General Obligation Series A 5.00%, due 6/1/46	3,665,000	4,128,623
State of Nevada Water Pollution Control Revolving Fund, Limited General Obligation
3.00%, due 8/1/32	2,120,000	2,258,139
3.00%, due 8/1/33	2,080,000	2,202,013
3.00%, due 8/1/34	1,640,000	1,715,702
State of Nevada, Capital Improvement, Limited General Obligation
Series D 4.00%, due 4/1/33	5,140,000	5,574,587
Series D 4.00%, due 4/1/34	5,000,000	5,411,750
Series D 4.00%, due 4/1/35	5,430,000	5,861,088
Washoe County School District, Limited General Obligation
Series A 3.00%, due 6/1/28	2,250,000	2,381,558
Series A, Insured: BAM 3.00%, due 6/1/33	3,000,000	3,124,830
Series A, Insured: BAM 3.00%, due 6/1/34	2,490,000	2,584,670
Washoe County School District, School Improvement Bonds, Limited General Obligation
Series A 4.00%, due 10/1/45	15,585,000	17,027,703
Series A 4.00%, due 10/1/49	36,610,000	39,333,052

		142,490,441

New Hampshire 0.2%
City of Manchester NH, General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	1,889,370
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc. Project, Revenue Bonds Series A 4.00%, due 4/1/50 (c)	5,525,000	5,401,295

28	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Hampshire (continued)
New Hampshire Health & Education Facilities Authority, Southern University, Revenue Bonds
5.00%, due 1/1/31	$905,000	$1,057,067
5.00%, due 1/1/32	950,000	1,106,855
5.00%, due 1/1/33	1,000,000	1,161,610
5.00%, due 1/1/34	1,050,000	1,216,036
5.00%, due 1/1/35	600,000	692,796

		12,525,029

New Jersey 6.9%
Atlantic County Improvement Authority, Stockton University-Atlantic City, Revenue Bonds
Series A, Insured: AGM 5.00%, due 7/1/31	2,670,000	3,140,881
Series A, Insured: AGM 5.00%, due 7/1/32	1,305,000	1,531,013
Series A, Insured: AGM 5.00%, due 7/1/33	1,395,000	1,632,192
City of Atlantic City NJ, Unlimited General Obligation Series B, Insured: AGM 5.00%, due 3/1/32	3,400,000	3,998,502
New Brunswick Parking Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 9/1/28	4,780,000	5,768,217
Series A, Insured: BAM 5.00%, due 9/1/29	2,370,000	2,850,470
Series A, Insured: BAM 5.00%, due 9/1/30	4,605,000	5,517,158
Series A, Insured: BAM 5.00%, due 9/1/31	6,780,000	8,055,793
New Jersey Building Authority, Unrefunded, Revenue Bonds
Series A, Insured: BAM 5.00%, due 6/15/25	2,015,000	2,170,699
Series A, Insured: BAM 5.00%, due 6/15/28	1,805,000	1,941,187
New Jersey Economic Development Authority, Revenue Bonds 5.00%, due 1/1/28 (c)	1,000,000	1,030,230
Series A, Insured: BAM 5.00%, due 7/1/28	2,000,000	2,173,060
5.50%, due 1/1/26 (c)	1,000,000	1,051,560
New Jersey Educational Facilities Authority, Green Bond, Revenue Bonds Series A 3.00%, due 7/1/50	1,775,000	1,332,457

	Principal Amount	Value

New Jersey (continued)
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds
Series A, Insured: BAM 5.00%, due 7/1/29	$4,775,000	$5,440,157
Series A, Insured: BAM 5.00%, due 7/1/30	5,000,000	5,667,800
Series A, Insured: BAM 5.00%, due 7/1/31	3,000,000	3,385,740
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health, Inc., Revenue Bonds Series A 5.00%, due 7/1/38	10,000,000	11,493,200
New Jersey Higher Education Student Assistance Authority, Revenue Bonds Series C 4.00%, due 12/1/48 (c)	2,250,000	2,287,012
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds Series C 4.75%, due 10/1/50	11,600,000	12,732,508
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Revenue Bonds
Series A 5.00%, due 6/15/28	4,800,000	5,181,264
Series A 5.00%, due 6/15/29	8,380,000	9,005,316
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series C, Insured: NATL-RE (zero coupon), due 12/15/30	20,000,000	13,967,600
Series C, Insured: AGM (zero coupon), due 12/15/34	30,000,000	18,776,400
5.00%, due 12/15/26	4,500,000	4,671,810
Series AA 5.00%, due 6/15/44	13,255,000	13,090,240
Series BB 5.00%, due 6/15/44	9,320,000	9,204,152
5.00%, due 6/15/46	7,440,000	7,304,443
5.25%, due 6/15/43	10,205,000	10,341,951
New Jersey Turnpike Authority, Revenue Bonds Series E 5.00%, due 1/1/45	2,000,000	2,167,620
Newark Housing Authority, Revenue Bonds
Insured: AGM 4.00%, due 12/1/27	500,000	554,820

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value

Long-Term Municipal Bonds (continued)
New Jersey (continued)
Newark Housing Authority, Revenue Bonds (continued)
Insured: AGM 4.00%, due 12/1/29	$250,000	$275,118
Insured: AGM 4.00%, due 12/1/30	250,000	272,793
Insured: AGM 4.00%, due 12/1/31	225,000	244,190
Insured: AGM 5.00%, due 12/1/28	750,000	887,093
Insured: AGM 5.00%, due 12/1/38	1,740,000	2,015,094
South Jersey Transportation Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 11/1/31	1,750,000	1,961,593
Series A, Insured: AGM 5.00%, due 11/1/32	1,500,000	1,669,110
Series A, Insured: AGM 5.00%, due 11/1/33	750,000	830,468
State of New Jersey, General Obligation Unlimited Notes Series A 4.00%, due 9/25/20 (d)	165,000,000	165,004,950
State of New Jersey, Unlimited General Obligation
5.00%, due 6/1/39	5,000,000	5,773,150
5.00%, due 6/1/40	6,000,000	6,915,780
5.00%, due 6/1/41	10,000,000	11,495,700
5.00%, due 6/1/42	13,600,000	15,604,232
Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/31	3,000,000	3,473,970
Series A 5.00%, due 6/1/33	6,500,000	7,436,780
Series A 5.00%, due 6/1/34	1,500,000	1,705,920
Series A 5.00%, due 6/1/36	6,000,000	6,734,580

		409,765,973

New Mexico 0.1%
City of Albuquerque NM, Gross Receipts Lodgers Tax Revenue, Revenue Bonds Series A 4.00%, due 7/1/36	2,490,000	2,836,807
City of Farmington NM, Revenue Bonds Series C 5.90%, due 6/1/40	2,000,000	2,001,020

	Principal Amount	Value

New Mexico (continued)
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, Revenue Bonds Series C, Class I, Insured: GNMA/FNMA/FHLMC 4.00%, due 1/1/49	$3,285,000	$3,509,004

		8,346,831

New York 15.9%
Battery Park City Authority, Revenue Bonds Series B 5.00%, due 11/1/38	2,575,000	3,208,321
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,050,471
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,141,510
City of New York NY, Unlimited General Obligation Subseries A-1 5.25%, due 10/1/32	20,000,000	24,041,600
City of New York, Multi Modal Service D-1, Unlimited General Obligation Series D1 4.00%, due 3/1/41	10,000,000	10,778,500
City of New York, Unlimited General Obligation
Subseries A-1 4.00%, due 8/1/38	18,000,000	19,525,680
Series D-1 4.00%, due 3/1/50	22,760,000	24,222,785
Series I 5.00%, due 8/1/23	3,675,000	3,979,547
Series B-1 5.00%, due 10/1/42	2,870,000	3,382,668
Series B-1 5.00%, due 10/1/43	2,835,000	3,333,393
Long Island Power Authority, Electric System, Revenue Bonds Insured: BAM 5.00%, due 9/1/44	10,000,000	11,247,600
Long Island Power Authority, Revenue Bonds 5.00%, due 9/1/39	1,875,000	2,175,900
Series A, Insured: BAM 5.00%, due 9/1/39	10,000,000	11,318,600
Series B 5.00%, due 9/1/45	8,970,000	10,135,652

30	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Long-Term Municipal Bonds (continued)
New York (continued)
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series C, Insured: AGM 4.00%, due 11/15/47	$1,880,000	$1,870,844
Series C, Insured: AGM 4.00%, due 11/15/48	10,715,000	10,637,209
Series C, Insured: AGM 4.00%, due 11/15/49	2,170,000	2,151,273
Series C, Insured: BAM 5.00%, due 11/15/42	7,500,000	8,471,850
Metropolitan Transportation Authority, Green, Revenue Bonds Series B-1 5.00%, due 11/15/36	4,500,000	5,004,765
Metropolitan Transportation Authority, Revenue Bonds
Series A-2S 4.00%, due 2/1/22	8,000,000	7,853,520
Series B 4.00%, due 11/15/36	1,700,000	1,591,863
Series D-1 5.00%, due 9/1/22	23,000,000	22,875,570
Series D-1 5.00%, due 11/15/26	2,785,000	2,798,312
Series A-1 5.00%, due 11/15/28	535,000	538,140
Series D 5.00%, due 11/15/30	8,150,000	8,167,115
Series D-1 5.00%, due 11/15/30	420,000	421,806
Series C 5.00%, due 11/15/31	14,525,000	14,552,017
Series D-1, Insured: BAM 5.00%, due 11/15/33	12,650,000	13,958,769
Series C-1 5.00%, due 11/15/34	7,570,000	7,590,742
Subseries A-1 5.00%, due 11/15/40	4,035,000	4,043,837
5.00%, due 11/15/41	2,910,000	2,917,450
Series A 5.00%, due 11/15/41	20,000,000	20,023,200
Series D 5.00%, due 11/15/43	10,000,000	10,015,800
5.00%, due 11/15/48	9,195,000	9,216,424
Subseries C-1 5.25%, due 11/15/29	2,230,000	2,267,375
New York City Housing Development Corp., Revenue Bonds Series E-1-C 4.95%, due 11/1/46	4,625,000	5,165,061

	Principal Amount	Value

New York (continued)
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds Insured: BHAC 5.00%, due 3/1/46	$11,500,000	$11,380,860
New York City Municipal Water Finance Authority, Water & Sewer System, General Resolution, Revenue Bonds 4.00%, due 6/15/42	5,000,000	5,499,200
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1, Insured: State Aid Withholding 5.00%, due 7/15/33	6,060,000	6,756,476
Series S-2, Insured: State Aid Withholding 5.00%, due 7/15/34	3,000,000	3,366,720
Series S-1, Insured: State Aid Withholding 5.00%, due 7/15/36	10,000,000	11,078,900
Series S-1, Insured: State Aid Withholding 5.00%, due 7/15/43	8,555,000	9,558,502
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series C-1 4.00%, due 11/1/38	4,380,000	4,767,980
Subseries B-1 4.00%, due 11/1/42	12,315,000	13,308,082
Subseries F-1 5.00%, due 5/1/32	4,000,000	4,723,760
Series B-1 5.00%, due 8/1/32	10,000,000	11,248,400
Subseries A-1 5.00%, due 5/1/33	10,000,000	11,607,200
Series A-2 5.00%, due 8/1/34	7,795,000	9,140,885
Series A1 5.00%, due 8/1/36	5,100,000	5,830,116
Subseries E-1 5.00%, due 2/1/37	5,000,000	5,712,600
Series E-1 5.00%, due 2/1/41	2,500,000	2,817,075
Subseries F-1 5.00%, due 5/1/42	11,500,000	13,133,460
Subseries B-1 5.25%, due 8/1/37	5,570,000	6,670,521

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value

Long-Term Municipal Bonds (continued)
New York (continued)
New York City Water & Sewer System, Revenue Bonds
Series AA 5.00%, due 6/15/40	$5,000,000	$6,054,950
Series EE 5.00%, due 6/15/40	15,660,000	18,340,522
Series EE 5.00%, due 6/15/47	11,710,000	12,719,870
Series EE 5.25%, due 6/15/33	6,235,000	7,514,235
New York City Water & Sewer System, Second General Resolution, Revenue Bonds Series CC 5.00%, due 6/15/47	10,000,000	11,102,300
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds Class 1 2.45%, due 9/15/69	12,925,000	12,104,780
New York Liberty Development Corp., Revenue Bonds 5.00%, due 12/15/41	12,315,000	12,870,899
New York Liberty Development Corp., World Trade Center, Revenue Bonds 5.75%, due 11/15/51	18,940,000	19,790,974
New York State Dormitory Authority, Personal Income Tax, Revenue Bonds Series D 4.00%, due 2/15/47	28,250,000	30,300,385
New York State Dormitory Authority, Revenue Bonds
Series D 4.00%, due 2/15/39	10,480,000	11,467,950
Series D 4.00%, due 2/15/40	3,615,000	3,946,676
Series C 4.00%, due 3/15/44	11,385,000	12,076,866
Series E 5.00%, due 3/15/34	4,190,000	4,854,241
Series D 5.00%, due 2/15/41	21,000,000	25,218,900
New York State Dormitory Authority, Sales Tax, Revenue Bonds
Series E 5.00%, due 3/15/37	5,250,000	6,205,763
5.00%, due 3/15/40	8,280,000	9,484,243
Series B 5.00%, due 3/15/40	26,080,000	30,350,339

	Principal Amount	Value

New York (continued)
New York State Dormitory Authority, Sales Tax, Revenue Bonds (continued)
Series E 5.00%, due 3/15/40	$5,000,000	$5,865,200
Series A 5.00%, due 3/15/43	10,000,000	11,560,400
5.00%, due 3/15/44	5,000,000	5,681,700
Series A 5.00%, due 3/15/45	3,000,000	3,454,170
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds 5.00%, due 2/15/38	13,490,000	15,676,054
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series A 5.00%, due 7/1/36	1,000,000	1,151,290
Series A 5.00%, due 7/1/38	1,000,000	1,144,420
New York State Environmental Facilities Corp., Green Bond, 2010 Master Finance Program, Revenue Bonds Series A 5.00%, due 8/15/44	22,385,000	27,192,850
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds Series B, Insured: AGM 4.00%, due 1/1/50	10,940,000	11,356,595
New York State Thruway Authority, Revenue Bonds
Series B 4.00%, due 1/1/39	2,000,000	2,094,420
Series B 4.00%, due 1/1/50	5,500,000	5,632,440
Series N 5.00%, due 1/1/38	3,095,000	3,687,445
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series A 5.00%, due 3/15/30	12,350,000	14,516,684
Series C 5.00%, due 3/15/37	9,200,000	10,713,032
Series A 5.00%, due 3/15/43	10,360,000	12,093,228
New York State Urban Development Corp., Revenue Bonds Series A 5.00%, due 3/15/41	10,000,000	11,864,200

32	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Long-Term Municipal Bonds (continued)
New York (continued)
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (c)
Insured: AGM 4.00%, due 7/1/31	$10,925,000	$11,203,369
Series A, Insured: AGM 4.00%, due 7/1/36	24,800,000	25,098,592
Onondaga County Trust Cultural Resource Revenue, Syracuse University Project, Revenue Bonds 4.00%, due 12/1/49	3,000,000	3,240,060
5.00%, due 12/1/38	1,075,000	1,305,813
Port Authority of New York & New Jersey, Consolidated 172nd, Revenue Bonds 4.25%, due 10/1/32 (c)	5,000,000	5,129,900
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds (c) 5.00%, due 11/1/44	3,190,000	3,587,634
5.00%, due 11/1/49	3,500,000	3,917,690
Rensselaer City School District, Certificates of Participation
Insured: AGM 5.00%, due 6/1/30	1,880,000	2,229,135
Insured: AGM 5.00%, due 6/1/32	2,000,000	2,357,540
Suffolk County NY, Board of Cooperative Educational Services, 1st Supervisory District, Revenue Bonds 2.50%, due 10/30/20	7,500,000	7,550,400
Suffolk County NY, Public Improvement, Limited General Obligation
Series B, Insured: AGM 3.00%, due 10/15/31	4,460,000	4,707,619
Series B, Insured: AGM 5.00%, due 10/15/28	4,020,000	4,937,846
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds Series A 5.00%, due 11/15/49	5,000,000	5,841,600
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series B 5.00%, due 11/15/35	8,560,000	9,956,564
Series B 5.00%, due 11/15/38	3,600,000	4,152,708
Series A 5.00%, due 11/15/43	6,000,000	7,062,420

	Principal Amount	Value

New York (continued)
Triborough Bridge & Tunnel Authority, Revenue Bonds (continued)
Series A 5.00%, due 11/15/44	$3,150,000	$3,645,306
Series A 5.00%, due 11/15/45	12,540,000	14,493,983
TSASC, Inc., Revenue Bonds
Series A 5.00%, due 6/1/34	6,990,000	7,621,477
Series A 5.00%, due 6/1/35	2,865,000	3,113,739

		937,517,322

North Carolina 0.1%
North Carolina Medical Care Commission, North Carolina Baptist Hospital, Revenue Bonds 5.25%, due 6/1/25	1,000,000	1,002,230
North Carolina State Housing Finance Agency, Revenue Bonds Series 42, Insured: GNMA/FNMA 4.00%, due 1/1/50	4,995,000	5,355,140

		6,357,370

North Dakota 0.3%
North Dakota Board of Higher Education, University of North Dakota Housing & Auxiliary Facilities, Revenue Bonds Series A, Insured: AGM 4.00%, due 4/1/44	4,000,000	4,408,000
North Dakota Housing Finance Agency, Home Mortgage Finance Program, Revenue Bonds
Series D 4.25%, due 1/1/49	8,715,000	9,352,241
Series A 4.25%, due 7/1/49	2,985,000	3,202,606

		16,962,847

Ohio 1.0%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-2, Class 1 4.00%, due 6/1/38	2,000,000	2,111,680
Series A-2, Class 1 5.00%, due 6/1/35	1,000,000	1,169,920
Series A-2, Class 1 5.00%, due 6/1/36	1,000,000	1,164,790
City of Akron OH, Income Tax, Revenue Bonds 4.00%, due 12/1/37	525,000	576,886
4.00%, due 12/1/38	770,000	844,105

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value

Long-Term Municipal Bonds (continued)
Ohio (continued)
Clermont County Port Authority, W. Clermont Local School District Project, Revenue Bonds
Insured: BAM 5.00%, due 12/1/31	$650,000	$758,271
Insured: BAM 5.00%, due 12/1/32	2,200,000	2,561,394
Insured: BAM 5.00%, due 12/1/33	1,335,000	1,549,695
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,031,935
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,000,000	2,185,660
Ohio Higher Educational Facility Commission, Oberlin College Project, Revenue Bonds 5.00%, due 10/1/31	2,800,000	3,139,276
Ohio Hospital Facilities, Cleveland Clinic Health System, Revenue Bonds 4.00%, due 1/1/46	10,850,000	11,535,503
Ohio Housing Finance Agency, Residential Mortgage Revenue, Revenue Bonds Series A, Insured: GNMA/FNMA/FHLMC 4.50%, due 9/1/48	5,585,000	6,034,592
Ohio State Water Development Authority, Revenue Bonds Series B 3.00%, due 12/1/33	2,120,000	2,255,192
State of Ohio, Unlimited General Obligation
Series A 5.00%, due 5/1/36	5,500,000	6,541,480
Series A 5.00%, due 2/1/38	3,000,000	3,480,030
University of Cincinnati, Revenue Bonds Series A 5.00%, due 6/1/45	10,000,000	11,547,200

		59,487,609

Oklahoma 0.8%
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds
Series A 5.00%, due 9/1/26	1,800,000	2,173,338
Series A 5.00%, due 9/1/27	3,780,000	4,538,533
Series A 5.00%, due 9/1/28	5,000,000	5,982,050

	Principal Amount	Value

Oklahoma (continued)
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds (continued)
Series A 5.00%, due 9/1/29	$4,620,000	$5,506,763
Lincoln County Educational Facilities Authority, Stroud Public Schools Project, Revenue Bonds 5.00%, due 9/1/28	3,200,000	3,828,512
5.00%, due 9/1/29	2,370,000	2,824,898
Oklahoma Housing Finance Agency, Homeownership Loan Program, Revenue Bonds Series A 4.75%, due 9/1/48	3,030,000	3,308,881
Oklahoma Housing Finance Agency, Single Family Mortgage Program, Revenue Bonds Series A, Insured: GNMA/FNMA/FHLMC 4.00%, due 9/1/49	5,445,000	5,837,203
Oklahoma Municipal Power Authority, Revenue Bonds Series A 4.00%, due 1/1/47	7,650,000	7,915,302
Oklahoma State Municipal Power Authority, Revenue Bonds
Series A 5.00%, due 1/1/29	250,000	297,327
Series A 5.00%, due 1/1/30	900,000	1,065,411
Series A 5.00%, due 1/1/32	805,000	941,568
Tulsa Airports Improvement Trust, Revenue Bonds Series D, Insured: BAM 5.00%, due 6/1/28	500,000	501,570
Weatherford Industrial Trust Educational Facilities, Weatherford Public Schools Project, Revenue Bonds 5.00%, due 3/1/31	1,820,000	2,258,438
5.00%, due 3/1/33	2,500,000	3,048,100

		50,027,894

Oregon 0.3%
Marion & Polk Counties, Salem-Keizer School District No. 24J, Unlimited General Obligation Insured: School Bond Guaranty 5.00%, due 6/15/39	4,000,000	4,852,000

34	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Long-Term Municipal Bonds (continued)
Oregon (continued)
Oregon State Housing & Community Services Department, Single Family Mortgage Program, Revenue Bonds Series C 4.50%, due 7/1/49	$10,485,000	$11,335,124
Port of Portland Airport, Portland International Airport, Revenue Bonds Series 22 5.00%, due 7/1/44 (c)	3,190,000	3,445,902

		19,633,026

Pennsylvania 2.7%
City of Philadelphia PA, Unlimited General Obligation Series B 5.00%, due 2/1/38	5,650,000	6,853,111
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	6,000,000	6,176,700
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds Insured: BAM 5.00%, due 6/1/31	10,000,000	11,604,200
Commonwealth of Pennsylvania, Unlimited General Obligation 1st Series 4.00%, due 3/1/35	5,000,000	5,498,000
5.00%, due 7/15/29	7,500,000	9,587,550
County of Lancaster PA, Unlimited General Obligation
Series A, Insured: BAM 4.00%, due 5/1/30	500,000	551,290
Series A, Insured: BAM 4.00%, due 5/1/31	420,000	461,215
Cumberland County Municipal Authority, Penn State Health Obligated Group, Revenue Bonds 4.00%, due 11/1/36	1,250,000	1,361,250
4.00%, due 11/1/37	2,100,000	2,278,794
Dauphin County General Authority, Pinnacle Health System Project, Revenue Bonds 5.00%, due 6/1/42	2,875,000	2,964,872
Pennsylvania Economic Development Financing Authority, Revenue Bonds Series A 4.00%, due 11/15/36	4,965,000	5,154,216

	Principal Amount	Value

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Revenue Bonds
4.00%, due 8/15/44	$2,140,000	$2,268,721
4.00%, due 8/15/49	16,485,000	17,399,588
Pennsylvania Higher Educational Facilities Authority, University of Pittsburg Medical Center, Revenue Bonds Series E 5.00%, due 5/15/31	1,700,000	1,702,839
Pennsylvania Turnpike Commission, Revenue Bonds Series A, Insured: BAM 5.00%, due 12/1/44	10,000,000	11,652,800
Philadelphia Gas Works Co., 1998 General Ordinance, Revenue Bonds Series 14T 5.00%, due 10/1/31	2,300,000	2,731,434
Philadelphia Water & Wastewater Revenue, Revenue Bonds Series A 5.00%, due 10/1/47	12,000,000	13,765,560
Pittsburgh Water & Sewer Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 9/1/44	4,530,000	5,410,587
State Public School Building Authority, Philadelphia Community College, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/15/28	5,505,000	6,118,918
State Public School Building Authority, Philadelphia School District, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/31	30,000,000	35,585,400
West Chester Area School District, Limited General Obligation
Insured: State Aid Withholding 4.00%, due 5/15/36	4,150,000	4,651,029
Insured: State Aid Withholding 4.00%, due 5/15/37	3,450,000	3,854,754

		157,632,828

Puerto Rico 2.5%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds Series A, Insured: AGC 5.125%, due 7/1/47	14,410,000	14,410,576

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value

Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGC 5.00%, due 7/1/26	$575,000	$575,483
Series A, Insured: AGC 5.00%, due 7/1/27	525,000	528,365
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,170,000	5,193,265
Series A, Insured: AGM 5.00%, due 7/1/35	31,630,000	31,920,996
Insured: AGM 5.25%, due 7/1/20	1,430,000	1,435,048
Series A, Insured: NATL-RE 5.25%, due 7/1/21	440,000	440,550
Series C, Insured: AGM 5.375%, due 7/1/28	700,000	704,277
Series A, Insured: NATL-RE 5.50%, due 7/1/20	4,850,000	4,862,755
Series C, Insured: AGM 5.75%, due 7/1/37	1,150,000	1,158,061
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,240,000	2,256,150
Commonwealth of Puerto Rico, Unrefunded, Unlimited General Obligation
Series A, Insured: AGC 5.00%, due 7/1/34	285,000	285,108
Insured: AGC 5.25%, due 7/1/32	500,000	501,470
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/28	4,350,000	4,375,360
Series A, Insured: AGC 6.125%, due 7/1/24 (a)	660,000	697,125
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	4,855,000	4,766,930
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, Insured: AGM 3.625%, due 7/1/23	3,115,000	3,115,530
Series UU, Insured: AGC 4.25%, due 7/1/27	2,345,000	2,345,446
Series NN, Insured: NATL-RE 4.75%, due 7/1/33	1,140,000	1,104,785
Series RR, Insured: NATL-RE 5.00%, due 7/1/22	1,450,000	1,452,218

	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series PP, Insured: NATL-RE 5.00%, due 7/1/23	$1,105,000	$1,107,188
Series SS, Insured: NATL-RE 5.00%, due 7/1/23	825,000	826,634
Series UU, Insured: AGM 5.00%, due 7/1/23	2,290,000	2,305,938
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	2,915,000	2,922,113
Series UU, Insured: AGM 5.00%, due 7/1/24	4,415,000	4,443,874
Series TT, Insured: AGM 5.00%, due 7/1/27	500,000	503,205
Series SS, Insured: AGM 5.00%, due 7/1/30	550,000	552,360
Series VV, Insured: NATL-RE 5.25%, due 7/1/26	1,875,000	1,929,469
Series VV, Insured: NATL-RE 5.25%, due 7/1/29	1,470,000	1,507,500
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	1,225,000	1,239,198
Series VV, Insured: NATL-RE 5.25%, due 7/1/34	550,000	554,560
Series VV, Insured: NATL-RE 5.25%, due 7/1/35	120,000	120,898
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series L, Insured: NATL-RE 5.25%, due 7/1/24	2,195,000	2,256,658
Series N, Insured: NATL-RE 5.25%, due 7/1/32	5,525,000	5,589,035
Series CC, Insured: AGM 5.25%, due 7/1/33	2,100,000	2,255,358
Series N, Insured: NATL-RE 5.25%, due 7/1/33	5,030,000	5,075,371
Series N, Insured: AGC 5.25%, due 7/1/34	4,335,000	4,649,591
Series N, Insured: AGC, AGM 5.25%, due 7/1/36	1,425,000	1,517,482
Series N, Insured: AGC 5.25%, due 7/1/39	100,000	105,601
Series L, Insured: AGC 5.25%, due 7/1/41	2,535,000	2,665,552
Series E, Insured: AGM 5.50%, due 7/1/21	670,000	687,279
Series N, Insured: AGC, AGM 5.50%, due 7/1/29	3,270,000	3,607,333
Series CC, Insured: AGC 5.50%, due 7/1/31	1,480,000	1,629,628

36	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Unrefunded, Revenue Bonds
Series D, Insured: AGM 5.00%, due 7/1/27	$2,240,000	$2,254,358
Series J, Insured: NATL-RE 5.00%, due 7/1/29	650,000	652,483
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 4.75%, due 8/1/22	820,000	822,386
Series A, Insured: AGM 5.00%, due 8/1/21	195,000	196,453
Series A, Insured: AGM 5.00%, due 8/1/27	290,000	291,859
Series A, Insured: AGM 5.00%, due 8/1/30	1,440,000	1,446,178
Series C, Insured: AGC 5.25%, due 8/1/20	210,000	211,134
Series C, Insured: AGC 5.25%, due 8/1/23	340,000	359,778
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE, XLCA 5.25%, due 7/1/23	265,000	271,874
Series K, Insured: AGM 5.25%, due 7/1/27	1,150,000	1,157,590
Series M-3, Insured: NATL-RE 6.00%, due 7/1/26	300,000	301,929
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	7,465,000	7,518,823
Puerto Rico Sales Tax Financing Corp Sales Tax, Revenue Bonds Insured: BHAC (zero coupon), due 8/1/54	98,098	19,658

		145,685,826

Rhode Island 0.4%
City of Cranston RI, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 8/1/37	1,335,000	1,645,561
Providence Public Buildings Authority, Revenue Bonds Series A, Insured: AGM 5.875%, due 6/15/26	1,565,000	1,641,575
Rhode Island Health & Educational Building Corp., Hospital Financing-Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/26	5,000,000	5,597,400

	Principal Amount	Value

Rhode Island (continued)
Rhode Island Health & Educational Building Corp., Public Schools Financing Program, Revenue Bonds
Series B 5.00%, due 5/15/33	$1,045,000	$1,291,829
Series B 5.00%, due 5/15/34	1,095,000	1,347,310
Series B 5.00%, due 5/15/35	1,150,000	1,403,103
Series B 5.00%, due 5/15/36	1,205,000	1,459,291
Series B 5.00%, due 5/15/37	1,265,000	1,526,653
Rhode Island Health & Educational Building Corp., Rhode Island School of Design, Revenue Bonds 5.00%, due 8/15/29	500,000	609,940
5.00%, due 8/15/31	400,000	480,308
5.00%, due 8/15/33	450,000	533,903
Rhode Island Housing & Mortgage Finance Corp., Homeownership Opportunity, Revenue Bonds Series 69-B, Insured: GNMA/FNMA/FHLMC 4.00%, due 10/1/48	5,120,000	5,449,370

		22,986,243

South Carolina 1.9%
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds Series A 4.00%, due 10/1/48 (b)	4,300,000	4,561,999
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: AGC 5.75%, due 1/1/34	10,345,000	10,761,283
South Carolina Public Service Authority, Revenue Bonds
Series C 5.00%, due 12/1/29	5,000,000	5,397,300
Series A 5.00%, due 12/1/32	10,000,000	10,874,000
Series B 5.00%, due 12/1/46	3,125,000	3,315,625
Series B 5.00%, due 12/1/56	2,500,000	2,640,100
Series E 5.25%, due 12/1/55	27,430,000	29,098,018
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series A 5.00%, due 12/1/25	6,445,000	6,671,735

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value

Long-Term Municipal Bonds (continued)
South Carolina (continued)
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds (continued)
Series D 5.00%, due 12/1/26	$2,595,000	$2,762,560
Series C 5.00%, due 12/1/36	3,860,000	3,960,206
Series D 5.00%, due 12/1/43	5,290,000	5,423,678
South Carolina State Housing Finance & Development Authority, Revenue Bonds Series A 4.50%, due 7/1/48	3,675,000	3,963,928
South Carolina Transportation Infrastructure Bank, Revenue Bonds
Insured: AGM 5.00%, due 10/1/35	6,110,000	7,199,841
5.00%, due 10/1/36	15,000,000	17,069,250
Sumter Two School Facilities Inc., Sumter School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/27	1,100,000	1,277,694

		114,977,217

South Dakota 0.2%
South Dakota Conservancy District, Revenue Bonds 5.00%, due 8/1/37	1,750,000	2,131,657
5.00%, due 8/1/38	3,000,000	3,643,710
South Dakota Housing Development Authority, Revenue Bonds Series A 4.00%, due 5/1/49	4,830,000	5,150,664

		10,926,031

Tennessee 1.0%
Chattanooga Health Educational & Housing Facility Board, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1 4.00%, due 8/1/36	1,000,000	1,012,460
Series A-1 4.00%, due 8/1/38	1,000,000	1,001,080
Metropolitan Nashville Airport Authority, Revenue Bonds (c)
Series B 5.00%, due 7/1/32	2,500,000	2,935,225
Series B 5.00%, due 7/1/36	4,500,000	5,174,775
Series B 5.00%, due 7/1/37	3,000,000	3,437,010

	Principal Amount	Value

Tennessee (continued)
Metropolitan Nashville Airport Authority, Revenue Bonds (c) (continued)
Series B 5.00%, due 7/1/38	$3,600,000	$4,110,372
Series B 5.00%, due 7/1/39	4,000,000	4,553,560
Series B 5.00%, due 7/1/49	15,000,000	16,745,100
Tennessee Housing & Development Agency, Residential Finance Program, Revenue Bonds
Issue 3 4.25%, due 7/1/49	3,720,000	4,000,451
4.25%, due 1/1/50	9,820,000	10,560,526
4.50%, due 7/1/49	7,605,000	8,228,154

		61,758,713

Texas 6.1%
Bexar County Hospital District, Limited General Obligation 4.00%, due 2/15/37	4,200,000	4,617,144
4.00%, due 2/15/39	2,500,000	2,775,925
Brazoria County Municipal Utility District No. 34, Unlimited General Obligation Insured: NATL-RE 3.00%, due 9/1/29	600,000	612,438
Central Texas Turnpike System, Revenue Bonds
Series C 5.00%, due 8/15/34	5,000,000	5,221,850
Series C 5.00%, due 8/15/42	2,135,000	2,213,846
City of Arlington TX, Senior Lien, Special Tax Series A, Insured: AGM 5.00%, due 2/15/37	2,550,000	2,893,230
City of Austin TX, Airport System, Revenue Bonds (c) 5.00%, due 11/15/24	4,000,000	4,457,040
5.00%, due 11/15/25	4,000,000	4,529,080
5.00%, due 11/15/32	1,500,000	1,633,635
Series B 5.00%, due 11/15/48	2,490,000	2,739,423
City of Donna TX, Tax & Toll Bridge, Limited General Obligation Insured: BAM 5.00%, due 2/15/30	1,035,000	1,165,068
City of El Paso TX, Limited General Obligation
Series A 4.00%, due 8/15/34	1,000,000	1,144,790
Series A 4.00%, due 8/15/35	750,000	852,390

38	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Long-Term Municipal Bonds (continued)
Texas (continued)
City of El Paso TX, Limited General Obligation (continued)
Series A 4.00%, due 8/15/36	$1,000,000	$1,128,840
City of Houston TX, Hotel Occupancy Tax, Revenue Bonds 5.00%, due 9/1/25	605,000	596,463
City of Houston TX, Utility System, Revenue Bonds
Series B 5.00%, due 11/15/33	2,000,000	2,381,100
Series B 5.00%, due 11/15/34	1,500,000	1,877,310
Series B 5.00%, due 11/15/35	1,555,000	1,936,768
City of Houston, Limited General Obligation
Series A 4.00%, due 3/1/36	7,520,000	8,454,886
Series A 5.00%, due 3/1/29	5,000,000	5,997,750
City of San Antonio Electric & Gas Systems, Revenue Bonds
Series 2020 5.00%, due 2/1/38	5,400,000	6,754,104
Series 2020 5.00%, due 2/1/39	5,030,000	6,261,394
Series 2020 5.00%, due 2/1/49	9,390,000	11,403,592
Dallas Area Rapid Transit Sales Tax Revenue, Revenue Bonds
Series B 4.00%, due 12/1/36	9,000,000	9,781,110
Series B 4.00%, due 12/1/37	6,155,000	6,669,804
Dallas County Hospital District, Limited General Obligation 5.00%, due 8/15/30	10,000,000	12,377,400
Dallas-Fort Worth International Airport Revenue, Revenue Bonds Series H 5.00%, due 11/1/37 (c)	4,210,000	4,348,846
Dallas-Fort Worth International Airport, Revenue Bonds Series C 5.125%, due 11/1/43 (c)	5,000,000	5,245,750
Fort Bend Independent School District, Unlimited General Obligation
Series B, Insured: PSF 5.00%, due 2/15/30	1,765,000	2,197,566

	Principal Amount	Value

Texas (continued)
Fort Bend Independent School District, Unlimited General Obligation (continued)
Series B, Insured: PSF 5.00%, due 2/15/31	$3,250,000	$4,021,940
Grand Parkway Transportation Corp., 1st Tier Toll, Revenue Bonds 4.00%, due 10/1/49	9,900,000	10,489,446
Grand Parkway Transportation Corp., Revenue Bonds
Series A 5.00%, due 10/1/35	1,500,000	1,805,580
Series A 5.00%, due 10/1/43	5,000,000	5,846,600
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Revenue Bonds 5.00%, due 7/1/38	4,280,000	4,684,289
Houston Hotel Occupancy Tax & Special Revenue, Convention & Entertainment Facilities Department, Revenue Bonds 5.00%, due 9/1/26	565,000	557,293
5.00%, due 9/1/27	1,685,000	1,661,966
La Joya Independent School District, Limited General Obligation
Insured: AGM 4.00%, due 2/15/35	930,000	1,010,250
Insured: AGM 5.00%, due 2/15/27	1,490,000	1,803,869
Insured: AGM 5.00%, due 2/15/28	1,565,000	1,886,482
Insured: AGM 5.00%, due 2/15/34	525,000	615,143
North Harris County Regional Water Authority, Senior Lien, Revenue Bonds Insured: BAM 5.00%, due 12/15/32	3,215,000	3,521,261
North Texas Tollway Authority, Revenue Bonds
Series A 5.00%, due 1/1/34	1,400,000	1,552,628
Series A 5.00%, due 1/1/35	2,950,000	3,263,379
Series A 5.00%, due 1/1/38	21,500,000	25,021,485
Series A, Insured: BAM 5.00%, due 1/1/38	9,500,000	10,531,225
Series B 5.00%, due 1/1/40	22,140,000	23,410,393

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value

Long-Term Municipal Bonds (continued)
Texas (continued)
San Antonio Water System, Junior Lien, Revenue Bonds
Series A 5.00%, due 5/15/37	$7,585,000	$9,530,249
Series A 5.00%, due 5/15/45	12,485,000	15,298,994
San Antonio Water System, Revenue Bonds
Series C 5.00%, due 5/15/34	4,500,000	5,699,295
Series C 5.00%, due 5/15/37	2,230,000	2,784,913
Series C 5.00%, due 5/15/38	2,350,000	2,925,022
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series A 5.00%, due 11/15/23	1,245,000	1,357,560
Series A 5.00%, due 11/15/24	1,305,000	1,444,635
Series A 5.00%, due 11/15/25	1,370,000	1,540,647
Series A 5.00%, due 11/15/26	1,440,000	1,640,290
Series B 5.00%, due 11/15/46	3,590,000	3,829,238
Texas Department of Housing & Community Affairs, Revenue Bonds
Series A, Insured: GNMA 4.00%, due 3/1/50	6,570,000	7,115,113
Series A, Insured: GNMA/FNMA 4.75%, due 1/1/49	6,835,000	7,468,399
Series A, Insured: GNMA 4.75%, due 3/1/49	4,665,000	5,100,851
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/30	17,100,000	17,790,669
5.00%, due 12/15/31	7,575,000	7,862,850
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds 7.00%, due 6/30/40	5,020,000	5,041,184
7.50%, due 6/30/32	4,095,000	4,117,031
7.50%, due 6/30/33	5,500,000	5,529,370
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds
Insured: BAM 4.00%, due 5/1/31	1,000,000	1,053,880

	Principal Amount	Value

Texas (continued)
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds (continued)
Insured: BAM 4.00%, due 5/1/32	$1,295,000	$1,354,363
Texas State Municipal Power Agency, Revenue Bonds 5.00%, due 9/1/42	900,000	909,648
5.00%, due 9/1/47	2,750,000	2,779,288
Texas State University System, Revenue Bonds Series A 4.00%, due 3/15/35	2,000,000	2,256,120
Texas Water Development Board, Revenue Bonds
Series A 4.00%, due 10/15/36	2,000,000	2,293,140
Series A 4.00%, due 10/15/37	3,000,000	3,427,410
Texas Water Development Board, Water Implementation Fund, Revenue Bonds 4.00%, due 10/15/38	650,000	740,188
4.00%, due 10/15/41	7,500,000	8,378,475
Series B 5.00%, due 4/15/30	5,000,000	6,388,750
Town of Prosper TX, Unlimited General Obligation 4.00%, due 2/15/31	1,235,000	1,414,581
Viridian Municipal Management District, Unlimited General Obligation Insured: BAM 6.00%, due 12/1/32	500,000	597,400
West Harris County Regional Water Authority, Revenue Bonds 5.00%, due 12/15/39	1,200,000	1,470,996

		363,092,320

U.S. Virgin Islands 0.8%
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 5.00%, due 10/1/32	5,100,000	4,642,224
Series A 6.625%, due 10/1/29	6,960,000	6,645,547
Series A 6.75%, due 10/1/37	5,000,000	4,717,300
Virgin Islands Public Finance Authority, Revenue Bonds
5.00%, due 9/1/30 (d)	5,000,000	5,504,450
Series A, Insured: AGM 5.00%, due 10/1/32	15,655,000	16,768,697

40	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Long-Term Municipal Bonds (continued)
U.S. Virgin Islands (continued)
Virgin Islands Public Finance Authority, Revenue Bonds (continued)
Series C, Insured: AGM 5.00%, due 10/1/39	$5,920,000	$6,465,410

		44,743,628

Utah 0.7%
City of Herriman UT, Special Assessment, Towne Centre Assessment Area 5.00%, due 11/1/29	55,000	55,000
County of Utah UT, IHC Health Services, Inc., Revenue Bonds Series B 4.00%, due 5/15/47	1,670,000	1,752,565
Salt Lake City Airport, Revenue Bond Series A 5.25%, due 7/1/48 (c)	3,000,000	3,339,810
Utah Housing Corp., Revenue Bonds
Series H, Insured: GNMA 4.50%, due 10/21/48	2,877,429	3,052,750
Series J, Insured: GNMA 4.50%, due 12/21/48	3,503,643	3,717,120
Series A, Insured: GNMA 4.50%, due 1/21/49	6,886,946	7,306,568
Series B, Insured: GNMA 4.50%, due 2/21/49	4,893,084	5,191,220
Insured: GNMA 4.50%, due 8/21/49	47,830	50,744
Utah Infrastructure Agency, Revenue Bonds
5.00%, due 10/15/31	350,000	430,073
5.00%, due 10/15/38	1,990,000	2,374,508
5.00%, due 10/15/41	2,175,000	2,576,483
Utah Transit Authority, Sales Tax, Revenue Bonds Insured: BAM 5.00%, due 12/15/40	2,780,000	3,315,261
Weber Basin Water Conservancy District, Revenue Bonds 5.00%, due 10/1/44	5,130,000	6,248,750

		39,410,852

Vermont 0.1%
Vermont Educational & Health Building Financing Agency, Revenue Bonds 5.00%, due 11/1/40	6,775,000	6,873,576
Vermont Educational & Health Buildings Financing Agency, Middlebury College Project, Revenue Bonds 4.00%, due 11/1/36	1,250,000	1,429,175

		8,302,751

	Principal Amount	Value

Virginia 0.4%
County of Fairfax VA, Unlimited General Obligation Series A, Insured: State Aid Withholding 4.00%, due 10/1/34	$3,000,000	$3,418,140
Hampton Roads Sanitation District, Revenue Bonds
Series A 5.00%, due 10/1/31	1,420,000	1,758,940
Series A 5.00%, due 10/1/32	2,500,000	3,071,825
Virginia Commonwealth Transportation Board, Revenue Bonds Series A 5.00%, due 5/15/29	3,750,000	4,639,425
Virginia Housing Development Authority, Revenue Bonds Series B 3.35%, due 5/1/54	3,800,000	3,783,926
Virginia Resources Authority, Infrastructure Revenue, Revenue Bonds
Series A, Insured: Moral Obligation 5.00%, due 11/1/30	70,000	76,472
Series A 5.00%, due 11/1/30	2,245,000	2,481,848
Virginia Small Business Financing Authority, Express Lanes LLC Project, Revenue Bonds 5.00%, due 7/1/49 (c)	6,750,000	6,615,000

		25,845,576

Washington 1.8%
City of Seattle WA, Municipal Light & Power, Revenue Bonds 5.00%, due 4/1/43	4,775,000	5,791,645
Energy Northwest, Revenue Bonds
Series C 5.00%, due 7/1/31	5,675,000	7,043,299
Series C 5.00%, due 7/1/32	10,000,000	12,324,800
Series C 5.00%, due 7/1/33	6,000,000	7,354,500
King County School District No. 210, Unlimited General Obligation
Insured: School Bond Guaranty 3.00%, due 12/1/34	3,885,000	4,063,011
Insured: School Bond Guaranty 3.00%, due 12/1/35	5,485,000	5,707,088
King County School District No. 403 Renton, Unlimited General Obligation Insured: School Bond Guaranty 4.00%, due 12/1/38	3,500,000	3,983,455

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value

Long-Term Municipal Bonds (continued)
Washington (continued)
Seattle Municipal Light & Power Revenue, Revenue Bonds 5.00%, due 4/1/40	$2,875,000	$3,484,644
State of Washington, Unlimited General Obligation
Series 2020A 5.00%, due 8/1/36	5,000,000	6,227,350
Series E 5.00%, due 6/1/39	5,955,000	7,383,604
Thurston & Pierce Counties Community Schools, Unlimited General Obligation Insured: School Bond Guaranty 4.00%, due 12/1/35	3,900,000	4,438,902
University of Washington, Revenue Bonds
Series A 4.00%, due 4/1/38	1,860,000	2,096,183
Series A 4.00%, due 4/1/39	2,345,000	2,634,209
Series B 5.00%, due 6/1/37	2,765,000	3,117,786
Washington Higher Educational Facilities Authority, Seattle Pacific University Project, Revenue Bonds
5.00%, due 10/1/32	1,330,000	1,495,705
5.00%, due 10/1/35	1,000,000	1,103,390
5.00%, due 10/1/38	1,175,000	1,282,184
5.00%, due 10/1/45	1,600,000	1,711,328
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds
Series 1N 4.00%, due 12/1/48	5,840,000	6,233,032
Series 1N 4.00%, due 6/1/49	7,475,000	7,965,808
Washington State, Unlimited General Obligation Series C 5.00%, due 2/1/43	11,335,000	13,455,098

		108,897,021

West Virginia 0.2%
State of West Virginia State Road Bonds, Unlimited General Obligation
Series A 5.00%, due 12/1/35	4,275,000	5,325,966
Series B 5.00%, due 12/1/40	5,770,000	6,947,426

		12,273,392

	Principal Amount	Value

Wisconsin 0.3%
Wisconsin Center District, Junior Dedicated, Revenue Bonds
Series A 5.00%, due 12/15/31	$3,665,000	$3,942,111
Series A 5.00%, due 12/15/32	2,850,000	3,056,169
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Revenue Bonds Series C 5.00%, due 2/15/23	2,110,000	2,281,691
Wisconsin Housing & Economic Development Authority, Revenue Bonds Series D 4.00%, due 3/1/47	7,605,000	8,127,615

		17,407,586

Wyoming 0.2%
West Park Hospital District, Revenue Bonds
Series A 5.50%, due 6/1/21	250,000	257,965
Series A 6.375%, due 6/1/26	1,000,000	1,042,100
Wyoming Community Development Authority, Revenue Bonds
Series 3 4.00%, due 6/1/43	4,070,000	4,332,922
Series 1 4.00%, due 12/1/48	3,775,000	4,012,523

		9,645,510

Total Long-Term Municipal Bonds (Cost $5,542,236,290)		5,603,861,523

Short-Term Municipal Notes 2.4%
Arkansas 0.1%
City of Osceola AR, Plum Point Energy Associates LLC Project, Revenue Bonds 0.25%, due 4/1/36 (c)(e)	5,000,000	5,000,000

Connecticut 0.2%
Connecticut State Health & Educational Facility Authority, Yale-New Haven Health Obligated Group, Revenue Bonds 0.24%, due 7/1/25 (e)	10,000,000	10,000,000

42	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Municipal Notes (continued)
District of Columbia 0.1%
Tender Option Bond Trust Receipts, Revenue Bonds Series 2020-YX1120 0.27%, due 10/1/49 (d)(e)	$8,390,000	$8,390,000

Georgia 0.4%
Burke County Development Authority, Georgia Power Co., Vogtle Project, Revenue Bonds 0.23%, due 11/1/52 (e)	22,655,000	22,655,000

Illinois 0.3%
Tender Option Bond Trust Receipts, Revenue Bonds Series 2015-XF1009, Insured: AGM 0.28%, due 6/15/32 (d)(e)	17,390,000	17,390,000

Minnesota 0.4%
County of Hennepin MN, Unlimited General Obligation Series B 0.24%, due 12/1/38 (e)	23,530,000	23,530,000

Missouri 0.2%
RIB Floater Trust, Revenue Bonds Series 2019-016 0.26%, due 6/1/45 (d)(e)	11,000,000	11,000,000

New Jersey 0.3%
New Jersey Turnpike Authority, Revenue Bonds Series D-1 1.39%, due 1/1/24 (e)	20,000,000	19,341,000

New York 0.1%
New York City NY, Housing Development Corp., Multifamily, Sustainable Neighborhood, Revenue Bonds Series E-3 0.23%, due 5/1/59 (e)	2,300,000	2,300,000
Tender Option Bond Trust Receipts, Revenue Bonds Series 2016-XM0454 0.30%, due 9/15/40 (d)(e)	5,000,000	5,000,000

		7,300,000

	Principal Amount	Value

Wisconsin 0.3%
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Revenue Bonds Series A 0.18%, due 2/15/50 (e)	$18,685,000	$18,685,000

Total Short-Term Municipal Notes (Cost $144,085,448)		143,291,000

Total Municipal Bonds (Cost $5,686,321,738)		5,747,152,523

Unaffiliated Investment Company 0.5%
California 0.5%
Nuveen AMT-Free Quality Municipal Income Fund
1.00%, due 9/11/26	20,000,000	20,000,000
1.00%, due 3/1/29	11,800,000	11,800,000

Total Unaffiliated Investment Company (Cost $31,800,000)		31,800,000

Total Investments (Cost $5,718,121,738)	97.7%	5,778,952,523
Other Assets, Less Liabilities	2.3	136,902,291
Net Assets	100.0%	$5,915,854,814

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown was the rate in effect as of April 30, 2020.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2020.

(c)	Interest on these securities was subject to alternative minimum tax.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Portfolio of Investments April 30, 2010 (Unaudited) (continued)

Futures Contracts

As of April 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
10-Year United States Treasury Note	(2,725)	June 2020	$(368,868,951)	$(378,945,313)	$(10,076,362)
United States Treasury Long Bond	(240)	June 2020	(40,731,261)	(43,447,500)	(2,716,239)

Net Unrealized Depreciation					$(12,792,601)

1.	As of April 30, 2020, cash in the amount of $6,890,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2020.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

BAM—Build America Mutual Assurance Co.

BHAC—Berkshire Hathaway Assurance Corp.

FHLMC—Federal Home Loan Mortgage Corp.

FNMA—Federal National Mortgage Association.

GNMA—Government National Mortgage Association

NATL-RE—National Public Finance Guarantee Corp.

PSF—Permanent School Fund

Q-SBLF—Qualified School Board Loan Fund

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$—	$5,603,861,523	$—	$5,603,861,523
Short-Term Municipal Notes	—	143,291,000	—	143,291,000

Total Municipal Bonds	—	5,747,152,523	—	5,747,152,523

Unaffiliated Investment Company	—	31,800,000	—	31,800,000

Total Investments in Securities	$—	$5,778,952,523	$—	$5,778,952,523

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(12,792,601)	$—	$—	$(12,792,601)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

44	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $5,718,121,738)	$5,778,952,523
Cash	37,093,003
Cash collateral on deposit at broker for futures contracts	6,890,000
Receivables:
Investment securities sold	153,050,960
Interest	68,747,709
Fund shares sold	67,308,062
Other assets	428,961

Total assets	6,112,471,218

Liabilities
Payables:
Investment securities purchased	153,919,125
Fund shares redeemed	35,495,674
Manager (See Note 3)	1,958,582
NYLIFE Distributors (See Note 3)	568,536
Transfer agent (See Note 3)	528,747
Variation margin on futures contracts	172,986
Professional fees	49,779
Shareholder communication	41,022
Custodian	9,248
Accrued expenses	12,190
Dividend payable	3,860,515

Total liabilities	196,616,404

Net assets	$5,915,854,814

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$5,922,268
Additional paid-in capital	5,971,864,584

5,977,786,852
Total distributable earnings (loss)	(61,932,038)

Net assets	$5,915,854,814

Class A
Net assets applicable to outstanding shares	$2,375,763,399

Shares of beneficial interest outstanding	237,876,014

Net asset value per share outstanding	$9.99
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.46

Investor Class
Net assets applicable to outstanding shares	$9,399,783

Shares of beneficial interest outstanding	937,031

Net asset value per share outstanding	$10.03
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.50

Class B
Net assets applicable to outstanding shares	$10,443,089

Shares of beneficial interest outstanding	1,045,906

Net asset value and offering price per share outstanding	$9.98

Class C
Net assets applicable to outstanding shares	$222,389,834

Shares of beneficial interest outstanding	22,260,359

Net asset value and offering price per share outstanding	$9.99

Class I
Net assets applicable to outstanding shares	$3,169,395,731

Shares of beneficial interest outstanding	317,255,761

Net asset value and offering price per share outstanding	$9.99

Class R6
Net assets applicable to outstanding shares	$128,462,978

Shares of beneficial interest outstanding	12,851,746

Net asset value and offering price per share outstanding	$10.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$74,531,688
Dividends	262,632
Other	143

Total income	74,794,463

Expenses
Manager (See Note 3)	11,102,129
Distribution/Service—Class A (See Note 3)	2,543,571
Distribution/Service—Investor Class (See Note 3)	11,994
Distribution/Service—Class B (See Note 3)	30,962
Distribution/Service—Class C (See Note 3)	569,046
Transfer agent (See Note 3)	1,713,913
Registration	198,855
Professional fees	165,453
Shareholder communication	61,760
Trustees	55,097
Custodian	27,312
Miscellaneous	55,999

Total expenses	16,536,091

Net investment income (loss)	58,258,372

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(22,083,856)
Futures transactions	3,589,677

Net realized gain (loss) on investments and futures transactions	(18,494,179)

Net change in unrealized appreciation (depreciation) on:
Investments	(143,644,637)
Futures contracts	(15,584,875)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(159,229,512)

Net realized and unrealized gain (loss) on investments and futures transactions	(177,723,691)

Net increase (decrease) in net assets resulting from operations	$(119,465,319)

46	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$58,258,372	$115,109,951
Net realized gain (loss) on investments and futures transactions	(18,494,179)	(10,471,549)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(159,229,512)	201,479,641

Net increase (decrease) in net assets resulting from operations	(119,465,319)	306,118,043

Distributions to shareholders:
Class A	(27,390,411)	(43,092,131)
Investor Class	(129,207)	(285,978)
Class B	(151,041)	(365,433)
Class C	(2,776,481)	(5,995,944)
Class I	(44,241,947)	(65,371,209)
Class R6	(568,761)	—

Total distributions to shareholders	(75,257,848)	(115,110,695)

Capital share transactions:
Net proceeds from sale of shares	2,167,082,126	2,425,735,828
Net asset value of shares issued to shareholders in reinvestment of distributions	54,270,478	81,410,601
Cost of shares redeemed	(954,251,710)	(819,347,697)

Increase (decrease) in net assets derived from capital share transactions	1,267,100,894	1,687,798,732

Net increase (decrease) in net assets	1,072,377,727	1,878,806,080

Net Assets
Beginning of period	4,843,477,087	2,964,671,007

End of period	$5,915,854,814	$4,843,477,087

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$10.33		$9.80		$10.02	$10.18	$9.93	$10.03

Net investment income (loss)	0.11		0.30		0.31	0.31	0.32	0.35

Net realized and unrealized gain (loss) on investments	(0.31)		0.53		(0.22)	(0.16)	0.25	(0.10)

Total from investment operations	(0.20)		0.83		0.09	0.15	0.57	0.25

Less distributions:

From net investment income	(0.14)		(0.30)		(0.31)	(0.31)	(0.32)	(0.35)

Net asset value at end of period	$9.99		$10.33		$9.80	$10.02	$10.18	$9.93

Total investment return (a)	(1.99%)		8.55%		0.94%	1.50%	5.73%	2.58%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.05	% ††	2.93%		3.15%	3.05%	3.04%	3.51%

Net expenses	0.75	% ††	0.78%		0.80%	0.81%	0.80%	0.81%

Expenses (before waiver/reimbursement)	0.75	% ††	0.78%		0.80%	0.81%	0.80%	0.82%

Portfolio turnover rate	46	% (b)	38	% (b)	40%	62%	47%	46%

Net assets at end of period (in 000’s)	$2,375,763		$1,728,643		$1,405,803	$1,564,955	$1,248,065	$761,278

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$10.38		$9.84		$10.06	$10.23	$9.97	$10.08

Net investment income (loss)	0.11		0.30		0.32	0.31	0.32	0.35

Net realized and unrealized gain (loss) on investments	(0.32)		0.54		(0.22)	(0.17)	0.26	(0.11)

Total from investment operations	(0.21)		0.84		0.10	0.14	0.58	0.24

Less distributions:

From net investment income	(0.14)		(0.30)		(0.32)	(0.31)	(0.32)	(0.35)

Net asset value at end of period	$10.03		$10.38		$9.84	$10.06	$10.23	$9.97

Total investment return (a)	(2.07%)		8.63%		0.97%	1.43%	5.83%	2.47%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.05	% ††	2.95%		3.17%	3.10%	3.11%	3.54%

Net expenses	0.76	% ††	0.77%		0.78%	0.79%	0.79%	0.82%

Expenses (before waiver/reimbursement)	0.76	% ††	0.77%		0.78%	0.79%	0.79%	0.83%

Portfolio turnover rate	46	% (b)	38	% (b)	40%	62%	47%	46%

Net assets at end of period (in 000’s)	$9,400		$9,815		$9,690	$10,216	$16,344	$17,259

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

48	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$10.33		$9.80		$10.01	$10.18	$9.92	$10.03

Net investment income (loss)	0.09		0.27		0.29	0.28	0.29	0.33

Net realized and unrealized gain (loss) on investments	(0.31)		0.53		(0.21)	(0.17)	0.26	(0.11)

Total from investment operations	(0.22)		0.80		0.08	0.11	0.55	0.22

Less distributions:

From net investment income	(0.13)		(0.27)		(0.29)	(0.28)	(0.29)	(0.33)

Net asset value at end of period	$9.98		$10.33		$9.80	$10.01	$10.18	$9.92

Total investment return (a)	(2.21%)		8.28%		0.81%	1.17%	5.58%	2.21%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.80	% ††	2.71%		2.92%	2.85%	2.84%	3.28%

Net expenses	1.01	% ††	1.02%		1.03%	1.04%	1.04%	1.07%

Expenses (before waiver/reimbursement)	1.01	% ††	1.02%		1.03%	1.04%	1.04%	1.08%

Portfolio turnover rate	46	% (b)	38	% (b)	40%	62%	47%	46%

Net assets at end of period (in 000’s)	$10,443		$12,354		$14,704	$17,068	$19,318	$16,806

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30,		Year ended October 31,
Class C	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$10.34		$9.80		$10.02	$10.18	$9.93	$10.03

Net investment income (loss)	0.09		0.27		0.29	0.28	0.29	0.33

Net realized and unrealized gain (loss) on investments	(0.31)		0.54		(0.22)	(0.16)	0.25	(0.10)

Total from investment operations	(0.22)		0.81		0.07	0.12	0.54	0.23

Less distributions:

From net investment income	(0.13)		(0.27)		(0.29)	(0.28)	(0.29)	(0.33)

Net asset value at end of period	$9.99		$10.34		$9.80	$10.02	$10.18	$9.93

Total investment return (a)	(2.21%)		8.39%		0.71%	1.27%	5.48%	2.31%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.80	% ††	2.69%		2.92%	2.85%	2.81%	3.28%

Net expenses	1.01	% ††	1.02%		1.03%	1.04%	1.04%	1.07%

Expenses (before waiver/reimbursement)	1.01	% ††	1.02%		1.03%	1.04%	1.04%	1.08%

Portfolio turnover rate	46	% (b)	38	% (b)	40%	62%	47%	46%

Net assets at end of period (in 000’s)	$222,390		$225,762		$213,883	$241,526	$273,386	$183,509

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$10.34		$9.80		$10.02	$10.18	$9.93	$10.03

Net investment income (loss)	0.12		0.32		0.34	0.33	0.34	0.38

Net realized and unrealized gain (loss) on investments	(0.32)		0.54		(0.22)	(0.16)	0.25	(0.10)

Total from investment operations	(0.20)		0.86		0.12	0.17	0.59	0.28

Less distributions:

From net investment income	(0.15)		(0.32)		(0.34)	(0.33)	(0.34)	(0.38)

Net asset value at end of period	$9.99		$10.34		$9.80	$10.02	$10.18	$9.93

Total investment return (a)	(1.96%)		8.93%		1.19%	1.75%	5.99%	2.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.31	% ††	3.14%		3.40%	3.31%	3.29%	3.78%

Net expenses	0.50	% ††	0.52%		0.55%	0.56%	0.55%	0.56%

Expenses (before waiver/reimbursement)	0.50	% ††	0.52%		0.55%	0.56%	0.55%	0.57%

Portfolio turnover rate	46	% (b)	38	% (b)	40%	62%	47%	46%

Net assets at end of period (in 000’s)	$3,169,396		$2,866,903		$1,320,591	$1,019,263	$899,128	$513,893

*	Unaudited.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)	The portfolio turnover rate includes variable rate demand notes.

Class R6	November 1, 2019^ through April 30, 2020

Net asset value at beginning of period	$10.34 **

Net investment income (loss)	0.12

Net realized and unrealized gain (loss) on investments	(0.31)

Total from investment operations	(0.19)

Less distributions:

From net investment income	(0.15)

Net asset value at end of period	$10.00

Total investment return (a)	(1.86%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	2.38%

Net expenses ††(b)	0.43%

Portfolio turnover rate (c)	46%

Net assets at end of period (in 000’s)	$128,463

*	Unaudited.
^	Inception date.
††	Annualized.
**	Based on the net asset value of Class I as of November 1, 2019.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

50	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and notes relate to the MainStay MacKay Tax Free Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Class R6 shares commenced operations on November 1, 2019.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such

51

Notes to Financial Statements (Unaudited) (continued)

methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in

52	MainStay MacKay Tax Free Bond Fund

consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to

53

Notes to Financial Statements (Unaudited) (continued)

pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of April 30, 2020, are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2020, 98.25% of the Puerto Rico municipal securities held by the Fund were insured.

On February 12, 2019, the Puerto Rico Sales Tax Financing Corporation (“COFINA”) restructured $17.5 billion of its debt into $12 billion of new securities. On May 3, 2019, the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”), the Commonwealth of Puerto Rico and a majority of creditors committed to a restructuring support agreement (“RSA”) to restructure the outstanding debt of the Puerto Rico Electric Power Authority. The RSA still requires approval from the presiding judge and the Puerto Rican legislature and there is no assurance that either will approve of the agreement. On September 27, 2019, the Oversight Board released its draft of Puerto Rico’s Bankruptcy Plan of Adjustment. There is no assurance that the plan will be approved by creditors or the presiding judge.

On August 7, 2019, the U.S. Court of Appeals for the First Circuit entered an order denying the Oversight Board’s motion to dismiss as equitably moot the appeal of the presiding judge’s rulings related to confirmation of the COFINA third amended plan of adjustment. The appeal of the COFINA debt restructuring stems from a group of legacy COFINA subordinate bondholders. There is no assurance the First Circuit will uphold the COFINA plan of adjustment approved by the presiding judge.

In July 2018, a creditor challenged the constitutionality of the Oversight Board and the Commonwealth’s petition to restructure its debt pursuant to PROMESA. In February 2019, the First Circuit determined that the Oversight Board’s organization was unconstitutional. The ruling was appealed, and a decision from the United States Supreme Court is pending. If the First Circuit’s decision is upheld, the Oversight Board’s ability to seek to restructure debt on behalf of the Commonwealth could be impaired.

In light of the spread of the novel coronavirus in early 2020 to Puerto Rico and globally, the presiding judge has adjourned most of the Commonwealth’s PROMESA proceedings for public health reasons. As of April 30, 2020, the Fund no longer held any COFINA bonds that have not yet been restructured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s

54	MainStay MacKay Tax Free Bond Fund

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2020:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(12,792,601)	$(12,792,601)

Total Fair Value		$(12,792,601)	$(12,792,601)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$3,589,677	$3,589,677

Total Realized Gain (Loss)		$3,589,677	$3,589,677

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(15,584,875)	$(15,584,875)

Total Change in Unrealized Appreciation (Depreciation)		$(15,584,875)	$(15,584,875)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short (a)	$(365,473,203)	$(365,473,203)

(a)	Positions were open five months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion; and 0.39% in excess of $5 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the six-month period ended April 30, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.42% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.82% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest,

55

Notes to Financial Statements (Unaudited) (continued)

litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $11,102,129 and paid the Subadvisor in the amount of $5,411,251.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $32,370 and $1,895, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2020, of $201,217, $6,441 and $17,562, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New

York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expenses	Waived
Class A	$654,293	$—
Investor Class	3,493	—
Class B	4,522	—
Class C	83,152	—
Class I	967,681	—
Class R6	772	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$24,473	0.00	%‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$5,718,121,738	$143,068,460	$(82,237,675)	$60,830,785

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $24,336,694 were available as shown in the table below, to the extent provided by the regulations to offset future realized

56	MainStay MacKay Tax Free Bond Fund

gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or have expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$12,670	$11,667

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$316,849
Exempt Interest Dividends	114,793,846
Total	$115,110,695

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $3,347,181 and $2,422,552, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	107,488,076	$1,101,838,892
Shares issued to shareholders in reinvestment of distributions	2,356,467	24,330,546
Shares redeemed	(39,011,756)	(398,865,532)

Net increase (decrease) in shares outstanding before conversion	70,832,787	727,303,906
Shares converted into Class A (See Note 1)	206,987	2,119,617
Shares converted from Class A (See Note 1)	(453,262)	(4,752,206)

Net increase (decrease)	70,586,512	$724,671,317

Year ended October 31, 2019:
Shares sold	53,958,287	$549,133,349
Shares issued to shareholders in reinvestment of distributions	3,742,394	37,953,702
Shares redeemed	(34,141,572)	(342,393,081)

Net increase (decrease) in shares outstanding before conversion	23,559,109	244,693,970
Shares converted into Class A (See Note 1)	340,145	3,445,378
Shares converted from Class A (See Note 1)	(91,670)	(936,239)

Net increase (decrease)	23,807,584	$247,203,109

57

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	107,280	$1,107,925
Shares issued to shareholders in reinvestment of distributions	11,710	121,571
Shares redeemed	(56,787)	(586,247)

Net increase (decrease) in shares outstanding before conversion	62,203	643,249
Shares converted into Investor Class (See Note 1)	18,150	189,522
Shares converted from Investor Class (See Note 1)	(89,195)	(911,991)

Net increase (decrease)	(8,842)	$(79,220)

Year ended October 31, 2019:
Shares sold	165,195	$1,687,358
Shares issued to shareholders in reinvestment of distributions	26,056	265,116
Shares redeemed	(113,885)	(1,158,170)

Net increase (decrease) in shares outstanding before conversion	77,366	794,304
Shares converted into Investor Class (See Note 1)	71,731	734,316
Shares converted from Investor Class (See Note 1)	(188,084)	(1,918,730)

Net increase (decrease)	(38,987)	$(390,110)

Class B	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	169,294	$1,758,032
Shares issued to shareholders in reinvestment of distributions	13,691	141,600
Shares redeemed	(314,301)	(3,108,765)

Net increase (decrease) in shares outstanding before conversion	(131,316)	(1,209,133)
Shares converted from Class B (See Note 1)	(18,636)	(192,141)

Net increase (decrease)	(149,952)	$(1,401,274)

Year ended October 31, 2019:
Shares sold	129,834	$1,308,467
Shares issued to shareholders in reinvestment of distributions	33,382	337,837
Shares redeemed	(438,612)	(4,424,630)

Net increase (decrease) in shares outstanding before conversion	(275,396)	(2,778,326)
Shares converted from Class B (See Note 1)	(29,908)	(303,895)

Net increase (decrease)	(305,304)	$(3,082,221)

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	2,900,847	$29,872,877
Shares issued to shareholders in reinvestment of distributions	194,480	2,010,864
Shares redeemed	(2,556,002)	(25,977,730)

Net increase (decrease) in shares outstanding before conversion	539,325	5,906,011
Shares converted from Class C (See Note 1)	(120,879)	(1,243,781)

Net increase (decrease)	418,446	$4,662,230

Year ended October 31, 2019:
Shares sold	5,430,844	$54,932,748
Shares issued to shareholders in reinvestment of distributions	440,074	4,460,962
Shares redeemed	(5,711,197)	(58,029,277)

Net increase (decrease) in shares outstanding before conversion	159,721	1,364,433
Shares converted from Class C (See Note 1)	(141,573)	(1,426,691)

Net increase (decrease)	18,148	$(62,258)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	90,213,388	$924,483,712
Shares issued to shareholders in reinvestment of distributions	2,675,730	27,655,495
Shares redeemed	(49,153,739)	(502,642,929)

Net increase in shares outstanding before conversion	43,735,379	449,496,278
Shares converted into Class I (See Note 1)	444,894	4,660,774
Shares converted from Class I (See Note 1)	(4,298,417)	(44,973,690)

Net increase (decrease)	39,881,856	$409,183,362

Year ended October 31, 2019:
Shares sold	179,763,292	$1,818,673,906
Shares issued to shareholders in reinvestment of distributions	3,761,656	38,392,984
Shares redeemed	(40,947,185)	(413,342,539)

Net increase (decrease) in shares outstanding before conversion	142,577,763	1,443,724,351
Shares converted into Class I (See Note 1)	39,940	405,861

Net increase (decrease)	142,617,703	$1,444,130,212

Class R6	Shares	Amount

Six-month period ended April 30, 2020 (a):
Shares sold	10,842,537	$108,020,688
Shares issued to shareholders in reinvestment of distributions	1,008	10,402
Shares redeemed	(2,298,340)	(23,070,507)

Net increase (decrease) in shares outstanding before conversion	8,545,205	84,960,583
Shares converted into Class R6 (See Note 1)	4,306,541	45,103,896

Net increase (decrease)	12,851,746	$130,064,479

(a)	The inception date of the class was November 1, 2019.

58	MainStay MacKay Tax Free Bond Fund

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework–Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

59

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Tax Free Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

60	MainStay MacKay Tax Free Bond Fund

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the

61

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life

Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional

62	MainStay MacKay Tax Free Bond Fund

separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

63

Discussion of the Operation and Effectiveness of the Fund’s Liquidity

Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of The MainStay Funds (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

64	MainStay MacKay Tax Free Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

65

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737619 MS086-20	MST10-06/20 (NYLIM) NL215

MainStay MacKay Unconstrained Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/1997	–8.16 –3.83%	–6.38 –1.97%	0.33 1.26%	2.75 3.22%	1.27 1.27%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–8.14 –3.82	–6.39 –1.98	0.31 1.23	2.66 3.13	1.29 1.29
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2/28/1997	–8.97 –4.22	–7.41 –2.63	0.13 0.49	2.37 2.37	2.04 2.04
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–5.18 –4.23	–3.70 –2.74	0.49 0.49	2.37 2.37	2.04 2.04
Class I Shares	No Sales Charge		1/2/2004	–3.71	–1.72	1.52	3.48	1.02
Class R2 Shares	No Sales Charge		2/28/2014	–4.00	–2.07	1.14	1.17	1.37
Class R3 Shares	No Sales Charge		2/29/2016	–4.00	–2.31	3.14	3.14	1.62
Class R6 Shares	No Sales Charge		2/28/2018	–3.73	–1.65	0.50	N/A	0.85

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Aggregate Bond Index[4]	4.86%	10.84%	3.80%	3.96%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[5]	1.14	2.48	1.48	0.90
Morningstar Nontraditional Bond Category Average[6]	–4.40	–3.44	1.17	2.38

4.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying London Interbank Offered Rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$961.70	$6.19	$1,018.55	$6.37	1.27%

Investor Class Shares	$1,000.00	$961.80	$6.34	$1,018.40	$6.52	1.30%

Class B Shares	$1,000.00	$957.80	$9.98	$1,014.67	$10.27	2.05%

Class C Shares	$1,000.00	$957.70	$9.98	$1,014.67	$10.27	2.05%

Class I Shares	$1,000.00	$962.90	$4.98	$1,019.79	$5.12	1.02%

Class R2 Shares	$1,000.00	$960.00	$6.68	$1,018.05	$6.87	1.37%

Class R3 Shares	$1,000.00	$960.00	$7.89	$1,016.81	$8.12	1.62%

Class R6 Shares	$1,000.00	$962.70	$4.05	$1,020.74	$4.17	0.83%

1

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3	Expenses are inclusive of dividends and interest on investments sold short.

7

Portfolio Composition as of April 30, 2020 (Unaudited)

‡	Less than one-tenth of a percent.

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	Morgan Stanley, 3.125%–5.00%, due 7/15/20–11/24/25

2.	Fannie Mae Connecticut Avenue Securities, 4.137%–4.937%, due 1/25/29–9/25/29

3.	United States Treasury Inflation—Indexed Notes, 0.875%, due 1/15/29

4.	Goldman Sachs Group, Inc., 2.60%–3.625%, due 1/22/23–2/7/30

5.	Bank of America Corp., 3.004%–8.57%, due 12/20/23–3/10/26

6.	Federal National Mortgage Association, 3.00%–3.50%, due 5/25/48–3/25/60
7.	Federal Home Loan Mortgage Corporation, 3.00%–5.236%, due 9/15/48–11/25/49

8.	GS Mortgage Securities Trust, 2.014%–3.43%, due 6/15/38–9/1/52

9.	Wells Fargo Commercial Mortgage Trust, 3.04%–4.194%, due 6/15/36–10/15/52

10.	Marathon Petroleum Corp., 4.50%–5.125%, due 4/1/24–5/1/25

8	MainStay MacKay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD,1 Joseph Cantwell, Stephen R. Cianci, CFA, Matt Jacob, Neil Moriarty III, and Shu-Yang Tan, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Unconstrained Bond Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay Unconstrained Bond Fund returned –3.71%, underperforming the 4.86% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and the 1.14% return of the Fund’s secondary benchmark, the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index. Over the same period, Class I shares outperformed the –4.40% return of the Morningstar Nontraditional Bond Category Average.2

What factors affected the Fund’s relative performance during the reporting period?

Financial markets dropped sharply in the first quarter of 2020, which impacted the entire reporting period, as it became increasingly evident that the COVID-19 virus was not merely a medical concern, but an economic one with perhaps larger fiscal implications than those related to personal health. Other than U.S. Treasury securities, nearly all asset classes saw steep losses during the quarter including gold, which is usually a haven during times of uncertainty. The shutdown of most sectors of the economy for a prolonged period of time posed risks to both the consumer and the industrial sectors.

During the reporting period, the Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index primarily due to the Fund’s relatively overweight exposure to corporate bonds. Both investment-grade and high-yield corporates detracted from relative performance, particularly at the front end of the period where the dealer community stepped away. Underweight exposure to U.S. Treasury bonds also detracted from relative performance as Treasury securities were the best performing fixed-income asset class during the reporting period. In addition, forced selling caused securitized assets to widen out where the Fund held overweight exposure, although these asset classes rebounded in April 2020 as the U.S. Federal Reserve (“Fed”) cut rates to near zero and reinstituted a bond-buying program to create liquidity.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used Treasury futures as a duration3 hedge. This position negatively affected performance.

What was the Fund’s duration strategy during the reporting period?

Though we extended the Fund’s duration during the reporting period, it remained below that of the Bloomberg Barclays U.S. Aggregate Bond Index, thereby detracting from performance relative to the benchmark, as longer duration bonds outperformed. As of April 30, 2020, the Fund’s duration was 1.9 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

As mentioned above, the Fund’s overweight exposure to corporate bonds, both investment grade and high yield, detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index, as did underweight exposure to U.S. Treasury bonds. Forced selling caused securitized assets to widen out where we were overweight.

Though the Fund held underweight exposure to Treasury securities, its position in longer-maturity Treasury bonds contributed positively to relative performance. (Contributions take weightings and total returns into account.) Security selection in both the collateralized mortgage obligation (“CMO”) and emerging market sovereign debt areas enhanced returns as well.

What were some of the Fund’s largest purchases and sales during the reporting period?

Late in the reporting period, the Fund purchased a seasoned credit risk transfer deal from the Federal Home Loan Mortgage Corporation (“Freddie Mac”) backed by four-year-old prime mortgage loans. At the time of purchase, the liquidity premium

1.	Dan Roberts served as a portfolio manager of the Fund until January 1, 2020.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

was high as there were forced sellers of this type of paper. Given the underlying fundamentals of the borrower’s credit and bond structure, we believed the market would eventually price those in. We also purchased corporate bonds issued by three-dimensional graphics processor and software maker Nvidia, a high-quality, low-levered company in a rapidly growing industry. The Nvidia issue came to market during the height of pandemic-related volatility and, as such, priced with a very attractive new-issue premium.

One of the Fund’s largest sales involved an asset-backed security (“ABS”) collateralized by equipment loans from DLL Finance when ABS spreads4 were particularly narrow in early February and liquidity was readily available. The Fund also sold its position in bonds from integrated oil & gas company Petrobras in early 2020 as valuations were tight though fundamentals were sound.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period we increased the Fund’s exposure to high-yield corporate bonds, ABS and commercial mortgage backed securities while decreasing exposure to U.S. Treasury bonds and investment-grade corporates.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held overweight exposure relative to the Bloomberg Barclays U.S. Aggregate Bond Index to high-yield bonds, investment-grade corporate bonds and securitized assets. As of the same date, the Fund held relatively underweight exposure to Treasury securities and agency mortgages.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Unconstrained Bond Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 99.2%† Asset-Backed Securities 5.1%
Auto Floor Plan Asset-Backed Securities 1.1%
Ford Credit Floorplan Master Owner Trust Series 2019-4, Class A 2.44%, due 9/15/26	$1,465,000	$1,410,535
Series 2017-3, Class A 2.48%, due 9/15/24	1,550,000	1,525,082
Series 2018-4, Class A 4.06%, due 11/15/30	5,030,000	4,954,344

		7,889,961

Automobile Asset-Backed Securities 0.6%
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A, Class A 2.33%, due 8/20/26 (a)	1,360,000	1,205,205
Ford Credit Auto Owner Trust Series 2020-1, Class A 2.04%, due 8/15/31 (a)	1,745,000	1,700,646
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.51%, due 1/26/32 (a)	1,210,000	1,168,750

		4,074,601

Credit Cards 0.5%
Capital One Multi-Asset Execution Trust Series 2019-A3, Class A3 2.06%, due 8/15/28	3,565,000	3,615,209

Home Equity 0.0%‡
First NLC Trust Series 2007-1, Class A1 0.557% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	304,157	159,187
GSAA Home Equity Trust Series 2007-8, Class A3 0.937% (1 Month LIBOR + 0.45%), due 8/25/37 (b)	144,335	135,745
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 0.537% (1 Month LIBOR + 0.05%), due 11/25/36 (b)	81,171	32,901
Morgan Stanley ABS Capital I Trust Series 2007-HE4, Class A2A 0.597% (1 Month LIBOR + 0.11%), due 2/25/37 (b)	82,729	30,933

		358,766

Other Asset-Backed Securities 2.9%
Carrington Mortgage Loan Trust Series 2007-HE1, Class A3 0.677% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	3,675,000	3,303,669

	Principal Amount	Value
Other Asset-Backed Securities (continued)
CNH Equipment Trust Series 2019-B, Class A4 2.64%, due 5/15/26	$4,360,000	$4,412,350
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, due 11/20/47 (a)	1,358,725	1,346,646
DLL Securitization Trust Series 2019-MT3, Class A3 2.08%, due 2/21/23 (a)	1,140,000	1,135,966
Domino’s Pizza Master Issuer LLC (a) Series 2018-1A, Class A2I 4.116%, due 7/25/48	157,200	161,229
Series 2015-1A, Class A2II 4.474%, due 10/25/45	1,689,188	1,734,593
Hilton Grand Vacations Trust Series 2019-AA, Class A 2.34%, due 7/25/33 (a)	2,730,597	2,537,456
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.587% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	105,074	64,271
MVW Owner Trust Series 2019-2A, Class A 2.22%, due 10/20/38 (a)	2,324,000	2,104,548
Sierra Receivables Funding Co. Series 2019-3A, Class A 2.34%, due 8/20/36 (a)	1,710,682	1,598,952
Sierra Receivables Funding Co. LLC Series 2018-2A, Class A 3.50%, due 6/20/35 (a)	755,154	737,956
Wendy’s Funding LLC Series 2019-1A, Class A2I 3.783%, due 6/15/49 (a)	1,708,375	1,658,764

		20,796,400

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 1.999% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	126,798	126,291

Total Asset-Backed Securities (Cost $37,916,199)		36,861,228

Convertible Bonds 0.6%
Machinery—Diversified 0.3%
Chart Industries, Inc. 1.00%, due 11/15/24 (a)	2,465,000	2,217,744

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Semiconductors 0.3%
ON Semiconductor Corp. 1.625%, due 10/15/23	$2,080,000	$2,271,891

Total Convertible Bonds (Cost $4,068,144)		4,489,635

Corporate Bonds 64.5%
Agriculture 0.8%
Altria Group, Inc. 3.80%, due 2/14/24	3,660,000	3,918,998
JBS Investments II GmbH 7.00%, due 1/15/26 (a)	1,915,000	1,986,621

		5,905,619

Airlines 2.1%
Continental Airlines, Inc.
Series 2007-1, Class A 5.983%, due 10/19/23	2,361,769	2,271,714
Series 2005-ERJ1 9.798%, due 10/1/22	40,715	39,385
Delta Air Lines, Inc.
Series 2019-1, Class AA 3.204%, due 10/25/25	3,360,000	3,073,725
Series 2007-1, Class A 6.821%, due 2/10/24	1,169,547	1,119,970
7.00%, due 5/1/25 (a)	1,750,000	1,796,117
U.S. Airways Group, Inc. Series 2010-1, Class A 6.25%, due 10/22/24	4,294,417	3,990,751
United Airlines, Inc. Series 2014-2, Class B 4.625%, due 3/3/24	3,592,722	3,163,131

		15,454,793

Apparel 0.1%
Hanesbrands, Inc. 4.875%, due 5/15/26 (a)	650,000	654,160

Auto Manufacturers 1.6%
Ford Motor Co. 8.50%, due 4/21/23	1,925,000	1,898,531
9.00%, due 4/22/25	2,000,000	1,947,500
Ford Motor Credit Co. LLC 3.35%, due 11/1/22	1,115,000	1,003,500
4.063%, due 11/1/24	2,280,000	1,983,600
4.25%, due 9/20/22	860,000	793,608
General Motors Financial Co., Inc. 2.90%, due 2/26/25	2,500,000	2,265,549
3.45%, due 4/10/22	2,230,000	2,147,535

		12,039,823

	Principal Amount	Value
Banks 10.5%
Bank of America Corp. 3.004%, due 12/20/23 (c)	$3,918,000	$4,049,065
4.30%, due 1/28/25 (c)(d)	3,526,000	3,168,992
6.30%, due 3/10/26 (c)(d)(e)	3,570,000	3,855,600
8.57%, due 11/15/24 (f)	1,645,000	2,086,351
Barclays PLC 1.00%, due 5/7/26	2,375,000	2,374,051
BNP Paribas S.A. 3.052%, due 1/13/31 (a)(c)	2,135,000	2,145,590
Capital One Financial Corp. 5.55%, due 6/1/20 (c)(d)	1,535,000	1,281,725
Citigroup, Inc.(c) 3.352%, due 4/24/25	1,880,000	1,975,750
6.30%, due 5/15/24 (d)	6,360,000	6,280,500
Citizens Financial Group, Inc. 4.15%, due 9/28/22 (a)	2,270,000	2,343,451
Goldman Sachs Group, Inc. 2.60%, due 2/7/30	2,690,000	2,671,811
2.862% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	3,220,000	3,101,724
2.908%, due 6/5/23 (c)(f)	4,285,000	4,379,824
3.625%, due 1/22/23	3,227,000	3,384,736
JPMorgan Chase & Co. 4.60%, due 2/1/25 (c)(d)	3,262,000	2,926,014
Lloyds Banking Group PLC 4.582%, due 12/10/25	1,365,000	1,475,611
4.65%, due 3/24/26	1,985,000	2,154,836
Morgan Stanley 3.125%, due 1/23/23	6,380,000	6,636,061
4.00%, due 7/23/25	1,920,000	2,114,221
4.829% (3 Month LIBOR + 3.61%), due 7/15/20 (b)(d)	4,098,000	3,688,200
5.00%, due 11/24/25	2,465,000	2,784,673
Popular, Inc. 6.125%, due 9/14/23	1,582,000	1,522,675
Santander Holdings USA, Inc. 3.40%, due 1/18/23	1,500,000	1,509,916
3.70%, due 3/28/22	2,000,000	2,025,520
Truist Bank 2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	2,500,000	2,428,967
Wells Fargo & Co.(c) 3.584%, due 5/22/28	380,000	408,342
5.90%, due 6/15/24 (d)	3,690,000	3,745,350

		76,519,556

Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc. 4.15%, due 1/23/25	885,000	985,357
4.75%, due 1/23/29 (f)	1,770,000	2,047,674

		3,033,031

12	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Biotechnology 0.3%
Biogen, Inc. 3.15%, due 5/1/50	$1,970,000	$1,931,652

Building Materials 0.9%
Builders FirstSource, Inc.(a) 5.00%, due 3/1/30	2,335,000	2,003,663
6.75%, due 6/1/27	705,000	726,150
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	3,580,000	3,588,950

		6,318,763

Chemicals 1.4%
Ashland LLC 4.75%, due 8/15/22	333,000	347,642
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (a)	1,250,000	1,062,500
Orbia Advance Corp. S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,600,000	2,450,526
W.R. Grace & Co. 5.125%, due 10/1/21 (a)	6,410,000	6,442,050

		10,302,718

Commercial Services 3.0%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, due 7/15/26 (a)	2,130,000	2,189,853
Ashtead Capital, Inc. 4.25%, due 11/1/29 (a)	2,060,000	1,973,003
California Institute of Technology 3.65%, due 9/1/19	2,218,000	2,275,864
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	2,320,000	2,174,768
IHS Markit, Ltd. 3.625%, due 5/1/24	3,710,000	3,813,806
4.125%, due 8/1/23	1,075,000	1,150,734
PayPal Holdings, Inc. 2.40%, due 10/1/24	3,335,000	3,461,776
Service Corp. International 5.375%, due 5/15/24	2,200,000	2,233,000
Trustees of the University of Pennsylvania 3.61%, due 2/15/19	2,315,000	2,742,798

		22,015,602

Computers 1.0%
Dell International LLC / EMC Corp.(a) 4.90%, due 10/1/26	4,000,000	4,135,516
8.10%, due 7/15/36	1,045,000	1,275,825
NCR Corp.(a) 6.125%, due 9/1/29	408,000	404,940
8.125%, due 4/15/25	1,193,000	1,264,580

		7,080,861

	Principal Amount	Value
Distribution & Wholesale 0.4%
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	$2,866,000	$2,722,757

Diversified Financial Services 3.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.50%, due 5/26/22	4,430,000	4,121,554
4.50%, due 5/15/21	480,000	465,871
Air Lease Corp. 2.30%, due 2/1/25	3,275,000	2,836,576
3.25%, due 3/1/25	4,000,000	3,593,234
Ally Financial, Inc. 5.75%, due 11/20/25	3,820,000	3,915,500
8.00%, due 11/1/31	3,280,000	4,009,800
Avolon Holdings Funding, Ltd. 3.25%, due 2/15/27 (a)	2,125,000	1,644,590
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,000,000	3,047,000
Charles Schwab Corp. 5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25 (b)(d)	2,060,000	2,108,925
Nationstar Mortgage Holdings, Inc. 6.00%, due 1/15/27 (a)	1,565,000	1,335,102

		27,078,152

Electric 2.8%
Appalachian Power Co. 3.30%, due 6/1/27	1,800,000	1,920,770
Baltimore Gas & Electric Co. 2.40%, due 8/15/26	475,000	494,550
Duke Energy Corp. 4.875% (5 Year Treasury Constant Maturity Rate + 3.388%), due 9/16/24 (b)(d)	2,415,000	2,390,850
Entergy Arkansas LLC 3.50%, due 4/1/26	1,235,000	1,369,489
Evergy, Inc. 5.292%, due 6/15/22 (g)	663,000	703,508
Potomac Electric Power Co. 4.15%, due 3/15/43	1,305,000	1,595,912
Public Service Electric & Gas Co. 3.00%, due 5/15/27	3,405,000	3,683,764
Public Service Enterprise Group, Inc. 2.65%, due 11/15/22 (f)	3,500,000	3,598,704
WEC Energy Group, Inc. 3.804% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	5,495,000	4,480,504

		20,238,051

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Entertainment 1.2%
Eldorado Resorts, Inc. 7.00%, due 8/1/23	$4,515,000	$4,334,400
International Game Technology PLC 6.25%, due 2/15/22 (a)	2,300,000	2,243,937
Six Flags Theme Parks, Inc. 7.00%, due 7/1/25 (a)	2,285,000	2,364,518

		8,942,855

Food 1.8%
JBS USA LUX S.A. / JBS Food Co. / JBS USA Finance, Inc. 5.50%, due 1/15/30 (a)	1,035,000	1,047,937
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (a)	4,595,000	4,760,746
Kraft Heinz Foods Co. 5.00%, due 7/15/35	809,000	868,496
Smithfield Foods, Inc. 3.35%, due 2/1/22 (a)	2,490,000	2,430,408
Tyson Foods, Inc. 3.95%, due 8/15/24	2,892,000	3,170,992
U.S. Foods, Inc. 6.25%, due 4/15/25 (a)	1,185,000	1,207,219

		13,485,798

Food Services 0.2%
Aramark Services, Inc. 6.375%, due 5/1/25 (a)	1,075,000	1,118,000

Forest Products & Paper 0.5%
Georgia-Pacific LLC 8.00%, due 1/15/24	2,945,000	3,582,385

Health Care—Services 0.2%
NYU Langone Hospitals 3.38%, due 7/1/55	1,700,000	1,542,440

Holding Company—Diversified 0.6%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (a)	3,855,000	4,109,910

Home Builders 2.7%
D.R. Horton, Inc. 5.75%, due 8/15/23	4,250,000	4,711,184
Lennar Corp. 4.75%, due 11/29/27	188,000	192,700
6.25%, due 12/15/21	2,875,000	2,961,250
8.375%, due 1/15/21	2,540,000	2,603,500
Meritage Homes Corp. 7.00%, due 4/1/22	4,720,000	4,814,400

	Principal Amount		Value
Home Builders (continued)
Toll Brothers Finance Corp. 3.80%, due 11/1/29		$495,000	$462,825
4.35%, due 2/15/28		303,000	298,455
5.875%, due 2/15/22		3,735,000	3,842,381

			19,886,695

Insurance 2.4%
Lincoln National Corp. 4.049% (3 Month LIBOR + 2.358%), due 5/17/66 (b)		3,537,000	2,405,160
Protective Life Corp. 8.45%, due 10/15/39		2,476,000	3,268,224
Reliance Standard Life Global Funding II 2.50%, due 10/30/24 (a)		2,900,000	2,876,604
Scottish Widows, Ltd. 5.50%, due 6/16/23	GBP	6,500,000	8,831,130
Willis North America, Inc. 3.875%, due 9/15/49		$425,000	463,046

			17,844,164

Internet 2.0%
Baidu, Inc. 4.375%, due 5/14/24		2,380,000	2,537,867
Booking Holdings, Inc. 3.60%, due 6/1/26		2,790,000	2,915,519
Expedia Group, Inc. 3.25%, due 2/15/30		3,920,000	3,271,900
6.25%, due 5/1/25 (a)		430,000	438,515
Match Group, Inc. 4.125%, due 8/1/30 (a)		122,000	118,340
Tencent Holdings, Ltd. 3.28%, due 4/11/24 (a)		3,820,000	4,003,013
Weibo Corp. 3.50%, due 7/5/24		1,515,000	1,535,589

			14,820,743

Iron & Steel 1.1%
ArcelorMittal S.A. 4.55%, due 3/11/26 (f)		3,470,000	3,342,035
Vale Overseas, Ltd. 6.25%, due 8/10/26		4,330,000	4,745,680

			8,087,715

Leisure Time 0.1%
NCL Corp., Ltd. 3.625%, due 12/15/24 (a)		745,000	478,663

Lodging 1.1%
Hilton Domestic Operating Co., Inc. 4.875%, due 1/15/30		1,930,000	1,843,150
5.375%, due 5/1/25 (a)		935,000	929,156

14	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Lodging (continued)
Marriott International, Inc. 3.75%, due 10/1/25	$5,888,000	$5,559,877

		8,332,183

Media 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.875%, due 4/1/24 (a)	996,000	1,023,390
Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, due 8/15/27 (a)(e)	4,248,000	2,325,780
Grupo Televisa S.A.B. 5.25%, due 5/24/49	1,695,000	1,739,886
Sky, Ltd. 3.75%, due 9/16/24 (a)	1,480,000	1,623,521
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	1,087,000	1,256,168

		7,968,745

Mining 0.9%
Anglo American Capital PLC 4.875%, due 5/14/25 (a)	3,000,000	3,160,557
Corp. Nacional del Cobre de Chile (a) 3.00%, due 9/30/29	1,890,000	1,819,594
3.75%, due 1/15/31	1,290,000	1,307,067

		6,287,218

Miscellaneous—Manufacturing 0.9%
General Electric Co. 3.625%, due 5/1/30	1,400,000	1,405,189
4.25%, due 5/1/40	1,525,000	1,530,189
4.35%, due 5/1/50	1,195,000	1,204,096
Textron Financial Corp. 3.427% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	4,350,000	2,697,000

		6,836,474

Oil & Gas 3.5%
Concho Resources, Inc. 4.30%, due 8/15/28	2,995,000	3,045,594
Gazprom PJSC Via Gaz Capital S.A. 7.288%, due 8/16/37 (a)	2,520,000	3,455,716
Marathon Petroleum Corp. 4.50%, due 5/1/23	1,330,000	1,332,341
4.70%, due 5/1/25	1,450,000	1,459,919
5.125%, due 4/1/24 (f)	8,050,000	7,915,228
Occidental Petroleum Corp. (zero coupon), due 10/10/36	10,470,000	4,397,400
Petroleos Mexicanos 6.75%, due 9/21/47	4,835,000	3,324,063

	Principal Amount		Value
Oil & Gas (continued)
WPX Energy, Inc. 4.50%, due 1/15/30		$1,145,000	$933,175

			25,863,436

Packaging & Containers 1.7%
Berry Global, Inc. 4.875%, due 7/15/26 (a)		135,000	137,894
Crown European Holdings S.A. 4.00%, due 7/15/22 (a)	EUR	3,540,000	3,994,096
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, due 7/15/23 (a)		$5,271,000	5,297,355
Sealed Air Corp. 4.00%, due 12/1/27 (a)		123,000	120,540
WRKCo, Inc. 3.00%, due 9/15/24		2,735,000	2,794,482

			12,344,367

Pharmaceuticals 1.6%
AbbVie, Inc. 4.25%, due 11/21/49 (a)		2,790,000	3,216,748
Bausch Health Cos., Inc.(a) 5.50%, due 11/1/25		3,735,000	3,882,532
5.75%, due 8/15/27		2,835,000	2,989,791
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)		41,372	43,988
Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, due 10/1/26		1,607,000	1,398,090

			11,531,149

Pipelines 1.7%
Enterprise Products Operating LLC 3.95%, due 1/31/60		1,630,000	1,500,042
4.20%, due 1/31/50		520,000	515,760
Kinder Morgan, Inc. 5.625%, due 11/15/23 (a)		2,449,000	2,683,268
7.75%, due 1/15/32		2,035,000	2,612,935
MPLX, L.P. 4.00%, due 3/15/28		560,000	530,993
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23		3,725,000	3,518,635
Western Midstream Operating L.P. 5.25%, due 2/1/50		1,800,000	1,415,250

			12,776,883

Real Estate Investment Trusts 1.8%
American Tower Corp. 3.00%, due 6/15/23		5,500,000	5,747,385
CyrusOne L.P. / CyrusOne Finance Corp. 3.45%, due 11/15/29		1,850,000	1,765,825

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Digital Realty Trust, L.P. 3.70%, due 8/15/27		$3,605,000	$3,852,715
GLP Capital, L.P. / GLP Financing II, Inc. 3.35%, due 9/1/24		1,535,000	1,417,526
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23		472,000	458,754

			13,242,205

Retail 1.6%
1011778 B.C. ULC / New Red Finance, Inc. 5.75%, due 4/15/25 (a)		495,000	520,988
Alimentation Couche-Tard, Inc. 2.70%, due 7/26/22 (a)		1,500,000	1,508,365
Darden Restaurants, Inc. 3.85%, due 5/1/27		4,847,000	4,622,756
Kohl’s Corp. 9.50%, due 5/15/25		2,320,000	2,385,300
Starbucks Corp. 4.45%, due 8/15/49 (f)		1,970,000	2,356,669

			11,394,078

Semiconductors 0.9%
Broadcom, Inc. 3.625%, due 10/15/24 (a)		2,040,000	2,149,986
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (a)		2,960,000	3,087,218
NXP B.V. / NXP Funding LLC / NXP 3.40%, due 5/1/30 (a)		1,135,000	1,134,631

			6,371,835

Software 0.3%
Fiserv, Inc. 2.75%, due 7/1/24		1,080,000	1,129,954
3.20%, due 7/1/26		685,000	733,493

			1,863,447

Telecommunications 5.4%
Altice France S.A. 7.375%, due 5/1/26 (a)		2,291,000	2,394,095
AT&T, Inc. 2.875% (EUAM DB05 + 3.14%), due 3/2/25 (b)(d)	EUR	2,200,000	2,217,354
CommScope Technologies LLC 5.00%, due 3/15/27 (a)		$1,899,000	1,628,393
Crown Castle Towers LLC 4.241%, due 7/15/48 (a)		3,825,000	4,279,355
Rogers Communications, Inc. 3.625%, due 12/15/25		5,635,000	6,256,527
Sprint Communications, Inc. 6.00%, due 11/15/22		1,170,000	1,237,404
Sprint Corp. 7.875%, due 9/15/23		3,620,000	4,068,337

	Principal Amount		Value
Telecommunications (continued)
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (a)		$4,480,000	$4,715,200
T-Mobile USA, Inc. 3.50%, due 4/15/25 (a)		1,790,000	1,892,782
4.50%, due 4/15/50 (a)		920,000	1,076,768
6.00%, due 3/1/23		3,000,000	3,028,950
Telefonica Emisiones SAU 5.462%, due 2/16/21		1,000	1,030
VEON Holdings B.V. 4.95%, due 6/16/24 (a)		3,345,000	3,536,267
Verizon Communications, Inc. 4.125%, due 3/16/27		685,000	795,103
Vodafone Group PLC 4.25%, due 9/17/50		1,815,000	1,974,472

			39,102,037

Textiles, Apparel & Luxury Goods 0.2%
Hanesbrands, Inc. 5.375%, due 5/15/25		1,160,000	1,162,900

Total Corporate Bonds (Cost $478,339,780)			470,271,863

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP	449,000	604,002

Total Foreign Bonds (Cost $716,008)			604,002

Foreign Government Bonds 1.6%
Brazil 0.9%
Brazilian Government International Bond 4.625%, due 1/13/28 (e)		$6,444,000	6,659,939

Mexico 0.7%
Mexico Government International Bond 3.25%, due 4/16/30		5,833,000	5,284,756

Total Foreign Government Bonds (Cost $12,697,030)			11,944,695

Loan Assignments 6.1% (b)
Automobile 0.2%
KAR Auction Services, Inc. 2019 Term Loan B6 2.875% (1 Month LIBOR + 2.25%), due 9/19/26		1,474,367	1,330,616

16	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Broadcasting & Entertainment 0.5%
Nielsen Finance LLC Term Loan B4 2.864% (1 Month LIBOR + 2.00%), due 10/4/23	$3,846,050	$3,701,823

Buildings & Real Estate 0.5%
Realogy Group LLC 2018 Term Loan B 3.243% (1 Month LIBOR + 2.25%), due 2/8/25	3,959,746	3,292,362

Containers, Packaging & Glass 0.5%
BWAY Holding Co. 2017 Term Loan B 4.561% (3 Month LIBOR + 3.25%), due 4/3/24	4,631,189	3,963,525

Diversified/Conglomerate Service 0.5%
Change Healthcare Holdings, Inc. 2017 Term Loan B 3.50% (1 Month LIBOR + 2.50%), due 3/1/24	4,095,736	3,942,145

Ecological 0.7%
Advanced Disposal Services, Inc. Term Loan B3 3.00% (1 Week LIBOR + 2.25%), due 11/10/23	5,446,478	5,374,993

Finance 0.5%
Alliant Holdings Intermediate, LLC 2018 Term Loan B 3.154% (1 Month LIBOR + 2.75%), due 5/9/25	3,661,367	3,414,225

Healthcare, Education & Childcare 0.4%
Syneos Health, Inc. 2018 Term Loan B 2.154% (1 Month LIBOR + 1.75%), due 8/1/24	3,169,825	3,058,881

Personal & Nondurable Consumer Products 0.1%
Aramark Services, Inc. 2018 Term Loan B2 2.154% (1 Month LIBOR + 1.75%), due 3/28/24	1,102,946	1,040,629

	Principal Amount	Value
Personal & Nondurable Consumer Products (Manufacturing Only) 0.5%
Prestige Brands, Inc. Term Loan B4 2.404% (1 Month LIBOR + 2.00%), due 1/26/24	$3,644,515	$3,537,458

Personal, Food & Miscellaneous Services 0.2%
1011778 B.C. Unlimited Liability Co. Term Loan B4 2.154% (1 Month LIBOR + 1.75%), due 11/19/26	1,403,014	1,315,618

Telecommunications 1.5%
Level 3 Financing, Inc. 2019 Term Loan B 2.154% (1 Month LIBOR + 1.75%), due 3/1/27	2,698,623	2,579,433
SBA Senior Finance II LLC 2018 Term Loan B 2.16% (1 Month LIBOR + 1.75%), due 4/11/25	8,546,230	8,233,763

		10,813,196

Total Loan Assignments (Cost $47,491,291)		44,785,471

Mortgage-Backed Securities 18.0%
Agency (Collateralized Mortgage Obligations) 4.5%
Federal Home Loan Mortgage Corporation
REMIC, Series 4908, Class BD 3.00%, due 4/25/49	2,490,000	2,649,993
REMIC, Series 4926, Class BP 3.00%, due 10/25/49	5,395,000	5,757,432
REMIC Series 4888, Class BA 3.50%, due 9/15/48	2,028,684	2,104,166
REMIC, Series 4924, Class NS 5.236% (1 Month LIBOR + 6.05%), due 10/25/49 (b)	6,641,821	1,006,007
REMIC, Series 4957, Class SB 5.236% (1 Month LIBOR + 6.05%), due 11/25/49 (b)	5,507,551	904,947
Federal National Mortgage Association
REMIC, Series 2019-25, Class PA 3.00%, due 5/25/48	2,421,193	2,567,473
REMIC, Series 2019-39, Class LA 3.00%, due 2/25/49	3,017,704	3,220,525
REMIC, Series 2019-74, Class BA 3.50%, due 12/25/59	3,637,919	3,928,378
REMIC, Series 2020-10, Class DA 3.50%, due 3/25/60	3,079,013	3,327,809

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
Government National Mortgage Association
Series 2014-91, Class MA 3.00%, due 1/16/40	$2,458,282	$2,666,969
Series 2019-29, Class CB 3.00%, due 10/20/48	2,214,941	2,314,690
Series 2019-43, Class PL 3.00%, due 4/20/49	2,370,758	2,492,293

		32,940,682

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 9.5%
Bank
Series 2019-BN21, Class A5 2.851%, due 10/17/52	3,480,000	3,643,589
Series 2019-BN19, Class A2 2.926%, due 8/15/61	3,695,000	3,897,984
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.717% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	16,103	14,068
Benchmark Mortgage Trust Series 2019-B12, Class A5 3.116%, due 8/15/52	3,917,216	4,211,767
BX Commercial Mortgage Trust (a)
Series 2019-0C11, Class B 3.605%, due 12/9/41	955,000	925,240
Series 2019-0C11, Class C 3.856%, due 12/9/41	2,670,000	2,441,346
Series 2019-0C11, Class D 4.076%, due 12/9/41 (h)	630,000	540,014
Bx Trust Series 2018-GW, Class A 1.614% (1 Month LIBOR + 0.80%), due 5/15/35 (b)	1,495,000	1,348,781
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, due 8/15/48	2,076,000	2,210,900
FREMF Mortgage Trust (a)(i)
Series 2013-K30, Class B 3.668%, due 6/25/45	3,975,000	4,091,545
Series 2015-K721, Class B 3.681%, due 11/25/47	2,075,000	2,097,949
Series 2013-K35, Class B 4.073%, due 12/25/46	2,360,000	2,476,856
GS Mortgage Securities Trust
Series 2019-BOCA, Class A 2.014% (1 Month LIBOR + 1.20%), due 6/15/38 (a)(b)	4,585,000	4,228,681
Series 2019-GC42, Class A4 3.001%, due 9/1/52	1,365,000	1,444,253
Series 2019-GC40, Class A4 3.16%, due 7/10/52	2,560,000	2,740,288

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GS Mortgage Securities Trust (continued)
Series 2017-GS7, Class A4 3.43%, due 8/10/50	$2,720,000	$2,947,939
Hawaii Hotel Trust Series 2019-MAUI, Class A 1.964% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	2,160,000	2,000,254
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)	2,490,000	2,617,760
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-AON, Class A 4.128%, due 7/5/31 (a)	3,370,000	3,488,284
Series 2013-C16, Class A4 4.166%, due 12/15/46	2,795,000	2,965,698
JPMBB Commercial Mortgage Securities Trust Series 2014-C26, Class A3 3.231%, due 1/15/48	1,940,777	2,027,224
Morgan Stanley Bank of America Merrill Lynch Trust Series-2015-C23, Class A3 3.451%, due 7/15/50	1,290,000	1,364,700
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (a)	4,825,000	4,788,061
Wells Fargo Commercial Mortgage Trust
Series 2019-C53, Class A4 3.04%, due 10/15/52	3,000,000	3,189,127
Series 2018-1745, Class A 3.874%, due 6/15/36 (a)(i)	2,900,000	3,054,597
Series 2018-AUS, Class A 4.194%, due 8/17/36 (a)(i)	4,310,000	4,480,297

		69,237,202

Residential Mortgage (Collateralized Mortgage Obligation) 0.1%
JP Morgan Mortgage Trust Series 2019-1, Class A3 4.00%, due 5/25/49 (a)(h)	829,794	860,145

Whole Loan (Collateralized Mortgage Obligations) 3.9%
Chase Home Lending Mortgage Trust (a)(h)
Series 2019-ATR2, Class A3 3.50%, due 7/25/49	843,225	850,512
Series 2019-ATR1, Class A4 4.00%, due 4/25/49	1,426,230	1,439,187
Fannie Mae Connecticut Avenue Securities (b)
Series 2017-C02, Class 2M2 4.137% (1 Month LIBOR + 3.65%), due 9/25/29	1,007,197	951,545

18	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Fannie Mae Connecticut Avenue Securities (b) (continued)
Series 2016-C04, Class 1M2 4.737% (1 Month LIBOR + 4.25%), due 1/25/29	$2,000,899	$1,965,082
Series 2016-C06, Class 1M2 4.737% (1 Month LIBOR + 4.25%), due 4/25/29	2,876,452	2,808,558
Series 2016-C07, Class 2M2 4.837% (1 Month LIBOR + 4.35%), due 5/25/29	1,387,319	1,359,849
Series 2016-C05, Class 2M2 4.937% (1 Month LIBOR + 4.45%), due 1/25/29	4,170,066	4,092,920
Series 2016-C05, Class 2M2B 4.937% (1 Month LIBOR + 4.45%), due 1/25/29	2,915,000	2,751,137
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes (b)
Series 2016-DNA4, Class M3 4.287% (1 Month LIBOR + 3.80%), due 3/25/29	1,550,000	1,497,907
Series 2016-HQA3, Class M3 4.797% (1 Month LIBOR + 3.85%), due 3/25/29	4,820,000	4,753,454
Series 2016-HQA1, Class M3 7.297% (1 Month LIBOR + 6.35%), due 9/25/28	2,126,989	2,148,370
Galton Funding Mortgage Trust Series 2018-2, Class A51 4.50%, due 10/25/58 (a)(h)	1,570,000	1,609,762
Impac Secured Assets Corp. Series 2006-5, Class 2A 0.687% (1 Month LIBOR + 0.20%), due 12/25/36 (b)	164,928	144,647
Sequoia Mortgage Trust (a)(h)
Series 2017-1, Class A4 3.50%, due 2/25/47	603,246	612,024
Series 2018-7, Class B3 4.226%, due 9/25/48	1,440,337	1,380,942

		28,365,896

Total Mortgage-Backed Securities (Cost $130,113,726)		131,403,925

Municipal Bonds 0.5%
California 0.4%
Regents of the University of California Medical Center Pooled, Revenue Bonds 3.006%, due 5/15/50	2,760,000	2,687,136

	Principal Amount	Value
New York 0.1%
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	$645,000	$634,202

Total Municipal Bonds (Cost $3,405,000)		3,321,338

U.S. Government & Federal Agencies 2.7%
United States Treasury Notes 0.2%
0.125%, due 4/30/22	545,000	544,298
0.25%, due 4/30/25	110,000	110,159
1.50%, due 2/15/30	580,000	628,167

		1,282,624

United States Treasury Inflation—Indexed Bond 0.6% (j)
0.125%, due 1/15/30	4,438,532	4,695,001

United States Treasury Inflation—Indexed Note 1.9% (j)
0.875%, due 1/15/29	12,287,198	13,678,058

Total U.S. Government & Federal Agencies (Cost $18,266,105)		19,655,683

Total Long-Term Bonds (Cost $733,013,283)		723,337,840

	Shares
Common Stocks 0.0%‡
Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	14	52

Media 0.0%‡
ION Media Networks, Inc. (k)(l)(m)(n)(o)	22	8,298

Tobacco 0.0%‡
Turning Point Brands, Inc.	6,802	158,487

Total Common Stocks (Cost $0)		166,837

Short-Term Investments 3.2%
Affiliated Investment Company 1.4%
MainStay U.S. Government Liquidity Fund, 0.01% (p)	10,136,015	10,136,015

Unaffiliated Investment Company 1.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.19% (p)(q)	12,874,950	12,874,950

Total Short-Term Investments (Cost $23,010,965)		23,010,965

Total Investments, Before Investments Sold Short (Cost $756,024,248)	102.4%	746,515,642

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Investments Sold Short (1.1%) Corporate Bonds Sold Short (1.1%)
Health Care—Services (0.4%)
Davita, Inc. 5.00%, due 5/1/25	$(2,940,000)	$(2,984,100)

Mining (0.7%)
FMG Resources (August 2006) Pty, Ltd. 5.125%, due 5/15/24 (a)	(5,000,000)	(5,073,500)

Total Investments Sold Short (Proceeds $7,992,518)		(8,057,600)

Total Investments, Net of Investments Sold Short (Cost $748,031,730)	101.3%	738,458,042
Other Assets, Less Liabilities	(1.3)	(9,466,588)
Net Assets	100.0%	$728,991,454

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2020.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2020.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $12,700,905. The Fund received cash collateral with a value of $12,874,950 (See Note 2(O)).

(f)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(N)).

(g)	Step coupon—Rate shown was the rate in effect as of April 30, 2020.

(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2020.

(i)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2020.

(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)

Illiquid security—As of April 30, 2020, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $8,298, which represented less than one-tenth of a percent of the Fund’s net assets.

(m)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2020, the total market value of fair valued security was $8,298, which represented less than one-tenth of a percent of the Fund’s net assets.

(n)	Restricted security. (See Note 5)

(o)	Non-income producing security.

(p)	Current yield as of April 30, 2020.

(q)	Represents a security purchased with cash collateral received for securities on loan.

Foreign Currency Forward Contracts

As of April 30, 2020, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	6,391,000	USD	6,930,949	JPMorgan Chase Bank N.A.	5/4/20	$72,626
GBP	9,055,000	USD	11,218,007	JPMorgan Chase Bank N.A.	5/4/20	186,764
USD	7,034,072	EUR	6,391,000	JPMorgan Chase Bank N.A.	5/4/20	30,496
USD	11,787,986	GBP	9,055,000	JPMorgan Chase Bank N.A.	5/4/20	383,216
Total unrealized appreciation						673,102
USD	6,186,708	EUR	5,701,000	JPMorgan Chase Bank N.A.	8/3/20	(72,486)
USD	10,501,279	GBP	8,455,000	JPMorgan Chase Bank N.A.	8/3/20	(151,646)
Total unrealized depreciation						(224,132)
Net unrealized appreciation						$448,970

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

20	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Futures Contracts

As of April 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Short Contracts

2-Year United States Treasury Note	(138)	June 2020	$(30,411,536)	$(30,419,297)	$(7,761)
5-Year United States Treasury Note	(251)	June 2020	(31,465,619)	(31,496,578)	(30,959)
10-Year United States Treasury Note	(349)	June 2020	(47,957,465)	(48,532,812)	(575,347)
10-Year United States Treasury Ultra Note	(380)	June 2020	(56,162,637)	(59,671,875)	(3,509,238)
United States Treasury Long Bond	(63)	June 2020	(11,218,520)	(11,404,968)	(186,448)
United States Treasury Ultra Bond	(80)	June 2020	(17,376,948)	(17,982,500)	(605,552)

Total Short Contracts					(4,915,305)

Net Unrealized Depreciation					$(4,915,305)

1.	As of April 30, 2020, cash in the amount of $4,097,060 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2020.

Swap Contracts

As of April 30, 2020, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)

$40,000,000	USD	3/16/2023	Fixed 2.793%	3-Month USD-LIBOR	Quarterly	$—	$(2,844,920)	$(2,844,920)
41,000,000	USD	3/29/2023	Fixed 2.762%	3-Month USD-LIBOR	Quarterly	—	(2,868,652)	(2,868,652)
						$—	$(5,713,572)	$(5,713,572)

The following abbreviations are used in the preceding pages:

EUAM—European Union Advisory Mission

EUR—Euro

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

USD—United States Dollar

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$36,861,228	$—	$36,861,228
Convertible Bonds	—	4,489,635	—	4,489,635
Corporate Bonds	—	470,271,863	—	470,271,863
Foreign Bonds	—	604,002	—	604,002
Foreign Government Bonds	—	11,944,695	—	11,944,695
Loan Assignments	—	44,785,471	—	44,785,471
Mortgage-Backed Securities	—	131,403,925	—	131,403,925
Municipal Bonds	—	3,321,338	—	3,321,338
U.S. Government & Federal Agencies	—	19,655,683	—	19,655,683

Total Long-Term Bonds	—	723,337,840	—	723,337,840

Common Stocks (b)	158,539	—	8,298	166,837
Short-Term Investments
Affiliated Investment Company	10,136,015	—	—	10,136,015
Unaffiliated Investment Company	12,874,950	—	—	12,874,950

Total Short-Term Investments	23,010,965	—	—	23,010,965

Total Investments in Securities	23,169,504	723,337,840	8,298	746,515,642

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	673,102	—	673,102

Total Other Financial Instruments	—	673,102	—	673,102

Total Investments in Securities and Other Financial Instruments	$23,169,504	$724,010,942	$8,298	$747,188,744

Liability Valuation Inputs
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	—	(8,057,600)	—	(8,057,600)

Total Long-Term Bonds Sold Short	—	(8,057,600)	—	(8,057,600)

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	(224,132)	—	(224,132)
Futures Contracts (c)	(4,915,305)	—	—	(4,915,305)
Interest Rate Swap Contracts (c)	—	(5,713,572)	—	(5,713,572)

Total Other Financial Instruments	(4,915,305)	(5,937,704)	—	(10,853,009)

Total Investments in Securities Sold Short and Other Financial Instruments	$(4,915,305)	$(13,995,304)	$—	$(18,910,609)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $8,298 is held in Media within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $745,888,233) including securities on loan of $12,700,905	$736,379,627
Investment in affiliated investment company, at value (identified cost $10,136,015)	10,136,015
Cash collateral on deposit at broker for futures contracts	4,097,060
Cash collateral on deposit at broker for swap contracts	1,263,147
Cash denominated in foreign currencies (identified cost $909,719)	882,231
Due from custodian	26,609
Receivables:
Dividends and interest	5,975,663
Fund shares sold	3,269,905
Investment securities sold	182,825
Variation margin on centrally cleared swap contracts	31,492
Securities lending	2,418
Unrealized appreciation on foreign currency forward contracts	673,102
Other assets	99,197

Total assets	763,019,291

Liabilities
Investments sold short (proceeds $7,992,518)	8,057,600
Cash collateral received for securities on loan	12,874,950
Payables:
Investment securities purchased	8,544,353
Fund shares redeemed	2,867,336
Manager (See Note 3)	368,073
Transfer agent (See Note 3)	297,126
Interest on investments sold short	191,660
Broker fees and charges on short sales	150,400
NYLIFE Distributors (See Note 3)	106,326
Shareholder communication	82,598
Professional fees	45,392
Variation margin on futures contracts	27,562
Custodian	4,906
Trustees	2,395
Accrued expenses	17,477
Unrealized depreciation on foreign currency forward contracts	224,132
Dividend payable	165,551

Total liabilities	34,027,837

Net assets	$728,991,454

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$878,356
Additional paid-in capital	960,541,389

961,419,745
Total distributable earnings (loss)	(232,428,291)

Net assets	$728,991,454

Class A
Net assets applicable to outstanding shares	$167,681,394

Shares of beneficial interest outstanding	20,205,446

Net asset value per share outstanding	$8.30
Maximum sales charge (4.50% of offering price)	0.39

Maximum offering price per share outstanding	$8.69

Investor Class
Net assets applicable to outstanding shares	$17,892,525

Shares of beneficial interest outstanding	2,137,959

Net asset value per share outstanding	$8.37
Maximum sales charge (4.50% of offering price)	0.39

Maximum offering price per share outstanding	$8.76

Class B
Net assets applicable to outstanding shares	$6,399,393

Shares of beneficial interest outstanding	775,190

Net asset value and offering price per share outstanding	$8.26

Class C
Net assets applicable to outstanding shares	$75,130,952

Shares of beneficial interest outstanding	9,108,193

Net asset value and offering price per share outstanding	$8.25

Class I
Net assets applicable to outstanding shares	$444,654,077

Shares of beneficial interest outstanding	53,532,448

Net asset value and offering price per share outstanding	$8.31

Class R2
Net assets applicable to outstanding shares	$6,695,264

Shares of beneficial interest outstanding	807,229

Net asset value and offering price per share outstanding	$8.29

Class R3
Net assets applicable to outstanding shares	$238,430

Shares of beneficial interest outstanding	28,727

Net asset value and offering price per share outstanding	$8.30

Class R6
Net assets applicable to outstanding shares	$10,299,419

Shares of beneficial interest outstanding	1,240,416

Net asset value and offering price per share outstanding	$8.30

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$16,052,588
Dividends-affiliated	202,937
Securities lending	16,992
Dividends-unaffiliated	650
Other	24

Total income	16,273,191

Expenses
Manager (See Note 3)	2,600,464
Transfer agent (See Note 3)	864,242
Distribution/Service—Class A (See Note 3)	231,960
Distribution/Service—Investor Class (See Note 3)	23,484
Distribution/Service—Class B (See Note 3)	36,205
Distribution/Service—Class C (See Note 3)	417,548
Distribution/Service—Class R2 (See Note 3)	8,990
Distribution/Service—Class R3 (See Note 3)	570
Interest on investments sold short	470,004
Broker fees and charges on short sales	263,645
Registration	86,009
Shareholder communication	66,534
Professional fees	63,728
Custodian	27,333
Trustees	11,798
Shareholder service (See Note 3)	3,710
Miscellaneous	27,138

Total expenses	5,203,362

Net investment income (loss)	11,069,829

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	8,989,059
Investments sold short	(1,253,055)
Futures transactions	(12,273,349)
Swap transactions	(285,197)
Foreign currency forward transactions	(196,603)
Foreign currency transactions	(83,658)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(5,102,803)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(33,607,813)
Investments sold short	875,232
Futures contracts	(6,729,961)
Swap contracts	(2,324,055)
Foreign currency forward contracts	752,057
Translation of other assets and liabilities in foreign currencies	(69,777)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currencies	(41,104,317)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(46,207,120)

Net increase (decrease) in net assets resulting from operations	$(35,137,291)

24	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,069,829	$28,754,267
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(5,102,803)	(28,186,885)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currencies	(41,104,317)	39,981,208

Net increase (decrease) in net assets resulting from operations	(35,137,291)	40,548,590

Distributions to shareholders:
Class A	(2,312,387)	(5,918,444)
Investor Class	(230,981)	(567,935)
Class B	(62,551)	(194,065)
Class C	(723,321)	(2,298,974)
Class I	(7,616,719)	(20,315,490)
Class R2	(86,525)	(190,167)
Class R3	(2,512)	(4,980)
Class R6	(194,363)	(1,364,064)

Total distributions to shareholders	(11,229,359)	(30,854,119)

Capital share transactions:
Net proceeds from sale of shares	133,582,810	243,248,062
Net asset value of shares issued to shareholders in reinvestment of distributions	10,230,292	28,366,577
Cost of shares redeemed	(320,520,327)	(486,086,847)

Increase (decrease) in net assets derived from capital share transactions	(176,707,225)	(214,472,208)

Net increase (decrease) in net assets	(223,073,875)	(204,777,737)

Net Assets

Beginning of period	952,065,329	1,156,843,066

End of period	$728,991,454	$952,065,329

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$8.74		$8.65		$8.90	$8.81	$8.72	$9.27

Net investment income (loss) (a)	0.10		0.23		0.24	0.25	0.35	0.36

Net realized and unrealized gain (loss) on investments	(0.43)		0.11		(0.23)	0.15	0.08	(0.63)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	0.01	(0.00)‡	(0.02)	0.02

Total from investment operations	(0.33)		0.34		0.02	0.40	0.41	(0.25)

Less distributions:

From net investment income	(0.11)		(0.25)		(0.27)	(0.31)	(0.32)	(0.30)

Return of capital	—		—		(0.00)‡	(0.00)‡	—	—

Total distributions	(0.11)		(0.25)		(0.27)	(0.31)	(0.32)	(0.30)

Net asset value at end of period	$8.30		$8.74		$8.65	$8.90	$8.81	$8.72

Total investment return (b)	(3.83%)		3.99%		0.25%	4.65%	4.94%	(2.70%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.44	% ††	2.66%		2.69%	2.79%	4.04%	4.01%

Net expenses (c)(d)	1.27	% ††	1.27%		1.25%	1.13%	1.16%	1.01%

Portfolio turnover rate	34	% (e)	50	% (e)	22%	41%	15%	22%

Net assets at end of period (in 000’s)	$167,681		$197,686		$220,618	$302,192	$412,834	$584,184

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2020*††	1.10%	0.17%
October 31, 2019	1.07%	0.20%
October 31, 2018	1.03%	0.22%
October 31, 2017	1.01%	0.12%
October 31, 2016	1.00%	0.16%
October 31, 2015	0.96%	0.05%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 31% and 44% for the six months ended April 30, 2020 and for the year ended October 31, 2019.

26	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$8.81		$8.72		$8.97	$8.88	$8.78	$9.33

Net investment income (loss) (a)	0.10		0.23		0.24	0.24	0.35	0.36

Net realized and unrealized gain (loss) on investments	(0.43)		0.11		(0.23)	0.16	0.10	(0.63)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	0.01	(0.00)‡	(0.03)	0.02

Total from investment operations	(0.33)		0.34		0.02	0.40	0.42	(0.25)

Less distributions:

From net investment income	(0.11)		(0.25)		(0.27)	(0.31)	(0.32)	(0.30)

Return of capital	—		—		(0.00)‡	(0.00)‡	—	—

Total distributions	(0.11)		(0.25)		(0.27)	(0.31)	(0.32)	(0.30)

Net asset value at end of period	$8.37		$8.81		$8.72	$8.97	$8.88	$8.78

Total investment return (b)	(3.82%)		3.93%		0.23%	4.59%	5.00%	(2.70%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.41	% ††	2.63%		2.68%	2.74%	4.01%	3.99%

Net expenses (c)(d)	1.30	% ††	1.29%		1.27%	1.15%	1.18%	1.03%

Portfolio turnover rate	34	% (e)	50	% (e)	22%	41%	15%	22%

Net assets at end of period (in 000’s)	$17,893		$19,748		$20,451	$22,033	$31,851	$32,498

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2020*††	1.13%	0.17%
October 31, 2019	1.09%	0.20%
October 31, 2018	1.05%	0.22%
October 31, 2017	1.03%	0.12%
October 31, 2016	1.02%	0.16%
October 31, 2015	0.98%	0.05%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 31% and 44% for the six months ended April 30, 2020 and for the year ended October 31, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$8.70		$8.61		$8.86	$8.77	$8.68	$9.23

Net investment income (loss) (a)	0.07		0.16		0.17	0.18	0.28	0.29

Net realized and unrealized gain (loss) on investments	(0.44)		0.11		(0.23)	0.15	0.10	(0.62)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	0.01	(0.00)‡	(0.03)	0.02

Total from investment operations	(0.37)		0.27		(0.05)	0.33	0.35	(0.31)

Less distributions:

From net investment income	(0.07)		(0.18)		(0.20)	(0.24)	(0.26)	(0.24)

Return of capital	—		—		(0.00)‡	(0.00)‡	—	—

Total distributions	(0.07)		(0.18)		(0.20)	(0.24)	(0.26)	(0.24)

Net asset value at end of period	$8.26		$8.70		$8.61	$8.86	$8.77	$8.68

Total investment return (b)	(4.22%)		3.20%		(0.52%)	3.86%	4.16%	(3.45%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.65	% ††	1.90%		1.92%	2.00%	3.26%	3.24%

Net expenses (c)(d)	2.05	% ††	2.04%		2.02%	1.90%	1.93%	1.78%

Portfolio turnover rate	34	% (e)	50	% (e)	22%	41%	15%	22%

Net assets at end of period (in 000’s)	$6,399		$7,970		$11,015	$15,223	$18,313	$19,833

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2020*††	1.88%	0.17%
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%
October 31, 2017	1.78%	0.12%
October 31, 2016	1.77%	0.16%
October 31, 2015	1.73%	0.05%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 31% and 44% for the six months ended April 30, 2020 and for the year ended October 31, 2019.

28	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$8.69		$8.60		$8.85	$8.76	$8.67	$9.22

Net investment income (loss) (a)	0.07		0.16		0.17	0.18	0.28	0.29

Net realized and unrealized gain (loss) on investments	(0.44)		0.11		(0.23)	0.15	0.10	(0.62)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	0.01	(0.00)‡	(0.03)	0.02

Total from investment operations	(0.37)		0.27		(0.05)	0.33	0.35	(0.31)

Less distributions:

From net investment income	(0.07)		(0.18)		(0.20)	(0.24)	(0.26)	(0.24)

Return of capital	—		—		(0.00)‡	(0.00)‡	—	—

Total distributions	(0.07)		(0.18)		(0.20)	(0.24)	(0.26)	(0.24)

Net asset value at end of period	$8.25		$8.69		$8.60	$8.85	$8.76	$8.67

Total investment return (b)	(4.23%)		3.21%		(0.52%)	3.86%	4.16%	(3.46%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.66	% ††	1.90%		1.92%	2.00%	3.27%	3.24%

Net expenses (c)(d)	2.05	% ††	2.04%		2.02%	1.90%	1.93%	1.78%

Portfolio turnover rate	34	% (e)	50	% (e)	22%	41%	15%	22%

Net assets at end of period (in 000’s)	$75,131		$91,598		$128,279	$167,595	$220,513	$315,183

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2020*††	1.88%	0.17%
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%
October 31, 2017	1.78%	0.12%
October 31, 2016	1.77%	0.16%
October 31, 2015	1.73%	0.05%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 31% and 44% for the six months ended April 30, 2020 and for the year ended October 31, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$8.75		$8.66		$8.91	$8.82	$8.72	$9.28

Net investment income (loss) (a)	0.11		0.25		0.26	0.26	0.37	0.38

Net realized and unrealized gain (loss) on investments	(0.43)		0.11		(0.23)	0.16	0.11	(0.63)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	0.01	(0.00)‡	(0.03)	0.02

Total from investment operations	(0.32)		0.36		0.04	0.42	0.45	(0.23)

Less distributions:

From net investment income	(0.12)		(0.27)		(0.29)	(0.33)	(0.35)	(0.33)

Return of capital	—		—		(0.00)‡	(0.00)‡	—	—

Total distributions	(0.12)		(0.27)		(0.29)	(0.33)	(0.35)	(0.33)

Net asset value at end of period	$8.31		$8.75		$8.66	$8.91	$8.82	$8.72

Total investment return (b)	(3.71%)		4.24%		0.51%	4.90%	5.32%	(2.56%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.68	% ††	2.91%		2.94%	2.99%	4.30%	4.25%

Net expenses (c)(d)	1.02	% ††	1.02%		1.00%	0.88%	0.91%	0.76%

Portfolio turnover rate	34	% (e)	50	% (e)	22%	41%	15%	22%

Net assets at end of period (in 000’s)	$444,654		$604,981		$717,129	$837,363	$735,359	$1,263,695

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2020*††	0.85%	0.17%
October 31, 2019	0.82%	0.20%
October 31, 2018	0.78%	0.22%
October 31, 2017	0.76%	0.12%
October 31, 2016	0.75%	0.16%
October 31, 2015	0.71%	0.05%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 31% and 44% for the six months ended April 30, 2020 and for the year ended October 31, 2019.

30	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R2	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$8.74		$8.65		$8.90	$8.81	$8.72	$9.27

Net investment income (loss) (a)	0.10		0.22		0.23	0.23	0.34	0.35

Net realized and unrealized gain (loss) on investments	(0.45)		0.11		(0.23)	0.16	0.10	(0.63)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	0.01	(0.00)‡	(0.03)	0.02

Total from investment operations	(0.35)		0.33		0.01	0.39	0.41	(0.26)

Less distributions:

From net investment income	(0.10)		(0.24)		(0.26)	(0.30)	(0.32)	(0.29)

Return of capital	—		—		(0.00)‡	(0.00)‡	—	—

Total distributions	(0.10)		(0.24)		(0.26)	(0.30)	(0.32)	(0.29)

Net asset value at end of period	$8.29		$8.74		$8.65	$8.90	$8.81	$8.72

Total investment return (b)	(4.00%)		3.89%		0.16%	4.54%	4.84%	(2.81%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.34	% ††	2.54%		2.67%	2.63%	3.97%	3.87%

Net expenses (c)(d)	1.37	% ††	1.37%		1.34%	1.23%	1.28%	1.11%

Portfolio turnover rate	34	% (e)	50	% (e)	22%	41%	15%	22%

Net assets at end of period (in 000’s)	$6,695		$7,232		$6,657	$773	$662	$112

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2020*††	1.20%	0.17%
October 31, 2019	1.17%	0.20%
October 31, 2018	1.14%	0.20%
October 31, 2017	1.11%	0.12%
October 31, 2016	1.12%	0.16%
October 31, 2015	1.06%	0.05%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 31% and 44% for the six months ended April 30, 2020 and for the year ended October 31, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				February 29, 2016^ through October 31,

Class R3	2020*		2019		2018	2017	2016

Net asset value at beginning of period	$8.74		$8.65		$8.90	$8.81	$8.20

Net investment income (loss) (a)	0.09		0.20		0.21	0.21	0.21

Net realized and unrealized gain (loss) on investments	(0.44)		0.11		(0.23)	0.16	0.86

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	0.01	(0.00)‡	(0.27)

Total from investment operations	(0.35)		0.31		(0.01)	0.37	0.80

Less distributions:

From net investment income	(0.09)		(0.22)		(0.24)	(0.28)	(0.19)

Return of capital	—		—		(0.00)‡	(0.00)‡	—

Total distributions	(0.09)		(0.22)		(0.24)	(0.28)	(0.19)

Net asset value at end of period	$8.30		$8.74		$8.65	$8.90	$8.81

Total investment return (b)	(4.00%)		3.63%		(0.09%)	4.28%	9.77%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.10	% ††	2.29%		2.36%	2.34%	3.32	% ††

Net expenses (c)(d)	1.62	% ††	1.62%		1.60%	1.48%	1.50	% ††

Portfolio turnover rate	34	% (e)	50	% (e)	22%	41%	15%

Net assets at end of period (in 000’s)	$238		$218		$190	$114	$32

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2020*††	1.46%	0.17%
October 31, 2019	1.42%	0.20%
October 31, 2018	1.38%	0.22%
October 31, 2017	1.36%	0.12%
October 31, 2016	1.34%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 31% and 44% for the six months ended April 30, 2020 and for the year ended October 31, 2019.

32	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2020*		Year ended October 31, 2019		February 28, 2018^ through October 31, 2018

Net asset value at beginning of period	$8.75		$8.66		$8.83

Net investment income (loss) (a)	0.12		0.27		0.19

Net realized and unrealized gain (loss) on investments	(0.44)		0.11		(0.15)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	0.01

Total from investment operations	(0.32)		0.38		0.05

Less distributions:

From net investment income	(0.13)		(0.29)		(0.22)

Return of capital	—		—		(0.00	)‡

Total distributions	(0.13)		(0.29)		(0.22)

Net asset value at end of period	$8.30		$8.75		$8.66

Total investment return (b)	(3.73%)		4.43%		0.54%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.86	% ††	3.13%		3.18	% ††

Net expenses (c)(d)	0.83	% ††	0.84%		0.85	% ††

Portfolio turnover rate	34	% (e)	50	% (e)	22%

Net assets at end of period (in 000’s)	$10,299		$22,632		$52,504

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2020*††	0.66%	0.17%
October 31, 2019	0.64%	0.20%
October 31, 2018	0.62%	0.23%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 31% and 44% for the six months ended April 30, 2020 and for the year ended October 31, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and notes relate to the MainStay MacKay Unconstrained Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016. Class R6 shares were registered for sale effective February 28, 2017. Class R6 shares commenced operations on February 28, 2018.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor

Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

34	MainStay MacKay Unconstrained Bond Fund

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

35

Notes to Financial Statements (Unaudited) (continued)

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2020, no foreign equity securities held by the Fund were fair valued in such a manner.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown

36	MainStay MacKay Unconstrained Bond Fund

in the Portfolio of Investments, was determined as of April 30, 2020, and can change at any time. Illiquid investments as of April 30, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

37

Notes to Financial Statements (Unaudited) (continued)

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of April 30, 2020, are shown in the Portfolio of Investments.

(J)  Loan Assignments, Participations and Commitments.   The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2020, the Fund did not hold any unfunded commitments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are

38	MainStay MacKay Unconstrained Bond Fund

privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of April 30, 2020, all swap positions are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation. As of April 30, 2020, open swap agreements are shown in the Portfolio of Investments.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in

39

Notes to Financial Statements (Unaudited) (continued)

exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of April 30, 2020, are shown in the Portfolio of Investments.

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Securities Sold Short.  During the six-month period ended April 30, 2020, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $12,700,905 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $12,874,950.

(P)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price

40	MainStay MacKay Unconstrained Bond Fund

for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(Q)  Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities — because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(R)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(S)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of

41

Notes to Financial Statements (Unaudited) (continued)

hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(T)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk		Total

Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$673,102	$		$673,102

Total Fair Value		$673,102		$—	$673,102

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	$—	$(4,915,305)	$(4,915,305)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	(5,713,572)	(5,713,572)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(224,132)	—	(224,132)

Total Fair Value		$(224,132)	$(10,628,877)	$(10,853,009)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

42	MainStay MacKay Unconstrained Bond Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(12,273,349)	$(12,273,349)
Swap Contracts	Net realized gain (loss) on swap transactions	—	(285,197)	(285,197)
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	(196,603)	—	(196,603)

Total Realized Gain (Loss)		$(196,603)	$(12,558,546)	$(12,755,149)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(6,729,961)	$(6,729,961)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	(2,324,055)	(2,324,055)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	752,057	—	752,057

Total Change in Unrealized Appreciation (Depreciation)		$752,057	$(9,054,016)	$(8,301,959)

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long (a)	$—	$96,535,152	$96,535,152
Futures Contracts Short	$—	$(244,064,465)	$(244,064,465)
Swap Contracts Long	$—	$81,000,000	$81,000,000
Forward Contracts Long (b)	$11,609,237	$—	$11,609,237
Forward Contracts Short	$(22,223,967)	$—	$(22,223,967)

(a)	Positions were open five months during the reporting period.

(b)	Positions were open three months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2020, the effective management fee rate was 0.59%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and

43

Notes to Financial Statements (Unaudited) (continued)

expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $2,600,464 and paid the Subadvisor in the amount of $1,271,613.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R2	$3,596
Class R3	114

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $9,859 and $2,706, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2020, of $448, $2,557 and $1,654, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waiver
Class A	$181,936	$—
Investor Class	21,383	—
Class B	8,228	—
Class C	94,957	—
Class I	550,162	—
Class R2	7,070	—
Class R3	225	—
Class R6	281	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

44	MainStay MacKay Unconstrained Bond Fund

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$51,822	$282,261	$(323,947)	$—	$—	$10,136	$203	$—	10,136

(G)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$28,388	11.9%
Class R6	25,203	0.2

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$748,554,655	$19,426,781	$(29,523,394)	$(10,096,613)

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $206,233,668 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$32,091	$174,142

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$30,854,119

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

As of April 30, 2020, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Shares	Cost	4/30/20 Value	Percent of Net Assets

ION Media Networks, Inc.
Common Stock	3/11/14	22	$—	$8,298	0.0	%‡
Total		22	$—	$8,298

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

45

Notes to Financial Statements (Unaudited) (continued)

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of U.S. government securities were $68,204 and $117,611, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $195,050 and $317,869, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	1,474,369	$12,641,107
Shares issued to shareholders in reinvestment of distributions	254,733	2,181,509
Shares redeemed	(4,211,122)	(36,028,535)

Net increase (decrease) in shares outstanding before conversion	(2,482,020)	(21,205,919)
Shares converted into Class A (See Note 1)	106,033	905,125
Shares converted from Class A (See Note 1)	(34,843)	(297,680)

Net increase (decrease)	(2,410,830)	$(20,598,474)

Year ended October 31, 2019:
Shares sold	3,923,370	$34,022,695
Shares issued to shareholders in reinvestment of distributions	648,525	5,604,208
Shares redeemed	(7,651,832)	(66,214,975)

Net increase (decrease) in shares outstanding before conversion	(3,079,937)	(26,588,072)
Shares converted into Class A (See Note 1)	322,178	2,786,179
Shares converted from Class A (See Note 1)	(128,869)	(1,117,966)

Net increase (decrease)	(2,886,628)	$(24,919,859)

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	89,799	$776,017
Shares issued to shareholders in reinvestment of distributions	26,209	226,076
Shares redeemed	(172,159)	(1,474,553)

Net increase (decrease) in shares outstanding before conversion	(56,151)	(472,460)
Shares converted into Investor Class (See Note 1)	40,977	353,676
Shares converted from Investor Class (See Note 1)	(87,307)	(750,300)

Net increase (decrease)	(102,481)	$(869,084)

Year ended October 31, 2019:
Shares sold	415,571	$3,647,957
Shares issued to shareholders in reinvestment of distributions	63,631	554,684
Shares redeemed	(546,532)	(4,791,206)

Net increase (decrease) in shares outstanding before conversion	(67,330)	(588,565)
Shares converted into Investor Class (See Note 1)	178,617	1,558,761
Shares converted from Investor Class (See Note 1)	(215,720)	(1,882,993)

Net increase (decrease)	(104,433)	$(912,797)

Class B	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	8,622	$73,412
Shares issued to shareholders in reinvestment of distributions	6,147	52,355
Shares redeemed	(123,531)	(1,050,794)

Net increase (decrease) in shares outstanding before conversion	(108,762)	(925,027)
Shares converted from Class B (See Note 1)	(32,629)	(278,866)

Net increase (decrease)	(141,391)	$(1,203,893)

Year ended October 31, 2019:
Shares sold	104,200	$905,650
Shares issued to shareholders in reinvestment of distributions	18,886	162,262
Shares redeemed	(416,600)	(3,591,602)

Net increase (decrease) in shares outstanding before conversion	(293,514)	(2,523,690)
Shares converted from Class B (See Note 1)	(69,649)	(598,047)

Net increase (decrease)	(363,163)	$(3,121,737)

46	MainStay MacKay Unconstrained Bond Fund

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	328,820	$2,816,878
Shares issued to shareholders in reinvestment of distributions	75,363	640,945
Shares redeemed	(1,820,656)	(15,513,142)

Net increase (decrease) in shares outstanding before conversion	(1,416,473)	(12,055,319)
Shares converted from Class C (See Note 1)	(17,490)	(150,282)

Net increase (decrease)	(1,433,963)	$(12,205,601)

Year ended October 31, 2019:
Shares sold	594,342	$5,094,058
Shares issued to shareholders in reinvestment of distributions	236,574	2,030,445
Shares redeemed	(5,070,579)	(43,589,224)

Net increase (decrease) in shares outstanding before conversion	(4,239,663)	(36,464,721)
Shares converted from Class C (See Note 1)	(134,378)	(1,153,207)

Net increase (decrease)	(4,374,041)	$(37,617,928)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	13,612,854	$116,261,338
Shares issued to shareholders in reinvestment of distributions	797,072	6,846,540
Shares redeemed	(30,052,625)	(253,236,126)

Net increase in shares outstanding before conversion	(15,642,699)	(130,128,248)
Shares converted into Class I (See Note 1)	25,322	218,327

Net increase (decrease)	(15,617,377)	$(129,909,921)

Year ended October 31, 2019:
Shares sold	22,646,970	$196,115,570
Shares issued to shareholders in reinvestment of distributions	2,133,464	18,457,022
Shares redeemed	(38,501,534)	(333,217,757)

Net increase (decrease) in shares outstanding before conversion	(13,721,100)	(118,645,165)
Shares converted into Class I (See Note 1)	46,998	407,273

Net increase (decrease)	(13,674,102)	$(118,237,892)

Class R2	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	72,182	$631,217
Shares issued to shareholders in reinvestment of distributions	10,118	86,525
Shares redeemed	(102,910)	(845,358)

Net increase (decrease)	(20,610)	$(127,616)

Year ended October 31, 2019:
Shares sold	132,894	$1,151,880
Shares issued to shareholders in reinvestment of distributions	22,001	190,167
Shares redeemed	(97,010)	(839,676)

Net increase (decrease)	57,885	$502,371

Class R3	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	3,596	$31,613
Shares issued to shareholders in reinvestment of distributions	232	1,979
Shares redeemed	(3)	(22)

Net increase (decrease)	3,825	$33,570

Year ended October 31, 2019:
Shares sold	3,394	$29,402
Shares issued to shareholders in reinvestment of distributions	431	3,725
Shares redeemed	(931)	(8,016)

Net increase (decrease)	2,894	$25,111

Class R6	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	41,143	$351,228
Shares issued to shareholders in reinvestment of distributions	22,616	194,363
Shares redeemed	(1,410,533)	(12,371,797)

Net increase (decrease)	(1,346,774)	$(11,826,206)

Year ended October 31, 2019:
Shares sold	262,885	$2,280,850
Shares issued to shareholders in reinvestment of distributions	157,868	1,364,064
Shares redeemed	(3,896,936)	(33,834,391)

Net increase (decrease)	(3,476,183)	$(30,189,477)

Note 11–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

47

Notes to Financial Statements (Unaudited) (continued)

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

48	MainStay MacKay Unconstrained Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Unconstrained Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

49

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

50	MainStay MacKay Unconstrained Bond Fund

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that

New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds

51

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

52	MainStay MacKay Unconstrained Bond Fund

Discussion of the Operation and Effectiveness of the Fund’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of The MainStay Funds (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

53

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

54	MainStay MacKay Unconstrained Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1738547 MS086-20	MSUB10-06/20 (NYLIM) NL217

MainStay MAP Equity Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/9/1999	–15.88 –10.98%	–12.42 –7.32%	3.83 5.01%	7.92 8.53%	1.11 1.11%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–16.01 –11.13	–12.66 –7.57	3.61 4.79	7.70 8.31	1.38 1.38
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/9/1999	–15.53 –11.48	–12.47 –8.27	3.76 4.01	7.51 7.51	2.13 2.13
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/9/1999	–12.26 –11.45	–9.08 –8.24	4.01 4.01	7.51 7.51	2.13 2.13
Class I Shares	No Sales Charge		1/21/1971	–10.88	–7.10	5.27	8.80	0.86
Class R1 Shares	No Sales Charge		1/2/2004	–10.91	–7.17	5.18	8.69	0.96
Class R2 Shares	No Sales Charge		1/2/2004	–11.03	–7.41	4.90	8.42	1.21
Class R3 Shares	No Sales Charge		4/28/2006	–11.16	–7.66	4.65	8.15	1.46

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, if any, please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 3000® Index[4]	–4.33%	–1.04%	8.33%	11.29%
S&P 500® Index[5]	–3.16	0.86	9.12	11.69
Morningstar Large Blend Category Average[6]	–5.93	–2.85	6.81	9.96

4.

The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$890.20	$5.17	$1,019.39	$5.52	1.10%

Investor Class Shares	$1,000.00	$888.70	$6.57	$1,017.90	$7.02	1.40%

Class B Shares	$1,000.00	$885.20	$10.08	$1,014.17	$10.77	2.15%

Class C Shares	$1,000.00	$885.50	$10.08	$1,014.17	$10.77	2.15%

Class I Shares	$1,000.00	$891.20	$4.00	$1,020.64	$4.27	0.85%

Class R1 Shares	$1,000.00	$890.90	$4.47	$1,020.14	$4.77	0.95%

Class R2 Shares	$1,000.00	$889.70	$5.64	$1,018.90	$6.02	1.20%

Class R3 Shares	$1,000.00	$888.40	$6.81	$1,017.65	$7.27	1.45%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2020 (Unaudited)

Software	9.8%

Interactive Media & Services	8.7

Technology Hardware, Storage & Peripherals	6.7

Media	6.4

Banks	5.1

IT Services	4.4

Entertainment	3.6

Health Care Providers & Services	3.5

Specialty Retail	3.5

Aerospace & Defense	3.4

Capital Markets	3.3

Health Care Equipment & Supplies	3.3

Insurance	3.3

Pharmaceuticals	3.2

Road & Rail	2.8

Semiconductors & Semiconductor Equipment	2.8

Oil, Gas & Consumable Fuels	2.2

Life Sciences Tools & Services	1.7

Food & Staples Retailing	1.5

Beverages	1.4

Diversified Telecommunication Services	1.3

Hotels, Restaurants & Leisure	1.2

Internet & Direct Marketing Retail	1.2

Chemicals	1.1

Consumer Finance	1.1%

Diversified Financial Services	1.1

Food Products	1.1

Multiline Retail	1.1

Electrical Equipment	1.0

Biotechnology	0.8

Industrial Conglomerates	0.8

Building Products	0.6

Communications Equipment	0.5

Construction & Engineering	0.5

Electronic Equipment, Instruments & Components	0.5

Machinery	0.5

Thrifts & Mortgage Finance	0.5

Tobacco	0.5

Household Durables	0.4

Air Freight & Logistics	0.3

Construction Materials	0.3

Household Products	0.3

Professional Services	0.3

Real Estate Management & Development	0.3

Energy Equipment & Services	0.1

Short-Term Investment	2.1

Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Alphabet, Inc.

4.	PayPal Holdings, Inc.

5.	Facebook, Inc.
6.	Liberty Media Corp-Liberty SiriusXM

7.	Bank of America Corp.

8.	Raytheon Technologies Corp.

9.	Union Pacific Corp.

10.	Walt Disney Co.

8	MainStay MAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Christopher Mullarkey and James Mulvey of Markston International LLC (“Markston”), a Subadvisor to the Fund; and portfolio managers William W. Priest, CFA, Michael A. Welhoelter, CFA, David N. Pearl and Justin Howell of Epoch Investment Partners, Inc. (“Epoch”), a Subadvisor to the Fund.

How did MainStay MAP Equity Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MAP Equity Fund returned –10.88%, underperforming the –4.33% return of the Fund’s primary benchmark, the Russell 3000® Index, and the –3.16% return of the S&P 500® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares underperformed the –5.93% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Markston

During the reporting period, the Markston portion of the Fund underperformed the Russell 3000® Index as the COVID-19 pandemic spread globally in the beginning of 2020. The pandemic caused the U.S. unemployment rate to approach Depression-era levels, as much of the global economy shut down amid shelter-in-place orders. The sudden and unprecedented drop in supply and demand exposed a lack of liquidity within the repo (repurchase agreement) market. In turn, the congestion in the debt markets quickly led to a steep correction in U.S. equity markets. The Markston portion of the Fund’s overweight position in the financials sector and its investment in aircraft maker Boeing contributed to the underperformance relative to the Russell 3000® Index. (Contributions take weightings and total returns into account.) Specifically, a sharp decline in interest rates, lower lending activity and broad economic weakness hurt the earnings power of financial services companies. In addition, Boeing underperformed due to the ongoing 737 MAX grounding, combined with record low levels of air travel as the COVID-19 pandemic took hold.

Epoch

During the reporting period, the Epoch portion of the Fund underperformed the Russell 3000® Index primarily due to security selection in the consumer discretionary, industrials and real estate sectors.

During the reporting period, were there any market events that materially impacted the equity portion of the Fund’s performance or liquidity?

Markston

The pandemic caused the U.S. unemployment rate to approach Depression-era levels as much of the global economy shut down amid shelter-in-place orders. The sudden and unprecedented drop in supply and demand exposed a lack of liquidity within the Repo (repurchase agreement) market. In turn, the congestion in the debt markets quickly led to a steep correction in U.S. equity markets.

Epoch

Absolute returns were primarily impacted by the broad decline in global equities markets brought on by the COVID-19 outbreak becoming a global pandemic. Stocks tumbled swiftly into a bear market, with some markets reporting their worst quarter in decades as governments voluntarily shut down their economies to slow the spread of the coronavirus. The Fund’s liquidity was not impacted. Exposure to certain economically sensitive stocks did influence relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Markston

The strongest positive sector contribution to relative performance in the Markston portion of the Fund came from the information technology sector. Lack of exposure to the real estate and utilities sectors also contributed positively to returns relative to the benchmark.

Notable detractors from relative performance included investments in the industrials, financials and health care sectors.

Epoch

In the Epoch portion of the Fund, the energy, health care and utilities sectors generated the strongest positive contributions to relative performance during the reporting period, while the consumer discretionary, industrials and information technology sectors detracted most significantly.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston

The stocks that made the strongest positive contributions to absolute performance in the Markston portion of the Fund included software giant Microsoft, consumer technology company Apple and financial technology company PayPal.

Microsoft reported better than expected earnings results with strong growth in cloud computing, as well as the company’s Office applications and LinkedIn professional network. While we believe that technology spending will likely face headwinds due

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

to COVID-19, Microsoft’s Azure cloud platform is seeing accelerating growth as companies work remotely and more broadly use offsite asset-light technology. We believe the cloud business is still in its early growth phase and margins are expanding quickly. At the same time, the more mature parts of Microsoft’s business continue to generate meaningful free cash flow that is being returned to shareholders through buybacks and dividends while also being reinvested into the company’s growth businesses.

Apple sells consumer products such as smartphones, tablets, computers and watches, as well as offering services to its user base. During the fourth quarter of 2019, non-phone sales were significantly higher, driven by services and wearables. Services growth accelerated with strength across the App Store, AppleCare, music, cloud services, and the search ad business. Wearables gained ground on growth in Apple Watch, AirPods, and Beats. Apple’s ability to upsell its customer base is evidence that consumers are willing to have a deeper relationship with the company in order to enhance the utility of their hardware. During the reporting period, Apple increased its paid subscription target for services from 500 million to 600 million for the year. We expect growth of the company’s services areas to outpace that of its products divisions going forward as smartphone sales continue to mature. We also expect the shift to services to help boost margins while supporting Apple’s growing valuation.

PayPal, which facilitates online and offline commerce, reported growth in new active accounts and transaction volume. With more people staying home and conducting purchases online, growth accelerated in April 2020 despite cross-border headwinds from a lack of global travel, supporting the idea that the firm is seeing positive network effects. As people venture beyond Amazon.com commerce sites, they often look for PayPal’s backing to be confident in e-commerce. It is our belief that research shows that customers are more likely to buy something online if PayPal backs the purchase. Accordingly, we believe PayPal is well-positioned for the accelerating move to e-commerce despite a weak economy.

Holdings that detracted most from absolute performance in the Markston portion of the Fund included shares in aircraft manufacturer and defense contractor Boeing, commercial aerospace and defense company Raytheon Technologies and property & casualty and life insurance company American International Group.

Boeing underperformed due to the ongoing 737 MAX grounding on safety concerns compounded by the COVID-19 pandemic-related halt to most global air travel. While we expect that Boeing will see less demand from air carriers for some time, when the recovery comes there will likely be a need for new aircraft. Markston continues to hold and monitor its position in

Boeing as the company and its new management team have to re-earn trust after a number of mistakes.

Raytheon Technologies formed from an April 2020 merger of United Technologies’ aerospace business with defense-contractor Raytheon. The merger combined United Technologies’ leadership positions in aerospace systems and jet engines with Raytheon’s strong standing in missile systems and defense electronics. The combined firm underperformed due to its exposure to the commercial aviation industry, which is facing an unprecedented drop in air-travel demand. In response, the company took immediate actions to reduce costs by $2 billion, and is undertaking $4 billion of longer-term initiatives to boost cash, including reductions in capital and discretionary spending. Moreover, legacy Raytheon’s consistently strong cash flows and strong balance sheet, should enable Raytheon Technologies to ride out the COVID-19 crisis. The defense side of the firm, which is responsible for more than half of all sales, should see minimal impact from the pandemic, as it has little exposure to macroeconomic conditions, but instead is leveraged to the relative stability of domestic and foreign defense budgets. We continue to hold the Fund’s position in Raytheon Technologies shares.

American International Group was hurt along with other property & casualty insurers by the prospect of a sharp rise in payouts driven by COVID-19 pandemic-related claims. This challenge came at a time when insurers’ investments were under pressure from a low interest-rate-environment. The macroeconomic backdrop of near-zero interest rates further pressured insurers due to the negative impact that low rates were having on legacy books of business. Although issues are likely to continue in the near term, American International has built strong franchises in select life and retirement markets, and the company’s new leadership team has made significant strides in improving the company’s property & casualty franchise by imposing greater pricing discipline, tightening risk limits and expanding reinsurance coverage. We believe these material underwriting actions should reduce underwriting volatility and improve the company’s loss exposure. With the share price as of April 30, 2020 at 40% of our estimate of tangible book value, we remain positive on potential for ROE (return on equity) expansion and margin improvement, and open to adding opportunistically to the Fund’s position.

Epoch

Systems software developer Microsoft made the strongest positive contribution to absolute performance in the Epoch portion of the Fund, with shares driven higher by rising revenues and net income. Much of the growth came from Microsoft’s Azure cloud computing business, which scored a high-profile win from the U.S. Department of Defense for the Joint Enterprise Defense Infrastructure (“JEDI”) cloud contract, worth up to $10 billion

10	MainStay MAP Equity Fund

over a decade. Additionally, rival Salesforce said it would tap Azure to run its marketing cloud service. We believe Microsoft is successfully transitioning its customers to the cloud and is also moving to more of a recurring revenue model with Office 365. In our opinion, the cloud computing opportunity is vast and the company is investing appropriately to capture their fair share of this growth.

Health care plan provider Centene, another positive contributor to the Fund’s absolute performance, reported rising revenues and increasing managed care membership. The company primarily focuses on uninsured individuals, helping them access care facilities and social services through government- subsidized programs. Centene generates a higher ROE than its peers through efficient program management and greater business diversification. State government outsourcing initiatives provide the company with strong long-term growth prospects.

One of the most prominent detractors from the Fund’s absolute performance was real estate investment trust (“REIT”) Ventas. The company, one of the largest owners and operators of nursing homes and assisted living facilities, saw shares come under pressure due to a temporary, construction-related increase in supply in its senior housing business. With the advent of the COVID-19 pandemic, investors grew concerned that senior housing could prove vulnerable to the elevated mortality rates associated with that high-risk demographic group, possibly leading to a net decline in occupancy. As supply dynamics may not improve in 2020, we opted to sell the Fund’s position.

Aircraft maker Boeing’s stock initially came under pressure due to the grounding of the company’s 737 MAX aircraft, and more recently in response to concern that a decline in air travel resulting from the COVID-19 pandemic could lead to increased cancellations of new plane orders. However, we view Boeing as a very attractive long-term holding and believe it is likely to outperform the market once investors can see an end to the COVID-19 economic slowdown and a return to normalcy. We believe Boeing has sufficient cash to weather the current slowdown, and expect government stimulus support to bolster this major exporter in a strategic industry. In the meantime, Boeing can access sufficient cash to continue producing new airplanes with full staffing for months, and could cut costs considerably if needed by slowing or shutting production and reducing payrolls. Prior to the COVID-19 pandemic, air travel was a secular growth business driving new and replacement sales. We believe it is likely to be a growth business again, with Boeing well positioned for a rapid return to profitability.

What were some of the Fund’s largest purchases and sales during the reporting period?

Markston

The largest purchase in the Markston portion of the Fund during the reporting period was a new position in Booking Holdings, a leading online travel company that operates the popular Booking.com website. The travel industry’s pandemic-induced sell-off allowed the Fund to invest in the company at a substantial discount to our estimate of intrinsic value. Although the travel industry experienced an unprecedented drop in demand, we believe Booking Holdings is the best positioned company in the space to weather the crisis due to its dominant position in the European lodging market. This crucial market has roughly 75% of its hotels run as independents. Since these hotels lack their own marketing teams, they rely more heavily on online travel agencies to fill rooms than branded chains like Marriott and Hilton. These independents are willing to pay relatively high commission rates. Booking Holdings maintains the best balance sheet of leading travel companies, and can be solvent with virtually no revenue well into 2021. We believe the company is well positioned to benefit as travel gradually returns.

The Markston portion of the Fund also increased its position in diversified conglomerate Berkshire Hathaway and multi-line insurer American International Group amid the pandemic-related macroeconomic uncertainty. In the former case, we believed Berkshire Hathaway shares were selling at a significant discount to our calculation of intrinsic value. In the latter case, we judged American International Group shares to be selling at a discount to our estimate of tangible book value.

The largest sales by the Markston portion of the Fund were shares of Apple, Celgene, and Allergan. We slightly reduced the Fund’s Apple position in order to meet redemptions and also to manage risk as the stock is the largest holding in the Markston portion of the Fund. Drug developer Celgene was acquired by Bristol Meyers in a transaction for which shareholders received mostly cash. Allergan was sold during the reporting period as arbitrage spread2 on the stock narrowed and we identified more attractive opportunities.

Epoch

During the reporting period, the largest purchases in the Epoch portion of the Fund were in shares of software developer Aspen Technology and discount retail chain Dollar General.

Aspen Technology is a leading global supplier of software solutions that optimize asset design, operations and maintenance in complex industrial environments. The company’s aspenONE software platform helps improve process-oriented plant efficiency, thereby lowering capital intensity, increasing working

2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

11

capital efficiency and improving margins. The company is also expanding with predictive maintenance software designed to reduce customers’ unplanned downtime and increase operating rates. We view Aspen as a very well-run business with industry-leading margins and a disciplined spending and capital return process. While the downturn in the energy market is pressuring capital spending at major customers, Aspen continues to grow its business due to the critical nature of its software. Aspen contracts are typically 5-6 years in length with provisions for annual price escalations and little leeway for customers to downsize until contract end. Annual attrition is among the best in the software industry. In our opinion, the level and sustainability of the company’s forward cash generation is undervalued.

Dollar General operates a chain of over 13,000 discount retail stores, located primarily in the southern, southwestern, midwestern and eastern United States. The expansive size of a typical store offers consumers the ability to easily get in and out for both stock-up and fill-in purchases. The company is also well positioned to go into smaller markets, locating stores closer to where consumers live. We see significant growth opportunities for the company in new stores, as well as improved same-store productivity. We also believe that Dollar General has a sizable opportunity to increase margins through additional direct sourcing, a higher mix of discretionary items and a greater mix of private label, reduced shrink and lower transportation costs.

During the reporting period, the Epoch portion of the Fund sold its position in media company Discovery after the company withdrew its fiscal year 2020 guidance in response to the postponement of the 2020 Summer Olympics, to which Discovery held the European broadcasting rights. Due to the level of uncertainty surrounding the company’s near-term outlook, we opted to sell the position.

Another major sale involved holdings in materials and chemicals maker DuPont de Nemours after the company reported fourth quarter 2019 results that came in below analyst expectations. According to the company, higher prices across most segments were more than offset by lower volumes as DuPont faced declining demand in many of its end markets, including China. This led to a companywide decline in sales and profits year-

over-year. Importantly, management also indicated that it expected 2020 profits to remain flat despite continuing cost reductions and higher prices. Our view had been that portfolio optimization and a return to growth in 2020 would be important catalysts for the stock. In light of management’s recent announcement we no longer hold this view, leading us to sell the position.

How did the Fund’s sector weightings change during the reporting period?

Markston

During the reporting period, the most significant sector weighting increases in the Markston portion of the Fund were in information technology, followed by cash and consumer discretionary. Over the same period, the Markston portion of the Fund decreased its sector exposure to industrials, financials and health care.

Epoch

The Epoch portion of the Fund increased its sector weighting to health care and, to a lesser degree, consumer staples during the reporting period. Decreased sector allocations included industrials and financials.

How was the Fund positioned at the end of the reporting period?

Markston

As of April 30, 2020, the Markston portion of the Fund held its most overweight exposure relative to the Russell 3000® Index in shares of Apple; Alphabet, the parent company of Internet advertising leader Google; and PayPal. As of the same date, the Markston portion of the Fund held no exposure to the real estate or utilities sectors, and no exposure to online retailer Amazon.com, all of which represent significant benchmark weights.

Epoch

As of April 30, 2020, the largest overweight sector position relative to the Russell 3000® Index in the Epoch portion of the Fund was in health care, while the smallest benchmark-relative positions were in information technology and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay MAP Equity Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 98.0%†
Aerospace & Defense 3.4%
Boeing Co.	104,123	$14,683,424
Raytheon Technologies Corp.	248,580	16,110,470

		30,793,894

Air Freight & Logistics 0.3%
XPO Logistics, Inc. (a)	41,181	2,748,420

Banks 5.1%
Bank of America Corp.	795,561	19,133,242
Bank OZK	175,631	3,972,773
Citigroup, Inc.	90,005	4,370,643
JPMorgan Chase & Co.	103,815	9,941,324
U.S. Bancorp	104,163	3,801,950
Wells Fargo & Co.	171,140	4,971,617

		46,191,549

Beverages 1.4%
Coca-Cola Co.	52,977	2,431,115
PepsiCo., Inc.	74,600	9,868,834

		12,299,949

Biotechnology 0.8%
AbbVie, Inc.	93,613	7,694,989

Building Products 0.6%
Carrier Global Corp. (a)	57,127	1,011,719
Trane Technologies PLC	47,377	4,141,698

		5,153,417

Capital Markets 3.3%
Bank of New York Mellon Corp.	67,951	2,550,881
Goldman Sachs Group, Inc.	39,677	7,277,555
KKR & Co., Inc., Class A	172,468	4,347,918
Morgan Stanley	266,867	10,522,566
State Street Corp.	91,350	5,758,704

		30,457,624

Chemicals 1.1%
Corteva, Inc. (a)	59,516	1,558,724
Dow, Inc. (a)	56,901	2,087,698
DuPont de Nemours, Inc.	57,601	2,708,399
Linde PLC	22,087	4,063,787

		10,418,608

Communications Equipment 0.5%
Arista Networks, Inc. (a)	21,132	4,634,248

Construction & Engineering 0.5%
Jacobs Engineering Group, Inc.	55,307	4,576,654

Construction Materials 0.3%
Martin Marietta Materials, Inc.	13,621	2,591,123

	Shares	Value
Consumer Finance 1.1%
American Express Co.	96,385	$8,795,131
Discover Financial Services	38,235	1,642,958

		10,438,089

Diversified Financial Services 1.1%
Berkshire Hathaway, Inc., Class B (a)	36,903	6,914,146
Equitable Holdings, Inc.	188,080	3,445,626

		10,359,772

Diversified Telecommunication Services 1.3%
AT&T, Inc.	328,003	9,994,251
GCI Liberty, Inc., Class A (a)	22,788	1,386,194

		11,380,445

Electrical Equipment 1.0%
AMETEK, Inc.	51,347	4,306,473
Rockwell Automation, Inc.	26,645	5,048,695

		9,355,168

Electronic Equipment, Instruments & Components 0.5%
TE Connectivity, Ltd.	63,800	4,686,748

Energy Equipment & Services 0.1%
Schlumberger, Ltd.	63,000	1,059,660

Entertainment 3.6%
Electronic Arts, Inc. (a)	52,266	5,971,913
Liberty Media Corp-Liberty Formula One, Class C (a)	56,700	1,825,173
Lions Gate Entertainment Corp., Class B (a)	48,788	325,904
Madison Square Garden Co. (a)	39,078	6,694,843
Madison Square Garden Entertainment Corp. (a)	39,078	3,231,751
Walt Disney Co.	140,088	15,150,517

		33,200,101

Food & Staples Retailing 1.5%
Performance Food Group Co. (a)	106,027	3,111,892
Walgreens Boots Alliance, Inc.	112,788	4,882,593
Walmart, Inc.	48,442	5,888,125

		13,882,610

Food Products 1.1%
McCormick & Co., Inc.	23,749	3,724,793
Mondelez International, Inc., Class A	56,707	2,917,008
Post Holdings, Inc. (a)	38,522	3,538,246

		10,180,047

Health Care Equipment & Supplies 3.3%
Abbott Laboratories	51,000	4,696,590
Boston Scientific Corp. (a)	123,234	4,618,810
Danaher Corp.	43,543	7,117,539
Medtronic PLC	139,300	13,599,859

		30,032,798

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 3.5%
Centene Corp. (a)	111,196	$7,403,430
CVS Health Corp.	238,052	14,652,100
UnitedHealth Group, Inc.	32,132	9,397,646

		31,453,176

Hotels, Restaurants & Leisure 1.2%
Marriott International, Inc., Class A	23,950	2,178,013
McDonald’s Corp.	25,130	4,713,383
Restaurant Brands International, Inc.	54,828	2,703,020
Vail Resorts, Inc.	7,257	1,240,947

		10,835,363

Household Durables 0.4%
NVR, Inc. (a)	1,205	3,735,500

Household Products 0.3%
Procter & Gamble Co.	22,604	2,664,333

Industrial Conglomerates 0.8%
Honeywell International, Inc.	48,450	6,875,055

Insurance 3.3%
American International Group, Inc.	366,562	9,321,671
Chubb, Ltd.	33,070	3,571,891
MetLife, Inc.	160,735	5,799,319
Travelers Cos., Inc.	77,148	7,808,149
Willis Towers Watson PLC	19,809	3,531,747

		30,032,777

Interactive Media & Services 8.7%
Alphabet, Inc. (a)
Class A	9,678	13,033,363
Class C	29,626	39,955,401
Facebook, Inc., Class A (a)	115,322	23,607,566
Tencent Holdings, Ltd., ADR	57,100	3,004,602

		79,600,932

Internet & Direct Marketing Retail 1.2%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	11,985	2,429,000
Booking Holdings, Inc. (a)	2,477	3,667,372
eBay, Inc.	94,200	3,751,986
Qurate Retail, Inc., Series A (a)	39,213	315,861
Trip.com Group, Ltd., ADR (a)	41,412	1,066,773

		11,230,992

IT Services 4.4%
Automatic Data Processing, Inc.	27,900	4,092,651
PayPal Holdings, Inc. (a)	194,900	23,972,700
Visa, Inc., Class A	68,834	12,302,012

		40,367,363

	Shares	Value
Life Sciences Tools & Services 1.7%
Agilent Technologies, Inc.	77,363	$5,930,648
Charles River Laboratories International, Inc. (a)	32,315	4,675,011
Thermo Fisher Scientific, Inc.	15,136	5,065,716

		15,671,375

Machinery 0.5%
Caterpillar, Inc.	14,400	1,675,872
Middleby Corp. (a)	34,734	1,932,252
Otis Worldwide Corp. (a)	25,233	1,284,612

		4,892,736

Media 6.4%
Charter Communications, Inc., Class A (a)	11,456	5,673,355
Comcast Corp., Class A	335,902	12,639,992
Fox Corp., Class A	91,335	2,362,836
Liberty Broadband Corp. (a)
Class A	17,658	2,119,313
Class C	104,823	12,859,686
Liberty Media Corp-Liberty SiriusXM (a)
Class A	206,579	6,963,778
Class C	360,739	12,290,378
MSG Networks, Inc., Class A (a)	32,445	385,447
Nexstar Media Group, Inc., Class A	48,152	3,372,566

		58,667,351

Multiline Retail 1.1%
Dollar General Corp.	23,469	4,114,116
Dollar Tree, Inc. (a)	77,911	6,207,169

		10,321,285

Oil, Gas & Consumable Fuels 2.2%
ConocoPhillips	59,273	2,495,393
Enbridge, Inc.	123,800	3,798,184
EOG Resources, Inc.	15,420	732,604
Marathon Petroleum Corp.	134,116	4,302,441
Phillips 66	47,510	3,476,307
Texas Pacific Land Trust (b)	6,492	3,698,168
Williams Cos., Inc.	80,500	1,559,285

		20,062,382

Pharmaceuticals 3.2%
Bristol-Myers Squibb Co.	37,400	2,274,294
Johnson & Johnson	39,466	5,921,479
Merck & Co., Inc.	106,572	8,455,422
Pfizer, Inc.	321,144	12,319,084

		28,970,279

Professional Services 0.3%
Insperity, Inc.	47,377	2,260,357

Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	28,709	3,031,096

14	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Road & Rail 2.8%
CSX Corp.	97,616	$6,465,108
Norfolk Southern Corp.	22,638	3,873,362
Union Pacific Corp.	96,147	15,363,329

		25,701,799

Semiconductors & Semiconductor Equipment 2.8%
Applied Materials, Inc.	72,531	3,603,340
Broadcom, Inc.	28,846	7,835,151
Intel Corp.	33,229	1,993,075
Micron Technology, Inc. (a)	93,201	4,463,396
Texas Instruments, Inc.	15,800	1,833,906
Universal Display Corp.	37,244	5,591,069

		25,319,937

Software 9.8%
Aspen Technology, Inc. (a)	21,726	2,221,484
Dropbox, Inc., Class A (a)	195,394	4,107,182
Microsoft Corp.	400,670	71,804,071
Oracle Corp.	210,086	11,128,255

		89,260,992

Specialty Retail 3.5%
CarMax, Inc. (a)	46,248	3,406,165
Home Depot, Inc.	64,373	14,151,117
Lowe’s Cos., Inc.	90,800	9,511,300
TJX Cos., Inc.	93,749	4,598,388

		31,666,970

Technology Hardware, Storage & Peripherals 6.7%
Apple, Inc.	206,650	60,713,770

Thrifts & Mortgage Finance 0.5%
Axos Financial, Inc. (a)	179,556	4,138,766

Tobacco 0.5%
Philip Morris International, Inc.	57,979	4,325,233

Total Common Stocks (Cost $570,477,414)		893,935,732

	Number of Rights	Value
Rights 0.0%‡
Pharmaceuticals 0.0%‡
Bristol-Myers Squibb Co. (a)	37,400	$168,674

Total Rights (Cost $79,662)		168,674

	Shares
Short-Term Investments 2.1%
Affiliated Investment Company 2.0%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	18,338,474	18,338,474

Unaffiliated Investment Company 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.19% (c)(d)	1,081,850	1,081,850

Total Short-Term Investments (Cost $19,420,324)		19,420,324

Total Investments (Cost $589,977,400)	100.1%	913,524,730
Other Assets, Less Liabilities	(0.1)	(1,296,144)
Net Assets	100.0%	$912,228,586

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $1,078,347. The Fund received cash collateral with a value of $1,081,850 (See Note 2(J)).

(c)	Current yield as of April 30, 2020.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$893,935,732	$—	$—	$893,935,732
Rights	168,674	—	—	168,674
Short-Term Investments
Affiliated Investment Company	18,338,474	—	—	18,338,474
Unaffiliated Investment Company	1,081,850	—	—	1,081,850

Total Short-Term Investments	19,420,324	—	—	19,420,324

Total Investments in Securities	$913,524,730	$—	$—	$913,524,730

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

16	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $571,638,926) including securities on loan of $1,078,347	$895,186,256
Investment in affiliated investment company, at value (identified cost $18,338,474)	18,338,474
Cash	194,819
Receivables:
Dividends	814,493
Investment securities sold	178,137
Fund shares sold	60,900
Securities lending	865
Other assets	61,960

Total assets	914,835,904

Liabilities
Cash collateral received for securities on loan	1,081,850
Payables:
Fund shares redeemed	629,000
Manager (See Note 3)	535,946
Transfer agent (See Note 3)	135,467
NYLIFE Distributors (See Note 3)	108,629
Shareholder communication	58,629
Professional fees	41,541
Custodian	9,384
Trustees	1,952
Accrued expenses	4,351
Dividend payable	569

Total liabilities	2,607,318

Net assets	$912,228,586

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$260,754
Additional paid-in capital	601,598,121

601,858,875
Total distributable earnings (loss)	310,369,711

Net assets	$912,228,586

Class A
Net assets applicable to outstanding shares	$362,089,555

Shares of beneficial interest outstanding	10,472,443

Net asset value per share outstanding	$34.58
Maximum sales charge (5.50% of offering price)	2.01

Maximum offering price per share outstanding	$36.59

Investor Class
Net assets applicable to outstanding shares	$64,941,527

Shares of beneficial interest outstanding	1,879,545

Net asset value per share outstanding	$34.55
Maximum sales charge (5.50% of offering price)	2.01

Maximum offering price per share outstanding	$36.56

Class B
Net assets applicable to outstanding shares	$15,416,259

Shares of beneficial interest outstanding	515,560

Net asset value and offering price per share outstanding	$29.90

Class C
Net assets applicable to outstanding shares	$17,605,880

Shares of beneficial interest outstanding	588,658

Net asset value and offering price per share outstanding	$29.91

Class I
Net assets applicable to outstanding shares	$449,442,465

Shares of beneficial interest outstanding	12,540,330

Net asset value and offering price per share outstanding	$35.84

Class R1
Net assets applicable to outstanding shares	$31,957

Shares of beneficial interest outstanding	915

Net asset value and offering price per share outstanding (a)	$34.91

Class R2
Net assets applicable to outstanding shares	$632,433

Shares of beneficial interest outstanding	18,168

Net asset value and offering price per share outstanding	$34.81

Class R3
Net assets applicable to outstanding shares	$2,068,510

Shares of beneficial interest outstanding	59,731

Net asset value and offering price per share outstanding	$34.63

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$8,811,598
Dividends-affiliated	66,326
Securities lending	3,218
Other	27

Total income	8,881,169

Expenses
Manager (See Note 3)	3,810,355
Distribution/Service—Class A (See Note 3)	514,002
Distribution/Service—Investor Class (See Note 3)	92,146
Distribution/Service—Class B (See Note 3)	94,667
Distribution/Service—Class C (See Note 3)	104,524
Distribution/Service—Class R2 (See Note 3)	908
Distribution/Service—Class R3 (See Note 3)	5,586
Transfer agent (See Note 3)	415,102
Professional fees	62,446
Registration	61,363
Shareholder communication	41,472
Custodian	17,239
Trustees	12,642
Shareholder service (See Note 3)	1,498
Miscellaneous	28,721

Total expenses before waiver/reimbursement	5,262,671
Expense waiver/reimbursement from Manager (See Note 3)	(5,800)

Net expenses	5,256,871

Net investment income (loss)	3,624,298

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(12,200,693)
Foreign currency transactions	1,099

Net realized gain (loss) on investments and foreign currency transactions	(12,199,594)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(96,640,046)
Translation of other assets and liabilities in foreign currencies	678

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(96,639,368)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(108,838,962)

Net increase (decrease) in net assets resulting from operations	$(105,214,664)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $27,590.

18	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,624,298	$7,385,878
Net realized gain (loss) on investments and foreign currency transactions	(12,199,594)	94,810,173
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(96,639,368)	30,309,825

Net increase (decrease) in net assets resulting from operations	(105,214,664)	132,505,876

Distributions to shareholders:
Class A	(35,152,551)	(37,992,504)
Investor Class	(6,477,707)	(7,461,062)
Class B	(1,807,649)	(2,760,444)
Class C	(1,954,564)	(6,682,486)
Class I	(39,605,302)	(47,487,185)
Class R1	(2,963)	(3,004)
Class R2	(63,839)	(85,314)
Class R3	(184,909)	(183,995)

Total distributions to shareholders	(85,249,484)	(102,655,994)

Capital share transactions:
Net proceeds from sale of shares	43,227,297	206,925,503
Net asset value of shares issued to shareholders in reinvestment of distributions	83,179,267	100,091,433
Cost of shares redeemed	(67,367,060)	(334,234,347)

Increase (decrease) in net assets derived from capital share transactions	59,039,504	(27,217,411)

Net increase (decrease) in net assets	(131,424,644)	2,632,471

Net Assets
Beginning of period	1,043,653,230	1,041,020,759

End of period	$912,228,586	$1,043,653,230

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017		2016		2015

Net asset value at beginning of period	$42.24		$41.20	$43.76	$35.92		$43.32		$46.81

Net investment income (loss) (a)	0.13		0.26	0.23	0.21		0.33		0.38

Net realized and unrealized gain (loss) on investments	(4.28)		4.88	1.78	8.50		(0.63)		0.50

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.01	0.00	‡	(0.00	)‡	(0.00)‡

Total from investment operations	(4.15)		5.14	2.02	8.71		(0.30)		0.88

Less distributions:

From net investment income	(0.31)		(0.28)	(0.21)	(0.48)		(0.40)		(0.67)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total distributions	(3.51)		(4.10)	(4.58)	(0.87)		(7.10)		(4.37)

Net asset value at end of period	$34.58		$42.24	$41.20	$43.76		$35.92		$43.32

Total investment return (b)	(10.98%)		13.54%	4.88%	24.73%		(0.57%)		1.80%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.67	% ††	0.67%	0.57%	0.52%		0.92%		0.85%

Net expenses (c)	1.10	% ††	1.11%	1.10%	1.10	%(d)	1.09	% (d)	1.11%

Portfolio turnover rate	11%		20%	15%	15%		42%		51%

Net assets at end of period (in 000’s)	$362,090		$427,040	$384,637	$389,582		$285,431		$336,812

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017		2016		2015

Net asset value at beginning of period	$42.17		$41.15	$43.68	$35.85		$43.27		$46.77

Net investment income (loss) (a)	0.07		0.18	0.17	0.14		0.25		0.31

Net realized and unrealized gain (loss) on investments	(4.29)		4.86	1.78	8.49		(0.63)		0.50

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		0.00	(0.00)	0.00		(0.00)		(0.00)

Total from investment operations	(4.22)		5.04	1.95	8.63		(0.38)		0.81

Less distributions:

From net investment income	(0.20)		(0.20)	(0.11)	(0.41)		(0.34)		(0.61)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total distributions	(3.40)		(4.02)	(4.48)	(0.80)		(7.04)		(4.31)

Net asset value at end of period	$34.55		$42.17	$41.15	$43.68		$35.85		$43.27

Total investment return (b)	(11.13%)		13.27%	4.69%	24.50%		(0.79%)		1.63%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.38	% ††	0.46%	0.39%	0.36%		0.71%		0.71%

Net expenses (c)	1.40	% ††	1.33%	1.29%	1.29	%(d)	1.29	% (d)	1.25%

Expenses (before waiver/reimbursement) (c)	1.42	% ††	1.38%	1.31%	1.29%		1.29%		1.25%

Portfolio turnover rate	11%		20%	15%	15%		42%		51%

Net assets at end of period (in 000’s)	$64,942		$80,733	$76,844	$90,928		$139,775		$151,582

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018	2017		2016		2015

Net asset value at beginning of period	$36.88		$36.53	$39.43	$32.42		$39.74		$43.25

Net investment income (loss) (a)	(0.06)		(0.09)	(0.13)	(0.13)		(0.01)		(0.01)

Net realized and unrealized gain (loss) on investments	(3.72)		4.26	1.60	7.67		(0.60)		0.48

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		0.00	(0.00)	0.00		(0.00)		(0.00)

Total from investment operations	(3.78)		4.17	1.47	7.54		(0.61)		0.47

Less distributions:

From net investment income	—		—	—	(0.14)		(0.01)		(0.28)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total distributions	(3.20)		(3.82)	(4.37)	(0.53)		(6.71)		(3.98)

Net asset value at end of period	$29.90		$36.88	$36.53	$39.43		$32.42		$39.74

Total investment return (b)	(11.48%)		12.45%	3.91%	23.55%		(1.52%)		0.89%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.37	%)††	(0.27%)	(0.35%)	(0.37%)		(0.03%)		(0.03%)

Net expenses (c)	2.15	% ††	2.08%	2.04%	2.05	% (d)	2.04	% (d)	2.00%

Expenses (before waiver/reimbursement) (c)	2.16	% ††	2.13%	2.06%	2.05%		2.04%		2.00%

Portfolio turnover rate	11%		20%	15%	15%		42%		51%

Net assets at end of period (in 000’s)	$15,416		$21,088	$26,571	$35,841		$40,977		$54,423

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

22	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017		2016		2015

Net asset value at beginning of period	$36.88		$36.53	$39.43	$32.42		$39.73		$43.25

Net investment income (loss) (a)	(0.06)		(0.07)	(0.14)	(0.13)		(0.01)		(0.02)

Net realized and unrealized gain (loss) on investments	(3.71)		4.24	1.61	7.67		(0.59)		0.48

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		0.00	(0.00)	0.00		(0.00)		(0.00)

Total from investment operations	(3.77)		4.17	1.47	7.54		(0.60)		0.46

Less distributions:

From net investment income	—		—	—	(0.14)		(0.01)		(0.28)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total distributions	(3.20)		(3.82)	(4.37)	(0.53)		(6.71)		(3.98)

Net asset value at end of period	$29.91		$36.88	$36.53	$39.43		$32.42		$39.73

Total investment return (b)	(11.45%)		12.45%	3.91%	23.55%		(1.52%)		0.89%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.38	%)††	(0.22%)	(0.36%)	(0.37%)		(0.03%)		(0.04%)

Net expenses (c)	2.15	% ††	2.07%	2.04%	2.05	% (d)	2.04	% (d)	2.00%

Expenses (before waiver/reimbursement) (c)	2.16	% ††	2.12%	2.06%	2.05%		2.04%		2.00%

Portfolio turnover rate	11%		20%	15%	15%		42%		51%

Net assets at end of period (in 000’s)	$17,606		$22,933	$65,288	$79,665		$92,457		$125,642

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017		2016		2015

Net asset value at beginning of period	$43.71		$42.51	$45.00	$36.92		$44.35		$47.82

Net investment income (loss) (a)	0.18		0.38	0.36	0.34		0.43		0.50

Net realized and unrealized gain (loss) on investments	(4.44)		5.02	1.84	8.70		(0.65)		0.52

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		0.00	(0.00)	0.00		(0.00)		(0.00)

Total from investment operations	(4.26)		5.40	2.20	9.04		(0.22)		1.02

Less distributions:

From net investment income	(0.41)		(0.38)	(0.32)	(0.57)		(0.51)		(0.79)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total distributions	(3.61)		(4.20)	(4.69)	(0.96)		(7.21)		(4.49)

Net asset value at end of period	$35.84		$43.71	$42.51	$45.00		$36.92		$44.35

Total investment return (b)	(10.88%)		13.80%	5.17%	25.01%		(0.33%)		2.06%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.92	% ††	0.93%	0.83%	0.84%		1.17%		1.10%

Net expenses (c)	0.85	% ††	0.86%	0.85%	0.85	%(d)	0.84	% (d)	0.86%

Portfolio turnover rate	11%		20%	15%	15%		42%		51%

Net assets at end of period (in 000’s)	$449,442		$488,730	$484,839	$634,730		$807,694		$1,119,884

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

24	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R1	2020*		2019	2018	2017		2016		2015

Net asset value at beginning of period	$42.64		$41.53	$44.07	$36.16		$43.57		$47.05

Net investment income (loss) (a)	0.16		0.33	0.37	0.27		0.38		0.45

Net realized and unrealized gain (loss) on investments	(4.32)		4.91	1.73	8.56		(0.63)		0.50

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		0.00	(0.00)	0.00		(0.00)		(0.00)

Total from investment operations	(4.16)		5.24	2.10	8.83		(0.25)		0.95

Less distributions:

From net investment income	(0.37)		(0.31)	(0.27)	(0.53)		(0.46)		(0.73)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total distributions	(3.57)		(4.13)	(4.64)	(0.92)		(7.16)		(4.43)

Net asset value at end of period	$34.91		$42.64	$41.53	$44.07		$36.16		$43.57

Total investment return (b)	(10.91%)		13.71%	5.05%	24.92%		(0.43%)		1.94%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.83	% ††	0.83%	0.88%	0.67%		1.06%		1.02%

Net expenses (c)	0.95	% ††	0.96%	0.95%	0.95	%(d)	0.94	% (d)	0.96%

Portfolio turnover rate	11%		20%	15%	15%		42%		51%

Net assets at end of period (in 000’s)	$32		$35	$30	$3,208		$2,500		$3,607

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R2	2020*		2019	2018	2017		2016		2015

Net asset value at beginning of period	$42.48		$41.38	$43.93	$36.05		$43.44		$46.92

Net investment income (loss) (a)	0.11		0.23	0.21	0.20		0.29		0.34

Net realized and unrealized gain (loss) on investments	(4.31)		4.89	1.78	8.50		(0.63)		0.49

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		0.00	(0.00)	0.00		(0.00)		(0.00)

Total from investment operations	(4.20)		5.12	1.99	8.70		(0.34)		0.83

Less distributions:

From net investment income	(0.27)		(0.20)	(0.17)	(0.43)		(0.35)		(0.61)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total distributions	(3.47)		(4.02)	(4.54)	(0.82)		(7.05)		(4.31)

Net asset value at end of period	$34.81		$42.48	$41.38	$43.93		$36.05		$43.44

Total investment return (b)	(11.03%)		13.42%	4.77%	24.60%		(0.68%)		1.68%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.57	% ††	0.59%	0.50%	0.51%		0.80%		0.76%

Net expenses (c)	1.20	% ††	1.21%	1.20%	1.20	%(d)	1.20	% (d)	1.21%

Portfolio turnover rate	11%		20%	15%	15%		42%		51%

Net assets at end of period (in 000’s)	$632		$780	$881	$2,583		$3,528		$9,993

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

26	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R3	2020*		2019	2018	2017		2016		2015

Net asset value at beginning of period	$42.24		$41.15	$43.71	$35.87		$43.22		$46.68

Net investment income (loss) (a)	0.06		0.13	0.08	0.07		0.20		0.22

Net realized and unrealized gain (loss) on investments	(4.30)		4.87	1.79	8.50		(0.62)		0.51

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		0.00	(0.00)	0.00		(0.00)		(0.00)

Total from investment operations	(4.24)		5.00	1.87	8.57		(0.42)		0.73

Less distributions:

From net investment income	(0.17)		(0.09)	(0.06)	(0.34)		(0.23)		(0.49)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total distributions	(3.37)		(3.91)	(4.43)	(0.73)		(6.93)		(4.19)

Net asset value at end of period	$34.63		$42.24	$41.15	$43.71		$35.87		$43.22

Total investment return (b)	(11.16%)		13.14%	4.51%	24.29%		(0.91%)		1.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.32	% ††	0.32%	0.20%	0.17%		0.57%		0.51%

Net expenses (c)	1.45	% ††	1.46%	1.45%	1.45	%(d)	1.44	% (d)	1.46%

Portfolio turnover rate	11%		20%	15%	15%		42%		51%

Net assets at end of period (in 000’s)	$2,069		$2,314	$1,931	$1,004		$806		$1,062

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MAP Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in January 21, 1971 (under a former class designation) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2020, Class R6 shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via

28	MainStay MAP Equity Fund

teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain

29

Notes to Financial Statements (Unaudited) (continued)

thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

30	MainStay MAP Equity Fund

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2020, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $1,078,347 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,081,850.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual

31

Notes to Financial Statements (Unaudited) (continued)

risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Markston International LLC (“Markston” or a “Subadvisor”) and Epoch Investment Partners, Inc. (“Epoch” or a “Subadvisor”), each a registered investment adviser, serve as Subadvisors to the Fund and each manages a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisory Agreements”), New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to

$100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2020, the effective management fee rate was 0.76% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $3,810,355 and waived its fees and/or reimbursed certain class specific expenses in the amount of $5,800 and paid Markston and Epoch $1,368,958 and $695,615, respectively.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

32	MainStay MAP Equity Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$17
Class R2	363
Class R3	1,118

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $23,246 and $11,565, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2020, of $36, $3, $3,631 and $658, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company

LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$97,200	$—
Investor Class	132,885	(3,881)
Class B	34,014	(881)
Class C	37,621	(1,038)
Class I	112,674	—
Class R1	8	—
Class R2	171	—
Class R3	529	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$10,979	$87,748	$(80,389)	$—	$—	$18,338	$66	$—	18,338

(G)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$5,893,787	1.3%

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$594,581,468	$368,167,559	$(49,224,297)	$318,943,262

33

Notes to Financial Statements (Unaudited) (continued)

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$9,513,106
Long-Term Capital Gain	93,142,888
Total	$102,655,994

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $106,966 and $130,194, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	286,696	$10,863,178
Shares issued to shareholders in reinvestment of distributions	843,190	33,837,200
Shares redeemed	(982,815)	(36,926,150)

Net increase (decrease) in shares outstanding before conversion	147,071	7,774,228
Shares converted into Class A (See Note 1)	221,568	8,839,272
Shares converted from Class A (See Note 1)	(6,622)	(234,661)

Net increase (decrease)	362,017	$16,378,839

Year ended October 31, 2019:
Shares sold	2,193,042	$88,416,773
Shares issued to shareholders in reinvestment of distributions	959,941	36,592,967
Shares redeemed	(2,695,902)	(108,469,574)

Net increase (decrease) in shares outstanding before conversion	457,081	16,540,166
Shares converted into Class A (See Note 1)	381,380	15,059,585
Shares converted from Class A (See Note 1)	(63,849)	(2,494,726)

Net increase (decrease)	774,612	$29,105,025

Investor Class	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	61,019	$2,290,692
Shares issued to shareholders in reinvestment of distributions	160,931	6,462,976
Shares redeemed	(97,973)	(3,802,841)

Net increase (decrease) in shares outstanding before conversion	123,977	4,950,827
Shares converted into Investor Class (See Note 1)	27,644	1,011,281
Shares converted from Investor Class (See Note 1)	(186,435)	(7,543,792)

Net increase (decrease)	(34,814)	$(1,581,684)

Year ended October 31, 2019:
Shares sold	376,122	$15,510,818
Shares issued to shareholders in reinvestment of distributions	195,177	7,444,065
Shares redeemed	(487,973)	(19,883,494)

Net increase (decrease) in shares outstanding before conversion	83,326	3,071,389
Shares converted into Investor Class (See Note 1)	163,198	6,249,214
Shares converted from Investor Class (See Note 1)	(199,711)	(8,062,305)

Net increase (decrease)	46,813	$1,258,298

34	MainStay MAP Equity Fund

Class B	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	5,480	$171,169
Shares issued to shareholders in reinvestment of distributions	51,808	1,806,015
Shares redeemed	(53,635)	(1,710,870)

Net increase (decrease) in shares outstanding before conversion	3,653	266,314
Shares converted from Class B (See Note 1)	(59,969)	(1,936,320)

Net increase (decrease)	(56,316)	$(1,670,006)

Year ended October 31, 2019:
Shares sold	193,247	$7,064,260
Shares issued to shareholders in reinvestment of distributions	82,120	2,757,564
Shares redeemed	(306,929)	(10,953,996)

Net increase (decrease) in shares outstanding before conversion	(31,562)	(1,132,172)
Shares converted from Class B (See Note 1)	(123,914)	(4,171,710)

Net increase (decrease)	(155,476)	$(5,303,882)

Class C	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	33,369	$1,038,991
Shares issued to shareholders in reinvestment of distributions	52,580	1,833,460
Shares redeemed	(113,052)	(3,757,465)

Net increase (decrease) in shares outstanding before conversion	(27,103)	(885,014)
Shares converted from Class C (See Note 1)	(6,087)	(188,284)

Net increase (decrease)	(33,190)	$(1,073,298)

Year ended October 31, 2019:
Shares sold	136,922	$4,460,201
Shares issued to shareholders in reinvestment of distributions	192,648	6,467,171
Shares redeemed	(1,292,587)	(43,926,478)

Net increase (decrease) in shares outstanding before conversion	(963,017)	(32,999,106)
Shares converted from Class C (See Note 1)	(202,437)	(6,793,370)

Net increase (decrease)	(1,165,454)	$(39,792,476)

Class I	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	937,124	$28,693,907
Shares issued to shareholders in reinvestment of distributions	938,246	38,993,531
Shares redeemed	(517,706)	(20,934,036)

Net increase in shares outstanding before conversion	1,357,664	46,753,402
Shares converted into Class I (See Note 1)	1,177	52,504

Net increase (decrease)	1,358,841	$46,805,906

Year ended October 31, 2019:
Shares sold	2,323,482	$91,108,977
Shares issued to shareholders in reinvestment of distributions	1,183,116	46,567,457
Shares redeemed	(3,736,910)	(150,569,250)

Net increase (decrease) in shares outstanding before conversion	(230,312)	(12,892,816)
Shares converted into Class I (See Note 1)	5,272	213,312

Net increase (decrease)	(225,040)	$(12,679,504)

Class R1	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	14	$548
Shares issued to shareholders in reinvestment of distributions	73	2,963

Net increase (decrease)	87	$3,511

Year ended October 31, 2019:
Shares sold	32	$1,259
Shares issued to shareholders in reinvestment of distributions	78	3,004
Shares redeemed	(7)	(283)

Net increase (decrease)	103	$3,980

Class R2	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	1,085	$41,280
Shares issued to shareholders in reinvestment of distributions	1,445	58,398
Shares redeemed	(2,718)	(111,251)

Net increase (decrease)	(188)	$(11,573)

Year ended October 31, 2019:
Shares sold	3,044	$115,295
Shares issued to shareholders in reinvestment of distributions	1,962	75,316
Shares redeemed	(7,940)	(306,623)

Net increase (decrease)	(2,934)	$(116,012)

Class R3	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	3,505	$127,532
Shares issued to shareholders in reinvestment of distributions	4,589	184,724
Shares redeemed	(3,144)	(124,447)

Net increase (decrease)	4,950	$187,809

Year ended October 31, 2019:
Shares sold	6,211	$247,920
Shares issued to shareholders in reinvestment of distributions	4,809	183,889
Shares redeemed	(3,161)	(124,649)

Net increase (decrease)	7,859	$307,160

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

35

Notes to Financial Statements (Unaudited) (continued)

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

36	MainStay MAP Equity Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MAP Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Epoch Investment Partners, Inc. (“Epoch”) and Markston International LLC (“Markston”) with respect to the Fund (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments, Epoch and Markston in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, Epoch and/or Markston that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, Epoch and Markston in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments, Epoch and Markston personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, Epoch and Markston; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments, Epoch and Markston; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Epoch and Markston from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, Epoch and/or Markston. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, Epoch and Markston. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, Epoch and Markston resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders,

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments, Epoch and Markston

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Epoch and Markston, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and Markston and ongoing analysis of, and interactions with, Epoch and Markston with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s and Markston’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that Epoch and Markston provide to the Fund. The Board evaluated Epoch’s and Markston’s experience in serving as subadvisor to the Fund and advising other portfolios and Epoch’s and Markston’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and Markston, and New York Life Investments’, Epoch’s and Markston’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments, Epoch and Markston believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch and Markston. The Board reviewed Epoch’s and Markston’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment

38	MainStay MAP Equity Fund

performance attributable to Epoch and Markston as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Epoch or Markston had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Epoch and Markston

The Board considered information provided by New York Life Investments, Epoch and Markston with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch and Markston due to their relationships with the Fund. Although the Board did not receive specific profitability information from Markston, the Board considered that the subadvisory fee paid by New York Life Investments to Markston for services provided to the Fund was the result of arm’s-length negotiations by New York Life Investments. The Board also considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, Epoch and Markston and profits realized by New York Life Investments and its affiliates and Epoch and Markston, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board also considered the financial resources of New York Life Investments, Epoch and Markston and acknowledged that New York Life Investments, Epoch and Markston must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, Epoch and Markston to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by

New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments, Epoch and Markston and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Markston from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Markston in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between each of Epoch and Markston and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch and Markston, the Board considered that any profits realized by each of Epoch and Markston due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and each of Epoch and Markston, acknowledging that any such profits are based on the subadvisory fee paid to Epoch and Markston by New York Life Investments, not the Fund.

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch and Markston are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Epoch and Markston on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

40	MainStay MAP Equity Fund

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

41

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

42	MainStay MAP Equity Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1738973 MS086-20	MSMP10-06/20 (NYLIM) NL220

MainStay Money Market Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B2 shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares[4]	No Sales Charge	1/3/1995	0.45%	1.33%	0.77%	0.39%	0.56%
Investor Class Shares[4]	No Sales Charge	2/28/2008	0.34	1.10	0.62	0.32	0.88
Class B Shares[2,4]	No Sales Charge	5/1/1986	0.34	1.10	0.62	0.32	0.88
Class C Shares[4]	No Sales Charge	9/1/1998	0.34	1.10	0.62	0.32	0.88

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.

As of April 30, 2020, MainStay Money Market Fund had an effective 7-day yield of 0.18% for Class A, 0.01% for Investor Class, 0.01% for Class B, and 0.01% for Class C shares. The 7-day current yield was 0.18% for Class A, 0.01% for Investor Class, 0.01% for Class B, and 0.01% for Class C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 0.18%, -0.15%, -0.15% and -0.15%, for Class A, Investor Class, Class B and C shares, respectively, and the 7-day current yield would have been 0.18%, -0.15%, -0.15% and -0.15%, for Class A, Investor Class, Class B and C shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Average Lipper Money Market Fund[5]	0.54%	1.46%	0.89%	0.46%
Morningstar Prime Money Market Category Average[6]	0.56	1.52	0.92	0.48

5.

The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

6.

The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,004.50	$2.69	$1,022.18	$2.72	0.54%

Investor Class Shares	$1,000.00	$1,003.40	$3.74	$1,021.13	$3.77	0.75%

Class B Shares	$1,000.00	$1,003.40	$3.74	$1,021.13	$3.77	0.75%

Class C Shares	$1,000.00	$1,003.40	$3.69	$1,021.18	$3.72	0.74%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Money Market Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

As of April 30, 2020, Class A shares of MainStay Money Market Fund provided a 7-day effective yield of 0.18% and a 7-day current yield of 0.18%. For the six months ended April 30, 2020, Class A shares returned 0.45%, underperforming the 0.54% return of the Average Lipper Money Market Fund. Over the same period, Class A shares also underperformed the 0.56% return of the Morningstar Prime Money Market Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

By far, the three most significant factors affecting the Fund’s relative performance during the reporting period were an oil supply war, a very rapid 150-basis-point cut to the Fed’s target rate range, and the COVID-19 pandemic. (A basis point is one one-hundredth of a percentage point.) We believe the oil supply war significantly affected the Fund’s relative performance in terms of coping with the financial repercussions of the developing pandemic. These combined events sent the financial markets into a downward spiral that will likely take some time to sort out.

What was the Fund’s duration2 strategy during the reporting period?

The Fund’s duration as of April 30, 2020 stood at 41 days. This represented a meaningful extension (26 days) from the Fund’s duration at the start of the reporting period, a change driven by the COVID-19 market upheaval. Given the fact that the Fed rapidly lowered interest rates by 150 basis points in the first half of March 2020, the Fund’s extended duration was a function of available offerings. After the initial period of severe credit aversion by investors, commercial paper issuers chose to extend their offering tenors to secure longer-term funding and avoid any remaining fear-based volatility in the markets.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

As is typically the case, commercial paper and agency floaters were the strongest positive contributors to the Fund’s relative performance. (Contributions take weightings and total returns into account.) However, returns were much higher in relative terms at the end of this reporting period because any perceived issuer risk resulted in significant price concessions by issuers. Over the same period, U.S. Treasury bills were the Fund’s weakest relative performers as a flight to quality overwhelmed the Treasury yield curve3, forcing yields into negative territory.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund made significant purchases of commercial paper after the two Fed rate cuts in March 2020. In addition, the Fund purchased several longer-dated agency discount notes before demand overwhelmed supply, and prices were driven higher. We believe these relatively longer-dated agencies should help buoy the Fund yield for several months.

How did the Fund’s sector weightings change during the reporting period?

In March 2020, the Fund made a purely defensive shift out of higher-credit-risk commercial paper into Treasury bills. As markets settled down later in March and April, the Fund moved back into cheap commercial paper to the extent our credit analysis allowed.

1.	See page 5 for other share class returns, which may be higher or lower than Class A share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the Subadvisor as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Short-Term Investments 99.4%†
Certificates of Deposit 7.9%
Bank of Montreal (a)
0.999% (1 Month LIBOR + 0.17%), due 5/14/20	$5,000,000	$5,000,003
0.21% (SOFR + 0.20%), due 6/5/20	10,000,000	10,000,000
Bank Of Nova Scotia 1.94% (3 Month LIBOR + 0.09%), due 2/16/21 (a)	10,000,000	10,000,000
Canadian Imperial Bank of Commerce 0.999% (1 Month LIBOR + 0.17%), due 5/14/20 (a)	5,000,000	5,000,001
Commonwealth Bank of Australia 1.024% (1 Month LIBOR + 0.16%), due 7/9/20 (a)	10,000,000	10,000,000

Total Certificates of Deposit (Cost $40,000,004)		40,000,004

Corporate Bonds 1.0%
Toyota Motor Credit Corp. 0.41% (SOFR + 0.40%), due 10/23/20 (a)	5,000,000	5,000,000

Total Corporate Bonds (Cost $5,000,000)		5,000,000

Financial Company Commercial Paper 4.0%
Nationwide Life Insurance Co. 0.12%, due 5/13/20 (b)(c)	5,000,000	4,998,750
Royal Bank of Canada (a)(b)
0.727% (1 Month LIBOR + 0.24%), due 8/26/20	5,000,000	5,000,000
1.463% (3 Month LIBOR + 0.09%), due 1/4/21	5,000,000	5,000,000
Westpac Securities NZ Ltd. 0.80% (3 Month LIBOR + 0.04%), due 10/30/20 (a)(b)	5,000,000	5,000,000

Total Financial Company Commercial Paper (Cost $19,998,750)		19,998,750

Other Commercial Paper 44.5% (c)
Alabama Power Co. 0.31%, due 5/1/20 (b)	10,000,000	10,000,000
Apple, Inc. 0.06%, due 5/5/20 (b)	10,000,000	9,998,889
Canadian National Railway Co. 0.26%, due 6/2/20 (b)	20,000,000	19,977,778
Cummins, Inc. 0.31%, due 7/2/20 (b)	5,035,000	5,026,762
Emerson Electric Co. 0.887%, due 6/16/20 (b)	20,000,000	19,957,833

	Principal Amount	Value
Other Commercial Paper (continued)
GlaxoSmithKline LLC (b)
0.80%, due 7/14/20	$10,000,000	$9,968,139
0.943%, due 9/1/20	10,000,000	9,965,150
Henkel of America, Inc. (b)
0.33%, due 7/8/20	10,000,000	9,972,611
0.333%, due 7/9/20	10,000,000	9,978,917
Hershey Co. (b)
0.257%, due 6/1/20	10,000,000	9,990,528
0.28%, due 6/1/20	10,000,000	9,990,500
John Deere Canada ULC 0.129%, due 5/19/20 (b)	10,000,000	9,994,500
National Rural Utilities Cooperative Finance Corp. 0.075%, due 5/4/20	20,000,000	19,998,333
Northern Illinois Gas Co. 0.80%, due 5/1/20	10,000,000	10,000,000
Novartis Finance Corp. 0.27%, due 6/24/20 (b)	20,000,000	19,972,400
UnitedHealth Group, Inc. 0.195%, due 5/13/20 (b)	20,000,000	19,992,333
Walmart, Inc. (b)
1.066%, due 5/26/20	10,000,000	9,992,708
1.27%, due 5/26/20	10,000,000	9,991,320

Total Other Commercial Paper (Cost $224,768,701)		224,768,701

Treasury Debt 27.3% (c)
United States Treasury Bills
0.051%, due 6/4/20	5,000,000	4,999,764
0.066%, due 6/4/20	4,392,000	4,391,730
0.076%, due 5/26/20	12,700,000	12,699,383
0.081%, due 5/14/20	40,000,000	39,999,928
0.109%, due 8/6/20	51,000,000	50,998,626
0.109%, due 9/10/20	25,000,000	24,996,333

Total Treasury Debt (Cost $138,085,764)		138,085,764

Treasury Repurchase Agreements 11.0%
Bank of America N.A. 0.02%, dated 4/30/20 due 5/1/20 Proceeds at Maturity $15,000,008 (Collateralized by United States Treasury securities with rates between 1.50% and maturity dates between 9/30/21, with a Principal Amount of $15,003,500 and a Market Value of $15,300,052)	15,000,000	15,000,000

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments (continued)
Treasury Repurchase Agreements (continued)
RBC Capital Markets LLC 0.02%, dated 4/30/20 due 5/1/20 Proceeds at Maturity $25,682,014 (Collateralized by United States Treasury securities with rates between 0.13% and 2.88% and maturity dates between 4/15/21 and 11/15/27, with a Principal Amount of $23,751,300 and a Market Value of $26,195,752)	$25,682,000	$25,682,000
TD Securities (U.S.A.) LLC 0.02%, dated 4/30/20 due 5/1/20 Proceeds at Maturity $15,000,008 (Collateralized by a United States Treasury securities with a rate of 0.00% and 5.38% maturity date of 6/4/2020 and 2/15/2046, with a Principal Amount of $13,327,700 and a Market Value of $15,300,056)	15,000,000	15,000,000

Total Treasury Repurchase Agreements (Cost $55,682,000)		55,682,000

	Principal Amount	Value
U.S. Government Agency Debt 3.7% (c)
Federal Home Loan Bank
0.121%, due 7/20/20	$1,500,000	$1,499,333
0.121%, due 7/24/20	15,000,000	14,994,750
Federal National Mortgage Association 0.121%, due 8/14/20	2,000,000	1,998,717

Total U.S. Government Agency Debt (Cost $18,492,800)		18,492,800

Total Short-Term Investments (Cost $502,028,019)	99.4%	502,028,019

Other Assets, Less Liabilities	0.6	3,220,681
Net Assets	100.0%	$505,248,700

†	Percentages indicated are based on Fund net assets.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2020.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$40,000,004	$—	$40,000,004
Corporate Bonds	—	5,000,000	—	5,000,000
Financial Company Commercial Paper	—	19,998,750	—	19,998,750
Other Commercial Paper	—	224,768,701	—	224,768,701
Treasury Debt	—	138,085,764	—	138,085,764
Treasury Repurchase Agreements	—	55,682,000	—	55,682,000
U.S. Government Agency Debt	—	18,492,800	—	18,492,800

Total Investments in Securities	$—	$502,028,019	$—	$502,028,019

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in securities, at value (amortized cost $446,346,019)	$446,346,019
Repurchase agreements, at value (amortized cost $55,682,000)	55,682,000
Cash	23,222
Receivables:
Fund shares sold	5,240,970
Interest	81,801
Other assets	73,733

Total assets	507,447,745

Liabilities
Payables:
Fund shares redeemed	1,918,671
Manager (See Note 3)	147,274
Transfer agent (See Note 3)	61,726
Professional fees	30,357
Shareholder communication	29,002
Custodian	10,623
Trustees	421
Accrued expenses	169
Dividend payable	802

Total liabilities	2,199,045

Net assets	$505,248,700

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$5,052,705
Additional paid-in capital	500,166,900

505,219,605
Total distributable earnings (loss)	29,095

Net assets	$505,248,700

Class A
Net assets applicable to outstanding shares	$405,987,552

Shares of beneficial interest outstanding	405,994,593

Net asset value and offering price per share outstanding	$1.00

Investor Class
Net assets applicable to outstanding shares	$30,839,186

Shares of beneficial interest outstanding	30,849,488

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$31,642,982

Shares of beneficial interest outstanding	31,646,961

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$36,778,980

Shares of beneficial interest outstanding	36,779,467

Net asset value and offering price per share outstanding	$1.00

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,690,605
Other	9

Total income	2,690,614

Expenses
Manager (See Note 3)	786,748
Transfer agent (See Note 3)	269,948
Registration	59,610
Professional fees	37,233
Custodian	21,008
Shareholder communication	18,599
Trustees	4,190
Miscellaneous	7,143

Total expenses before waiver/reimbursement	1,204,479
Expense waiver/reimbursement from Manager (See Note 3)	(51,303)

Net expenses	1,153,176

Net investment income (loss)	1,537,438

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	28,330

Net increase (decrease) in net assets resulting from operations	$1,565,768

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,537,438	$6,249,000
Net realized gain (loss) on investments	28,330	1,026

Net increase (decrease) in net assets resulting from operations	1,565,768	6,250,026

Distributions to shareholders:
Class A	(1,267,434)	(4,900,195)
Investor Class	(93,608)	(426,770)
Class B	(107,412)	(557,854)
Class C	(69,221)	(363,990)

Total distributions to shareholders	(1,537,675)	(6,248,809)

Capital share transactions:
Net proceeds from sale of shares	436,327,453	454,831,292
Net asset value of shares issued to shareholders in reinvestment of distributions	1,493,878	6,060,427
Cost of shares redeemed	(304,443,105)	(411,720,332)
Increase (decrease) in net assets derived from capital share transactions	133,378,226	49,171,387

Net increase (decrease) in net assets	133,406,319	49,172,604

Net Assets
Beginning of period	371,842,381	322,669,777

End of period	$505,248,700	$371,842,381

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017		2016		2015

Net asset value at beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00	‡	0.00 ‡	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡

Total from investment operations	0.00	‡	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Less distributions:

From net investment income	(0.00	)‡	(0.02)	(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Total investment return (b)	0.45%		1.84%	1.21%	0.35%		0.01%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.82	%††	1.82%	1.20%	0.32%		0.02%		0.01%

Net expenses	0.54	%††	0.56%	0.57%	0.59%		0.43%		0.13%

Expenses (before waiver/reimbursement)	0.54	%††	0.56%	0.57%	0.60%		0.64%		0.64%

Net assets at end of period (in 000’s)	$405,988		$290,421	$235,855	$227,572		$226,181		$243,517

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017		2016		2015

Net asset value at beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00	‡	0.00 ‡	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡

Total from investment operations	0.00	‡	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Less distributions:

From net investment income	(0.00	)‡	(0.02)	(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Total investment return (b)	0.34%		1.59%	0.98%	0.20%		0.01%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.68	%††	1.58%	0.97%	0.18%		0.02%		0.01%

Net expenses	0.75	%††	0.80%	0.80%	0.73%		0.43%		0.14%

Expenses (before waiver/reimbursement)	0.87	%††	0.88%	0.84%	0.79%		0.83%		0.87%

Net assets at end of period (in 000’s)	$30,839		$28,133	$26,548	$27,087		$58,658		$56,512

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018	2017		2016		2015

Net asset value at beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00	‡	0.00 ‡	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡

Total from investment operations	0.00	‡	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Less distributions:

From net investment income	(0.00	)‡	(0.02)	(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Total investment return (b)	0.34%		1.59%	0.98%	0.20%		0.01%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.69	%††	1.59%	0.96%	0.17%		0.02%		0.01%

Net expenses	0.75	%††	0.80%	0.80%	0.73%		0.43%		0.14%

Expenses (before waiver/reimbursement)	0.87	%††	0.88%	0.84%	0.79%		0.83%		0.87%

Net assets at end of period (in 000’s)	$31,643		$32,981	$37,284	$43,351		$53,341		$58,152

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017		2016		2015

Net asset value at beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00	‡	0.00 ‡	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡

Total from investment operations	0.00	‡	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Less distributions:

From net investment income	(0.00	)‡	(0.02)	(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Total investment return (b)	0.34%		1.60%	0.98%	0.20%		0.01%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.57	%††	1.59%	0.94%	0.17%		0.02%		0.01%

Net expenses	0.74	%††	0.80%	0.80%	0.73%		0.43%		0.13%

Expenses (before waiver/reimbursement)	0.87	%††	0.88%	0.84%	0.79%		0.83%		0.87%

Net assets at end of period (in 000’s)	$36,779		$20,308	$22,983	$30,831		$41,311		$41,050

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Money Market Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2020. As of April 30, 2020, Class R6 shares were not yet offered for sale.

Class A, Class I and Investor Class shares are offered at net asset value (“NAV”) without an initial sales charge. Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Investor Class shares may convert automatically to Class A shares and Class A shares may convert automatically to Investor Class shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

17

Notes to Financial Statements (Unaudited) (continued)

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2020, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2020, is recorded daily based on the effective interest method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2020, is recorded daily based on the effective interest method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the

18	MainStay Money Market Fund

expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. Repurchase agreements as of April 30, 2020, are shown in the Portfolio of Investments.

(I)  Debt Securities.  The Fund’s investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.

The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(J)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United

Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses

19

Notes to Financial Statements (Unaudited) (continued)

of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the six-month period ended April 30, 2020, the effective management fee rate was 0.40% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of the Fund’s average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; and Class C, 0.80%. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments may voluntarily waive or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $786,748 and paid the Subadvisor in the amount of $376,464. Additionally, New York Life Investments reimbursed expenses in the amount of $51,303, without which the Fund’s total returns would have been lower.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Sales Charges.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. The Fund was advised that the Distributer received from shareholders the proceeds from CDSCs of Class A, Class B and Class C during the six-month period ended April 30, 2020, of $54,111, $11,888 and $3,836, respectively.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$106,154	$—
Investor Class	54,523	—
Class B	60,975	—
Class C	48,296	—

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

The Fund utilized $141 of capital loss carryforwards during the year ended October 31, 2019.

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$6,248,809

20	MainStay Money Market Fund

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 7–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A (at $1 per share)	Shares

Six-month period ended April 30, 2020:
Shares sold	381,350,017
Shares issued to shareholders in reinvestment of distributions	1,229,728
Shares redeemed	(274,504,074)

Net increase (decrease) in shares outstanding before conversion	108,075,671
Shares converted into Class A (See Note 1)	8,371,387
Shares converted from Class A (See Note 1)	(902,430)

Net increase (decrease)	115,544,628

Year ended October 31, 2019:
Shares sold	394,765,732
Shares issued to shareholders in reinvestment of distributions	4,747,751
Shares redeemed	(353,199,964)

Net increase (decrease) in shares outstanding before conversion	46,313,519
Shares converted into Class A (See Note 1)	11,931,559
Shares converted from Class A (See Note 1)	(3,680,285)

Net increase (decrease)	54,564,793

Investor Class (at $1 per share)	Shares
Six-month period ended April 30, 2020:
Shares sold	23,859,334
Shares issued to shareholders in reinvestment of distributions	89,811
Shares redeemed	(13,870,244)

Net increase (decrease) in shares outstanding before conversion	10,078,901
Shares converted into Investor Class (See Note 1)	926,532
Shares converted from Investor Class (See Note 1)	(8,301,175)

Net increase (decrease)	2,704,258

Year ended October 31, 2019:
Shares sold	32,376,821
Shares issued to shareholders in reinvestment of distributions	410,863
Shares redeemed	(23,653,343)

Net increase (decrease) in shares outstanding before conversion	9,134,341
Shares converted into Investor Class (See Note 1)	4,004,631
Shares converted from Investor Class (See Note 1)	(11,554,017)

Net increase (decrease)	1,584,955

Class B (at $1 per share)	Shares
Six-month period ended April 30, 2020:
Shares sold	4,135,899
Shares issued to shareholders in reinvestment of distributions	106,063
Shares redeemed	(5,524,188)

Net increase (decrease) in shares outstanding before conversion	(1,282,226)
Shares converted from Class B (See Note 1)	(57,370)

Net increase (decrease)	(1,339,596)

Year ended October 31, 2019:
Shares sold	11,573,190
Shares issued to shareholders in reinvestment of distributions	544,149
Shares redeemed	(16,351,512)

Net increase (decrease) in shares outstanding before conversion	(4,234,173)
Shares converted from Class B (See Note 1)	(69,054)

Net increase (decrease)	(4,303,227)

Class C (at $1 per share)	Shares
Six-month period ended April 30, 2020:
Shares sold	26,982,203
Shares issued to shareholders in reinvestment of distributions	68,276
Shares redeemed	(10,544,599)

Net increase (decrease) in shares outstanding before conversion	16,505,880
Shares converted from Class C (See Note 1)	(36,944)

Net increase (decrease)	16,468,936

Year ended October 31, 2019:
Shares sold	16,115,549
Shares issued to shareholders in reinvestment of distributions	357,664
Shares redeemed	(18,515,513)

Net increase (decrease) in shares outstanding before conversion	(2,042,300)
Shares converted from Class C (See Note 1)	(632,834)

Net increase (decrease)	(2,675,134)

21

Notes to Financial Statements (Unaudited) (continued)

Note 8–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 10–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

22	MainStay Money Market Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Money Market Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders,

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and New York Life Investments’ and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and NYL Investors believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to NYL Investors as well as discussions

24	MainStay Money Market Fund

between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered information provided by New York Life Investments and NYL Investors with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and NYL Investors and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

26	MainStay Money Market Fund

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator’s liquidity classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

27

Federal Income Tax Information

(Unaudited)

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal six-month period end April 30, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund’s Form N-MFP is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

28	MainStay Money Market Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737111 MS086-20	MSMM10-06/20 (NYLIM) NL214

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)    Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 8, 2020

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 8, 2020

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.